                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-06637
                -------------------------------------------------

                                  The UBS Funds
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

               51 West 52nd Street, New York, New York 10019-6114
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Mark F. Kemper, Esq.
                      UBS Global Asset Management (US) Inc.
                               51 West 52nd Street
                             New York, NY 10019-6114

                     (Name and address of agent for service)

                                    Copy to:
                                Bruce Leto, Esq.
                       Stradley Ronon Stevens & Young, LLP
                            2600 One Commerce Square
                            Philadelphia, PA 215-564

        Registrant's telephone number, including area code: 212-882 5000

Date of fiscal year end: June 30

Date of reporting period: December 31, 2004

ITEM 1. REPORTS TO STOCKHOLDERS.

[UBS GLOBAL ASSET MANAGEMENT LOGO]

UBS GLOBAL ALLOCATION FUND
UBS GLOBAL EQUITY FUND
UBS GLOBAL BOND FUND
UBS U.S. LARGE CAP EQUITY FUND
UBS U.S. LARGE CAP GROWTH FUND
UBS U.S. SMALL CAP GROWTH FUND
UBS U.S. BOND FUND
UBS HIGH YIELD FUND
UBS INTERNATIONAL EQUITY FUND
UBS U.S. LARGE CAP VALUE EQUITY FUND
SEMI-ANNUAL REPORT
DECEMBER 31, 2004

TABLE OF CONTENTS

Portfolio Managers' Commentary and Schedules of Investments
     UBS Global Allocation Fund                                               3
     UBS Global Equity Fund                                                  20
     UBS Global Bond Fund                                                    29
     UBS U.S. Large Cap Equity Fund                                          40
     UBS U.S. Large Cap Growth Fund                                          47
     UBS U.S. Small Cap Growth Fund                                          53
     UBS U.S. Bond Fund                                                      60
     UBS High Yield Fund                                                     70
     UBS International Equity Fund                                           78
     UBS U.S. Large Cap Value Equity Fund                                    86

Statements of Assets and Liabilities                                         92

Statements of Operations                                                     96

Statements of Changes in Net Assets                                          98

Financial Highlights                                                        102

Notes to Financial Statements                                               122

General Information                                                         134

Portfolio Managers'
Commentary
and Schedules of
Investments

UBS GLOBAL ALLOCATION FUND

For the six months ended December 31, 2004, Class Y shares of UBS Global Allocation Fund (the "Fund") returned 12.15%, outperforming the 10.13% return of the Fund's benchmark, the GSMI Mutual Fund Index (the "Index").* Since inception on August 31, 1992, through period end, the Fund returned 9.34% on an annualized basis, slightly outperforming the 9.26% annualized return of the Index. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 5; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares).

Asset allocation based on relative valuation analysis helped the Fund outperform its Index over the reporting period. In addition, the Fund benefited from its country and sector strategy in global equities and its defensive posture in global fixed income.

EQUITIES: BOTTOM-UP RESEARCH AND ANALYSIS GUIDED COUNTRY AND SECTOR STRATEGY

Our long-term investment process is made up of three components: fundamental valuation, risk management and market behavior analysis. Together, these components allow us to calculate the intrinsic value of assets, markets and currencies, and to determine where there is a discrepancy between market price and intrinsic value and why that discrepancy exists. This process is particularly important in global asset allocation, where we are making investment choices between and within asset classes, and considering the risk impact of those decisions.

During the last six months, investors grew more encouraged by the ongoing global economic recovery. Given what appeared to be a greater appetite for risk, investors reached for extra returns, driving up most equity markets and the more speculative instruments in the fixed income markets. Our research and analysis of prevailing conditions led us to adjust our allocation in August of 2004, increasing global equities at the expense of global fixed income, in advance of other investors' push into risky assets. In our opinion, global bonds were not providing sufficient compensation for risk at then-current yields, especially in longer-dated issues. Conversely, equities in the US, the UK, and especially in many emerging markets countries, offered more attractive valuations.

Within equities, the Fund's relative performance benefited from its country allocation. We were underweighted to the US relative to the Index, but this was due primarily to our large underweight in technology hardware, rather than a preference for other markets. Our largest overweight position was in the UK, where our bottom-up analysis highlighted numerous sectors and securities that offered potential. We also saw strength from our exposure to equities in Belgium, Amsterdam and several emerging markets countries. The Fund's relative performance was also helped by our underweight exposure to Japan, where the slowing pace of growth and concerns regarding the export sector hindered market performance.

At the sector level, we saw strong contributions from our holdings in financial services, healthcare and telecommunications. In financial services, we avoided insurance companies in favor of banks and US diversified financial conglomerates. Our position in healthcare was based almost entirely on an overweight to the pharmaceuticals subsector. In telecommunications, the Fund saw strong contributions from many holdings, including Vodafone Group PLC and Nextel Communications, Inc, the latter of which benefited from an announced deal with Sprint.

The Fund's most noteworthy underweights for the period were in technology hardware and energy. While technology hardware has suffered from low capital spending, valuations have declined to the point where they are now becoming of interest to us. We will continue to monitor this sector for opportunities. Our underweight position in energy hindered the Fund's relative performance, as the sector was strongly supported by rising oil prices. Our research suggests that the stocks in this sector are at or above intrinsic value, however, and that oil prices are likely to stabilize and decline once the geopolitical situation clears.

* AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 40% RUSSELL 3000 INDEX; 22% MSCI WORLD EX USA (FREE) INDEX; 21% CITIGROUP BIG INDEX; 9% CITIGROUP WGBI NON-US (IN USD); 2% J.P. MORGAN EMBI GLOBAL; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH HIGH YIELD MASTER INDEX.

FIXED INCOME: CONSERVATIVE APPROACH TO A TIGHT SPREAD ENVIRONMENT

Despite interest rate increases from the US Federal Reserve Board and several other central banks, global fixed income markets in general saw yields fall and prices rise during the reporting period. The exception to this trend was in the US, where Treasury yields rose substantially for shorter maturities, and longer-term issues remained largely unchanged. This anomaly was the result, in part, of substantial foreign investments in the US fixed income market. By purchasing Treasuries, authorities in these countries hoped to stop their currencies from appreciating against the US dollar. In doing so, their exports would appear more attractive.

Investors' search for yield drove up prices in lower quality global fixed income. This strong demand, coupled with improving fundamentals at the country and security levels, put pressure on spreads, driving them down to near historic levels. (Spread is the premium investors are paid to hold bonds riskier than US Treasuries). Given the higher prices and tight spreads, we determined that most global fixed income markets did not offer an attractive reward for risk taken.

We responded to these conditions by decreasing our US fixed income position, especially our exposure to US Treasuries. We also limited our holdings in emerging markets bonds, Japanese bonds and global inflation-linked securities, all of which we considered overvalued.

While currencies were relatively stable in the first half of the period, the US dollar depreciated substantially in the second half, falling against European currencies and, to a lesser extent, Asian currencies. This decline coincided with a growing concern over the US current account deficit, a risk that had earlier prompted us to reduce our US dollar exposure. Overall, the Fund was underweight the US dollar and the UK pound; however, we built a position in Asian currencies, which we believe remain undervalued. Currency positions were a modest detractor to added value during the second half of 2004.

LOOKING AHEAD

The world's political and economic climate is undergoing significant changes that we feel will have a direct impact on the financial markets. We will be closely monitoring these changes from a top-down perspective to analyze the potential impact on current and prospective Fund positions. We will also rely on our proven research-driven process to identify bottom-up opportunities at the sector and security level.

Our investment strategy at this time is to maintain modest equity overweights versus the Index, particularly in select European and emerging markets. In fixed income, we expect to maintain or further reduce our underweight exposure to credit securities. We do not foresee any significant changes to our underweight of the US dollar and the British pound in favor of Asian currencies.

TOTAL RETURN (UNAUDITED)

                                             6 MONTHS      1 YEAR       3 YEARS      5 YEARS     10 YEARS    INCEPTION*
                                               ENDED        ENDED        ENDED        ENDED        ENDED        TO
                                             12/31/04     12/31/04     12/31/04     12/31/04     12/31/04    12/31/04
-----------------------------------------------------------------------------------------------------------------------
UBS GLOBAL ALLOCATION FUND CLASS A             12.03%       14.15%       12.18%        8.85%         N/A        7.32%
UBS GLOBAL ALLOCATION FUND CLASS B             11.58        13.26        11.24          N/A          N/A       11.57
UBS GLOBAL ALLOCATION FUND CLASS C             11.58        13.26        11.27          N/A          N/A       11.76
UBS GLOBAL ALLOCATION FUND CLASS Y             12.15        14.53        12.37         9.09        10.32%       9.34
UBS GLOBAL ALLOCATION FUND CLASS A**            5.86         7.84        10.10         7.62          N/A        6.52
UBS GLOBAL ALLOCATION FUND CLASS B**            6.58         8.26        10.42          N/A          N/A       11.04
UBS GLOBAL ALLOCATION FUND CLASS C**           10.58        12.26        11.27          N/A          N/A       11.76
GSMI MUTUAL FUND INDEX***                      10.13        12.60         9.33         2.56         9.56        9.26
MSCI WORLD EQUITY (FREE) INDEX                 10.97        15.03         7.27        -2.21         8.37        8.92
CITIGROUP WORLD GOVERNMENT BOND INDEX          12.06        10.35        14.86         8.79         7.60        7.16

* INCEPTION DATE OF UBS GLOBAL ALLOCATION FUND CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 12/13/01 AND 11/22/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND, FOR PURPOSES OF THIS ILLUSTRATION, THE INDICES, IS 8/31/92.

**   RETURNS INCLUDE SALES CHARGES.

*** AN UNMANAGED INDEX COMPILED BY THE ADVISOR, CONSTRUCTED AS FOLLOWS: 40% RUSSELL 3000 INDEX; 22% MSCI WORLD EX-USA (FREE) INDEX; 21% CITIGROUP BIG INDEX; 9% CITIGROUP WGBI NON-US (IN USD); 2% J.P. MORGAN EMBI GLOBAL; 3% MSCI EMERGING MARKETS FREE INDEX; AND 3% MERRILL LYNCH HIGH YIELD MASTER INDEX.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEE AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   BEGINNING            ENDING            EXPENSES PAID
                                                 ACCOUNT VALUE       ACCOUNT VALUE       DURING PERIOD*
                                                  JULY 1, 2004     DECEMBER 31, 2004    7/1/04 - 12/31/04
---------------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                                  $   1,000.00        $  1,120.30           $   5.97
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00           1,019.57               5.69

CLASS B  ACTUAL                                      1,000.00           1,115.80              10.26
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00           1,015.51               9.77

CLASS C  ACTUAL                                      1,000.00           1,115.80              10.09
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00           1,015.67               9.61

CLASS Y  ACTUAL                                      1,000.00           1,121.50               4.59
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00           1,020.88               4.38

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO: CLASS A: 1.12%, CLASS B: 1.92%, CLASS C: 1.89%, CLASS Y: 0.86%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2004 (UNAUDITED)

                                        PERCENTAGE OF
                                         NET ASSETS
-----------------------------------------------------
Citigroup, Inc.                              1.7%
Johnson & Johnson                            1.6
Nextel Communications, Inc., Class A         1.4
Wells Fargo & Co.                            1.4
Burlington Northern Santa Fe Corp.           1.4
Morgan Stanley                               1.2
Allergan, Inc.                               1.1
ExxonMobil Corp.                             1.1
Microsoft Corp.                              1.1
Freddie Mac                                  1.1
-----------------------------------------------------
Total                                       13.1%

TOP TEN FIXED INCOME HOLDINGS

AS OF DECEMBER 31, 2004 (UNAUDITED)

                                        PERCENTAGE OF
                                         NET ASSETS
-----------------------------------------------------
U.S. Treasury Note
4.000%, due 02/15/14                         1.2%

U.S. Treasury Note
2.750%, due 07/31/06                         1.1

U.S. Treasury Note
3.375%, due 09/15/09                         1.0

Federal National Mortgage Association
6.500%, due 01/25/34                         0.6

Deutsche Bundesrepublik
6.000%, due 01/05/06                         0.6

U.S. Treasury Note
2.500%, due 09/30/06                         0.6

Deutsche Bundesrepublik
6.500%, due 07/04/27                         0.5

Deutsche Bundesrepublik
6.000%, due 01/04/07                         0.5

Federal Home Loan Mortgage Corp.
5.125%, due 07/15/12                         0.4

Washington Mutual, 04-AR7, Class A6
3.957%, due 07/25/34                         0.4
-----------------------------------------------------
Total                                        6.9%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2004 (UNAUDITED)

EQUITIES

U.S. EQUITIES
   Aerospace & Defense                                              0.87%
   Auto Components                                                  0.54
   Biotechnology                                                    1.07
   Building Products                                                1.09
   Capital Markets                                                  2.11
   Commercial Banks                                                 1.83
   Commercial Services & Supplies                                   0.22
   Computers & Peripherals                                          0.24
   Construction Materials                                           0.61
   Diversified Financial Services                                   2.66
   Diversified Telecommunication Services                           0.34
   Electric Utilities                                               2.10
   Food & Staples Retailing                                         2.03
   Health Care Equipment & Supplies                                 0.28
   Health Care Providers & Services                                 1.95
   Household Products                                               0.57
   Insurance                                                        1.19
   Internet & Catalog Retail                                        0.38
   Machinery                                                        0.96
   Media                                                            3.66
   Multi-Utilities & Unregulated Power                              0.53
   Multiline Retail                                                 0.38
   Oil & Gas                                                        1.72
   Pharmaceuticals                                                  5.07
   Road & Rail                                                      1.35
   Software                                                         1.80
   Specialty Retail                                                 0.48
   Thrifts & Mortgage Finance                                       1.10
   Wireless Telecommunication Services                              1.39
                                                               ---------
         Total U.S. Equities                                       38.52

INTERNATIONAL EQUITIES
   Air Freight & Logistics                                          0.32
   Airlines                                                         0.08
   Auto Components                                                  0.34
   Automobiles                                                      0.60
   Beverages                                                        0.71
   Biotechnology                                                    0.13
   Capital Markets                                                  0.45
   Chemicals                                                        0.49
   Commercial Banks                                                 4.24
   Commercial Services & Supplies                                   0.36
   Communications Equipment                                         0.30
   Construction & Engineering                                       0.06
   Construction Materials                                           0.49
   Consumer Finance                                                 0.12
   Diversified Financial Services                                   0.24
   Diversified Telecommunication Services                           1.48
   Electric Utilities                                               0.23
   Electronic Equipment & Instruments                               0.75
   Food & Staples Retailing                                         0.57
   Food Products                                                    0.50
   Health Care Equipment & Supplies                                 0.08
   Household Durables                                               0.55
   Household Products                                               0.30
   Insurance                                                        1.53
   Internet & Catalog Retail                                        0.12
   IT Services                                                      0.09
   Leisure Equipment & Products                                     0.13
   Machinery                                                        0.20
   Media                                                            0.83
   Metals & Mining                                                  0.27
   Multi-Utilities & Unregulated Power                              0.12
   Multiline Retail                                                 0.04%
   Office Electronics                                               0.41
   Oil & Gas                                                        2.28
   Paper & Forest Products                                          0.36
   Pharmaceuticals                                                  1.60
   Real Estate                                                      0.44
   Road & Rail                                                      0.33
   Semiconductors & Semiconductor Equipment                         0.27
   Specialty Retail                                                 0.58
   Textiles, Apparel & Luxury Goods                                 0.09
   Tobacco                                                          0.44
   Trading Companies & Distributors                                 0.28
   Wireless Telecommunication Services                              1.16
                                                               ---------
         Total International Equities                              24.96

TOTAL EQUITIES                                                     63.48

U.S. BONDS
U.S. CORPORATE BONDS
   Aerospace & Defense                                              0.03
   Airlines                                                         0.02
   Automobiles                                                      0.27
   Beverages                                                        0.05
   Capital Markets                                                  0.22
   Chemicals                                                        0.08
   Commercial Banks                                                 0.27
   Commercial Services & Supplies                                   0.03
   Communications Equipment                                         0.01
   Consumer Finance                                                 0.23
   Diversified Financial Services                                   0.33
   Diversified Telecommunication Services                           0.10
   Electric Utilities                                               0.25
   Energy Equipment & Services                                      0.03
   Food & Staples Retailing                                         0.07
   Food Products                                                    0.05
   Gas Utilities                                                    0.01
   Hotels, Restaurants & Leisure                                    0.01
   Household Durables                                               0.02
   Insurance                                                        0.09
   IT Services                                                      0.03
   Leisure Equipment & Products                                     0.01
   Machinery                                                        0.01
   Media                                                            0.13
   Metals & Mining                                                  0.01
   Multi-Utilities & Unregulated Power                              0.04
   Multiline Retail                                                 0.01
   Oil & Gas                                                        0.10
   Paper & Forest Products                                          0.03
   Personal Products                                                0.01
   Pharmaceuticals                                                  0.03
   Real Estate                                                      0.03
   Road & Rail                                                      0.04
   Thrifts & Mortgage Finance                                       0.09
   Tobacco                                                          0.02
   Wireless Telecommunication Services                              0.02
                                                               ---------
         Total U.S. Corporate Bonds                                 2.78
Asset-Backed Securities                                             1.13
Commercial Mortgage-Backed Securities                               1.33
Mortgage & Agency Debt Securities                                   6.93
U.S. Government Obligations                                         4.27
                                                               ---------
         Total U.S. Bonds                                          16.44

INTERNATIONAL CORPORATE BONDS
   Aerospace & Defense                                              0.03
   Commercial Banks                                                 0.04
   Diversified Financial Services                                   0.18
   Diversified Telecommunication Services                           0.05

   Oil & Gas                                                        0.01%
   Wireless Telecommunication Services                              0.01
                                                               ---------
         Total International Corporate Bonds                        0.32
Foreign Government Bonds                                            4.96
Sovereign/Supranational Bond                                        0.02
                                                               ---------
         Total International Bonds                                  5.30
TOTAL BONDS                                                        21.74

INVESTMENT COMPANIES                                               11.90
SHORT-TERM INVESTMENTS                                              2.41
INVESTMENT OF CASH COLLATERAL FOR
   SECURITIES LOANED                                                5.11
                                                               ---------
   TOTAL INVESTMENTS                                              104.64
LIABILITIES, IN EXCESS OF CASH AND
   OTHER ASSETS                                                    (4.64)
                                                               ---------
NET ASSETS                                                        100.00%
                                                               =========

THE FUND HELD A SHORT POSITION IN STOCK INDEX FUTURES WHICH REDUCED THE U.S. EQUITY EXPOSURE FROM 38.52% TO 37.31%. THE FUND ALSO HELD A LONG POSITION IN U.S. TREASURY FUTURES WHICH INCREASED THE U.S. BOND EXPOSURE FROM 16.44% TO 17.61%. THESE ADJUSTMENTS RESULTED IN A NET DECREASE TO THE FUNDS EXPOSURE TO SHORT-TERM INVESTMENTS FROM 2.41% TO 2.37%.

              UBS GLOBAL ALLOCATION FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004 (UNAUDITED)

                                                                    SHARES            VALUE
                                                               ---------------   ---------------
EQUITIES -- 63.48%
U.S. EQUITIES -- 38.52%
Advance Auto Parts, Inc. (a)                                           110,700   $     4,835,376
Aflac, Inc.                                                            211,600         8,430,144
Albertson's, Inc. (b)                                                  575,600        13,745,328
Allergan, Inc.                                                         354,700        28,755,529
Allstate Corp.                                                         215,100        11,124,972
American Electric Power Co., Inc. (b)                                  280,400         9,628,936
BEA Systems, Inc. (a) (b)                                              128,417         1,137,775
Bristol-Myers Squibb Co.                                               352,500         9,031,050
Burlington Northern Santa Fe Corp.                                     722,900        34,200,399
Cephalon, Inc. (a) (b)                                                 176,300         8,970,144
Citigroup, Inc.                                                        913,607        44,017,585
CMS Energy Corp. (a) (b)                                               359,400         3,755,730
Costco Wholesale Corp.                                                 489,900        23,716,059
Dex Media, Inc.                                                        219,700         5,483,712
Equifax, Inc.                                                          194,100         5,454,210
Exelon Corp.                                                           541,300        23,855,091
ExxonMobil Corp.                                                       555,000        28,449,300
FirstEnergy Corp.                                                      377,463        14,913,563
Freddie Mac                                                            378,200        27,873,340
Genzyme Corp. (a)                                                      312,600        18,152,682
Hartford Financial Services Group, Inc.                                151,600        10,507,396
Hewlett-Packard Co.                                                    291,400         6,110,658
IAC/InterActiveCorp. (a)                                               344,300         9,509,566
Illinois Tool Works, Inc.                                              262,500        24,328,500
Johnson & Johnson                                                      623,038        39,513,070
Johnson Controls, Inc.                                                 215,200        13,652,288
JPMorgan Chase & Co.                                                   599,800        23,398,198
Kerr-McGee Corp.                                                        74,250         4,290,908
Kimberly-Clark Corp.                                                   221,000        14,544,010
Kohl's Corp. (a)                                                       197,300         9,701,241
Kroger Co. (a)                                                         796,000        13,961,840
Lockheed Martin Corp.                                                  189,200        10,510,060
Marathon Oil Corp.                                                     288,700        10,858,007
Martin Marietta Materials, Inc.                                        285,384        15,313,705
Masco Corp.                                                            752,900        27,503,437
Medco Health Solutions, Inc. (a)                                        49,600         2,063,360
Medtronic, Inc.                                                        144,000         7,152,480
Mellon Financial Corp.                                                 702,800        21,864,108
Microsoft Corp.                                                      1,058,200        28,264,522
Morgan Stanley                                                         569,450        31,615,864
Mylan Laboratories, Inc.                                               708,450        12,525,396
Nextel Communications, Inc., Class A (a)                             1,170,500        35,115,000
Northrop Grumman Corp.                                                 212,200        11,535,192
Omnicom Group, Inc. (b)                                                257,600        21,720,832
Oracle Corp. (a)                                                     1,168,500        16,031,820
Pepco Holdings, Inc.                                                   219,200         4,673,344
Pfizer, Inc.                                                           454,000        12,208,060
PNC Financial Services Group, Inc.                                     208,300        11,964,752
Quest Diagnostics, Inc.                                                 68,500         6,545,175
SBC Communications, Inc.                                               330,800         8,524,716
Sempra Energy (b)                                                      266,000         9,756,880
Time Warner, Inc. (a)                                                1,031,500        20,052,360
TJX Cos., Inc.                                                         294,500         7,400,785
Tribune Co.                                                            247,300        10,421,222
UnitedHealth Group, Inc.                                               316,600        27,870,298
Univision Communications, Inc. (a)                                     285,400         8,353,658
Viacom, Inc., Class B                                                  730,000   $    26,564,700
WellPoint, Inc. (a)                                                    112,300        12,914,500
Wells Fargo & Co.                                                      553,100        34,375,165
Wyeth                                                                  615,400        26,209,886
                                                                                 ---------------
Total U.S. Equities                                                                  974,957,884
                                                                                 ---------------
INTERNATIONAL EQUITIES -- 24.96%
AUSTRALIA -- 0.77%
Australia & New Zealand Banking Group Ltd.                             260,013         4,196,740
National Australia Bank Ltd. (b)                                       209,883         4,741,676
Qantas Airways Ltd.                                                    680,755         1,979,819
QBE Insurance Group Ltd. (b)                                           542,685         6,530,056
Woolworths Ltd.                                                        170,263         2,003,372
                                                                                 ---------------
                                                                                      19,451,663
                                                                                 ---------------
AUSTRIA -- 0.23%
Telekom Austria AG                                                     301,550         5,717,852
                                                                                 ---------------
BELGIUM -- 0.34%
Fortis                                                                 221,605         6,129,758
Solvay S.A.                                                             22,573         2,485,270
                                                                                 ---------------
                                                                                       8,615,028
                                                                                 ---------------
CANADA -- 1.40%
Alcan, Inc. (b)                                                        137,520         6,748,885
Bank of Nova Scotia (b)                                                111,200         3,777,357
BCE, Inc. (b)                                                          152,500         3,680,925
Canadian National Railway Co. (b)                                      109,300         6,665,735
Canadian Tire Corp. Ltd. (b)                                            21,400         1,003,959
Cott Corp. (a)                                                          68,200         1,689,418
Great-West Lifeco, Inc. (b)                                             81,200         1,809,490
Magna International, Inc., Class A (b)                                  35,000         2,879,397
Petro-Canada                                                            70,000         3,573,760
Shoppers Drug Mart Corp. (a)                                           115,800         3,602,108
                                                                                 ---------------
                                                                                      35,431,034
                                                                                 ---------------
FINLAND -- 0.56%
Nokia Oyj                                                              487,057         7,692,814
UPM-Kymmene Oyj                                                        290,940         6,469,729
                                                                                 ---------------
                                                                                      14,162,543
                                                                                 ---------------
FRANCE -- 2.02%
BNP Paribas (b)                                                         90,021         6,521,844
Cap Gemini S.A. (a) (b)                                                 74,868         2,397,567
France Telecom S.A.                                                    280,212         9,278,192
LVMH Moet Hennessy Louis Vuitton S.A. (b)                               31,091         2,381,376
Sanofi-Aventis S.A. (b)                                                123,119         9,840,151
Total S.A. (b)                                                          71,853        15,694,957
Unibail (b)                                                             31,413         4,944,442
                                                                                 ---------------
                                                                                      51,058,529
                                                                                 ---------------
GERMANY -- 0.10%
Volkswagen AG                                                           53,724         2,435,362
                                                                                 ---------------
HONG KONG -- 0.27%
Cheung Kong Holdings Ltd.                                              323,000         3,220,567
Sun Hung Kai Properties Ltd.                                           306,000         3,060,905
Television Broadcasts Ltd.                                             137,000           636,291
                                                                                 ---------------
                                                                                       6,917,763
                                                                                 ---------------

                                                                    SHARES            VALUE
                                                               ---------------   ---------------
IRELAND -- 0.74%
Bank of Ireland                                                        702,912   $    11,704,056
CRH PLC                                                                264,481         7,082,067
                                                                                 ---------------
                                                                                      18,786,123
                                                                                 ---------------
ITALY -- 0.57%
ENI SpA                                                                260,092         6,512,023
UniCredito Italiano SpA                                              1,357,994         7,807,960
                                                                                 ---------------
                                                                                      14,319,983
                                                                                 ---------------
JAPAN -- 4.34%
Canon, Inc.                                                            191,500        10,334,683
East Japan Railway Co.                                                     308         1,713,282
Fuji Photo Film Co., Ltd.                                               90,900         3,317,712
Funai Electric Co., Ltd.                                                26,600         3,301,962
Honda Motor Co., Ltd. (b)                                              139,900         7,249,624
Kao Corp.                                                              296,000         7,568,264
Meitec Corp. (b)                                                        36,100         1,345,779
Mitsubishi Corp.                                                       323,700         4,182,481
Murata Manufacturing Co., Ltd.                                          55,100         3,081,126
NGK Spark Plug Co., Ltd. (b)                                           368,000         3,810,364
Nippon Paper Group, Inc. (b)                                               604         2,711,428
Nissan Motor Co., Ltd.                                                 501,500         5,452,044
Nitto Denko Corp.                                                       98,900         5,424,202
NTT DoCoMo, Inc.                                                         5,351         9,869,611
Rohm Co., Ltd.                                                          64,900         6,713,575
Sekisui House Ltd.                                                     272,000         3,169,396
Shin-Etsu Chemical Co., Ltd.                                            59,900         2,455,158
SKY Perfect Communications, Inc. (b)                                     1,127         1,220,816
Sompo Japan Insurance, Inc.                                            511,000         5,206,246
Sumitomo Mitsui Financial Group, Inc. (b)                                  524         3,809,700
Sumitomo Trust & Banking Co., Ltd. (b)                                 437,000         3,160,115
Takeda Pharmaceutical Co., Ltd.                                        174,000         8,761,979
Takefuji Corp.                                                          45,570         3,081,879
Toyota Industries Corp.                                                 79,200         1,978,647
Yokogawa Electric Corp. (b)                                             68,000           909,144
                                                                                 ---------------
                                                                                     109,829,217
                                                                                 ---------------
NETHERLANDS -- 2.00%
ABN AMRO Holding NV                                                    493,341        13,069,483
Heineken NV                                                             88,657         2,956,037
Koninklijke (Royal) Philips Electronics NV                             130,838         3,469,689
Reed Elsevier NV                                                       504,832         6,882,515
Royal KPN NV                                                           921,712         8,757,331
TPG NV                                                                 299,327         8,129,067
VNU NV                                                                 246,594         7,283,524
                                                                                 ---------------
                                                                                      50,547,646
                                                                                 ---------------
PORTUGAL -- 0.20%
Energias de Portugal S.A. (b)                                          359,158         1,088,654
Portugal Telecom, SGPS, S.A.                                           318,207         3,935,958
                                                                                 ---------------
                                                                                       5,024,612
                                                                                 ---------------
SPAIN -- 0.14%
Banco Santander Central Hispano S.A.                                   285,716         3,545,722
                                                                                 ---------------
SWEDEN -- 0.84%
Electrolux AB, B Shares                                                171,200         3,915,852
Hennes & Mauritz AB, B Shares                                          126,650         4,411,996
Sandvik AB                                                             124,900         5,037,048
Svenska Handelsbanken AB, A Shares                                     131,820   $     3,431,676
Swedish Match AB                                                       397,120         4,601,414
                                                                                 ---------------
                                                                                      21,397,986
                                                                                 ---------------
SWITZERLAND -- 2.57%
Actelion NV (a)                                                         31,915         3,278,227
Adecco S.A.                                                             86,661         4,363,154
Clariant AG                                                            120,824         1,949,802
Credit Suisse Group                                                    271,824        11,426,600
Holcim Ltd.                                                             90,207         5,434,157
Mettler Toledo International, Inc. (a)                                 235,800        12,098,898
Nestle S.A.                                                             23,199         6,069,565
Nobel Biocare Holding AG                                                10,774         1,951,846
Roche Holding AG                                                       125,700        14,470,258
Swiss Reinsurance Co.                                                   56,402         4,022,691
                                                                                 ---------------
                                                                                      65,065,198
                                                                                 ---------------
UNITED KINGDOM -- 7.87%
AstraZeneca PLC                                                        206,966         7,506,017
Balfour Beatty PLC                                                     250,537         1,516,371
Barclays PLC                                                         1,327,258        14,932,467
BP PLC                                                               1,667,726        16,265,485
BT Group PLC                                                         1,586,455         6,183,045
Cadbury Schweppes PLC                                                  711,958         6,629,408
Diageo PLC                                                             935,235        13,340,994
Electrocomponents PLC                                                  505,385         2,762,897
Gallaher Group PLC                                                     427,840         6,501,460
GUS PLC                                                                171,234         3,085,339
HBOS PLC                                                               301,803         4,913,580
HSBC Holdings PLC                                                      302,067         5,097,659
ITV PLC                                                                804,397         1,625,441
Kesa Electricals PLC                                                   548,637         2,975,652
Kingfisher PLC                                                       1,220,931         7,260,743
National Grid Transco PLC                                              309,224         2,944,649
Prudential PLC                                                         882,014         7,671,005
Rentokil Initial PLC                                                 1,155,084         3,276,572
Reuters Group PLC                                                      446,396         3,235,310
Royal Bank of Scotland Group PLC                                       498,427        16,765,414
Scottish & Southern Energy PLC                                         285,794         4,787,372
Shell Transport & Trading Co. PLC                                    1,825,458        15,560,854
Tesco PLC                                                            1,407,189         8,692,598
Vodafone Group PLC                                                   7,178,288        19,466,503
Willis Group Holdings Ltd.                                             328,900        13,540,813
Wolseley PLC                                                           152,429         2,848,932
                                                                                 ---------------
                                                                                     199,386,580
                                                                                 ---------------
Total International Equities                                                         631,692,841
                                                                                 ---------------
Total Equities (Cost $1,395,477,867)                                               1,606,650,725
                                                                                 ---------------

                                                                     FACE
                                                                    AMOUNT
                                                               ---------------
BONDS -- 21.74%
U.S. BONDS -- 16.44%
U.S. CORPORATE BONDS -- 2.78%
Alcoa, Inc.
  6.000%, due 01/15/12                                         $       300,000           327,725
Allstate Corp.
  7.200%, due 12/01/09                                                 125,000           141,660
Altria Group, Inc.
  7.750%, due 01/15/27                                                 310,000           347,936
American Electric Power Co., Inc.
  6.125%, due 05/15/06                                                 900,000           932,745

                                                                     FACE
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Anadarko Finance Co., Series B
  7.500%, due 05/01/31                                         $       300,000   $       371,684
Anheuser-Busch Cos., Inc.
  9.000%, due 12/01/09                                                 125,000           151,575
AT&T Corp. (b)
  8.000%, due 11/15/31                                                 450,000           537,188
AT&T Wireless Services, Inc.
  8.750%, due 03/01/31                                                 375,000           505,617
AvalonBay Communities, Inc.
  7.500%, due 08/01/09                                                 275,000           310,081
Avon Products, Inc.
  7.150%, due 11/15/09                                                 195,000           220,395
Bank of America Corp.
  7.400%, due 01/15/11                                               2,000,000         2,316,756
Bank One Corp.
  7.875%, due 08/01/10                                                 950,000         1,108,108
Boeing Capital Corp.
  7.375%, due 09/27/10                                                 375,000           432,346
Bombardier Capital, Inc., 144A (b)
  6.125%, due 06/29/06                                                 425,000           425,000
Bristol-Myers Squibb Co.
  5.750%, due 10/01/11                                                 300,000           321,293
Burlington Northern Santa Fe Corp.
  7.082%, due 05/13/29                                                 150,000           175,337
C.S. First Boston USA, Inc.
  3.875%, due 01/15/09                                                 300,000           298,246
  6.500%, due 01/15/12                                                 400,000           445,193
Caterpillar, Inc. (b)
  6.550%, due 05/01/11                                                 275,000           308,639
Cendant Corp.
  6.250%, due 01/15/08                                                 300,000           320,165
Centex Corp.
  7.875%, due 02/01/11 (b)                                             275,000           321,228
  9.750%, due 06/15/05                                                 155,000           158,973
Citigroup, Inc., 144A
  5.000%, due 09/15/14                                               2,425,000         2,436,698
Comcast Cable Communications, Inc. (b)
  6.750%, due 01/30/11                                               1,500,000         1,684,474
Computer Sciences Corp. (b)
  3.500%, due 04/15/08                                                 325,000           322,228
ConAgra Foods, Inc.
  6.750%, due 09/15/11                                                 300,000           337,522
ConocoPhillips
  8.750%, due 05/25/10                                                 600,000           732,224
Coors Brewing Co.
  6.375%, due 05/15/12                                                 300,000           329,840
Countrywide Home Loans, Inc. (b)
  3.250%, due 05/21/08                                                 325,000           317,794
DaimlerChrysler N.A. Holding Corp. (b)
  4.050%, due 06/04/08                                               2,025,000         2,020,820
Devon Financing Corp., ULC
  6.875%, due 09/30/11                                                 400,000           453,023
Dominion Resources, Inc.
  8.125%, due 06/15/10                                                 255,000           300,143
Dow Chemical Co. (b)
  6.125%, due 02/01/11                                                 700,000           766,720
Duke Energy Field Services LLC
  7.875%, due 08/16/10                                                 375,000           437,367
Eastman Kodak Co.
  6.375%, due 06/15/06                                         $       300,000   $       311,643
EOP Operating LP
  7.250%, due 06/15/28                                                 425,000           481,467
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                                 250,000           294,296
Federated Department Stores, Inc. (b)
  6.625%, due 04/01/11                                                 300,000           335,432
First Data Corp.
  5.625%, due 11/01/11                                                 300,000           322,370
FirstEnergy Corp., Series B
  6.450%, due 11/15/11                                                 700,000           760,529
Ford Motor Co. (b)
  7.450%, due 07/16/31                                               1,475,000         1,483,464
Ford Motor Credit Co.
  5.800%, due 01/12/09                                               2,750,000         2,810,890
FPL Group Capital, Inc.
  7.625%, due 09/15/06                                                 300,000           320,451
General Electric Capital Corp.
  6.000%, due 06/15/12                                               4,200,000         4,578,155
  6.750%, due 03/15/32                                                 525,000           614,486
General Motors Acceptance Corp.
  6.875%, due 09/15/11                                               1,100,000         1,127,272
  8.000%, due 11/01/31                                                 825,000           848,005
General Motors Corp. (b)
  8.375%, due 07/15/33                                                 425,000           440,335
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                                               2,200,000         2,481,992
Harrah's Operating Co., Inc.
  7.500%, due 01/15/09                                                 275,000           304,740
Hartford Financial Services Group, Inc.
  4.700%, due 09/01/07                                                 575,000           586,459
HSBC Finance Corp.
  6.750%, due 05/15/11                                               1,350,000         1,515,000
ICI Wilmington, Inc.
  4.375%, due 12/01/08                                                 600,000           603,386
International Lease Finance Corp.
  3.500%, due 04/01/09                                                 300,000           292,117
International Paper Co. (b)
  6.750%, due 09/01/11                                                 300,000           336,340
John Deere Capital Corp.
  7.000%, due 03/15/12                                                 400,000           461,185
JPMorgan Chase & Co.
  6.750%, due 02/01/11                                                 500,000           561,704
Kraft Foods, Inc.
  5.625%, due 11/01/11                                                 575,000           608,892
Kroger Co. (b)
  7.500%, due 04/01/31                                                 400,000           478,139
Lincoln National Corp.
  6.200%, due 12/15/11                                                 275,000           298,207
Lockheed Martin Corp. (b)
  8.500%, due 12/01/29                                                 250,000           342,069
Marathon Oil Corp.
  6.125%, due 03/15/12                                                 400,000           435,853
Marsh & McLennan Cos., Inc.
  6.250%, due 03/15/12                                                 470,000           491,820
McKesson Corp.
  7.750%, due 02/01/12                                                 170,000           195,589

                                                                     FACE
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Miller Brewing Co., 144A (b)
  5.500%, due 08/15/13                                         $       600,000   $       627,148
Morgan Stanley
  6.750%, due 04/15/11                                               2,225,000         2,495,645
Motorola, Inc.
  7.625%, due 11/15/10                                                 265,000           307,390
Newell Rubbermaid, Inc.
  4.000%, due 05/01/10                                                 140,000           135,857
News America, Inc., 144A
  6.200%, due 12/15/34                                                 295,000           298,988
Northwest Airlines, Inc.
  8.072%, due 10/01/19                                                 351,236           392,497
Pacific Gas & Electric Co.
  6.050%, due 03/01/34                                                 725,000           752,997
Pepsi Bottling Holdings, Inc., 144A
  5.625%, due 02/17/09                                                 150,000           159,916
PP&L Capital Funding, Inc.
  7.750%, due 04/15/05                                                 155,000           156,855
PPL Capital Funding Trust I
  4.330%, due 03/01/09                                                 330,000           326,158
PPL Energy Supply LLC.
  6.400%, due 11/01/11                                                 390,000           428,832
Praxair, Inc.
  6.375%, due 04/01/12                                                 180,000           200,957
Progress Energy, Inc.
  7.000%, due 10/30/31                                                 300,000           332,242
Prudential Financial, Inc. (b)
  3.750%, due 05/01/08                                                 500,000           497,161
PSEG Power LLC (b)
  7.750%, due 04/15/11                                                 230,000           268,179
Qwest Capital Funding, Inc. (b)
  7.900%, due 08/15/10                                                  95,000            95,950
Rohm & Haas Co.
  7.850%, due 07/15/29                                                 275,000           358,747
Safeway, Inc. (b)
  6.500%, due 03/01/11                                                 475,000           520,212
SBC Communications, Inc.
  5.875%, due 02/01/12                                                  35,000            37,695
Sempra Energy
  7.950%, due 03/01/10                                                 275,000           317,855
SLM Corp.
  5.625%, due 04/10/07                                                 575,000           599,640
Southern California Edison Co. (b)
  8.000%, due 02/15/07                                                 520,000           566,270
Sprint Capital Corp.
  8.375%, due 03/15/12                                                 775,000           944,060
Time Warner, Inc.
  7.625%, due 04/15/31                                                 725,000           877,077
Transocean, Inc.
  6.625%, due 04/15/11                                                 675,000           754,664
Travelers Property Casualty Corp. (b)
  5.000%, due 03/15/13                                                 350,000           342,114
TXU Energy Co. LLC (b)
  7.000%, due 03/15/13                                               1,175,000         1,312,300
U.S. Bank N.A. (b)
  6.375%, due 08/01/11                                                 275,000           305,402
Unilever Capital Corp.
  7.125%, due 11/01/10                                                 300,000           345,066
Union Pacific Corp.
  6.700%, due 12/01/06                                         $       475,000   $       502,156
United Technologies Corp.
  6.100%, due 05/15/12                                                 300,000           330,095
UST, Inc. (b)
  6.625%, due 07/15/12                                                 250,000           279,152
Valero Energy Corp. (b)
  7.500%, due 04/15/32                                                 525,000           633,245
Verizon New York, Inc. (b)
  6.875%, due 04/01/12                                                 550,000           617,363
Verizon New York, Inc., Series B
  7.375%, due 04/01/32                                                 250,000           286,764
Viacom, Inc. (b)
  6.625%, due 05/15/11                                                 400,000           449,143
Wachovia Bank N.A.
  7.800%, due 08/18/10                                               1,150,000         1,350,631
Wal-Mart Stores, Inc.
  6.875%, due 08/10/09                                                 675,000           757,951
Washington Mutual, Inc. (b)
  5.625%, due 01/15/07                                               1,975,000         2,056,779
Waste Management, Inc.
  7.375%, due 08/01/10                                                 275,000           315,220
Wells Fargo Bank N.A. (b)
  6.450%, due 02/01/11                                               1,575,000         1,751,501
Weyerhaeuser Co. (b)
  7.375%, due 03/15/32                                                 300,000           355,754
Wyeth (b)
  5.250%, due 03/15/13                                                 350,000           363,763
Xcel Energy, Inc.
  7.000%, due 12/01/10                                                 300,000           338,169
                                                                                 ---------------
                                                                                      70,484,590
                                                                                 ---------------
ASSET-BACKED SECURITIES -- 1.13%
Americredit Automobile Receivables Trust,
  01-B, Class A4
  5.370%, due 06/12/08                                                 532,073           538,619
Americredit Automobile Receivables Trust,
  03-AM, Class A2B+
  2.601%, due 10/06/06                                                     582               582
Associates Manufactured Housing Pass
  Thru CTFS 99-2, Class A5
  6.900%, due 06/15/27                                                 248,375           253,295
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1+ (b)
  2.793%, due 01/15/09                                                 280,000           281,311
Centerpoint Energy Transition Bond Co.
  LLC, 01-1, Class A4
  5.630%, due 09/15/15                                                 310,000           331,622
Conseco Finance Securitizations Corp.,
  00-1, Class A4
  7.620%, due 05/01/31                                               2,558,741         2,619,507
Conseco Finance Securitizations Corp.,
  00-2, Class A4
  8.480%, due 12/01/30                                               2,130,334         2,221,786
Conseco Finance Securitizations Corp.,
  00-5, Class A4
  7.470%, due 02/01/32                                                 696,073           714,245

                                                                     FACE
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Conseco Finance Securitizations Corp.,
  00-B, Class AF4
  7.870%, due 02/15/31                                         $           244   $           248
Countrywide Asset-Backed Certificates,
  03-SD3, Class A1, 144A+
  2.838%, due 12/25/32                                                 191,601           191,987
Countrywide Asset-Backed Certificates,
  04-SD1, Class A1, 144A+
  2.758%, due 06/25/33                                                 765,327           766,627
First Franklin Mortgage Loan Asset Backed
  Certificates, 04-FFB, Class A1 (c)
  4.167%, due 06/25/24                                               1,494,071         1,481,076
Green Tree Financial Corp.,
  96-4, Class A6
  7.400%, due 06/15/27                                                 393,571           425,896
Metris Master Trust, 04-2, Class B+
  3.080%, due 10/20/10                                               1,500,000         1,500,000
Metris Master Trust,
  04-2, Class C, 144A+
  3.610%, due 10/20/10                                               1,500,000         1,502,637
Paragon Mortgages PLC,
  7A, Class B1A, 144A+
  3.040%, due 05/15/43                                               1,040,000         1,042,966
Peco Energy Transition Trust,
  99-A, Class A7
  6.130%, due 03/01/09                                                 230,000           245,950
Providian Gateway Master Trust,
  04-AA, Class A, 144A+
  2.633%, due 03/15/11                                               2,000,000         2,004,400
Providian Gateway Master Trust,
  04-AA, Class C, 144A+
  3.303%, due 03/15/11                                                 400,000           402,160
Providian Gateway Master Trust,
  04-AA, Class D, 144A+
  4.253%, due 03/15/11                                                 460,000           461,012
Providian Gateway Master Trust,
  04-BA, Class D, 144A+
  3.803%, due 07/15/10                                                 840,000           846,350
RAFC Asset-Backed Trust,
  01-1, Class A3 (c)
  5.115%, due 11/25/29                                                 344,794           347,046
Sears Credit Account Master Trust,
  01-1, Class A+
  2.583%, due 02/15/10                                                 280,000           279,937
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A
  3.357%, due 01/25/31                                                 273,635           253,647
Vanderbilt Mortgage Finance,
  00-B, Class 1A3
  8.255%, due 05/07/17                                                  72,156            73,207
Washington Mutual,
  04-AR7, Class A6+
  3.957%, due 07/25/34                                              10,000,000         9,881,590
                                                                                 ---------------
                                                                                      28,667,703
                                                                                 ---------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.33%
Asset Securitization Corp.,
  95-MD4, Class A3+
  7.384%, due 08/13/29                                               3,250,000         3,544,243
C.S. First Boston Mortgage Securities Corp.,
  01-CF2, Class A1
  5.257%, due 02/15/34                                                 192,290           193,380
C.S. First Boston Mortgage Securities Corp.,
  99-C1 Class A2
  7.290%, due 09/15/41                                               3,500,000         3,929,188
Commercial Mortgage Trust,
  01-FL5A, Class E, 144A+
  3.903%, due 11/15/13                                         $       440,000   $       440,320
Commercial Mortgage Trust,
  01-FL5A, Class F, 144A+
  2.953%, due 11/15/13                                                 515,000           507,595
DLJ Commercial Mortgage Corp.,
  00-CKP1, Class A1B
  7.180%, due 11/10/33                                               1,275,000         1,445,414
DLJ Commercial Mortgage Corp.,
  99-CG3, Class A1B
  7.340%, due 10/10/32                                                 385,000           436,202
First Union Lehman Brothers Bank of America,
  98-C2, Class A1 (b)
  6.280%, due 11/18/35                                                 247,867           249,406
First Union Lehman Commercial Mortgage
  Securities, Inc., 97-C2, Class A3
  6.650%, due 11/18/29                                               1,075,286         1,144,250
Greenwich Capital Commercial Funding
  Corp., 03-FL1, Class A, 144A+
  2.651%, due 07/05/18                                                 134,594           134,652
GS Mortgage Securities Corp., II,
  98-GLII, Class A1
  6.312%, due 04/13/31                                               1,879,803         1,952,998
Heller Financial Commercial Mortgage
  Assets, 99-PH1, Class A1
  6.500%, due 05/15/31                                                 643,898           668,599
Host Marriott Pool Trust,
  99-HMTA, Class A, 144A
  6.980%, due 08/03/15                                                 293,497           314,591
Host Marriott Pool Trust,
  99-HMTA, Class C, 144A
  7.730%, due 08/03/15                                                 750,000           853,350
Host Marriott Pool Trust,
  99-HMTA, Class D, 144A
  7.970%, due 08/03/15                                                 460,000           520,983
Host Marriott Pool Trust,
  99-HMTA, Class E, 144A
  8.070%, due 08/03/15                                                 460,000           512,221
JP Morgan Commercial Mortgage
  Finance Corp., 99-C8, Class A1
  7.325%, due 07/15/31                                                 786,856           810,087
JP Morgan Commercial Mortgage
  Finance Corp., 99-C8, Class A2
  7.400%, due 07/15/31                                               1,000,000         1,118,035
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1
  6.410%, due 06/15/31                                                 378,755           391,795
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2
  7.325%, due 10/15/32                                                 200,000           224,864
Mach One Trust Commercial
  Mortgage-Backed, 04-1A, Class A1, 144A
  3.890%, due 05/28/40                                               2,450,424         2,440,420
Merrill Lynch Mortgage Investors, Inc.,
  97-C1, Class A3
  7.120%, due 06/18/29                                                 261,306           274,571
Merrill Lynch Mortgage Investors, Inc.,
  98-C1, Class A1+
  6.310%, due 11/15/26                                               1,355,009         1,381,540

                                                                     FACE
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Morgan Stanley Capital I,
  96-WF1, Class A3, 144A+
  7.700%, due 11/15/28                                         $       304,934   $       313,045
Morgan Stanley Dean Witter Capital I,
  00-LIFE, Class A1
  7.420%, due 11/15/36                                                 336,302           360,600
Morgan Stanley Dean Witter Capital I,
  00-LIFE, Class A2
  7.570%, due 11/15/36                                                 150,000           171,286
Nomura Asset Securities Corp.,
  95-MD3, Class A1B
  8.150%, due 04/04/27                                                 546,904           551,835
Nomura Asset Securities Corp.,
  96-MD5, Class A4+
  7.970%, due 04/13/39                                               3,500,000         3,720,460
Nomura Asset Securities Corp.,
  98-D6, Class A1A
  6.280%, due 03/15/30                                               1,268,758         1,314,328
PNC Mortgage Acceptance Corp.,
  00-C1, Class A2
  7.610%, due 02/15/10                                               2,000,000         2,271,145
Prudential Mortgage Capital Funding LLC,
  00-ROCK, Class A2
  6.605%, due 05/10/34                                               1,055,000         1,181,908
Salomon Brothers Mortgage Securities VII,
  00-C3, Class A2
  6.592%, due 12/18/33                                                  80,000            88,413
Starwood Asset Receivables Trust,
  03-1A, Class A1, 144A+
  2.670%, due 08/28/22                                                 271,940           271,976
                                                                                 ---------------
                                                                                      33,733,700
                                                                                 ---------------
MORTGAGE & AGENCY DEBT SECURITIES -- 6.93%
C.S. First Boston Mortgage Securities Corp.,
  01-26, Class 5A1+
  7.400%, due 11/25/31                                                 168,929           171,135
C.S. First Boston Mortgage Securities Corp.,
  02-10, Class 2A1
  7.500%, due 05/25/32                                                  49,099            50,450
C.S. First Boston Mortgage Securities Corp.,
  03-27, Class 9A1
  7.000%, due 11/25/33                                                 764,016           785,167
C.S. First Boston Mortgage Securities Corp.,
  03-8, Class 5A1
  6.500%, due 04/25/33                                               1,613,884         1,643,353
Countrywide Home Loan Mortgage Pass
  Thru Trust, 03-20, Class 3A2
  4.750%, due 07/25/18                                                 798,950           805,771
Federal Home Loan Mortgage Corp.
  3.500%, due 04/01/08                                               1,420,000         1,411,933
  3.875%, due 01/12/09                                               2,600,000         2,589,272
  5.000%, due 01/30/14 (b)                                           5,335,000         5,336,440
  5.125%, due 07/15/12 (b)                                          10,815,000        11,370,069
Federal Home Loan Mortgage Corp.,
  2148, Class ZA
  6.000%, due 04/15/29                                               1,271,882         1,305,990
Federal Home Loan Mortgage Corp.,
  2426, Class GH
  6.000%, due 08/15/30                                               1,277,154         1,303,179
Federal Home Loan Mortgage Corp., Gold
  5.000%, due 11/01/07                                         $       103,202   $       105,426
  5.500%, due 09/01/17                                                  75,376            77,949
  5.500%, due 01/01/18                                                 159,114           164,544
  5.500%, due 04/01/18                                                 513,204           530,531
  5.500%, due 12/01/18                                               1,358,772         1,404,647
  5.500%, due 01/01/19                                               2,307,798         2,385,715
  6.000%, due 12/01/17                                                 443,244           464,370
  6.000%, due 10/01/29                                                  42,614            44,172
  6.000%, due 12/01/30                                                 528,374           546,698
  6.000%, due 03/01/31                                                 681,168           705,223
  6.000%, due 07/01/34                                               7,865,416         8,129,050
  6.000%, due 11/01/34                                               4,499,079         4,649,880
  6.500%, due 02/01/17                                                 176,237           186,625
  6.500%, due 10/01/17                                                 951,822         1,007,919
  6.500%, due 01/01/29                                               3,616,257         3,801,830
  6.500%, due 04/01/29                                                  99,976           105,059
  6.500%, due 11/01/29                                               2,076,563         2,184,169
  7.000%, due 06/01/28                                                 329,899           350,132
  7.000%, due 04/01/32                                               3,245,359         3,440,647
Federal National Mortgage Association
  2.625%, due 01/19/07                                               3,640,000         3,594,121
  3.283%, due 07/01/34+                                              1,919,957         1,989,867
  3.331%, due 09/01/33+                                                206,375           207,512
  3.843%, due 08/01/33+                                              4,415,802         4,407,942
  3.955%, due 05/01/33+                                                583,880           596,892
  4.323%, due 03/01/34+                                                678,537           685,256
  4.376%, due 06/01/33+                                                494,421           498,409
  4.577%, due 11/01/33+                                              2,863,253         2,895,502
  5.000%, due 03/01/34                                               2,710,294         2,694,395
  5.500%, due 03/15/11 (b)                                           5,670,000         6,080,230
  5.500%, due 01/25/19                                               2,500,000         2,582,813
  5.500%, due 11/01/23                                                 218,073           221,442
  6.000%, due 09/01/08                                               2,593,678         2,701,022
  6.000%, due 06/01/14                                               1,747,573         1,834,523
  6.000%, due 08/01/17                                               1,114,986         1,169,032
  6.000%, due 04/01/18                                                 484,826           508,508
  6.000%, due 11/01/28                                                 206,838           214,732
  6.000%, due 03/01/29                                               1,240,882         1,287,518
  6.000%, due 07/01/29                                               1,162,412         1,207,110
  6.000%, due 06/01/31                                                  19,815            20,535
  6.000%, due 01/01/33                                               3,064,527         3,173,032
  6.000%, due 12/01/33                                               2,323,127         2,403,248
  6.250%, due 02/01/11                                               4,295,000         4,708,673
  6.500%, due 12/01/10                                               2,793,865         2,929,916
  6.500%, due 03/01/17                                                 809,492           858,549
  6.500%, due 06/01/17                                                 805,647           854,478
  6.500%, due 03/01/28                                                 220,523           231,863
  6.500%, due 05/01/28                                               2,631,748         2,765,529
  6.500%, due 10/01/28                                               1,404,339         1,475,727
  6.500%, due 12/01/28                                                 237,375           249,442
  6.500%, due 04/01/29                                                 886,977           931,866
  6.500%, due 06/01/29                                               1,032,948         1,085,047
  6.500%, due 08/01/29                                                 320,831           337,013
  6.500%, due 10/01/29                                               2,477,710         2,603,661
  6.500%, due 12/01/29                                               2,964,526         3,116,973
  6.500%, due 05/01/30                                                 216,456           227,459
  6.500%, due 11/01/31                                                  13,535            14,208
  6.500%, due 01/25/34                                              15,000,000        15,726,570

                                                                     FACE
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
  7.000%, due 08/01/32                                         $     1,811,486   $     1,920,309
  7.000%, due 05/01/33                                                 240,796           255,161
  7.000%, due 01/01/34                                               1,378,109         1,464,471
  7.500%, due 05/01/31                                                  37,791            40,491
  7.500%, due 02/01/33                                                 631,481           676,846
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30                                                 581,212           624,622
Federal National Mortgage Association
  Grantor Trust, 01-T4, Class A1
  7.500%, due 07/25/41                                               2,532,125         2,706,452
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3+
  7.500%, due 06/19/30                                                 131,373           140,206
Federal National Mortgage Association
  Grantor Trust, 02-T19, Class A1
  6.500%, due 07/25/42                                               3,116,577         3,258,771
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25                                                   2,058             2,252
Federal National Mortgage Association
  Whole Loan, 01-W3, Class A
  7.000%, due 09/25/41                                                 141,779           149,323
Federal National Mortgage Association
  Whole Loan, 03-W11, Class A1+
  6.880%, due 06/25/33                                                 461,912           468,589
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A+
  4.228%, due 08/25/42                                                 456,257           458,041
Federal National Mortgage Association
  Whole Loan, 04-W11, Class 1A3
  7.000%, due 05/25/44                                               3,577,308         3,800,045
First Horizon Alternative Mortgage Securities,
  04-AA3, Class A1+
  5.358%, due 09/25/34                                               1,618,194         1,639,705
First Horizon Asset Securities, Inc.,
  04-FL1, Class 1A1+
  2.680%, due 02/25/35                                               3,000,000         3,000,000
Government National Mortgage Association
  4.000%, due 10/20/29+                                                367,333           374,869
  6.000%, due 11/20/28                                                  63,874            66,356
  6.000%, due 01/15/29                                                  70,247            73,009
  6.000%, due 02/20/29                                                  55,428            57,538
  6.000%, due 05/20/29                                                 140,798           146,158
  6.000%, due 07/15/29                                               1,271,102         1,321,081
  6.500%, due 03/15/26                                                 627,566           662,765
  6.500%, due 04/15/31                                                 677,702           714,021
  6.500%, due 01/20/34                                               1,650,310         1,738,141
  8.000%, due 12/15/22                                                  18,908            20,690
MLCC Mortgage Investors, Inc.,
  03-D, Class XA1 (d)+
  1.000%, due 08/25/28                                              12,990,024           189,269
Sequoia Mortgage Trust,
  04-11, Class XAI ++
  0.950%, due 12/20/34                                              89,178,630         2,421,922
Structured Adjustable Rate Mortgage
  Loan Trust, 04-3AC, Class A1+
  4.940%, due 03/25/34                                               1,200,683         1,200,534
Structured Asset Securities Corp.,
  02-23XS, Class A7 (c)
  6.080%, due 11/25/32                                         $     5,170,000   $     5,230,819
Wells Fargo Mortgage Backed Securities Trust,
  03-18, Class A2
  5.250%, due 12/25/33                                               4,275,367         4,241,164
                                                                                 ---------------
                                                                                     175,211,580
                                                                                 ---------------
U.S. GOVERNMENT OBLIGATIONS -- 4.27%
U.S. Treasury Bonds
  4.000%, due 02/15/14 (b)                                          29,900,000        29,487,709
  5.375%, due 02/15/31 (b)                                             655,000           708,270
  6.250%, due 08/15/23                                                  85,000            99,513
  6.250%, due 05/15/30 (b)                                           2,330,000         2,785,715
  6.625%, due 02/15/27 (b)                                           3,240,000         3,993,679
  8.750%, due 05/15/17 (b)                                           3,815,000         5,345,620
U.S. Treasury Notes
  2.500%, due 09/30/06 (b)                                          14,410,000        14,285,599
  2.750%, due 07/31/06 (b)                                          27,285,000        27,196,542
  3.375%, due 09/15/09 (b)                                          24,285,000        24,063,011
                                                                                 ---------------
                                                                                     107,965,658
                                                                                 ---------------
Total U.S. Bonds                                                                     416,063,231
                                                                                 ---------------
INTERNATIONAL BONDS -- 5.30%
INTERNATIONAL CORPORATE BONDS -- 0.32%
CANADA -- 0.05%
Bombardier, Inc., 144A (b)
  6.300%, due 05/01/14                                         $       900,000           780,750
Burlington Resources Finance Co.
  6.680%, due 02/15/11                                                 250,000           279,412
TELUS Corp.
  8.000%, due 06/01/11                                                 250,000           296,270
                                                                                 ---------------
                                                                                       1,356,432
                                                                                 ---------------
CAYMAN ISLANDS -- 0.08%
SMFG Finance Ltd.+
  2.250%, due 07/11/05                                         JPY  27,000,000           627,906
  2.250%, due 07/11/05, 144A                                        60,000,000         1,395,384
                                                                                 ---------------
                                                                                       2,023,290
                                                                                 ---------------
FRANCE -- 0.01%
France Telecom S.A.
  8.500%, due 03/01/31                                         $       205,000           277,896
                                                                                 ---------------
LUXEMBOURG -- 0.01%
Telecom Italia Capital S.A.
  5.250%, due 11/15/13                                         $       325,000           328,489
                                                                                 ---------------
NETHERLANDS -- 0.02%
Deutsche Telekom International Finance BV
  8.750%, due 06/15/30                                         $       295,000           389,535
                                                                                 ---------------
UNITED KINGDOM -- 0.15%
Abbey National PLC
  7.950%, due 10/26/29                                         $       295,000           380,455
HSBC Holdings PLC
  5.250%, due 12/12/12                                                 325,000           336,916
Permanent Financing PLC,
  04, Class 2C+
  3.180%, due 06/10/42                                               2,500,000         2,499,673

                                                                     FACE
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
Royal Bank of Scotland Group PLC
  9.118%, due 03/31/10                                         $       225,000   $       274,056
Vodafone Group PLC
  7.875%, due 02/15/30                                                 250,000           322,353
                                                                                 ---------------
                                                                                       3,813,453
                                                                                 ---------------
Total International Corporate Bonds                                                    8,189,095
                                                                                 ---------------
FOREIGN GOVERNMENT BONDS -- 4.96%
AUSTRALIA -- 0.02%
Government of Australia
  7.500%, due 09/15/09                                         AUD     742,000           636,333
                                                                                 ---------------
AUSTRIA -- 0.41%
Republic of Austria
  5.875%, due 07/15/06                                         EUR   4,230,000         6,044,836
  3.800%, due 10/20/13, 144A                                         3,120,000         4,304,520
                                                                                 ---------------
                                                                                      10,349,356
                                                                                 ---------------
BELGIUM -- 0.15%
Government of Belgium
  5.750%, due 03/28/08                                         EUR   2,500,000         3,704,813
                                                                                 ---------------
CANADA -- 0.20%
Government of Canada
  5.000%, due 06/01/14                                         CAD   1,360,000         1,196,037
  5.750%, due 06/01/29                                                 475,000           447,903
  6.000%, due 06/01/08                                               1,200,000         1,085,463
  6.000%, due 06/01/11                                               2,015,000         1,870,621
  8.000%, due 06/01/23                                                 320,000           373,846
                                                                                 ---------------
                                                                                       4,973,870
                                                                                 ---------------
FINLAND -- 0.28%
Government of Finland
  5.000%, due 07/04/07                                         EUR   1,480,000         2,126,169
  5.750%, due 02/23/11                                               3,280,000         5,079,650
                                                                                 ---------------
                                                                                       7,205,819
                                                                                 ---------------
FRANCE -- 0.82%
Government of France
  5.000%, due 10/25/16                                         EUR   3,660,000         5,547,187
  5.500%, due 04/25/07                                               2,380,000         3,444,815
  5.500%, due 04/25/10                                               2,025,000         3,073,677
  5.500%, due 04/25/29                                               1,850,000         2,989,105
  8.500%, due 10/25/19                                               2,765,000         5,679,241
                                                                                 ---------------
                                                                                      20,734,025
                                                                                 ---------------
GERMANY -- 1.90%
Bundesobligation
  3.500%, due 10/10/08                                         EUR   1,290,000         1,793,276
Deutsche Bundesrepublik
  4.500%, due 07/04/09                                               2,495,000         3,605,956
  4.750%, due 07/04/34                                                 180,000           263,659
  5.000%, due 07/04/12                                                 570,000           855,373
  6.000%, due 01/05/06                                              11,145,000        15,703,743
  6.000%, due 01/04/07                                               8,835,000        12,818,463
  6.500%, due 07/04/27                                               7,165,000        12,972,198
                                                                                 ---------------
                                                                                      48,012,668
                                                                                 ---------------
ITALY -- 0.45%
Buoni Poliennali Del Tesoro
  5.250%, due 11/01/29                                         EUR   1,305,000   $     2,001,947
  5.500%, due 11/01/10                                               1,740,000         2,648,861
  8.750%, due 07/01/06                                               4,515,000         6,705,105
                                                                                 ---------------
                                                                                      11,355,913
                                                                                 ---------------
MEXICO -- 0.08%
United Mexican States
  8.125%, due 12/30/19                                         $     1,625,000         1,913,438
                                                                                 ---------------
NETHERLANDS -- 0.19%
Government of Netherlands
  5.000%, due 07/15/11                                         EUR   3,305,000         4,948,332
                                                                                 ---------------
SWEDEN -- 0.08%
Government of Sweden
  6.750%, due 05/05/14                                         SEK   5,250,000           963,272
  8.000%, due 08/15/07                                               6,290,000         1,070,040
                                                                                 ---------------
                                                                                       2,033,312
                                                                                 ---------------
UNITED KINGDOM -- 0.38%
U.K. Gilts
  4.750%, due 09/07/15                                         GBP   3,505,000         6,835,168
  5.000%, due 03/07/12                                                 980,000         1,936,442
  5.750%, due 12/07/09                                                 445,000           901,174
                                                                                 ---------------
                                                                                       9,672,784
                                                                                 ---------------
Total Foreign Government Bonds                                                       125,540,663
                                                                                 ---------------
SOVEREIGN/SUPRANATIONAL BOND--0.02%
Pemex Project Funding Master Trust
  8.000%, due 11/15/11                                         $       320,000           368,800
                                                                                 ---------------
Total International Bonds                                                            134,098,558
                                                                                 ---------------
Total Bonds (Cost $533,134,164)                                                      550,161,789
                                                                                 ---------------

                                                                   SHARES
                                                               ---------------
INVESTMENT COMPANIES -- 11.90%
UBS Emerging Markets Equity
  Relationship Fund                                                 13,423,298       212,892,165
UBS High Yield Relationship Fund                                       987,139        18,533,038
UBS Small Cap Equity
  Relationship Fund                                                  1,775,432        69,778,745
                                                                                 ---------------
Total Investment Companies
  (Cost $220,640,168)                                                                301,203,948
                                                                                 ---------------
SHORT-TERM INVESTMENTS -- 2.41%
OTHER -- 2.34%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 2.28%                                                    59,218,480        59,218,480
                                                                                 ---------------

                                                                     FACE
                                                                    AMOUNT
                                                               ---------------
FOREIGN GOVERNMENT BOND -- 0.03%
UNITED KINGDOM -- 0.03%
U.K. Treasury Bills, yield of 8.74%*
  due 02/21/05                                                 GBP     425,000           810,566
                                                                                 ---------------

                                                                     FACE
                                                                    AMOUNT            VALUE
                                                               ---------------   ---------------
U.S. GOVERNMENT OBLIGATION -- 0.04%
U.S. Treasury Bills, yield of 1.70%
  due 02/03/05 (e)                                             $     1,000,000   $       998,117
                                                                                 ---------------
Total Short-Term Investments
  (Cost $61,001,430)                                                                  61,027,163
                                                                                 ---------------

                                                                   SHARES
                                                               ---------------
INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED -- 5.11%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 2.28%
  (Cost $129,173,700)                                              129,173,700       129,173,700
                                                                                 ---------------
Total Investments
  (Cost $2,339,427,329) -- 104.64%                                                 2,648,217,325

Liabilities, in excess of cash and
  other assets -- (4.64)%                                                           (117,330,535)
                                                                                 ---------------
Net Assets -- 100%                                                               $ 2,530,886,790
                                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $2,339,427,329; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                        $   320,727,770
            Gross unrealized depreciation                                            (11,937,774)
                                                                                 ---------------
                     Net unrealized appreciation                                 $   308,789,996
                                                                                 ===============

+ Variable rate note - The rate disclosed is that in effect at December 31, 2004.
++ Interest Only Security. This security entitles the holder to receive interest from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount being received and cause the yield to increase.
(a)  Non-income producing security.
(b)  Securities, or portion thereof, were on loan at December 31, 2004.
(c) Step Bonds - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity date.
(d) Security is illiquid. This security amounted to $189,269 or 0.01% of net assets.
(e) These securities were pledged to cover margin requirements for futures contracts.

*      Reflects annualized yield at December 31, 2004 on zero coupon bonds.
%      Represents a percentage of net assets.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004 the value of these securities amounted to $24,503,639 or 0.97% of net assets.
AUD    Australian Dollar
CAD    Canadian Dollar
EUR    Euro
GBP    British Pound
JPY    Japanese Yen
SEK    Swedish Krona
SGD    Singapore Dollar
SGPS   Sociedade Gestora de Participacoes Sociais
THB    Thailand Baht
USD    United States Dollar

FORWARD FOREIGN CURRENCY CONTRACTS

UBS Global Allocation Fund had the following open forward foreign currency contracts as of December 31, 2004:

                                                                                                                   UNREALIZED
                                                          CONTRACTS           IN EXCHANGE          MATURITY       APPRECIATION
                                                         TO DELIVER               FOR                DATES        (DEPRECIATION)
                                                       --------------     -------------------   --------------   --------------
British Pound                                              66,000,000     USD     123,414,060      06/03/05      $   (2,232,340)
South African Rand                                         74,000,000     USD      12,228,373      06/03/05            (657,146)
Swiss Franc                                                15,800,000     USD      13,899,274      06/03/05            (109,148)
United States Dollar                                      126,978,502     JPY  12,900,000,000      06/03/05             335,094
United States Dollar                                       48,886,575     SGD      79,800,000      06/03/05             245,440
United States Dollar                                       42,650,419     THB   1,680,000,000      06/03/05             616,959
                                                                                                                 --------------
     Total net unrealized depreciation on forward
       foreign currency contracts                                                                                $   (1,801,141)
                                                                                                                 ==============

FUTURES CONTRACTS

UBS Global Allocation Fund had the following open futures contracts as of December 31, 2004:

                                                                                                                UNREALIZED
                                                            EXPIRATION           COST/          CURRENT        APPRECIATION
                                                               DATES           PROCEEDS          VALUE        (DEPRECIATION)
                                                          --------------    --------------   --------------   --------------
U.S. TREASURY NOTE FUTURES BUY CONTRACTS:
5 Year U.S. Treasury Notes, 268 contracts                     March 2005    $   29,207,314   $   29,354,375   $      147,061
10 Year U.S. Treasury Notes, 2 contracts                      March 2005           221,639          223,875            2,236

INDEX FUTURE SALE CONTRACTS:
S&P 500 Index, 101 contracts                                  March 2005        30,435,643       30,645,925         (210,282)
                                                                                                              --------------
     Total net unrealized depreciation on futures contracts                                                   $      (60,985)
                                                                                                              ==============

The aggregate market value of investments pledged to cover margin requirements for the open futures positions at December 31, 2004 was $998,117.

                 See accompanying notes to financial statements

UBS GLOBAL EQUITY FUND

For the six months ended December 31, 2004, Class Y shares of UBS Global Equity Fund (the "Fund") returned 11.90%, outperforming the 10.97% return of the Fund's benchmark, the MSCI World Equity (Free) Index (the "Index"). Since inception on January 28, 1994, through period end, the Fund returned 7.55% on an annualized basis, in line with the 7.54% annualized return of the Index. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 22; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares).

The Fund's solid performance relative to its Index can be traced primarily to sector allocation and security selection.

RESEARCH-BASED APPROACH TO CHANGING MARKET CONDITIONS

After a weak start, the global equity markets rallied in the last two months of the reporting period, driven mainly by external factors, such as investors' increased appetite for risk and falling energy prices, rather than any changes in market fundamentals. As always, we opted to steer clear of emotion-driven investing, choosing instead to rely on our research-based process to guide us through this changing environment. Our global network of analysts and investment specialists sought to identify the individual securities that, in our opinion, were offering the most attractive opportunities.

For the majority of the reporting period, investors adopted a cautious approach to global equities. This was largely due to concerns about the US Federal Reserve Board's tightening cycle, rising oil prices and weak capital spending in most countries. As these concerns lessened over the period, investors returned to the equity market in force, driving prices sharply higher in the fourth quarter of 2004. As is often the case, much of what happened in the global arena was a result of changes in the US economy and stock market. In our opinion, the US economic recovery was advancing as expected and the stock market offered sound fundamental valuation. Nonetheless, we were underweight the US compared to the Index. This position was largely due to our significant underweight in US technology hardware, however, rather than a preference for foreign equity markets.

The Fund was also underweight Japan throughout the reporting period. After several robust quarters, Japan's economic growth began to slow down. Much of the problem ties back to the export sector, where the strong yen has raised fears about future earnings. In contrast, the Fund's largest geographical overweight was in the UK. Our increased exposure to this market resulted more from attractive security-level opportunities rather than an overall favorable opinion of the market.

Our investments for the reporting period focused on industries that we believed exhibited strong fundamentals. Relative performance benefited from our overweight position and stock selection in banks. Stock selection in healthcare equipment and services also enhanced results, as did stock selection within the pharmaceuticals sector, where we avoided the large declines of Merck and Pfizer. Our position in healthcare was based almost entirely on our overweight in pharmaceuticals sub-sector. Despite the prospect of healthcare reform in the US, we believe our holdings in specialty pharmaceuticals will continue to offer solid long-term potential.

Our weight to telecommunications generated strong returns on an absolute and relative return basis. While NTT DoCoMo Inc. performed poorly, this was more than offset by the strong performance of France Telecom S.A. and Vodafone Group PLC.

One of the Fund's most noteworthy underweights for the period was in technology hardware. While technology hardware has suffered from low capital spending, valuations have declined to the point where they are beginning to attract our interest. We will continue to monitor this sector for opportunities. The Fund also had an underweight position in energy stocks, since our research suggested that the stocks in this sector were at or beyond intrinsic value. In addition, we felt that oil prices were likely to stabilize and decline once the geopolitical situation improved. While oil prices did, indeed, fall toward the end of the reporting period, stock selection in this sector still contributed to results.

Currency positions were scaled back during the year, as the euro outperformed versus the pound sterling, and the Australian dollar appreciated versus the yen. By year end, our currency position was near neutral, with a minor contribution to the portfolio's risk.

LOOKING AHEAD

In our opinion, the global equity market as a whole is currently trading near fair value. However, at the stock level, we are still finding many attractively priced stocks as a result of our bottom-up, research-intense process.

TOTAL RETURN (UNAUDITED)

                                             6 MONTHS      1 YEAR       3 YEARS      5 YEARS     10 YEARS    INCEPTION*
                                               ENDED        ENDED        ENDED        ENDED        ENDED        TO
                                             12/31/04     12/31/04     12/31/04     12/31/04     12/31/04    12/31/04
-----------------------------------------------------------------------------------------------------------------------
UBS GLOBAL EQUITY FUND CLASS A                 11.80%       13.97%        7.39%        2.24%         N/A        4.61%
UBS GLOBAL EQUITY FUND CLASS B                 11.38        13.12         6.60          N/A          N/A        6.91
UBS GLOBAL EQUITY FUND CLASS C                 11.42        13.07         6.58          N/A          N/A        6.74
UBS GLOBAL EQUITY FUND CLASS Y                 11.90        14.26         7.74         2.59         8.76%       7.55
UBS GLOBAL EQUITY FUND CLASS A**                5.67         7.70         5.37         1.09          N/A        3.82
UBS GLOBAL EQUITY FUND CLASS B**                6.38         8.12         5.71          N/A          N/A        6.33
UBS GLOBAL EQUITY FUND CLASS C**               10.42        12.07         6.58          N/A          N/A        6.74
MSCI WORLD EQUITY (FREE) INDEX                 10.97        15.03         7.27        -2.21         8.37        7.54

* INCEPTION DATE OF UBS GLOBAL EQUITY FUND CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 12/11/01 AND 11/27/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES IS 1/28/94. THE INCEPTION RETURN OF THE INDEX IS CALCULATED AS OF 1/31/94, WHICH IS THE CLOSEST MONTH-END TO THE INCEPTION DATE OF THE OLDEST SHARE CLASS (CLASS Y).

**   RETURNS INCLUDE SALES CHARGES.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEE AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   BEGINNING           ENDING           EXPENSES PAID
                                                 ACCOUNT VALUE      ACCOUNT VALUE      DURING PERIOD*
                                                 JULY 1, 2004     DECEMBER 31, 2004   7/1/04 - 12/31/04
-------------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                                   $   1,000.00      $    1,118.00        $     6.67
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                  1,000.00           1,018.90              6.36

CLASS B  ACTUAL                                       1,000.00           1,113.80             10.66
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                  1,000.00           1,015.12             10.16

CLASS C  ACTUAL                                       1,000.00           1,114.20             10.66
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                  1,000.00           1,015.12             10.16

CLASS Y  ACTUAL                                       1,000.00           1,119.00              5.26
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                  1,000.00           1,020.24              5.02

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO: CLASS A: 1.25%, CLASS B: 2.00%, CLASS C: 2.00%, CLASS Y: 0.99%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN INTERNATIONAL EQUITY HOLDINGS

AS OF DECEMBER 31, 2004 (UNAUDITED)

                                       PERCENTAGE OF
                                        NET ASSETS
----------------------------------------------------
Total S.A.                                  2.1%
Vodafone Group PLC                          1.9
Shell Transport & Trading Co. PLC           1.9
Bank of Ireland                             1.8
Barclays PLC                                1.6
Diageo PLC                                  1.5
BP PLC                                      1.5
France Telecom S.A.                         1.4
Gallaher Group PLC                          1.4
Royal Bank of Scotland Group PLC            1.4
----------------------------------------------------
Total                                      16.5%

TOP TEN U.S. EQUITY HOLDINGS

AS OF DECEMBER 31, 2004 (UNAUDITED)

                                       PERCENTAGE OF
                                        NET ASSETS
----------------------------------------------------
Citigroup, Inc.                             3.3%
General Electric Co.                        2.2
Microsoft Corp.                             2.0
Freddie Mac                                 1.9
Johnson & Johnson                           1.9
Nextel Communications, Inc., Class A        1.8
Morgan Stanley                              1.8
Wyeth                                       1.7
Masco Corp.                                 1.7
Allergan, Inc.                              1.6
---------------------------------------------------
Total                                      19.9%

COUNTRY EXPOSURE, TOP FIVE

AS OF DECEMBER 31, 2004 (UNAUDITED)

                                      PERCENTAGE OF
                                       NET ASSETS
----------------------------------------------------
United States                              47.9%
United Kingdom                             17.0
Japan                                       8.0
France                                      5.9
Netherlands                                 5.4
---------------------------------------------------
Total                                      84.2%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2004 (UNAUDITED)

EQUITIES

U.S. EQUITIES
   Aerospace & Defense                                              0.98%
   Biotechnology                                                    1.27
   Building Products                                                1.67
   Capital Markets                                                  3.36
   Commercial Banks                                                 2.02
   Computers & Peripherals                                          0.74
   Diversified Financial Services                                   4.45
   Diversified Telecommunication Services                           0.78
   Electric Utilities                                               1.34
   Food & Staples Retailing                                         1.76
   Health Care Providers & Services                                 1.07
   Industrial Conglomerates                                         2.17
   Insurance                                                        1.44
   Internet & Catalog Retail                                        0.43
   Machinery                                                        1.20
   Media                                                            4.32
   Multi-Utilities & Unregulated Power                              0.59
   Multiline Retail                                                 0.34
   Pharmaceuticals                                                  6.85
   Road & Rail                                                      1.26
   Semiconductors & Semiconductor Equipment                         0.48
   Software                                                         2.93
   Specialty Retail                                                 0.42
   Thrifts & Mortgage Finance                                       1.89
   Tobacco                                                          1.49
   Wireless Telecommunication Services                              1.84
                                                               ---------
         Total U.S. Equities                                       47.09

INTERNATIONAL EQUITIES
   Air Freight & Logistics                                          1.00
   Airlines                                                         0.33
   Auto Components                                                  0.42
   Automobiles                                                      1.85
   Beverages                                                        2.08%
   Chemicals                                                        0.82
   Commercial Banks                                                 9.44
   Commercial Services & Supplies                                   1.35
   Communications Equipment                                         0.78
   Construction Materials                                           1.87
   Diversified Telecommunication Services                           3.35
   Electronic Equipment & Instruments                               0.49
   Food & Staples Retailing                                         1.72
   Food Products                                                    1.68
   Health Care Equipment & Supplies                                 0.27
   Household Durables                                               1.29
   Household Products                                               0.72
   Insurance                                                        3.30
   IT Services                                                      0.36
   Machinery                                                        0.13
   Media                                                            1.59
   Metals & Mining                                                  0.43
   Office Electronics                                               0.68
   Oil & Gas                                                        7.02
   Paper & Forest Products                                          1.24
   Pharmaceuticals                                                  2.34
   Real Estate                                                      1.13
   Semiconductors & Semiconductor Equipment                         0.54
   Specialty Retail                                                 0.70
   Tobacco                                                          1.42
   Wireless Telecommunication Services                              2.93
                                                               ---------
         Total International Equities                              53.27
TOTAL EQUITIES                                                    100.36
SHORT-TERM INVESTMENT                                               0.76
                                                               ---------
   TOTAL INVESTMENTS                                              101.12
LIABILITIES, IN EXCESS OF CASH AND
   OTHER ASSETS                                                    (1.12)
                                                               ---------
NET ASSETS                                                        100.00%
                                                               =========

                UBS GLOBAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004 (UNAUDITED)

                                                                    SHARES            VALUE
                                                               ---------------   ---------------
EQUITIES -- 100.36%
U.S. EQUITIES -- 47.09%
Advance Auto Parts, Inc. (a)                                            45,600   $     1,991,808
Aflac, Inc.                                                             33,800         1,346,592
Albertson's, Inc.                                                      104,800         2,502,624
Allergan, Inc.                                                          91,200         7,393,584
Allstate Corp.                                                          36,200         1,872,264
Altria Group, Inc.                                                     114,300         6,983,730
American Electric Power Co., Inc.                                       61,900         2,125,646
American International Group, Inc.                                      23,547         1,546,332
BEA Systems, Inc. (a)                                                   62,300           551,978
Bristol-Myers Squibb Co.                                                48,100         1,232,322
Burlington Northern Santa Fe Corp.                                     125,300         5,927,943
Cephalon, Inc. (a)                                                      59,200         3,012,096
Citigroup, Inc.                                                        320,300        15,432,054
Costco Wholesale Corp.                                                  73,600         3,562,976
FirstEnergy Corp.                                                       60,107         2,374,828
Freddie Mac                                                            120,600         8,888,220
General Electric Co.                                                   279,100        10,187,150
Genzyme Corp. (a)                                                       51,300         2,978,991
Hewlett-Packard Co.                                                    166,391         3,489,219
IAC/InterActiveCorp. (a)                                                73,600         2,032,832
Illinois Tool Works, Inc.                                               60,800         5,634,944
Intel Corp.                                                             96,000         2,245,440
Interpublic Group of Cos., Inc. (a)                                    187,900         2,517,860
Johnson & Johnson                                                      138,702         8,796,481
JPMorgan Chase & Co.                                                   141,000         5,500,410
Kohl's Corp. (a)                                                        32,400         1,593,108
Kroger Co. (a)                                                         125,500         2,201,270
Lockheed Martin Corp.                                                   43,600         2,421,980
Lucent Technologies, Inc. (a)                                            1,067             1,686
Masco Corp.                                                            214,700         7,842,991
McGraw-Hill Cos., Inc.                                                  15,200         1,391,408
Medco Health Solutions, Inc. (a)                                         4,100           170,560
Mellon Financial Corp.                                                 233,400         7,261,074
Microsoft Corp.                                                        347,100         9,271,041
Morgan Stanley                                                         153,400         8,516,768
Mylan Laboratories, Inc.                                               183,300         3,240,744
Nextel Communications, Inc., Class A (a)                               288,200         8,646,000
Northrop Grumman Corp.                                                  40,200         2,185,272
Omnicom Group, Inc.                                                     60,800         5,126,656
Oracle Corp. (a)                                                       287,300         3,941,756
Pepco Holdings, Inc.                                                    85,100         1,814,332
Pfizer, Inc.                                                           130,400         3,506,456
PNC Financial Services Group, Inc.                                      38,300         2,199,952
SBC Communications, Inc.                                               142,600         3,674,802
Sempra Energy                                                           75,300         2,762,004
St. Paul Travelers Cos., Inc.                                           54,663         2,026,357
Time Warner, Inc. (a)                                                  198,700         3,862,728
UnitedHealth Group, Inc.                                                55,400         4,876,862
Univision Communications, Inc. (a)                                      53,500         1,565,945
Viacom, Inc., Class B                                                  159,900         5,818,761
Wells Fargo & Co.                                                      117,400         7,296,410
Wyeth                                                                  188,000         8,006,920
                                                                                 ---------------
Total U.S. Equities                                                                  221,352,167
                                                                                 ---------------
INTERNATIONAL EQUITIES -- 53.27%
AUSTRALIA -- 1.74%
National Australia Bank Ltd.                                           107,816   $     2,435,779
Qantas Airways Ltd.                                                    539,954         1,570,332
QBE Insurance Group Ltd.                                               346,918         4,174,417
                                                                                 ---------------
                                                                                       8,180,528
                                                                                 ---------------
AUSTRIA -- 0.64%
Telekom Austria AG                                                     158,736         3,009,879
                                                                                 ---------------
CANADA -- 2.87%
Alcan, Inc.                                                             40,700         1,997,379
BCE, Inc.                                                              114,900         2,773,366
Jean Coutu Group, Inc.                                                  80,100         1,143,187
Magna International, Inc., Class A                                      23,900         1,966,217
Shoppers Drug Mart Corp. (a)                                            55,000         1,710,846
Suncor Energy, Inc.                                                    110,300         3,903,284
                                                                                 ---------------
                                                                                      13,494,279
                                                                                 ---------------
FINLAND -- 1.39%
Nokia Oyj                                                              233,300         3,684,853
UPM-Kymmene Oyj                                                        129,000         2,868,616
                                                                                 ---------------
                                                                                       6,553,469
                                                                                 ---------------
FRANCE -- 5.91%
BNP Paribas                                                             61,029         4,421,430
Cap Gemini S.A. (a)                                                     53,029         1,698,197
France Telecom S.A.                                                    205,225         6,795,273
Sanofi-Aventis S.A.                                                     26,423         2,111,829
Total S.A.                                                              45,397         9,916,134
Unibail                                                                 18,140         2,855,257
                                                                                 ---------------
                                                                                      27,798,120
                                                                                 ---------------
GERMANY -- 0.57%
Allianz AG                                                              20,107         2,667,451
                                                                                 ---------------
HONG KONG -- 0.52%
Sun Hung Kai Properties Ltd.                                           246,000         2,460,728
                                                                                 ---------------
IRELAND -- 2.94%
Bank of Ireland                                                        512,438         8,532,509
CRH PLC                                                                197,242         5,281,594
                                                                                 ---------------
                                                                                      13,814,103
                                                                                 ---------------
ITALY -- 1.71%
ENI SpA                                                                130,914         3,277,744
UniCredito Italiano SpA                                                830,707         4,776,256
                                                                                 ---------------
                                                                                       8,054,000
                                                                                 ---------------
JAPAN -- 7.95%
Canon, Inc.                                                             59,100         3,189,450
Funai Electric Co., Ltd.                                                10,100         1,253,752
Honda Motor Co., Ltd.                                                  109,300         5,663,931
Kao Corp.                                                              132,000         3,375,037
Meitec Corp.                                                            24,100           898,429
Mitsubishi Tokyo Financial Group, Inc.                                     137         1,390,456
Murata Manufacturing Co., Ltd.                                          21,800         1,219,030
Nissan Motor Co., Ltd.                                                 279,300         3,036,403
Nitto Denko Corp.                                                       70,200         3,850,141
NTT DoCoMo, Inc.                                                         2,548         4,699,639
Rohm Co., Ltd.                                                          24,700         2,555,089
Sekisui House Ltd.                                                     182,000         2,120,699

                                                                    SHARES            VALUE
                                                               ---------------   ---------------
Sompo Japan Insurance, Inc.                                            180,000   $     1,833,903
Sumitomo Mitsui Financial Group, Inc.                                      146         1,061,481
Takeda Pharmaceutical Co., Ltd.                                         23,800         1,198,478
                                                                                 ---------------
                                                                                      37,345,918
                                                                                 ---------------
NETHERLANDS -- 5.38%
ABN AMRO Holding NV                                                    213,330         5,651,492
Heineken NV                                                             83,591         2,787,125
Koninklijke (Royal) Philips Electronics NV                              55,958         1,483,948
Reed Elsevier NV                                                       282,222         3,847,611
Royal KPN NV                                                           333,788         3,171,372
TPG NV                                                                 173,729         4,718,100
VNU NV                                                                 122,605         3,621,323
                                                                                 ---------------
                                                                                      25,280,971
                                                                                 ---------------
SWEDEN -- 0.89%
Electrolux AB, B Shares                                                 52,700         1,205,405
Svenska Cellulosa AB, B Shares                                          69,850         2,979,877
                                                                                 ---------------
                                                                                       4,185,282
                                                                                 ---------------
SWITZERLAND -- 3.77%
Adecco S.A.                                                             64,274         3,236,027
Holcim Ltd.                                                             58,456         3,521,446
Nestle S.A.                                                             13,115         3,431,283
Nobel Biocare Holding AG                                                 6,954         1,259,805
Roche Holding AG                                                        40,294         4,638,541
Swiss Reinsurance Co.                                                   22,607         1,612,371
                                                                                 ---------------
                                                                                      17,699,473
                                                                                 ---------------
UNITED KINGDOM -- 16.99%
AstraZeneca PLC                                                         83,886         3,042,286
Barclays PLC                                                           650,154         7,314,632
BP PLC                                                                 716,200         6,985,164
Cadbury Schweppes PLC                                                  477,129         4,442,794
Diageo PLC                                                             491,015         7,004,259
Electrocomponents PLC                                                  200,499         1,096,111
Gallaher Group PLC                                                     440,020         6,686,547
HBOS PLC                                                               135,047         2,198,667
Invensys PLC (a)                                                     1,973,731           587,352
Kingfisher PLC                                                         551,079         3,277,206
Prudential PLC                                                         335,913         2,921,485
Rentokil Initial PLC                                                   777,661         2,205,954
Royal Bank of Scotland Group PLC                                       195,092         6,562,241
Shell Transport & Trading Co. PLC                                    1,047,395         8,928,368
Tesco PLC                                                              846,917         5,231,642
Vodafone Group PLC                                                   3,339,883         9,057,291
Willis Group Holdings Ltd.                                              55,600         2,289,052
                                                                                 ---------------
                                                                                      79,831,051
                                                                                 ---------------
Total International Equities                                                         250,375,252
                                                                                 ---------------
Total Equities (Cost $359,680,713)                                                   471,727,419
                                                                                 ---------------
SHORT-TERM INVESTMENT -- 0.76%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 2.28%
  (Cost $3,554,614)                                                  3,554,614   $     3,554,614
                                                                                 ---------------
Total Investments
  (Cost $363,235,327) -- 101.12%                                                     475,282,033

Liabilities, in excess of cash and
  other assets -- (1.12%)                                                             (5,241,384)
                                                                                 ---------------
Net Assets -- 100%                                                               $   470,040,649
                                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $363,235,327; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                           $   114,526,422
            Gross unrealized depreciation                                (2,479,716)
                                                                    ---------------
                     Net unrealized appreciation                    $   112,046,706
                                                                    ===============

(a)  Non-income producing security.

 %   Represents a percentage of net assets.

AUD    Australian Dollar
CAD    Canadian Dollar
GBP    British Pound
JPY    Japanese Yen
SGD    Singapore Dollar
USD    United States Dollar

FORWARD FOREIGN CURRENCY CONTRACTS

UBS Global Equity Fund had the following open forward foreign currency contracts as of December 31, 2004:

                                                                                                                   UNREALIZED
                                                           CONTRACTS          IN EXCHANGE           MATURITY      APPRECIATION
                                                           TO DELIVER             FOR                 DATES      (DEPRECIATION)
                                                          -----------      ------------------       --------     --------------
British Pound                                              24,550,000      USD     45,906,291       06/03/05     $     (830,364)
Canadian Dollar                                             4,900,000      USD      4,114,155       06/03/05             23,948
Euro                                                       12,800,000      USD     16,952,064       06/03/05           (484,309)
Swiss Franc                                                 4,500,000      USD      3,958,740       06/03/05            (31,086)
United States Dollar                                        2,562,120      AUD      3,300,000       06/03/05             (3,190)
United States Dollar                                        4,147,973      CAD      4,900,000       06/03/05            (57,765)
United States Dollar                                        3,756,431      GBP      1,950,000       06/03/05            (44,151)
United States Dollar                                       18,702,260      JPY  1,900,000,000       06/03/05             49,355
United States Dollar                                       11,455,877      SGD     18,700,000       06/03/05             57,515
                                                                                                                 --------------
     Total net depreciation on forward foreign
       currency contracts                                                                                        $   (1,320,047)
                                                                                                                 ==============

                 See accompanying notes to financial statements

UBS GLOBAL BOND FUND

For the six months ended December 31, 2004, Class Y shares of UBS Global Bond Fund (the "Fund") returned 9.38%, versus the 10.32% return of the Fund's benchmark, the Lehman Brothers Global Aggregate Index (the "Index"). Since inception on July 31, 1993, through period end, the Fund returned 6.75% on an annualized basis, compared to the 7.11% annualized return for the Index. (Returns for all share classes over various time periods are shown on page 31; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares).

The global bond markets were increasingly driven by external factors, rather than fundamentals, over the reporting period. The Fund navigated this challenging environment by maintaining a defensive posture, characterized by a shorter-than-Index duration and active management of country and sector allocation, as well as security selection.

ANALYSIS OF MARKET BEHAVIOR LED TO CONSERVATIVE STANCE

Our investment process is built on three components: fundamental valuation, risk management and market behavior analysis. This last component was particularly valuable during the reporting period, when the markets were heavily influenced by investor sentiment, rather than fundamentals. For example, the Federal Reserve Board (the "Fed") and several other central banks raised interest rates over the six months ended December 31, 2004. Rate increases generally drive bond yields up and bond prices down. This was not the case during the reporting period, as investors focused more on the increasing price of crude oil than interest rates. Concerned that higher oil prices would slow down the economic recovery, investors favored bonds, driving yields down and prices up in most markets.

The exception to this trend was in the US, where Treasury yields rose substantially in shorter maturities, while longer-term issues remained largely unchanged. This anomaly was due in part to substantial foreign investments in the US fixed income market. By purchasing Treasuries, these countries hoped to stop their currencies from appreciating against the U.S. dollar; in doing so, this would make their exports more attractive.

In the third quarter of 2004, there was a general decline in yields that left most markets overvalued, in our opinion. We responded by reducing our global interest rate exposure. This was implemented by lowering the duration on our US, UK and Japanese holdings. By the beginning of the fourth quarter of 2004, the average duration of the Fund was almost one year shorter than the Index. This strategy detracted from the Fund's relative performance over the reporting period.

Our country allocation contributed to performance over the reporting period. Overall, we favored market opportunities in Europe and Asia over the US. Specifically, we continued to reduce our position in US Treasuries, which we considered overvalued. We also moved from an overweight to a slight underweight in Eurozone bonds, investing some of the proceeds in one year Canadian government bonds. We held a slight underweight in the UK, which hindered relative performance, as the UK bond market had some of the best performance over the period. Yields on UK bonds declined on fears that a housing market slowdown had begun. Our analysis found that the prevailing prices remained above our estimate of intrinsic value and, therefore, we did not increase our exposure. We also retained our underweight position in Japan, as we believe that market, too, was overvalued.

In the non-government bond sectors, the portfolio generally maintained a neutral or underweight exposure to the credit markets. This was due to our belief that credit spreads were very narrow and offered little value above government bonds. Our overweights were focused on non-corporate sectors such as US commercial mortgage-backed securities. This made a small positive contribution to the portfolio's performance.

From a currency perspective, during the reporting period we remained overall close to neutral, and this had little impact on performance. However, we believe the depreciation in the US dollar has taken it to undervalued levels. We currently favor an underweight position in the UK pound, offset by overweights in Asian currencies such as the Thai Baht and Japanese yen.

LOOKING AHEAD

Foreign markets continue to take their cue from events in the US. With that in mind, we will be closely monitoring Fed policy, payroll data and inflation, all of which have the potential to drive the US market. In terms of portfolio strategy, we will continue to take a cautious approach, focusing on shorter maturities and underweighting markets that we believe are overvalued.

TOTAL RETURN (UNAUDITED)

                                             6 MONTHS       1 YEAR       3 YEARS       5 YEARS      10 YEARS    INCEPTION*
                                               ENDED         ENDED        ENDED         ENDED         ENDED         TO
                                             12/31/04      12/31/04      12/31/04      12/31/04     12/31/04     12/31/04
--------------------------------------------------------------------------------------------------------------------------
UBS GLOBAL BOND FUND CLASS A                      9.22%         6.91%        14.15%          N/A          N/A        12.08%
UBS GLOBAL BOND FUND CLASS B                      8.87          6.16         13.39           N/A          N/A        12.52
UBS GLOBAL BOND FUND CLASS C                      9.01          6.35           N/A           N/A          N/A        11.80
UBS GLOBAL BOND FUND CLASS Y                      9.38          7.12         14.45          8.44%        7.72%        6.75
UBS GLOBAL BOND FUND CLASS A**                    4.26          2.10         12.40           N/A          N/A        10.47
UBS GLOBAL BOND FUND CLASS B**                    3.87          1.16         12.61           N/A          N/A        12.02
UBS GLOBAL BOND FUND CLASS C**                    8.26          5.60           N/A           N/A          N/A        11.80
LEHMAN BROTHERS GLOBAL AGGREGATE INDEX           10.32          9.27         12.73          8.47         7.75         7.11

* INCEPTION DATE OF UBS GLOBAL BOND FUND CLASS A SHARES IS 11/05/01. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/26/01 AND 7/02/02, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 7/31/93.

**   RETURNS INCLUDE SALES CHARGES.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEE AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             BEGINNING           ENDING          EXPENSES PAID
                                           ACCOUNT VALUE     ACCOUNT VALUE       DURING PERIOD*
                                           JULY 1, 2004    DECEMBER 31, 2004   7/1/04 - 12/31/04
------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                            $    1,000.00   $        1,092.20   $            6.06
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)            1,000.00            1,019.41                5.85

CLASS B  ACTUAL                                 1,000.00            1,088.70               10.00
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)            1,000.00            1,015.63                9.65

CLASS C  ACTUAL                                 1,000.00            1,090.10                8.69
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)            1,000.00            1,016.89                8.39

CLASS Y  ACTUAL                                 1,000.00            1,093.80                4.75
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)            1,000.00            1,020.67                4.58

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO: CLASS A: 1.15%, CLASS B: 1.90%, CLASS C: 1.65%, CLASS Y: 0.90%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

COUNTRY EXPOSURE, TOP FIVE

AS OF DECEMBER 31, 2004 (UNAUDITED)

                                      PERCENTAGE OF
                                       NET ASSETS
---------------------------------------------------
United States                              44.2%
Germany                                    17.8
Japan                                      10.2
United Kingdom                              6.0
France                                      5.5
---------------------------------------------------
Total                                      83.7%

CURRENCY EXPOSURE, TOP FIVE
AS OF DECEMBER 31, 2004 (UNAUDITED)

                                      PERCENTAGE OF
                                      MARKET VALUE
---------------------------------------------------
United States Dollar                       42.3%
Euro                                       40.3
Japanese Yen                               12.0
British Pound                               3.2
Canadian Dollar                             1.4
---------------------------------------------------
Total                                      99.2%

TOP TEN FIXED INCOME HOLDINGS

AS OF DECEMBER 31, 2004 (UNAUDITED)

                                      PERCENTAGE OF
                                       NET ASSETS
---------------------------------------------------
Government of Japan
0.800%, due 03/20/13                       4.2%
Bundesschatzanweisungen
2.500%, due 03/18/05                       4.0
Government of Japan
1.300%, due 06/20/11                       4.0
U.S. Treasury Note
4.000%, due 02/15/14                       3.8
Deutsche Bundesrepublik
6.250%, due 01/04/24                       3.1
Deutsche Bundesrepublik
5.000%, due 07/04/12                       2.9%
U.S. Treasury Note
2.750%, due 07/31/06                       2.9
Deutsche Bundesrepublik
6.000%, due 01/04/07                       2.6
Republic of Austria
5.875%, due 07/15/06                       2.3
Government of France
5.500%, due 04/25/07                       2.1
---------------------------------------------------
Total                                     31.9%

UBS GLOBAL BOND FUND

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2004 (UNAUDITED)

BONDS
U.S. BONDS
U.S. CORPORATE BONDS
   Automobiles                                      1.11%
   Beverages                                        0.09
   Capital Markets                                  0.31
   Chemicals                                        0.12
   Commercial Banks                                 0.27
   Commercial Services & Supplies                   0.16
   Consumer Finance                                 1.15
   Diversified Financial Services                   1.07
   Diversified Telecommunication Services           0.17
   Electric Utilities                               0.49
   Food & Staples Retailing                         0.16
   Food Products                                    0.16
   Gas Utilities                                    0.29
   Hotels, Restaurants & Leisure                    0.08
   Industrial Conglomerates                         0.43
   Insurance                                        0.31
   IT Services                                      0.08
   Media                                            0.53
   Metals & Mining                                  0.09
   Multi-Utilities & Unregulated Power              0.16
   Oil & Gas                                        0.09
   Paper & Forest Products                          0.15
   Personal Products                                0.08
   Pharmaceuticals                                  0.04
   Real Estate                                      0.28
   Road & Rail                                      0.28
   Thrifts & Mortgage Finance                       0.28
   Tobacco                                          0.19
   Wireless Telecommunication Services              0.09
                                                  ------
         Total U.S. Corporate Bonds                 8.71

Asset-Backed Securities                             0.57
Commercial Mortgage-Backed Securities               3.38
Mortgage and Agency Debt Securities                 3.86
U.S. Government Obligations                         9.55
                                                  ------
         Total U.S. Bonds                          26.07

INTERNATIONAL BONDS
INTERNATIONAL CORPORATE BONDS
   Capital Markets                                  0.20%
   Commercial Banks                                 3.40
   Commercial Services & Supplies                   0.50
   Construction Materials                           0.43
   Diversified Financial Services                   1.72
   Diversified Telecommunication Services           2.22
   Electric Utilities                               1.26
   Food & Staples Retailing                         0.71
   Household Durables                               0.10
   Insurance                                        0.46
   Internet Software & Services                     0.13
   Metals & Mining                                  0.29
   Multi-Utilities & Unregulated Power              0.26
   Non-Agency                                       0.35
   Paper & Forest Products                          0.23
   Textiles, Apparel & Luxury Goods                 0.09
   Tobacco                                          0.48
   Water Utilities                                  0.92
   Wireless Telecommunication Services              1.26
                                                  ------
         Total International Corporate Bonds       15.01

Foreign Government Bonds                           39.32
Sovereign/Supranational Bond                        0.70
                                                  ------
         Total International Bonds                 55.03
TOTAL BONDS                                        81.10

INVESTMENT COMPANY                                 16.50
SHORT-TERM INVESTMENT                               1.61
                                                  ------
   TOTAL INVESTMENTS                               99.21
CASH AND OTHER ASSETS, LESS LIABILITIES             0.79
                                                  ------
NET ASSETS                                        100.00%
                                                  ======

                 UBS GLOBAL BOND FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004 (UNAUDITED)

                                                          FACE
                                                         AMOUNT                VALUE
                                                     ---------------     ---------------
BONDS -- 81.10%
U.S. BONDS -- 26.07%
U.S. CORPORATE BONDS -- 8.71%
Alcoa, Inc.
  6.000%, due 01/15/12                               $        60,000     $        65,545
Altria Group, Inc.
  7.750%, due 01/15/27                                       110,000             123,461
American Electric Power Co., Inc.
  6.125%, due 05/15/06                                        80,000              82,911
American General Finance Corp.
  5.875%, due 07/14/06                                        60,000              62,210
AT&T Wireless Services, Inc.
  7.350%, due 03/01/06                                        60,000              62,768
Avon Products, Inc.
  7.150%, due 11/15/09                                        50,000              56,512
Bank of America Corp.
  7.400%, due 01/15/11                                        30,000              34,751
Bank One Corp.
  7.875%, due 08/01/10                                        50,000              58,321
Boeing Capital Corp.
  7.375%, due 09/27/10                                        50,000              57,646
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06                                       120,000             120,000
C.S. First Boston USA, Inc.
  6.500%, due 01/15/12                                        60,000              66,779
Cendant Corp.
  6.875%, due 08/15/06                                       110,000             115,727
Citigroup, Inc., 144A
  5.000%, due 09/15/14                                       153,000             153,738
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                                       110,000             123,528
Commonwealth Edison Co.
  6.150%, due 03/15/12                                        60,000              65,957
Computer Sciences Corp.
  3.500%, due 04/15/08                                        60,000              59,488
Countrywide Home Loans, Inc.
  3.250%, due 05/21/08                                        60,000              58,670
DaimlerChrysler N.A. Holding Corp.
  4.050%, due 06/04/08                                       150,000             149,690
Devon Financing Corp., ULC
  6.875%, due 09/30/11                                        60,000              67,953
Dominion Resources, Inc., Class B
  7.625%, due 07/15/05                                        90,000              92,137
Dow Chemical Co.
  5.970%, due 01/15/09                                        60,000              64,330
Duke Energy Field Services LLC
  7.500%, due 08/16/05                                       110,000             112,906
EOP Operating LP
  8.375%, due 03/15/06                                       190,000             200,406
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                       100,000             117,718
FleetBoston Financial Corp.
  7.375%, due 12/01/09                                        90,000             102,794
Ford Motor Co.
  7.450%, due 07/16/31                                       100,000             100,574
Ford Motor Credit Co.
  5.800%, due 01/12/09                                       270,000             275,978
  6.750%, due 01/14/08                                        65,000              94,832
FPL Group Capital, Inc.
  6.125%, due 05/15/07                               $       110,000     $       116,289
General Electric Capital Corp.
  2.850%, due 01/30/06                                       240,000             239,393
  4.125%, due 12/15/06                                        35,000              66,440
  4.375%, due 01/20/10                                        35,000              49,980
  6.750%, due 03/15/32                                       110,000             128,749
General Motors Acceptance Corp.
  6.000%, due 07/03/08                                        80,000             112,784
  6.125%, due 02/01/07                                       170,000             174,569
  6.875%, due 09/15/11                                        90,000              92,231
  8.000%, due 11/01/31                                       110,000             113,067
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                                        60,000              67,691
Harrah's Operating Co., Inc.
  7.500%, due 01/15/09                                        50,000              55,407
Household Finance Corp.
  6.750%, due 05/15/11                                        25,000              28,056
  7.875%, due 03/01/07                                       190,000             206,754
ICI Wilmington, Inc.
  4.375%, due 12/01/08                                        25,000              25,141
International Lease Finance Corp.
  6.000%, due 10/24/07                                       210,000             307,903
International Paper Co.
  6.750%, due 09/01/11                                        60,000              67,268
Kinder Morgan, Inc.
  6.650%, due 03/01/05                                       150,000             150,976
Kraft Foods, Inc.
  5.625%, due 11/01/11                                       110,000             116,484
Kroger Co.
  8.050%, due 02/01/10                                        50,000              58,528
Marsh & Mclennan Cos., Inc.
  6.250%, due 03/15/12                                        70,000              73,250
Miller Brewing Co., 144A
  5.500%, due 08/15/13                                        60,000              62,715
Morgan Stanley
  6.750%, due 04/15/11                                       140,000             157,029
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10                                        30,000              30,300
Reed Elsevier Capital, Inc.
  5.750%, due 07/31/08                                       125,000             185,099
Sempra Energy
  7.950%, due 03/01/10                                        50,000              57,792
SLM Corp.
  5.625%, due 04/10/07                                        90,000              93,857
Sprint Capital Corp.
  8.375%, due 03/15/12                                        75,000              91,361
Time Warner, Inc.
  7.625%, due 04/15/31                                        60,000              72,586
Union Pacific Corp.
  6.700%, due 12/01/06                                        80,000              84,574
UST, Inc.
  6.625%, due 07/15/12                                        10,000              11,166
Wal-Mart Stores, Inc.
  6.875%, due 08/10/09                                        50,000              56,145
Washington Mutual, Inc.
  5.625%, due 01/15/07                                       140,000             145,797
Weyerhaeuser Co.
  6.125%, due 03/15/07                                        39,000              41,065

                                                          FACE
                                                         AMOUNT               VALUE
                                                     ---------------     ---------------
Wyeth
  5.250%, due 03/15/13                               $        25,000     $        25,983
Zurich Finance (USA), Inc.+
  5.750%, due 10/02/23                                       100,000             148,067
                                                                         ---------------
                                                                               6,261,826
                                                                         ---------------
ASSET-BACKED SECURITIES -- 0.57%
Americredit Automobile Receivables Trust,
  03-AM, Class A2B+
  2.601%, due 10/06/06                                           159                 159
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1+
  2.793%, due 01/15/09                                        75,000              75,351
Centerpoint Energy Transition Bond Co.,
  LLC 01-1, Class A4
  5.630%, due 09/15/15                                        30,000              32,093
Conseco Finance Securitizations Corp.,
  00-B, Class AF4
  7.870%, due 02/15/31                                            58                  58
Countrywide Asset-Backed Certificates,
  04-SD1, Class A1, 144A+
  2.758%, due 06/25/33                                        24,168              24,209
Paragon Mortgages PLC,
  7A, Class B1A, 144A+
  3.040%, due 05/15/43                                       100,000             100,285
Peco Energy Transition Trust,
  99-A, Class A7
  6.130%, due 03/01/09                                        55,000              58,814
RAFC Asset-Backed Trust,
  01-1, Class A3 (a)
  5.115%, due 11/25/29                                        21,218              21,357
Sears Credit Account Master Trust,
  01-1, Class A+
  2.583%, due 02/15/10                                        75,000              74,983
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A
  3.357%, due 01/25/31                                        21,603              20,025
                                                                         ---------------
                                                                                 407,334
                                                                         ---------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 3.38%
Asset Securitization Corp.,
  95-MD4, Class A3+
  7.384%, due 08/13/29                                       350,000             381,688
Bear Stearns Commercial Mortgage Securities,
  00-WF2, Class A2
  7.320%, due 10/15/32                                        80,000              91,293
DLJ Commercial Mortgage Corp.,
  00-CKP1, Class A1B
  7.180%, due 11/10/33                                       290,000             328,761
DLJ Commercial Mortgage Corp.,
  99-CG1, Class A1B
  6.460%, due 03/10/32                                        20,000              21,694
DLJ Commercial Mortgage Corp.,
  99-CG3, Class A1B
  7.340%, due 10/10/32                                        85,000              96,304
First Union Lehman Commercial
  Mortgage Securities, Inc.,
  97-C2, Class A3
  6.650%, due 11/18/29                                        87,185              92,777
Greenwich Capital Commercial Funding
  Corp., 03-FL1, Class A, 144A+
  2.651%, due 07/05/18                               $        19,628     $        19,637
Hilton Hotels Pool Trust,
  00-HLTA, Class A1, 144A
  7.055%, due 10/03/15                                       348,206             380,842
JP Morgan Commercial Mortgage
  Finance Corp., 99-C8, Class A1
  7.325%, due 07/15/31                                        55,412              57,049
JP Morgan Commercial Mortgage
  Finance Corp., 99-C8, Class A2
  7.400%, due 07/15/31                                        85,000              95,033
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1
  6.410%, due 06/15/31                                        50,166              51,893
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2
  7.325%, due 10/15/32                                        50,000              56,216
Mach One Trust Commercial
  Mortgage-Backed,
  04-1A, Class A1, 144A
  3.890%, due 05/28/40                                       181,331             180,591
Merrill Lynch Mortgage Investors, Inc.,
  96-C2, Class A3
  6.960%, due 11/21/28                                        26,129              27,263
Merrill Lynch Mortgage Investors, Inc.,
  97-C2, Class A2
  6.540%, due 12/10/29                                        18,716              19,875
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1
  6.960%, due 10/15/33                                        24,254              26,022
Nomura Asset Securities Corp.,
  95-MD3, Class A1B
  8.150%, due 04/04/27                                        10,568              10,664
PNC Mortgage Acceptance Corp.,
  00-C1, Class A2
  7.610%, due 02/15/10                                       375,000             425,840
Starwood Asset Receivables Trust,
  03-1A, Class A1, 144A+
  2.670%, due 08/28/22                                        67,985              67,994
                                                                         ---------------
                                                                               2,431,436
                                                                         ---------------
MORTGAGE AND AGENCY DEBT SECURITIES -- 3.86%
Federal Home Loan Mortgage Corp.
  3.500%, due 04/01/08                                        30,000              29,829
  3.875%, due 01/12/09                                       105,000             104,567
  5.000%, due 01/30/14                                        85,000              85,023
  5.125%, due 07/15/12                                     1,110,000           1,166,969
Federal National Mortgage Association
  2.250%, due 05/15/06                                       670,000             662,036
  2.625%, due 01/19/07                                        50,000              49,370
  6.000%, due 05/15/08                                       320,000             344,333
  6.250%, due 02/01/11                                        85,000              93,187
Government National Mortgage Association
  6.500%, due 04/15/31                                       228,696             240,952
                                                                         ---------------
                                                                               2,776,266
                                                                         ---------------

                                                          FACE
                                                         AMOUNT               VALUE
                                                     ---------------     ---------------
U.S. GOVERNMENT OBLIGATIONS -- 9.55%
U.S. Treasury Bonds
  8.750%, due 05/15/17                               $        50,000     $        70,061
U.S. Treasury Notes
  1.625%, due 02/28/06                                       100,000              98,644
  2.500%, due 09/30/06                                     1,260,000           1,249,122
  2.750%, due 07/31/06                                     2,065,000           2,058,305
  3.375%, due 09/15/09                                       270,000             267,532
  4.000%, due 02/15/14                                     2,780,000           2,741,667
  5.000%, due 02/15/11                                       355,000             377,645
                                                                         ---------------
                                                                               6,862,976
                                                                         ---------------
Total U.S. Bonds                                                              18,739,838
                                                                         ---------------
INTERNATIONAL BONDS -- 55.03%
INTERNATIONAL CORPORATE BONDS -- 15.01%
AUSTRALIA -- 0.07%
Telstra Corp., Ltd.
  6.375%, due 06/29/11                               EUR      30,000              47,004
                                                                         ---------------
BELGIUM -- 0.13%
SCA Coordination Center NV
  5.375%, due 06/25/07                               EUR      65,000              93,421
                                                                         ---------------
CANADA -- 0.08%
Telus Corp.
  8.000%, due 06/01/11                               $        50,000              59,254
                                                                         ---------------
FINLAND -- 0.10%
Fortum Oyj
  6.475%, due 11/03/06                               EUR      50,000              72,362
                                                                         ---------------
FRANCE -- 2.15%
BNP Paribas
  5.625%, due 08/07/08                               EUR     100,000             147,368
  5.750%, due 01/24/22                               GBP      80,000             162,396
Casino Guichard Perrachon S.A.
  5.875%, due 11/23/07                               EUR     130,000             189,321
Dexia Credit Local
  5.250%, due 04/25/08                                       195,000             283,924
France Telecom S.A.
  6.000%, due 09/28/07                                       195,000             286,025
GIE Suez Alliance
  4.250%, due 06/24/10                                        80,000             112,548
Lafarge S.A.
  6.375%, due 07/26/07                                       110,000             162,166
LVMH Moet Hennessy Louis Vuitton S.A.
  5.750%, due 02/28/05                                        50,000              68,286
Veolia Environnement
  5.875%, due 06/27/08                                        90,000             133,148
                                                                         ---------------
                                                                               1,545,182
                                                                         ---------------
GERMANY -- 4.83%
Bundesschatzanweisungen
  2.500%, due 03/18/05                               EUR   2,120,000           2,883,305
KFW Kreditanstalt fuer Wiederaufbau
  4.750%, due 08/17/07                                       410,000             586,451
                                                                         ---------------
                                                                               3,469,756
                                                                         ---------------
IRELAND -- 0.32%
Bank of Ireland
  6.450%, due 02/10/10                               EUR     150,000             231,919
                                                                         ---------------
NETHERLANDS -- 2.45%
Bank Nederlandse Gemeenten NV
  4.625%, due 08/17/07                               $        65,000     $        92,376
Deutsche Telekom International Finance BV
  7.500%, due 05/29/07                                       130,000             194,951
  8.125%, due 05/29/12                                        65,000             112,025
E.ON International Finance BV
  5.750%, due 05/29/09                                       225,000             337,356
  6.375%, due 05/29/12                               GBP     100,000             207,987
Generali Finance BV
  4.750%, due 05/12/14                               EUR      65,000              94,460
Koninklijke (Royal) KNP NV
  4.750%, due 11/05/08                                        65,000              92,976
Koninklijke (Royal) Philips Electronics NV
  5.750%, due 05/16/08                                        50,000              73,406
Olivetti Finance NV
  6.500%, due 04/24/07                                        65,000              95,144
  6.575%, due 07/30/09                                        65,000              99,058
Prudential Finance BV
  9.375%, due 06/04/07                               GBP      35,000              73,674
RWE Finance BV
  5.500%, due 10/26/07                               EUR     200,000             290,803
                                                                         ---------------
                                                                               1,764,216
                                                                         ---------------
SINGAPORE -- 0.11%
Singapore Telecommunications Ltd.
  6.000%, due 11/21/11                               EUR      50,000              76,768
                                                                         ---------------
UNITED KINGDOM -- 4.77%
Anglian Water Services Financing PLC
  4.625%, due 10/07/13                               EUR      25,000              35,544
AWG PLC
  5.375%, due 07/02/09                                       210,000             308,934
Barclays Bank PLC
  5.750%, due 09/14/26                               GBP      80,000             164,114
Credit Suisse Group Finance Guernsey Ltd.
  6.375%, due 06/07/13                               EUR      65,000             103,683
Gallaher Group PLC
  5.875%, due 08/06/08                                        95,000             140,283
HBOS Treasury Services PLC
  4.750%, due 02/06/07                                       195,000             276,053
Imperial Tobacco Finance PLC
  6.250%, due 06/06/07                                       100,000             145,961
Lloyds TSB Bank PLC
  4.750%, due 03/18/11                                        80,000             116,459
  5.875%, due 06/20/14                               GBP     110,000             221,622
  7.750%, due 06/18/07                                        35,000              71,548
mmO2 PLC
  6.375%, due 01/25/07                               EUR      65,000              94,501
National Westminster Bank PLC
  6.000%, due 01/21/10                                       115,000             174,864
  6.500%, due 09/07/21                               GBP     110,000             240,818
Permanent Financing PLC,
  04, Class 2C+
  3.180%, due 06/10/42                               $       250,000             249,967
Rentokil Initial PLC
  5.750%, due 05/21/07                               EUR     250,000             358,602
Rio Tinto Finance PLC
  5.125%, due 05/10/07                                       145,000             206,964

                                                          FACE
                                                         AMOUNT               VALUE
                                                     ---------------     ---------------
Tesco PLC
  5.250%, due 05/07/08                               EUR     220,000     $       319,576
Travelers Insurance Co.
  Institutional Funding Ltd.
  5.750%, due 12/06/11                               GBP     100,000             198,375
                                                                         ---------------
                                                                               3,427,868
                                                                         ---------------
Total International Corporate Bonds                                           10,787,750
                                                                         ---------------
FOREIGN GOVERNMENT BONDS -- 39.32%
AUSTRALIA -- 0.90%
Government of Australia
  10.000%, due 10/15/07                              AUD     730,000             644,042
                                                                         ---------------
AUSTRIA -- 2.26%
Republic of Austria
  5.875%, due 07/15/06                               EUR   1,135,000           1,621,960
                                                                         ---------------
BELGIUM -- 1.38%
Kingdom of Belgium
  5.750%, due 03/28/08                               EUR     280,000             414,939
  6.500%, due 03/31/05                                       420,000             576,526
                                                                         ---------------
                                                                                 991,465
                                                                         ---------------
CANADA -- 1.38%
Government of Canada
  5.000%, due 06/01/14                               CAD     180,000             158,299
  6.000%, due 09/01/05                                       390,000             332,614
  6.000%, due 06/01/08                                       390,000             352,775
  8.000%, due 06/01/23                                       130,000             151,875
                                                                         ---------------
                                                                                 995,563
                                                                         ---------------
FINLAND -- 0.59%
Government of Finland
  5.000%, due 07/04/07                               EUR     295,000             423,797
                                                                         ---------------
FRANCE -- 3.36%
Government of France
  5.500%, due 04/25/07                               EUR   1,040,000           1,505,297
  5.500%, due 04/25/29                                       140,000             226,203
  6.000%, due 10/25/25                                       400,000             681,395
                                                                         ---------------
                                                                               2,412,895
                                                                         ---------------
GERMANY -- 12.95%
Deutsche Bundesrepublik
  4.250%, due 01/04/14                               EUR     370,000             527,627
  4.500%, due 07/04/09                                       830,000           1,199,576
  5.000%, due 07/04/12                                     1,400,000           2,100,916
  6.000%, due 01/05/06                                     1,000,000           1,409,039
  6.000%, due 01/04/07                                     1,285,000           1,864,372
  6.250%, due 01/04/24                                     1,270,000           2,206,812
                                                                         ---------------
                                                                               9,308,342
                                                                         ---------------
ITALY -- 3.52%
Buoni Poliennali Del Tesoro
  4.000%, due 07/15/05                               EUR     250,000             342,904
  5.000%, due 02/01/12                                       875,000           1,305,622
  5.250%, due 11/01/29                                       230,000             352,834
  6.750%, due 02/01/07                                       360,000             531,302
                                                                         ---------------
                                                                               2,532,662
                                                                         ---------------
JAPAN -- 10.18%
Government of Japan
  0.300%, due 09/20/07                               JPY 126,000,000     $     1,232,756
  0.800%, due 03/20/13                                   318,850,000           3,017,298
  1.300%, due 06/20/11                                   286,000,000           2,869,177
  1.500%, due 03/20/14                                    20,000,000             198,000
                                                                         ---------------
                                                                               7,317,231
                                                                         ---------------
NETHERLANDS -- 1.55%
Government of Netherlands
  4.000%, due 07/15/05                               EUR     405,000             555,522
  5.000%, due 07/15/11                                       375,000             561,460
                                                                         ---------------
                                                                               1,116,982
                                                                         ---------------
UNITED KINGDOM -- 1.25%
U.K. Gilts
  5.000%, due 03/07/12                               GBP     100,000             197,596
  6.000%, due 12/07/28                                        35,000              82,288
  8.000%, due 06/07/21                                       230,000             618,102
                                                                         ---------------
                                                                                 897,986
                                                                         ---------------
Total Foreign Government Bonds                                                28,262,925
                                                                         ---------------
SOVEREIGN/SUPRANATIONAL BOND -- 0.70%
European Investment Bank
  4.000%, due 01/15/07                               EUR     360,000             503,117
                                                                         ---------------
Total International Bonds                                                     39,553,792
                                                                         ---------------
Total Bonds (Cost $53,606,833)                                                58,293,630
                                                                         ---------------

                                                         SHARES
                                                     ---------------
INVESTMENT COMPANY -- 16.50%
UBS U.S. Securitized Mortgage
  Relationship Fund
  (Cost $11,530,767)                                       1,010,545          11,857,030
                                                                         ---------------
SHORT-TERM INVESTMENT -- 1.61%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 2.28%
  (Cost $1,155,451)                                        1,155,451           1,155,451
                                                                         ---------------
Total Investments
  (Cost $66,293,051) -- 99.21%                                                71,306,111

Cash and other assets,
  less liabilities -- 0.79%                                                      567,444
                                                                         ---------------
Net Assets -- 100%                                                       $    71,873,555
                                                                         ===============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $66,293,051; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                                           $  5,072,674
            Gross unrealized depreciation                                                                (59,614)
                                                                                                    ------------
                     Net unrealized appreciation                                                    $  5,013,060
                                                                                                    ============

+ Variable rate note - The rate disclosed is that in effect at December 31, 2004.
(a) Step Bonds - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity date.

%     Represents a percentage of net assets.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004 the value of these securities amounted to $1,247,754 or 1.74% of net assets.

AUD   Australian Dollar
CAD   Canadian Dollar
DKK   Danish Krone
EUR   Euro
GBP   British Pound
JPY   Japanese Yen
SEK   Swedish Krone
SGD   Singapore Dollar
THB   Thailand Baht
USD   United States Dollar

FORWARD FOREIGN CURRENCY CONTRACTS

UBS Global Bond Fund had the following open forward foreign currency contracts as of December 31, 2004:

                                                                                          UNREALIZED
                                       CONTRACTS         IN EXCHANGE         MATURITY    APPRECIATION
                                       TO DELIVER            FOR               DATES    (DEPRECIATION)
                                       ----------   ---------------------    --------   --------------
Australian Dollar                         490,000   USD           380,436    06/03/05   $          474
British Pound                             500,000   USD           934,955    06/03/05          (16,912)
Canadian Dollar                         1,000,000   USD           846,525    06/03/05           11,789
Euro                                    5,380,000   USD         7,130,406    06/03/05         (198,320)
Euro                                      200,000   USD           273,060    01/06/05            1,207
United States Dollar                    1,230,774   CAD         1,470,000    06/03/05           (3,712)
United States Dollar                      445,680   DKK         2,500,000    06/03/05           12,065
United States Dollar                    1,370,098   EUR         1,030,000    06/03/05           32,985
United States Dollar                      571,026   GBP           300,000    06/03/05               94
United States Dollar                    6,939,523   JPY       705,000,000    06/03/05           18,313
United States Dollar                      796,398   SGD         1,300,000    06/03/05            3,998
United States Dollar                      385,108   SEK         2,600,000    06/03/05            7,158
United States Dollar                      761,615   THB        30,000,000    06/03/05           11,017
                                                                                        --------------
   Total net unrealized depreciation
     on forward foreign currency
     contracts                                                                          $     (119,844)
                                                                                        ==============

                 See accompanying notes to financial statements

UBS U.S. LARGE CAP EQUITY FUND

For the six months ended December 31, 2004, Class Y shares of UBS U.S. Large Cap Equity Fund (the "Fund") returned 9.77%, outperforming the 7.81% of the Fund's benchmark, the Russell 1000 Index (the "Index"). Since inception on February 22, 1994 through period end, the Fund returned 11.30% on an annualized basis, slightly outperforming the 11.07% annualized return of the Index. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 42; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares).

During the period, a combination of stock selection and sector allocation decisions helped the Fund outperform during the period.

BOTTOM-UP RESEARCH GUIDED SECTOR ALLOCATIONS

In our opinion, the US stock market was trading at close to fair value during much of the reporting period. In this environment, we relied on our in-depth, bottom-up research analysis to uncover sector and stock selection opportunities. This research directed us to overweight select segments of the materials, transportation and healthcare industries, while underweighting technology hardware.

The Fund's exposure to materials companies supported relative performance over the reporting period. Our holdings in this area were concentrated in construction companies. In transportation, the Fund's overweight was primarily a result of its position in railroads, where our analysis suggested the potential for strong growth, as well as a favorable pricing environment and enhanced productivity. For example, the Fund saw strong contributions from its position in Burlington Northern Santa Fe Corp., a North American railroad network that provides transportation services for a wide range of products and commodities. Burlington Northern Santa Fe Corp. stock rose over the holding period, as continued strong pricing power and increased volume boosted the company's earnings.

The Fund's overweight in healthcare was comprised largely of pharmaceuticals companies, stocks that provided mixed results during the period. Pharmaceuticals stocks in general were hurt by negative press, raising investors' fears about the impact of drug re-importation and Medicare prescription drug benefits. In our opinion, the proposed changes will have little effect--and may potentially benefit--our holdings, which are generally targeted "niche" companies and companies with solid drug pipelines. Among our pharmaceuticals stocks that delivered solid returns over the six months was Wyeth. The Fund also benefited from other holdings in the healthcare industry, including UnitedHealth Group Inc., a diversified health services company.

The Fund maintained its underweight exposure to technology over the last six months. Early in the review period, we added opportunistically to our computer software exposure, but remained underweight relative to the benchmark. This underweight helped the Fund's relative performance as software continued to find its footing in the economic recovery. In contrast, the Fund's underweight in energy hindered performance. Energy stocks were supported over the period by rising oil prices. Our analysis suggests that oil prices have peaked, however, and should decline as the geopolitical situation stabilizes. In our opinion, energy stock prices in general are overvalued and do not represent an attractive value opportunity for the Fund.

LOOKING AHEAD

At year-end, the overall market was, in our estimate, in the fair value range. There were no identifiable macro themes driving our portfolio strategy. We believe the most attractive opportunities going forward are in high-quality, low-volatility stocks. The Fund is positioned toward companies with strong cash flows and with the ability to pay or increase dividends and/or repurchase shares. We expect moderate earnings growth above the long-term trend, but below what we have seen in 2004. Against this backdrop, the Fund's beta position was close to neutral at year-end.

Going into 2005, we continue to find excellent bottom-up stock selection opportunities. We continue to believe some of the most attractive opportunities are in the financial and health care sectors. The pharmaceuticals sector grabbed the headlines as fears of drug re-importation reemerged. We remain underweighted to technology and energy stocks, as current valuations, in our opinion, are not attractive.

As always, we intend to continue to employ our disciplined, bottom-up stock selection process, which calls for investing in stocks trading below what we perceive to be their intrinsic value. We believe this approach will better enable us to produce attractive risk adjusted returns over a variety of market cycles.

TOTAL RETURN (UNAUDITED)

                                                6 MONTHS      1 YEAR      3 YEARS       5 YEARS    10 YEARS   INCEPTION*
                                                  ENDED        ENDED       ENDED         ENDED       ENDED       TO
                                                12/31/04     12/31/04     12/31/04     12/31/04    12/31/04    12/31/04
------------------------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP EQUITY FUND CLASS A             9.62%       13.06%        6.93%        5.04%        N/A        5.94%
UBS U.S. LARGE CAP EQUITY FUND CLASS B             9.22        12.20         6.15          N/A         N/A        8.18
UBS U.S. LARGE CAP EQUITY FUND CLASS C             9.22        12.20         6.17          N/A         N/A        7.28
UBS U.S. LARGE CAP EQUITY FUND CLASS Y             9.77        13.34         7.26         5.35       12.52%      11.30
UBS U.S. LARGE CAP EQUITY FUND CLASS A**           3.56         6.83         4.92         3.86         N/A        5.14
UBS U.S. LARGE CAP EQUITY FUND CLASS B**           4.22         7.20         5.26          N/A         N/A        7.65
UBS U.S. LARGE CAP EQUITY FUND CLASS C**           8.22        11.20         6.17          N/A         N/A        7.28
RUSSELL 1000 INDEX***                              7.81        11.40         4.27        -1.76       12.16       11.07

* INCEPTION DATE OF UBS U.S. LARGE CAP EQUITY FUND CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/05/01 AND 11/13/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 2/22/94.

**   RETURNS INCLUDE SALES CHARGES.

*** THE RUSSELL 1000 INDEX MEASURES THE PERFORMANCE OF THE 1,000 LARGEST COMPANIES IN THE RUSSELL 3000 INDEX, AND REPRESENTS APPROXIMATELY 92% OF THE TOTAL MARKET CAPITALIZATION OF THE RUSSELL 3000 INDEX.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEE AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                            BEGINNING          ENDING         EXPENSES PAID
                                          ACCOUNT VALUE    ACCOUNT VALUE      DURING PERIOD*
                                           JULY 1, 2004  DECEMBER 31, 2004  7/1/04 - 12/31/04
---------------------------------------------------------------------------------------------
CLASS A  ACTUAL                           $    1,000.00  $        1,096.20  $            6.31
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)           1,000.00           1,019.18               6.08

CLASS B  ACTUAL                                1,000.00           1,092.20              10.77
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)           1,000.00           1,014.91              10.38

CLASS C  ACTUAL                                1,000.00           1,092.20              10.50
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)           1,000.00           1,015.17              10.12

CLASS Y  ACTUAL                                1,000.00           1,097.70               5.02
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)           1,000.00           1,020.42               4.83

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO: CLASS A: 1.19%, CLASS B: 2.04%, CLASS C: 1.99%, CLASS Y: 0.95%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2004 (UNAUDITED)

                                          PERCENTAGE OF
                                            NET ASSETS
-------------------------------------------------------
Citigroup, Inc.                                4.2%
Johnson & Johnson                              3.8
Nextel Communications, Inc., Class A           3.3
Wells Fargo & Co.                              3.3
Burlington Northern Santa Fe Corp.             3.3
Morgan Stanley                                 3.0
Allergan, Inc.                                 2.7
ExxonMobil Corp.                               2.7
Microsoft Corp.                                2.7
Freddie Mac                                    2.7
-------------------------------------------------------
Total                                         31.7%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2004 (UNAUDITED)

U.S. EQUITIES
   Aerospace & Defense                         2.10%
   Auto Components                             1.30
   Biotechnology                               2.50
   Building Products                           2.62
   Capital Markets                             5.09
   Commercial Banks                            4.41
   Commercial Services & Supplies              0.52
   Computers & Peripherals                     0.58
   Construction Materials                      1.46
   Diversified Financial Services              6.42
   Diversified Telecommunication Services      0.81
   Electric Utilities                          5.05
   Electronic Equipment & Instruments          1.15
   Food & Staples Retailing                    4.90
   Health Care Equipment & Supplies            0.68
   Health Care Providers & Services            4.70
   Household Products                          1.38
   Insurance                                   4.15
   Internet & Catalog Retail                   0.91%
   Machinery                                   2.32
   Media                                       8.81
   Multi-Utilities & Unregulated Power         1.29
   Multiline Retail                            0.92
   Oil & Gas                                   4.15
   Pharmaceuticals                            12.28
   Road & Rail                                 3.26
   Software                                    4.33
   Specialty Retail                            1.17
   Thrifts & Mortgage Finance                  2.65
   Wireless Telecommunication Services         3.31
                                          ---------
         Total U.S. Equities                  95.22
SHORT-TERM INVESTMENTS                         6.77
                                          ---------
   TOTAL INVESTMENTS                         101.99
LIABILITIES, IN EXCESS OF CASH AND
   OTHER ASSETS                               (1.99)
                                          ---------
NET ASSETS                                   100.00%
                                          =========

                       UBS U.S. LARGE CAP EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004 (UNAUDITED)

                                                          SHARES             VALUE
                                                     ---------------    ---------------
U.S. EQUITIES -- 95.22%
AEROSPACE & DEFENSE -- 2.10%
Lockheed Martin Corp.                                         37,400    $     2,077,570
Northrop Grumman Corp.                                        41,900          2,277,684
                                                                        ---------------
                                                                              4,355,254
                                                                        ---------------
AUTO COMPONENTS -- 1.30%
Johnson Controls, Inc.                                        42,500          2,696,200
                                                                        ---------------
BIOTECHNOLOGY -- 2.50%
Cephalon, Inc. (a)                                            34,800          1,770,624
Genzyme Corp. (a)                                             59,000          3,426,130
                                                                        ---------------
                                                                              5,196,754
                                                                        ---------------
BUILDING PRODUCTS -- 2.62%
Masco Corp.                                                  148,700          5,432,011
                                                                        ---------------
CAPITAL MARKETS -- 5.09%
Mellon Financial Corp.                                       138,800          4,318,068
Morgan Stanley                                               112,500          6,246,000
                                                                        ---------------
                                                                             10,564,068
                                                                        ---------------
COMMERCIAL BANKS -- 4.41%
PNC Financial Services Group, Inc.                            41,100          2,360,784
Wells Fargo & Co.                                            109,200          6,786,780
                                                                        ---------------
                                                                              9,147,564
                                                                        ---------------
COMMERCIAL SERVICES & SUPPLIES -- 0.52%
Equifax, Inc.                                                 38,300          1,076,230
                                                                        ---------------
COMPUTERS & PERIPHERALS -- 0.58%
Hewlett-Packard Co.                                           57,600          1,207,872
                                                                        ---------------
CONSTRUCTION MATERIALS -- 1.46%
Martin Marietta Materials, Inc.                               56,407          3,026,800
                                                                        ---------------
DIVERSIFIED FINANCIAL SERVICES -- 6.42%
Citigroup, Inc.                                              180,461          8,694,611
JPMorgan Chase & Co.                                         118,500          4,622,685
                                                                        ---------------
                                                                             13,317,296
                                                                        ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.81%
SBC Communications, Inc.                                      65,300          1,682,781
                                                                        ---------------
ELECTRIC UTILITIES -- 5.05%
American Electric Power Co., Inc.                             55,400          1,902,436
Exelon Corp.                                                 106,900          4,711,083
FirstEnergy Corp.                                             74,545          2,945,273
Pepco Holdings, Inc.                                          43,300            923,156
                                                                        ---------------
                                                                             10,481,948
                                                                        ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.15%
Mettler Toledo International, Inc. (a)                        46,600          2,391,046
                                                                        ---------------
FOOD & STAPLES RETAILING -- 4.90%
Albertson's, Inc.                                            113,700          2,715,156
Costco Wholesale Corp.                                        96,800          4,686,088
Kroger Co. (a)                                               157,200          2,757,288
                                                                        ---------------
                                                                             10,158,532
                                                                        ---------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.68%
Medtronic, Inc.                                               28,400          1,410,628
                                                                        ---------------
HEALTH CARE PROVIDERS & SERVICES -- 4.70%
Medco Health Solutions, Inc. (a)                               9,800    $       407,680
Quest Diagnostics, Inc.                                       13,500          1,289,925
UnitedHealth Group, Inc.                                      62,500          5,501,875
WellPoint, Inc. (a)                                           22,200          2,553,000
                                                                        ---------------
                                                                              9,752,480
                                                                        ---------------
HOUSEHOLD PRODUCTS -- 1.38%
Kimberly-Clark Corp.                                          43,650          2,872,606
                                                                        ---------------
INSURANCE -- 4.15%
Aflac, Inc.                                                   41,800          1,665,312
Allstate Corp.                                                42,500          2,198,100
Hartford Financial Services Group, Inc.                       29,900          2,072,369
Willis Group Holdings Ltd.                                    65,000          2,676,050
                                                                        ---------------
                                                                              8,611,831
                                                                        ---------------
INTERNET & CATALOG RETAIL -- 0.91%
IAC/InterActiveCorp. (a)                                      68,100          1,880,922
                                                                        ---------------
MACHINERY -- 2.32%
Illinois Tool Works, Inc.                                     51,900          4,810,092
                                                                        ---------------
MEDIA -- 8.81%
Dex Media, Inc.                                               43,400          1,083,264
Omnicom Group, Inc.                                           50,900          4,291,888
Time Warner, Inc. (a)                                        203,700          3,959,928
Tribune Co.                                                   48,900          2,060,646
Univision Communications, Inc. (a)                            56,300          1,647,901
Viacom, Inc., Class B                                        144,200          5,247,438
                                                                        ---------------
                                                                             18,291,065
                                                                        ---------------
MULTI-UTILITIES & UNREGULATED POWER -- 1.29%
CMS Energy Corp. (a)                                          70,950            741,428
Sempra Energy                                                 52,500          1,925,700
                                                                        ---------------
                                                                              2,667,128
                                                                        ---------------
MULTILINE RETAIL -- 0.92%
Kohl's Corp. (a)                                              39,000          1,917,630
                                                                        ---------------
OIL & GAS -- 4.15%
ExxonMobil Corp.                                             109,600          5,618,096
Kerr-McGee Corp.                                              14,700            849,513
Marathon Oil Corp.                                            57,000          2,143,770
                                                                        ---------------
                                                                              8,611,379
                                                                        ---------------
PHARMACEUTICALS -- 12.28%
Allergan, Inc.                                                70,100          5,683,007
Bristol-Myers Squibb Co.                                      69,600          1,783,152
Johnson & Johnson                                            123,044          7,803,450
Mylan Laboratories, Inc.                                     148,350          2,622,828
Pfizer, Inc.                                                  89,700          2,412,033
Wyeth                                                        121,600          5,178,944
                                                                        ---------------
                                                                             25,483,414
                                                                        ---------------
ROAD & RAIL -- 3.26%
Burlington Northern Santa Fe Corp.                           142,800          6,755,868
                                                                        ---------------
SOFTWARE -- 4.33%
BEA Systems, Inc. (a)                                         25,800            228,588
Microsoft Corp.                                              209,000          5,582,390
Oracle Corp. (a)                                             230,800          3,166,576
                                                                        ---------------
                                                                              8,977,554
                                                                        ---------------

                                                          SHARES             VALUE
                                                     ---------------    ---------------
SPECIALTY RETAIL -- 1.17%
Advance Auto Parts, Inc. (a)                                  21,900    $       956,592
TJX Cos., Inc.                                                58,200          1,462,566
                                                                        ---------------
                                                                              2,419,158
                                                                        ---------------
THRIFTS & MORTGAGE FINANCE -- 2.65%
Freddie Mac                                                   74,700          5,505,390
                                                                        ---------------
WIRELESS TELECOMMUNICATION SERVICES -- 3.31%
Nextel Communications, Inc., Class A (a)                     228,800          6,864,000
                                                                        ---------------
Total U.S. Equities (Cost $157,667,985)                                     197,565,501
                                                                        ---------------
SHORT-TERM INVESTMENTS -- 6.77%
OTHER -- 6.43%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 2.28%                                          13,353,349         13,353,349
                                                                        ---------------

                                                          FACE
                                                         AMOUNT              VALUE
                                                     ---------------    ---------------
U.S. GOVERNMENT OBLIGATIONS -- 0.34%
U.S. Treasury Bills, yield of 1.70%
  due 02/03/05 (b)                                   $       700,000    $       698,681
                                                                        ---------------
Total Short-Term Investments
  (Cost $14,052,259)                                                         14,052,030
                                                                        ---------------
Total Investments
  (Cost $171,720,244) -- 101.99%                                            211,617,531

Liabilities, in excess of cash and
  other assets -- (1.99%)                                                    (4,128,814)
                                                                        ---------------
Net Assets -- 100%                                                      $   207,488,717
                                                                        ===============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $171,720,244; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                               $    42,361,112
            Gross unrealized depreciation                                    (2,463,825)
                                                                        ---------------
                     Net unrealized appreciation                        $    39,897,287
                                                                        ===============

(a)  Non-income producing security.
(b) These securities were pledged to cover margin requirements for futures contracts.

%    Represents a percentage of net assets.

FUTURES CONTRACTS

UBS U.S. Large Cap Equity Fund had the following open futures contracts as of December 31, 2004:

                                                  EXPIRATION                     CURRENT     UNREALIZED
                                                     DATE          COST           VALUE     APPRECIATION
                                                  ----------   ------------   ------------  -------------
INDEX FUTURES BUY CONTRACTS:
S&P 500 Index, 23 contracts                       March 2005   $  6,919,736   $  6,978,775  $      59,039
                                                                                            =============

The aggregate market value of investments pledged to cover margin requirements for the open futures position at December 31, 2004 was $698,681.

                 See accompanying notes to financial statements

UBS U.S. LARGE CAP GROWTH FUND

For the six months ended December 31, 2004, Class Y shares of UBS U.S. Large Cap Growth Fund (the "Fund") returned 7.13%, outperforming the 3.47% return of the Fund's benchmark, the Russell 1000 Growth Index (the "Index"). Since performance inception on October 14, 1997 through period end, the Fund returned 1.43% on an annualized basis, versus the 1.61% annualized return of the Index. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 48; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares).

The Fund delivered strong absolute and relative performance over the reporting period. However, it was generally considered a difficult year for growth investors. Rising interest rates, the continuing war on terrorism and the presidential election left uncertain investors favoring large-cap value stocks over their large-cap growth counterparts for much of the reporting period. Against this backdrop, stock selection, industry selection and risk factors all contributed to the Fund's relative outperformance.

GROWTH INVESTMENT PHILOSOPHY AND PERFORMANCE SUMMARY

Our long-standing investment process calls for us to identify large-cap companies that we believe will grow faster, more profitably and for a longer period of time than the market is discounting at the time of our purchase. We believe that as our thesis comes to fruition, our equity holdings in these companies will outperform the broader market. In the reporting period, we favored energy, financial services and telecommunications sectors but focused the majority of our attention on finding individual companies that offered the greatest potential outperformance.

Relative performance was helped by our overweight in energy, a sector supported by rising oil prices. We expect crude oil prices will stay above $40.00 longer than the consensus opinion, and we believe that the intrinsic value of the reserves is understated by current stock prices. We own independent energy companies that have significant undeveloped acreage and a record of drilling and extraction success to expand reserves organically. In the sector, our favorite companies remain XTO Energy Inc. and EOG Resources Inc.

Our underweight in pharmaceuticals was another position that helped the Fund's relative performance, as these stocks were dragged down by investors' concerns over proposed healthcare reform programs. We did, however, have several holdings in the healthcare sector that did very well. For example, Guidant Corp., a medical products company, and UnitedHealth Group Inc., a medical services company, were both among the Fund's top performing stocks for the reporting period.

Underweight positions in the leisure industry hindered performance, including our lack of exposure in restaurants and hotels. We were also hurt by underweights in department stores and the freight industry.

LOOKING AHEAD

In an economic environment where the corporate earnings growth rate declines, the market tends to place a premium on the sustainability of earnings and the quality of a business model. In 2005, we do expect corporate earnings to slow from the torrid pace of the past two years. Thus, we expect the faster growing companies that possess decent earnings visibility to outperform the market. To that extent, we will continue to focus our research efforts on identifying companies that can grow revenues due to significant secular demand, have some pricing power, and have high returns on incremental capital deployed. With the valuation gap between growth and the value, near the low end of its range, we expect many of our companies to outperform when the valuation premium rises back to average levels. We remain optimistic that the business models that we own will continue to perform well in a slowing environment.

TOTAL RETURN (UNAUDITED)

                                             6 MONTHS      1 YEAR      3 YEARS     5 YEARS  INCEPTION*
                                               ENDED        ENDED       ENDED       ENDED       TO
                                             12/31/04     12/31/04    12/31/04    12/31/04   12/31/04
------------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP GROWTH FUND CLASS A         6.87%       11.65%       0.95%      -7.92%     -2.20%
UBS U.S. LARGE CAP GROWTH FUND CLASS B         6.47        10.71        0.21         N/A       0.99
UBS U.S. LARGE CAP GROWTH FUND CLASS C         6.48        10.73        0.17         N/A      -0.32
UBS U.S. LARGE CAP GROWTH FUND CLASS Y         7.13        11.98        1.22       -7.64       1.43
UBS U.S. LARGE CAP GROWTH FUND CLASS A**       0.98         5.51       -0.95       -8.95      -3.12
UBS U.S. LARGE CAP GROWTH FUND CLASS B**       1.47         5.71       -0.80         N/A       0.36
UBS U.S. LARGE CAP GROWTH FUND CLASS C**       5.48         9.73        0.17         N/A      -0.32
RUSSELL 1000 GROWTH INDEX                      3.47         6.30       -0.18       -9.29       1.61

* INCEPTION DATE OF UBS U.S. LARGE CAP GROWTH FUND CLASS A SHARES IS 12/31/98. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/07/01 AND 11/19/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 10/14/97.

**   RETURNS INCLUDE SALES CHARGES.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEE AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                             BEGINNING          ENDING            EXPENSES PAID
                                           ACCOUNT VALUE     ACCOUNT VALUE       DURING PERIOD*
                                            JULY 1, 2004   DECEMBER 31, 2004   7/1/04 - 12/31/04
------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                            $    1,000.00   $        1,068.70   $            5.47
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)            1,000.00            1,019.91                5.35

CLASS B  ACTUAL                                 1,000.00            1,064.70                9.37
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)            1,000.00            1,016.13                9.15

CLASS C  ACTUAL                                 1,000.00            1,064.80                9.37
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)            1,000.00            1,016.13                9.15

CLASS Y  ACTUAL                                 1,000.00            1,071.30                4.18
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)            1,000.00            1,021.17                4.08

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO: CLASS A: 1.05%, CLASS B: 1.80%, CLASS C: 1.80%, CLASS Y: 0.80%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2004 (UNAUDITED)

                                           PERCENTAGE OF
                                            NET ASSETS
--------------------------------------------------------
eBay, Inc.                                      3.5%
Wal-Mart Stores, Inc.                           2.8
XTO Energy, Inc.                                2.5
Dell, Inc.                                      2.4
Microsoft Corp.                                 2.4
Citigroup, Inc.                                 2.3
Forest Laboratories, Inc.                       2.3
Guidant Corp.                                   2.3
Nextel Communications, Inc., Class A            2.1
Varian Medical Systems, Inc.                    2.1
--------------------------------------------------------
Total                                          24.7%

INDUSTRY DIVERSIFICATION

AS A PERCENTAGE OF NET ASSETS
AS OF DECEMBER 31, 2004 (UNAUDITED)

EQUITIES
U.S. EQUITIES
   Aerospace & Defense                             2.01%
   Auto Components                                 0.85
   Biotechnology                                   4.56
   Capital Markets                                 3.39
   Communications Equipment                        3.94
   Computers & Peripherals                         3.87
   Diversified Financial Services                  4.49
   Energy Equipment & Services                     3.05
   Food & Staples Retailing                        2.84
   Health Care Equipment & Supplies                6.55
   Health Care Providers & Services                4.51
   Hotels, Restaurants & Leisure                   1.18
   Household Durables                              1.52
   Household Products                              1.65
   Industrial Conglomerates                        0.65
   Insurance                                       1.67
   Internet & Catalog Retail                       3.48
   Internet Software & Services                    3.77
   IT Services                                     1.49
   Machinery                                       3.03%
   Media                                           2.18
   Oil & Gas                                       4.51
   Personal Products                               1.04
   Pharmaceuticals                                 4.95
   Semiconductors & Semiconductor Equipment        4.15
   Software                                        7.42
   Specialty Retail                                5.95
   Textiles, Apparel & Luxury Goods                1.49
   Wireless Telecommunication Services             2.11
                                                 ------
         Total U.S. Equities                      92.30

INTERNATIONAL EQUITIES
   Industrial Conglomerates                        1.33
                                                 ------
TOTAL EQUITIES                                    93.63

INVESTMENT COMPANY                                 4.04
SHORT-TERM INVESTMENT                              2.62
                                                 ------
   TOTAL INVESTMENTS                             100.29
LIABILITIES, IN EXCESS OF CASH AND
   OTHER ASSETS                                   (0.29)
                                                 ------
NET ASSETS                                       100.00%
                                                 ======

                       UBS U.S. LARGE CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004 (UNAUDITED)

                                                          SHARES             VALUE
                                                     ---------------    ---------------
EQUITIES -- 93.63%
U.S. EQUITIES -- 92.30%
AEROSPACE & DEFENSE -- 2.01%
United Technologies Corp.                                      1,300    $       134,355
                                                                        ---------------
AUTO COMPONENTS -- 0.85%
Johnson Controls, Inc.                                           900             57,096
                                                                        ---------------
BIOTECHNOLOGY -- 4.56%
Genentech, Inc. (a)                                              800             43,552
Gilead Sciences, Inc. (a)                                      3,600            125,964
Medimmune, Inc. (a)                                            5,000            135,550
                                                                        ---------------
                                                                                305,066
                                                                        ---------------
CAPITAL MARKETS -- 3.39%
Goldman Sachs Group, Inc.                                      1,300            135,252
Morgan Stanley                                                 1,650             91,608
                                                                        ---------------
                                                                                226,860
                                                                        ---------------
COMMUNICATIONS EQUIPMENT -- 3.94%
Avaya, Inc. (a)                                                4,100             70,520
Cisco Systems, Inc. (a)                                        6,400            123,520
Lucent Technologies, Inc. (a)                                  1,031              1,629
QUALCOMM, Inc.                                                 1,600             67,840
                                                                        ---------------
                                                                                263,509
                                                                        ---------------
COMPUTERS & PERIPHERALS -- 3.87%
Dell, Inc. (a)                                                 3,800            160,132
International Business Machines Corp.                          1,000             98,580
                                                                        ---------------
                                                                                258,712
                                                                        ---------------
DIVERSIFIED FINANCIAL SERVICES -- 4.49%
CIT Group, Inc.                                                1,500             68,730
Citigroup, Inc.                                                3,183            153,357
Moody's Corp.                                                    900             78,165
                                                                        ---------------
                                                                                300,252
                                                                        ---------------
ENERGY EQUIPMENT & SERVICES -- 3.05%
GlobalSantaFe Corp.                                            2,600             86,086
Noble Corp. (a)                                                1,300             64,662
Schlumberger Ltd.                                                800             53,560
                                                                        ---------------
                                                                                204,308
                                                                        ---------------
FOOD & STAPLES RETAILING -- 2.84%
Wal-Mart Stores, Inc.                                          3,600            190,152
                                                                        ---------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 6.55%
Guidant Corp.                                                  2,100            151,410
Medtronic, Inc.                                                  900             44,703
Varian Medical Systems, Inc. (a)                               3,200            138,368
Zimmer Holdings, Inc. (a)                                      1,300            104,156
                                                                        ---------------
                                                                                438,637
                                                                        ---------------
HEALTH CARE PROVIDERS & SERVICES -- 4.51%
Aetna, Inc.                                                      600             74,850
UnitedHealth Group, Inc.                                       1,400            123,242
WellPoint, Inc. (a)                                              900            103,500
                                                                        ---------------
                                                                                301,592
                                                                        ---------------
HOTELS, RESTAURANTS & LEISURE -- 1.18%
International Game Technology                                  2,300             79,074
                                                                        ---------------
HOUSEHOLD DURABLES -- 1.52%
Pulte Homes, Inc.                                              1,600    $       102,080
                                                                        ---------------
HOUSEHOLD PRODUCTS -- 1.65%
Proctor & Gamble Co.                                           2,000            110,160
                                                                        ---------------
INDUSTRIAL CONGLOMERATES -- 0.65%
General Electric Co.                                           1,200             43,800
                                                                        ---------------
INSURANCE -- 1.67%
American International Group, Inc.                             1,700            111,639
                                                                        ---------------
INTERNET & CATALOG RETAIL -- 3.48%
eBay, Inc. (a)                                                 2,000            232,560
                                                                        ---------------
INTERNET SOFTWARE & SERVICES -- 3.77%
Google, Inc. (a)                                                 700            135,170
Yahoo!, Inc. (a)                                               3,100            116,808
                                                                        ---------------
                                                                                251,978
                                                                        ---------------
IT SERVICES -- 1.49%
Accenture Ltd., Class A (a)                                    3,700             99,900
                                                                        ---------------
MACHINERY -- 3.03%
Illinois Tool Works, Inc.                                        800             74,144
Ingersoll-Rand Co., Class A                                    1,600            128,480
                                                                        ---------------
                                                                                202,624
                                                                        ---------------
MEDIA -- 2.18%
EchoStar Communications Corp., Class A                         1,750             58,170
Fox Entertainment Group, Inc., Class A (a)                     2,800             87,528
                                                                        ---------------
                                                                                145,698
                                                                        ---------------
OIL & GAS -- 4.51%
Devon Energy Corp.                                             1,400             54,488
EOG Resources, Inc.                                            1,100             78,496
XTO Energy, Inc.                                               4,775            168,939
                                                                        ---------------
                                                                                301,923
                                                                        ---------------
PERSONAL PRODUCTS -- 1.04%
Avon Products, Inc.                                            1,800             69,660
                                                                        ---------------
PHARMACEUTICALS -- 4.95%
Forest Laboratories, Inc. (a)                                  3,400            152,524
Johnson & Johnson                                              1,500             95,130
Schering-Plough Corp.                                          4,000             83,520
                                                                        ---------------
                                                                                331,174
                                                                        ---------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 4.15%
Analog Devices, Inc.                                           1,500             55,380
Broadcom Corp. (a)                                             2,000             64,560
Intel Corp.                                                    4,750            111,103
Linear Technology Corp.                                        1,200             46,512
                                                                        ---------------
                                                                                277,555
                                                                        ---------------
SOFTWARE -- 7.42%
Adobe Systems, Inc.                                            1,700            106,658
Electronic Arts, Inc. (a)                                      1,800            111,024
Microsoft Corp.                                                5,900            157,589
Symantec Corp. (a)                                             4,700            121,072
                                                                        ---------------
                                                                                496,343
                                                                        ---------------

                                                          SHARES             VALUE
                                                     ---------------    ---------------
SPECIALTY RETAIL -- 5.95%
Abercrombie & Fitch Co.                                        2,000    $        93,900
Best Buy Co., Inc.                                             1,400             83,188
Circuit City Stores, Inc.                                      3,500             54,740
Lowe's Cos., Inc.                                              1,800            103,662
Sherwin-Williams Co.                                           1,400             62,482
                                                                        ---------------
                                                                                397,972
                                                                        ---------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.49%
Nike, Inc.                                                     1,100             99,759
                                                                        ---------------
WIRELESS TELECOMMUNICATION SERVICES -- 2.11%
Nextel Communications, Inc., Class A (a)                       4,700            141,000
                                                                        ---------------
Total U.S. Equities                                                           6,175,438
                                                                        ---------------
INTERNATIONAL EQUITIES -- 1.33%
INDUSTRIAL CONGLOMERATES -- 1.33%
Tyco International Ltd.                                        2,500             89,350
                                                                        ---------------
Total Equities (Cost $5,243,387)                                              6,264,788
                                                                        ---------------
INVESTMENT COMPANY -- 4.04%
iShares Russell 1000 Growth Index Fund
  (Cost $264,783)                                              5,500            270,325
                                                                        ---------------
SHORT-TERM INVESTMENT -- 2.62%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 2.28%
  (Cost $175,146)                                            175,146            175,146
                                                                        ---------------
Total Investments
  (Cost $5,683,316) -- 100.29%                                                6,710,259

Liabilities, in excess of cash and
  other assets -- (0.29%)                                                       (19,340)
                                                                        ---------------
Net Assets -- 100%                                                      $     6,690,919
                                                                        ===============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $5,683,316; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                               $     1,074,949
            Gross unrealized depreciation                                       (48,006)
                                                                        ---------------
                     Net unrealized appreciation                        $     1,026,943
                                                                        ===============

(a)  Non-income producing security.

%    Represents a percentage of net assets.

                 See accompanying notes to financial statements

UBS U.S. SMALL CAP GROWTH FUND

For the six months ended December 31, 2004, Class Y shares of UBS U.S. Small Cap Growth Fund (the "Fund") returned 11.18%, outperforming the 8.16% return of the Fund's benchmark, the Russell 2000 Growth Index (the "Index"). Since inception on September 30, 1997 through period end, the Fund returned 8.41% compared to an annualized return of 1.43% for the Index. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 54; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares).

Small-cap stocks generated modest gains throughout most of the reporting period, until a fourth quarter post-election rally drove the asset class as a whole to a solid return. During this period, the Fund strongly outperformed the benchmark Index, with both stock selection and sector allocation enhancing results.

SECTOR DIVERSIFICATION AND STRONG STOCK SELECTION WERE KEY TO ADDING VALUE

Regardless of transitory market conditions, we adhered to our disciplined investment process throughout the period. In particular, we focused on companies that we believed had strong competitive positions and demonstrated the ability to generate above-average sales and earnings growth over time. As always, we maintained a well-diversified portfolio during the period, relying on stock selection to add value.

The Fund saw strong contributions from its overweight positions in materials and health care, and its underweight in information technology. In the materials sector, the Fund was overweight in construction, with our investment in NVR, Inc. serving as an example of a stock that performed well. NVR, Inc. builds and sells single-family detached homes, townhouses and condominium buildings. Over the reporting period, NVR, Inc. saw revenues climb as a result of increased prices and new unit sales growth.

The Fund's positioning in healthcare also benefited performance, particularly our overweight in medical services stocks. We also saw strong contributions from our holdings in information services, a subsector of the software industry. Several of the Fund's best performing stocks were in this area, including Cognizant Technology Solutions Corp., and CACI International Inc., both of which returned more than 55% over the reporting period.

Conversely, relative performance was hindered by our underweight exposure to chemicals, heavy machinery and hotels. Our overweight in the hardware industry also hurt performance, particularly our exposure in semiconductors. While this area did not do well overall, we did see some strong results from select holdings. For example, semiconductor companies Cree, Inc. and Micosemi Corp. were two of the Fund's better performing stocks over the period.

LOOKING AHEAD

Small-cap stock valuations, although slightly above their longer-term historical average, appear reasonable to us given anticipated solid earnings growth. This combination of reasonable relative valuations and strong fundamentals bolsters our confidence in the long-term prospects for small-cap stocks. Of course, an unexpected downturn in the economy or a major increase in geopolitical tensions would likely be detrimental to the overall equity market.

Going forward, we will continue to favor companies with above average sales and earnings growth, strong competitive positions, excellent management teams and solid balance sheets. We believe these characteristics can lead to solid risk-adjusted performance in a variety of market conditions.

TOTAL RETURN (UNAUDITED)

                                                  6 MONTHS        1 YEAR        3 YEARS        5 YEARS      INCEPTION*
                                                    ENDED          ENDED         ENDED           ENDED          TO
                                                  12/31/04       12/31/04       12/31/04       12/31/04      12/31/04
----------------------------------------------------------------------------------------------------------------------
UBS U.S. SMALL CAP GROWTH FUND CLASS A              11.05%         10.70%          9.18%          7.29%        12.30%
UBS U.S. SMALL CAP GROWTH FUND CLASS B              10.70           9.88           8.35            N/A         10.84
UBS U.S. SMALL CAP GROWTH FUND CLASS C              10.62           9.81           8.33            N/A         10.25
UBS U.S. SMALL CAP GROWTH FUND CLASS Y              11.18          10.92           9.41           7.56          8.41
UBS U.S. SMALL CAP GROWTH FUND CLASS A**             4.96           4.65           7.13           6.08         11.25
UBS U.S. SMALL CAP GROWTH FUND CLASS B**             5.70           4.88           7.50            N/A         10.33
UBS U.S. SMALL CAP GROWTH FUND CLASS C**             9.62           8.81           8.33            N/A         10.25
RUSSELL 2000 GROWTH INDEX                            8.16          14.31           5.79          -3.57          1.43

* INCEPTION DATE OF UBS U.S. SMALL CAP GROWTH FUND CLASS A SHARES IS 12/31/98. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/07/01 AND 11/19/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 9/30/97.

**   RETURNS INCLUDE SALES CHARGES.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEE AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

THE FUND INVESTS IN IPOS WHICH MAY HAVE A MAGNIFIED IMPACT ON PERFORMANCE.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                              BEGINNING         ENDING           EXPENSES PAID
                                            ACCOUNT VALUE    ACCOUNT VALUE       DURING PERIOD*
                                            JULY 1, 2004   DECEMBER 31, 2004   7/1/04 - 12/31/04
------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                            $    1,000.00   $        1,110.50   $            6.81
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)            1,000.00            1,018.75                6.51

CLASS B  ACTUAL                                 1,000.00            1,107.00               10.78
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)            1,000.00            1,014.97               10.31

CLASS C  ACTUAL                                 1,000.00            1,106.20               10.78
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)            1,000.00            1,014.97               10.31

CLASS Y  ACTUAL                                 1,000.00            1,111.80                5.48
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)            1,000.00            1,020.01                5.24

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO: CLASS A: 1.28%, CLASS B: 2.03%, CLASS C: 2.03%, CLASS Y: 1.03%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2004 (UNAUDITED)

                                                             PERCENTAGE OF
                                                               NET ASSETS
----------------------------------------------------------------------------
Cognizant Technology Solutions Corp., Class A                      3.0%
UCBH Holdings, Inc.                                                2.4
CACI International, Inc., Class A                                  2.3
Quicksilver Resources, Inc.                                        2.3
Pediatrix Medical Group, Inc.                                      2.2
Investors Financial Services Corp.                                 2.1
Patina Oil & Gas Corp.                                             2.1
Digital River, Inc.                                                1.9
VCA Antech, Inc.                                                   1.9
Inamed Corp.                                                       1.9
----------------------------------------------------------------------------
Total                                                             22.1%

INDUSTRY DIVERSIFICATION
AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2004 (UNAUDITED)

U.S. EQUITIES
   Aerospace & Defense                         1.56%
   Air Freight & Logistics                     2.25
   Airlines                                    0.46
   Auto Components                             1.00
   Beverages                                   2.23
   Biotechnology                               4.24
   Capital Markets                             2.10
   Commercial Banks                            2.36
   Commercial Services & Supplies              1.36
   Communications Equipment                    1.52
   Computers & Peripherals                     0.36
   Construction & Engineering                  1.98
   Distributors                                0.35
   Diversified Financial Services              0.12
   Diversified Telecommunication Services      0.05
   Electrical Equipment                        0.87
   Electronic Equipment & Instruments          4.51
   Energy Equipment & Services                 2.29
   Food & Staples Retailing                    0.43
   Health Care Equipment & Supplies            6.52
   Health Care Providers & Services            5.72
   Hotels, Restaurants & Leisure               3.37
   Household Durables                          2.38
   Internet Software & Services                1.98%
   IT Services                                 5.39
   Machinery                                   2.04
   Media                                       1.12
   Metals & Mining                             1.00
   Oil & Gas                                   4.43
   Pharmaceuticals                             2.96
   Real Estate                                 3.96
   Road & Rail                                 1.72
   Semiconductors & Semiconductor
   Equipment                                   6.27
   Software                                    6.42
   Specialty Retail                            7.66
   Textiles, Apparel & Luxury Goods            0.49
   Thrifts & Mortgage Finance                  1.27
                                             ------
         Total U.S. Equities                  94.74

INVESTMENT COMPANY                             1.61
SHORT-TERM INVESTMENT                          2.58
                                             ------
   TOTAL INVESTMENTS                          98.93
CASH AND OTHER ASSETS, LESS LIABILITIES        1.07
                                             ------
NET ASSETS                                   100.00%
                                             ======

                       UBS U.S. SMALL CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004 (UNAUDITED)

                                                          SHARES             VALUE
                                                     ---------------    ---------------
U.S. EQUITIES -- 94.74%
AEROSPACE & DEFENSE -- 1.56%
Engineered Support Systems, Inc.                              57,575    $     3,409,592
                                                                        ---------------
AIR FREIGHT & LOGISTICS -- 2.25%
EGL, Inc. (a)                                                 96,700          2,890,363
UTI Worldwide, Inc.                                           30,000          2,040,600
                                                                        ---------------
                                                                              4,930,963
                                                                        ---------------
AIRLINES -- 0.46%
Pinnacle Airlines Corp. (a)                                   72,700          1,013,438
                                                                        ---------------
AUTO COMPONENTS -- 1.00%
American Axle & Manufacturing Holdings, Inc.                  71,100          2,179,926
                                                                        ---------------
BEVERAGES -- 2.23%
Constellation Brands, Inc., Class A (a)                       60,900          2,832,459
Cott Corp. (a)                                                82,600          2,042,698
                                                                        ---------------
                                                                              4,875,157
                                                                        ---------------
BIOTECHNOLOGY -- 4.24%
Affymetrix, Inc. (a)                                          29,200          1,067,260
Amylin Pharmaceuticals, Inc. (a)                              39,000            911,040
Charles River Laboratories
  International, Inc. (a)                                     24,480          1,126,325
Corgentech, Inc. (a)                                          46,200            382,536
Incyte Corp. (a)                                             134,600          1,344,654
Isis Pharmaceuticals, Inc. (a)                               107,900            636,610
Neurocrine Biosciences, Inc. (a)                              31,800          1,567,740
NPS Pharmaceuticals, Inc. (a)                                 53,000            968,840
Telik, Inc. (a)                                               65,800          1,259,412
                                                                        ---------------
                                                                              9,264,417
                                                                        ---------------
CAPITAL MARKETS -- 2.10%
Investors Financial Services Corp.                            91,700          4,583,166
                                                                        ---------------
COMMERCIAL BANKS -- 2.36%
UCBH Holdings, Inc.                                          112,600          5,159,332
                                                                        ---------------
COMMERCIAL SERVICES & SUPPLIES -- 1.36%
Charles River Associates, Inc. (a)                            17,100            799,767
Korn/Ferry International Corp. (a)                            52,000          1,079,000
Labor Ready, Inc. (a)                                         64,700          1,094,724
                                                                        ---------------
                                                                              2,973,491
                                                                        ---------------
COMMUNICATIONS EQUIPMENT -- 1.52%
Avocent Corp. (a)                                             30,600          1,239,912
C-COR, Inc. (a)                                               67,100            624,030
Foundry Networks, Inc. (a)                                   111,700          1,469,972
                                                                        ---------------
                                                                              3,333,914
                                                                        ---------------
COMPUTERS & PERIPHERALS -- 0.36%
Dot Hill Systems Corp. (a)                                   100,600            788,704
                                                                        ---------------
CONSTRUCTION & ENGINEERING -- 1.98%
Dycom Industries, Inc. (a)                                   107,300          3,274,796
EMCOR Group, Inc. (a)                                         23,300          1,052,694
                                                                        ---------------
                                                                              4,327,490
                                                                        ---------------
DISTRIBUTORS -- 0.35%
Beacon Roofing Supply, Inc. (a)                               38,900            772,554
                                                                        ---------------
DIVERSIFIED FINANCIAL SERVICES -- 0.12%
China Finance Online Co. Ltd. (a)                             24,200            266,684
                                                                        ---------------
DIVERSIFIED TELECOMMUNICATION
SERVICES -- 0.05%
The9 Ltd. (a)                                                  4,800    $       113,376
                                                                        ---------------
ELECTRICAL EQUIPMENT -- 0.87%
Genlyte Group, Inc. (a)                                       22,200          1,902,096
                                                                        ---------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.51%
Benchmark Electronics, Inc. (a)                              110,600          3,771,460
Cognex Corp.                                                  95,000          2,650,500
Radisys Corp. (a)                                             82,200          1,607,010
TTM Technologies, Inc. (a)                                   155,900          1,839,620
                                                                        ---------------
                                                                              9,868,590
                                                                        ---------------
ENERGY EQUIPMENT & SERVICES -- 2.29%
Patterson-UTI Energy, Inc.                                    99,200          1,929,440
Tetra Technologies, Inc. (a)                                 108,550          3,071,965
                                                                        ---------------
                                                                              5,001,405
                                                                        ---------------
FOOD & STAPLES RETAILING -- 0.43%
Performance Food Group Co. (a)                                35,000            941,850
                                                                        ---------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 6.52%
Advanced Neuromodulation Systems, Inc. (a)                    53,100          2,095,326
Arthrocare Corp. (a)                                         111,800          3,584,308
Inamed Corp. (a)                                              65,000          4,111,250
Patterson Cos., Inc. (a)                                      80,600          3,497,234
Resmed, Inc. (a)                                              18,800            960,680
                                                                        ---------------
                                                                             14,248,798
                                                                        ---------------
HEALTH CARE PROVIDERS & SERVICES -- 5.72%
Odyssey HealthCare, Inc. (a)                                  66,075            903,906
Pediatrix Medical Group, Inc. (a)                             74,400          4,765,320
United Surgical Partners International, Inc. (a)              63,500          2,647,950
VCA Antech, Inc. (a)                                         213,100          4,176,760
                                                                        ---------------
                                                                             12,493,936
                                                                        ---------------
HOTELS, RESTAURANTS & LEISURE -- 3.37%
CKE Restaurants, Inc. (a)                                    189,100          2,743,841
Panera Bread Co., Class A (a)                                 50,300          2,028,096
Ruby Tuesday, Inc.                                            99,300          2,589,744
                                                                        ---------------
                                                                              7,361,681
                                                                        ---------------
HOUSEHOLD DURABLES -- 2.38%
Hovnanian Enterprises, Inc. (a)                               50,500          2,500,760
NVR, Inc. (a)                                                  3,500          2,692,900
                                                                        ---------------
                                                                              5,193,660
                                                                        ---------------
INTERNET SOFTWARE & SERVICES -- 1.98%
Digital River, Inc. (a)                                      100,500          4,181,805
Housevalues, Inc. (a)                                          9,700            145,694
                                                                        ---------------
                                                                              4,327,499
                                                                        ---------------
IT SERVICES -- 5.39%
CACI International, Inc., Class A (a)                         75,200          5,123,376
Cognizant Technology Solutions Corp.,
  Class A (a)                                                157,200          6,654,276
                                                                        ---------------
                                                                             11,777,652
                                                                        ---------------
MACHINERY -- 2.04%
ESCO Technologies, Inc. (a)                                   38,700          2,966,355
Middleby Corp.                                                29,400          1,491,168
                                                                        ---------------
                                                                              4,457,523
                                                                        ---------------

                                                          SHARES              VALUE
                                                     ---------------    ---------------
MEDIA -- 1.12%
Cumulus Media, Inc., Class A (a)                             114,100    $     1,720,628
Salem Communications Corp., Class A (a)                       29,500            736,025
                                                                        ---------------
                                                                              2,456,653
                                                                        ---------------
METALS & MINING -- 1.00%
Steel Dynamics, Inc.                                          57,600          2,181,888
                                                                        ---------------
OIL & GAS -- 4.43%
Patina Oil & Gas Corp.                                       122,200          4,582,500
Quicksilver Resources, Inc. (a)                              138,600          5,097,708
                                                                        ---------------
                                                                              9,680,208
                                                                        ---------------
PHARMACEUTICALS -- 2.96%
First Horizon Pharmaceutical Corp. (a)                       120,400          2,755,956
Medicines Co. (a)                                             52,700          1,517,760
Penwest Pharmaceuticals Co. (a)                               73,600            880,256
Taro Pharmaceutical Industries (a)                            38,500          1,310,155
                                                                        ---------------
                                                                              6,464,127
                                                                        ---------------
REAL ESTATE -- 3.96%
American Financial Realty Trust REIT                          28,100            454,658
BioMed Realty Trust, Inc. REIT                                60,900          1,352,589
Government Properties Trust, Inc. REIT                        19,400            191,284
Highland Hospitality Corp. REIT                               36,900            414,756
Mills Corp. REIT                                              49,700          3,168,872
Ventas, Inc. REIT                                            112,300          3,078,143
                                                                        ---------------
                                                                              8,660,302
                                                                        ---------------
ROAD & RAIL -- 1.72%
Landstar System, Inc. (a)                                     51,100          3,763,004
                                                                        ---------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 6.27%
August Technology Corp. (a)                                   71,500            752,895
Cree, Inc. (a)                                                44,000          1,763,520
Exar Corp. (a)                                                96,600          1,370,754
Microsemi Corp. (a)                                          183,100          3,178,616
Portalplayer, Inc. (a)                                         8,700            214,716
Power Integrations, Inc. (a)                                  75,400          1,491,412
Rudolph Technologies, Inc. (a)                                52,500            901,425
Silicon Image, Inc. (a)                                      203,300          3,346,318
Standard Micosystems Corp. (a)                                39,100            697,153
                                                                        ---------------
                                                                             13,716,809
                                                                        ---------------
SOFTWARE -- 6.42%
Factset Research Systems, Inc.                                34,800          2,033,712
Fair Isaac Corp.                                              67,050          2,459,394
Magma Design Automation, Inc. (a)                             53,000            665,680
NAVTEQ Corp. (a)                                              41,800          1,937,848
RSA Security, Inc. (a)                                       114,400          2,294,864
Secure Computing Corp. (a)                                   112,100          1,118,758
THQ, Inc. (a)                                                 66,450          1,524,363
Verint Systems, Inc. (a)                                      42,200          1,533,126
Verisity Ltd. (a)                                             56,100            460,020
                                                                        ---------------
                                                                             14,027,765
                                                                        ---------------
SPECIALTY RETAIL -- 7.66%
Aeropostale, Inc. (a)                                        102,200    $     3,007,746
Build-A-Bear Workshop, Inc. (a)                               12,600            442,890
Chico's FAS, Inc. (a)                                         84,700          3,856,391
Electronics Boutique Holdings Corp. (a)                       66,100          2,838,334
Guitar Center, Inc. (a)                                       57,500          3,029,675
Petco Animal Supplies, Inc. (a)                               90,200          3,561,096
                                                                        ---------------
                                                                             16,736,132
                                                                        ---------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.49%
Phillips-Van Heusen Corp.                                     39,500          1,066,500
                                                                        ---------------
THRIFTS & MORTGAGE FINANCE -- 1.27%
BankUnited Financial Corp., Class A (a)                       56,000          1,789,200
Harbor Florida Bancshares, Inc.                               28,300            979,463
                                                                        ---------------
                                                                              2,768,663
                                                                        ---------------
Total U.S. Equities (Cost $170,586,805)                                     207,088,945
                                                                        ---------------
INVESTMENT COMPANY -- 1.61%
iShares Russell 2000 Index Fund
  (Cost $3,384,589)                                           27,100          3,509,450
                                                                        ---------------
SHORT-TERM INVESTMENT -- 2.58%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 2.28%
  (Cost $5,645,450)                                        5,645,450          5,645,450
                                                                        ---------------
Total Investments
  (Cost $179,616,844) -- 98.93%                                             216,243,845

Cash and other assets, less
  liabilities -- 1.07%                                                        2,337,117
                                                                        ---------------
Net Assets -- 100%                                                      $   218,580,962
                                                                        ===============

                       UBS U.S. SMALL CAP GROWTH FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004 (UNAUDITED)

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $179,616,844; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                        $    46,717,749
            Gross unrealized depreciation                            (10,090,748)
                                                                 ---------------
                     Net unrealized appreciation                 $    36,627,001
                                                                 ===============

(a)  Non-income producing security.

%     Represents a percentage of net assets.
REIT  Real Estate Investment Trust

                 See accompanying notes to financial statements

UBS U.S. BOND FUND

For the six months ended December 31, 2004, Class Y shares of UBS U.S. Bond Fund (the "Fund") returned 3.93%, closely tracking the 4.18% return of the Fund's benchmark, the Lehman Brothers U.S. Aggregate Bond Index (the "Index"). Since inception on August 31, 1995, through period end, the Fund returned 6.66% on an annualized basis, slightly underperforming the 6.93% annualized return for the Index. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 61; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares).

The Fund's performance relative to its benchmark was primarily a function of our duration/yield curve positioning and sector allocation.

CONSERVATIVE APPROACH TO NAVIGATE CHANGING MARKET CONDITIONS

The bond market continued to defy expectations over the reporting period. While many investors feared we would see a repeat of 1994, when rising interest rates led to negative returns, the market withstood several interest rate hikes and still produced positive results.

In our opinion, during the fiscal year, the US bond market was influenced more by external factors than economic and financial fundamentals. For example, yields were greatly influenced over the reporting period by Asian central banks and "carry trades." A carry trade is a strategy that investment managers, including hedge funds, employ, whereby managers lend out shorter-term maturities and buy longer-term maturities. Asian banks, such as the Bank of Japan, have attempted to support the US dollar and temper their currencies' appreciation by buying US bonds. This demand has artificially kept bond yields low. Faced with worse-than-anticipated October payroll data, these trades were generally reversed, driving yields up suddenly. Our approach in this environment was to complement our fundamental research with market behavior analysis, which is basically a study of the market environment to identify why prices are not reflecting intrinsic value. The result of our research led us to believe the US bond market was generally overvalued, and suggested we adopt a defensive posture that emphasized security selection to add incremental value.

Positive contributors to issue selection came primarily from the asset-backed securities (ABS) and the mortgage-backed securities (MBS) sectors. Within ABS, our issue selection within the manufactured housing sector was very strong, and within MBS, we owned adjustable-rate mortgages (ARMs), which performed well.

The Fund also benefited from its sector allocation strategy during the period. For example, the Fund was overweight asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) versus Treasuries. In our view, ABS and CMBS offered a more attractive risk-return profile and greater opportunities at the issue-specific level. Our strategy within MBS was to hold a shorter-than-benchmark duration, favoring positions in collateralized mortgage obligations and hybrid adjustable rate mortgages over fixed rate pass-throughs.

Overall, we felt the corporate bond sector offered few opportunities, as prices rose given strong investor demand. In our analysis, this was not a compelling risk/reward scenario, leading us to underweight corporate and high-quality noncorporate bonds relative to the Index. The only significant exception to this was the Fund's position in autos, our largest corporate bond sector overweight.

As part of our defensive stance, we maintained the Fund's barbell strategy, which overweights securities at both ends of the maturity spectrum. As the yield curve flattened, this positioning contributed to the Fund's relative performance. We also actively managed the Fund's duration over the period (duration is a measure of a portfolio's sensitivity to interest rates). By keeping average duration below that of its benchmark, we minimized the effect of interest rate increases, helping the Fund's relative performance.

LOOKING AHEAD

Our analysis of recent economic data and the continued dollar weakness suggest that the Fed will continue to raise interest rates in the coming months. Given this forecast, we expect to maintain the Fund's short duration stance and barbell yield curve strategy.

TOTAL RETURN (UNAUDITED)

                                               6 MONTHS    1 YEAR     3 YEARS    5 YEARS   INCEPTION*
                                                 ENDED      ENDED      ENDED      ENDED        TO
                                               12/31/04   12/31/04   12/31/04   12/31/04    12/31/04
-----------------------------------------------------------------------------------------------------
UBS U.S. BOND FUND CLASS A                       3.85%      3.83%      5.49%      7.02%       6.42%
UBS U.S. BOND FUND CLASS B                       3.40       3.00       4.70        N/A        3.71
UBS U.S. BOND FUND CLASS C                       3.60       3.30       4.95        N/A        3.95
UBS U.S. BOND FUND CLASS Y                       3.93       4.10       5.75       7.28        6.66
UBS U.S. BOND FUND CLASS A**                    -0.85      -0.86       3.89       6.04        5.78
UBS U.S. BOND FUND CLASS B**                    -1.60      -1.99       3.78        N/A        3.12
UBS U.S. BOND FUND CLASS C**                     2.85       2.56       4.95        N/A        3.95
LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX        4.18       4.34       6.20       7.71        6.93

* INCEPTION DATE OF UBS U.S. BOND FUND CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 11/06/01 AND 11/08/01, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 8/31/95.

**   RETURNS INCLUDE SALES CHARGES.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEE AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING            ENDING           EXPENSES PAID
                                                ACCOUNT VALUE       ACCOUNT VALUE      DURING PERIOD*
                                                 JULY 1, 2004     DECEMBER 31, 2004   7/1/04 - 12/31/04
-------------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                                 $    1,000.00       $    1,038.50       $        4.37
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00            1,020.92                4.33

CLASS B  ACTUAL                                      1,000.00            1,034.00                8.20
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00            1,017.14                8.13

CLASS C  ACTUAL                                      1,000.00            1,036.00                6.93
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00            1,018.40                6.87

CLASS Y  ACTUAL                                      1,000.00            1,039.30                3.08
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00            1,022.18                3.06

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO: CLASS A: 0.85%, CLASS B: 1.60%, CLASS C: 1.35%, CLASS Y: 0.60%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN U.S. BOND HOLDINGS

AS OF DECEMBER 31, 2004 (UNAUDITED)

                                                                        PERCENTAGE OF
                                                                         NET ASSETS
-------------------------------------------------------------------------------------
U.S. Treasury Note
4.000%, due 02/15/14                                                         5.1%
U.S. Treasury Note
2.500%, due 09/30/06                                                         4.3
Federal National Mortgage Association
5.500%, due 01/25/19                                                         3.1
Federal National Mortgage Association
5.500%, due 03/15/11                                                         2.4
U.S. Treasury Note
2.750%, due 07/31/06                                                         1.8
U.S. Treasury Bond
8.750%, due 05/15/17                                                         1.6
Federal Home Loan Mortgage Corp., Gold
7.000%, due 07/01/32                                                         1.4
Federal Home Loan Mortgage Corp.
5.125%, due 07/15/12                                                         1.4
Federal National Mortgage Association
6.500%, due 05/01/28                                                         1.4
U.S. Treasury Bond
6.625%, due 02/15/27                                                         1.4
-------------------------------------------------------------------------------------
Total                                                                       23.9%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2004 (UNAUDITED)

U.S. CORPORATE BONDS
   Aerospace & Defense                                                      0.27%
   Automobiles                                                              1.48
   Beverages                                                                0.67
   Capital Markets                                                          1.26
   Chemicals                                                                0.52
   Commercial Banks                                                         1.70
   Commercial Services & Supplies                                           0.33
   Communications Equipment                                                 0.10
   Consumer Finance                                                         1.30
   Diversified Financial Services                                           1.91
   Diversified Telecommunication Services                                   0.84
   Electric Utilities                                                       1.34
   Energy Equipment & Services                                              0.25
   Food & Staples Retailing                                                 0.48
   Food Products                                                            0.55
   Gas Utilities                                                            0.09
   Hotels, Restaurants & Leisure                                            0.14
   Household Durables                                                       0.36
   Insurance                                                                0.40
   IT Services                                                              0.20
   Machinery                                                                0.05
   Media                                                                    0.76
   Metals & Mining                                                          0.09
   Multi-Utilities & Unregulated Power                                      0.24
   Multiline Retail                                                         0.18
   Oil & Gas                                                                0.49
   Paper & Forest Products                                                  0.20
   Personal Products                                                        0.14
   Pharmaceuticals                                                          0.24
   Real Estate                                                              0.24
   Road & Rail                                                              0.57%
   Thrifts & Mortgage Finance                                               0.48
   Tobacco                                                                  0.22
   Wireless Telecommunication Services                                      0.14
                                                                          ------
         Total U.S. Corporate Bonds                                        18.23
Asset-Backed Securities                                                     5.73
Commercial Mortgage-Backed Securities                                       9.74
Mortgage & Agency Debt Securities                                          45.96
U.S. Government Obligation                                                 16.33
                                                                          ------
         Total U.S. Bonds                                                  95.99
International Bonds
International Corporate Bonds
   Aerospace & Defense                                                      0.09
   Commercial Banks                                                         0.15
   Diversified Financial Services                                           0.18
   Diversified Telecommunication Services                                   0.37
   Oil & Gas                                                                0.15
   Wireless Telecommunication Services                                      0.09
                                                                          ------
         Total International Corporate Bonds                                1.03
Foreign Government Bond                                                     0.42
Sovereign/Supranational Bonds                                               0.63
                                                                          ------
         Total International Bonds                                          2.08
TOTAL BONDS                                                                98.07
SHORT-TERM INVESTMENT                                                       6.63
                                                                          ------
   TOTAL INVESTMENTS                                                      104.70
LIABILITIES, IN EXCESS OF CASH AND
   OTHER ASSETS                                                            (4.70)
                                                                          ------
NET ASSETS                                                                100.00%
                                                                          ======

                  UBS U.S. BOND FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004 (UNAUDITED)

                                                                              FACE
                                                                             AMOUNT             VALUE
                                                                         ---------------   ---------------
BONDS -- 98.07%
U.S. BONDS -- 95.99%
U.S. CORPORATE BONDS -- 18.23%
Alcoa, Inc.
  6.000%, due 01/15/12                                                   $       105,000   $       114,704
Allstate Corp.
  7.200%, due 12/01/09                                                           100,000           113,328
Altria Group, Inc.
  7.750%, due 01/15/27                                                           110,000           123,461
American Electric Power Co., Inc.
  6.125%, due 05/15/06                                                           175,000           181,367
Anheuser-Busch Cos., Inc.
  9.000%, due 12/01/09                                                           280,000           339,528
AT&T Corp.
  8.000%, due 11/15/31                                                           175,000           208,906
AT&T Wireless Services, Inc.
  8.750%, due 03/01/31                                                           130,000           175,281
AvalonBay Communities, Inc.
  7.500%, due 08/01/09                                                            95,000           107,119
Avon Products, Inc.
  7.150%, due 11/15/09                                                           150,000           169,535
Bank of America Corp.
  7.400%, due 01/15/11                                                           440,000           509,686
Bank One Corp.
  7.875%, due 08/01/10                                                           345,000           402,418
Boeing Capital Corp.
  7.375%, due 09/27/10                                                           150,000           172,938
Bombardier Capital, Inc., 144A
  6.125%, due 06/29/06                                                           300,000           300,000
Bristol-Myers Squibb Co.
  5.750%, due 10/01/11                                                           110,000           117,807
Burlington Northern Santa Fe Corp.
  7.082%, due 05/13/29                                                           200,000           233,783
C.S. First Boston USA, Inc.
  3.875%, due 01/15/09                                                           105,000           104,386
  6.500%, due 01/15/12                                                           180,000           200,337
Caterpillar, Inc.
  6.550%, due 05/01/11                                                            55,000            61,728
Cendant Corp.
  6.250%, due 01/15/08                                                           180,000           192,099
Centex Corp.
  9.750%, due 06/15/05                                                           320,000           328,203
Citigroup, Inc., 144A
  5.000%, due 09/15/14                                                           672,000           675,242
Comcast Cable Communications, Inc.
  6.750%, due 01/30/11                                                           425,000           477,268
Computer Sciences Corp.
  3.500%, due 04/15/08                                                           165,000           163,593
ConAgra Foods, Inc.
  6.750%, due 09/15/11                                                           100,000           112,507
ConocoPhillips
  8.750%, due 05/25/10                                                           150,000           183,056
Coors Brewing Co.
  6.375%, due 05/15/12                                                           135,000           148,428
DaimlerChrysler N.A. Holding Corp.
  4.050%, due 06/04/08                                                           530,000           528,906
Devon Financing Corp., ULC
  6.875%, due 09/30/11                                                           105,000           118,918
Dominion Resources, Inc.
  8.125%, due 06/15/10                                                   $       105,000   $       123,588
Dow Chemical Co.
  6.125%, due 02/01/11                                                           275,000           301,211
Duke Energy Field Services, LLC
  7.875%, due 08/16/10                                                           155,000           180,779
EOP Operating LP
  7.250%, due 06/15/28                                                           165,000           186,923
Erac U.S.A. Finance Co., 144A
  8.000%, due 01/15/11                                                           200,000           235,437
Federated Department Stores, Inc.
  6.625%, due 04/01/11                                                           100,000           111,811
First Data Corp.
  5.625%, due 11/01/11                                                            85,000            91,338
FirstEnergy Corp., Series B
  6.450%, due 11/15/11                                                           105,000           114,079
Ford Motor Co.
  7.450%, due 07/16/31                                                           390,000           392,238
Ford Motor Credit Co.
  5.800%, due 01/12/09                                                           745,000           761,496
General Electric Capital Corp.
  6.000%, due 06/15/12                                                         1,145,000         1,248,092
  6.750%, due 03/15/32                                                           140,000           163,863
General Motors Acceptance Corp.
  6.875%, due 09/15/11                                                           225,000           230,578
  8.000%, due 11/01/31                                                           240,000           246,692
General Motors Corp.
  8.375%, due 07/15/33                                                           165,000           170,954
Goldman Sachs Group, Inc.
  6.875%, due 01/15/11                                                           500,000           564,089
Harrah's Operating Co., Inc.
  7.500%, due 01/15/09                                                           155,000           171,762
HSBC Finance Corp.
  6.750%, due 05/15/11                                                           295,000           331,055
ICI Wilmington, Inc.
  4.375%, due 12/01/08                                                           220,000           221,242
International Lease Finance Corp.
  3.500%, due 04/01/09                                                           185,000           180,139
International Paper Co.
  6.750%, due 09/01/11                                                           130,000           145,747
John Deere Capital Corp.
  7.000%, due 03/15/12                                                           145,000           167,180
JPMorgan Chase & Co.
  6.750%, due 02/01/11                                                           225,000           252,767
Kohl's Corp.
  6.300%, due 03/01/11                                                           100,000           109,558
Kraft Foods, Inc.
  5.625%, due 11/01/11                                                           320,000           338,861
Kroger Co.
  7.500%, due 04/01/31                                                           105,000           125,512
Lincoln National Corp.
  6.200%, due 12/15/11                                                            80,000            86,751
Lockheed Martin Corp.
  8.500%, due 12/01/29                                                           100,000           136,828
Marathon Oil Corp.
  6.125%, due 03/15/12                                                           120,000           130,756
Marsh & McLennan Cos., Inc.
  6.250%, due 03/15/12                                                           170,000           177,892

                                                                              FACE
                                                                             AMOUNT             VALUE
                                                                         ---------------   ---------------
McKesson Corp.
  7.750%, due 02/01/12                                                   $        95,000   $       109,300
Miller Brewing Co., 144A
  5.500%, due 08/15/13                                                           225,000           235,180
Morgan Stanley
  6.750%, due 04/15/11                                                           680,000           762,714
Motorola, Inc.
  7.625%, due 11/15/10                                                           105,000           121,796
Newell Rubbermaid, Inc.
  4.000%, due 05/01/10                                                           120,000           116,449
News America, Inc., 144A
  6.200%, due 12/15/34                                                            65,000            65,879
Pacific Gas & Electric Co.
  6.050%, due 03/01/34                                                           130,000           135,020
Pepsi Bottling Holdings, Inc., 144A
  5.625%, due 02/17/09                                                           110,000           117,272
PP&L Capital Funding, Inc.
  7.750%, due 04/15/05                                                           105,000           106,256
PPL Capital Funding Trust I
  4.330%, due 03/01/09                                                           125,000           123,545
PPL Energy Supply LLC
  6.400%, due 11/01/11                                                           200,000           219,914
Praxair, Inc.
  6.375%, due 04/01/12                                                            55,000            61,404
Progress Energy, Inc.
  7.000%, due 10/30/31                                                           145,000           160,583
Qwest Capital Funding, Inc.
  7.900%, due 08/15/10                                                           360,000           363,600
Rohm & Haas Co.
  7.850%, due 07/15/29                                                            50,000            65,227
Safeway, Inc.
  6.500%, due 03/01/11                                                           155,000           169,754
Sempra Energy
  7.950%, due 03/01/10                                                           100,000           115,584
Southern California Edison Co.
  8.000%, due 02/15/07                                                           275,000           299,470
Sprint Capital Corp.
  8.375%, due 03/15/12                                                           170,000           207,084
Time Warner, Inc.
  7.625%, due 04/15/31                                                           225,000           272,196
Transocean, Inc.
  6.625%, due 04/15/11                                                           275,000           307,455
Travelers Property Casualty Corp.
  5.000%, due 03/15/13                                                           125,000           122,183
TXU Energy Co. LLC
  7.000%, due 03/15/13                                                           195,000           217,786
U.S. Bank N.A.
  6.375%, due 08/01/11                                                           240,000           266,533
Unilever Capital Corp.
  7.125%, due 11/01/10                                                           200,000           230,044
Union Pacific Corp.
  6.700%, due 12/01/06                                                           235,000           248,435
United Technologies Corp.
  6.100%, due 05/15/12                                                           185,000           203,559
UST, Inc.
  6.625%, due 07/15/12                                                           135,000           150,742
Valero Energy Corp.
  7.500%, due 04/15/32                                                           150,000           180,927
Verizon New England, Inc.
  6.500%, due 09/15/11                                                           175,000           192,508
Verizon New York, Inc., Series B
  7.375%, due 04/01/32                                                   $        70,000   $        80,294
Viacom, Inc.
  6.625%, due 05/15/11                                                           120,000           134,743
Wachovia Bank N.A.
  7.800%, due 08/18/10                                                           345,000           405,189
Wal-Mart Stores, Inc.
  6.875%, due 08/10/09                                                           275,000           308,795
Washington Mutual, Inc.
  5.625%, due 01/15/07                                                           575,000           598,809
Waste Management, Inc.
  7.375%, due 08/01/10                                                           100,000           114,625
Wells Fargo Bank N.A.
  6.450%, due 02/01/11                                                           480,000           533,791
Weyerhaeuser Co.
  7.375%, due 03/15/32                                                            90,000           106,726
Wyeth
  5.250%, due 03/15/13                                                           170,000           176,685
Xcel Energy, Inc.
  7.000%, due 12/01/10                                                           100,000           112,723
                                                                                           ---------------
                                                                                                22,784,529
                                                                                           ---------------
ASSET-BACKED SECURITIES -- 5.73%
Americredit Automobile Receivables Trust,
  01-B, Class A4
  5.370%, due 06/12/08                                                           532,073           538,619
Americredit Automobile Receivables Trust,
  03-AM, Class A2B+
  2.601%, due 10/06/06                                                             2,063             2,063
Capital One Multi-Asset Execution Trust,
  03-A1, Class A1+
  2.793%, due 01/15/09                                                           970,000           974,542
Centerpoint Energy Transition Bond Co.
  LLC, 01-1, Class A4
  5.630%, due 09/15/15                                                           310,000           331,622
Conseco Finance Securitizations Corp.,
  00-1, Class A4
  7.620%, due 05/01/31                                                         1,201,496         1,230,030
Conseco Finance Securitizations Corp.,
  00-2, Class A4
  8.480%, due 12/01/30                                                           426,067           444,357
Conseco Finance Securitizations Corp.,
  00-5, Class A4
  7.470%, due 02/01/32                                                           391,541           401,762
Conseco Finance Securitizations Corp.,
  00-B, Class AF4
  7.870%, due 02/15/31                                                               661               670
Countrywide Asset-Backed Certificates,
  03-SD3, Class A1, 144A+
  2.838%, due 12/25/32                                                           142,332           142,619
Countrywide Asset-Backed Certificates,
  04-SD1, Class A1, 144A+
  2.758%, due 06/25/33                                                           351,782           352,379
Green Tree Financial Corp.,
  94-5, Class A5
  8.300%, due 11/15/19                                                           187,893           200,265
Green Tree Financial Corp.,
  99-3, Class A5
  6.160%, due 02/01/31                                                           587,894           603,235

                                                                              FACE
                                                                             AMOUNT             VALUE
                                                                         ---------------   ---------------
Providian Gateway Master Trust,
  04-AA, Class C, 144A+
  3.303%, due 03/15/11                                                   $       190,000   $       191,026
Providian Gateway Master Trust,
  04-AA, Class D, 144A+
  4.253%, due 03/15/11                                                           220,000           220,484
RAFC Asset-Backed Trust,
  01-1, Class A3 (a)
  5.115%, due 11/25/29                                                           309,935           311,959
Sears Credit Account Master Trust,
  01-1, Class A+
  2.583%, due 02/15/10                                                           970,000           969,782
Structured Asset Securities Corp.,
  03-AL2, Class A, 144A
  3.357%, due 01/25/31                                                           266,434           246,972
                                                                                           ---------------
                                                                                                 7,162,386
                                                                                           ---------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 9.74%
Bear Stearns Commercial Mortgage
  Securities, 00-WF1, Class A2
  7.780%, due 02/15/32                                                         1,215,000         1,398,633
Bear Stearns Commercial Mortgage
  Securities, 00-WF2, Class A2
  7.320%, due 10/15/32                                                           200,000           228,233
Commercial Mortgage Pass-Through
  Certificate, 04-HTL1, Class A2, 144A+
  2.723%, due 07/15/16                                                           325,000           325,489
Commercial Mortgage Trust,
  01-FL5A, Class E, 144A+
  3.903%, due 11/15/13                                                           205,000           205,149
Commercial Mortgage Trust,
  01-FL5A, Class F, 144A+
  2.953%, due 11/15/13                                                           240,000           236,549
DLJ Commercial Mortgage Corp.,
  99-CG1, Class A1B
  6.460%, due 03/10/32                                                           220,000           238,637
DLJ Commercial Mortgage Corp.,
  99-CG3, Class A1B
  7.340%, due 10/10/32                                                           200,000           226,598
DLJ Commercial Mortgage Corp.,
  00-CKP1, Class A1B
  7.180%, due 11/10/33                                                           850,000           963,609
First Union Commercial Mortgage
  Securities, Inc., 97-C2, Class A3
  6.650%, due 11/18/29                                                           411,017           437,378
Greenwich Capital Commercial
  Funding Corp., 03-FL1, Class A, 144A+
  2.651%, due 07/05/18                                                           277,600           277,719
Heller Financial Commercial Mortgage
  Assets, 99-PH1, Class A1
  6.500%, due 05/15/31                                                           536,582           557,166
Host Marriott Pool Trust,
  99-HMTA, Class A, 144A
  6.980%, due 08/03/15                                                           251,569           269,649
Host Marriott Pool Trust,
  99-HMTA, Class C, 144A
  7.730%, due 08/03/15                                                           360,000           409,608
Host Marriott Pool Trust,
  99-HMTA, Class D, 144A
  7.970%, due 08/03/15                                                   $       220,000   $       249,166
Host Marriott Pool Trust,
  99-HMTA, Class E, 144A
  8.070%, due 08/03/15                                                           220,000           244,975
JPMorgan Commercial Mortgage
  Finance Corp., 99-C8, Class A1
  7.325%, due 07/15/31                                                           282,603           290,947
LB Commercial Conduit Mortgage Trust,
  99-C1, Class A1
  6.410%, due 06/15/31                                                           353,672           365,848
LB Commercial Conduit Mortgage Trust,
  99-C2, Class A2
  7.325%, due 10/15/32                                                           325,000           365,404
Mach One Trust Commercial
  Mortgage-Backed,  04-1A, Class A1, 144A
  3.890%, due 05/28/40                                                           862,549           859,028
Merrill Lynch Mortgage Investors, Inc.,
  96-C2, Class A3
  6.960%, due 11/21/28                                                           279,576           291,717
Merrill Lynch Mortgage Investors, Inc.,
  97-C2, Class A2
  6.540%, due 12/10/29                                                           247,985           263,345
Morgan Stanley Capital I,
  96-WF1, Class A3, 144A+
  7.700%, due 11/15/28                                                           198,721           204,007
Morgan Stanley Dean Witter Capital I,
  00-LIF2, Class A1
  6.960%, due 10/15/33                                                           227,378           243,953
Nomura Asset Securities Corp.,
  95-MD3, Class A1B
  8.150%, due 04/04/27                                                           182,302           183,946
PNC Mortgage Acceptance Corp.,
  00-C1, Class A2
  7.610%, due 02/15/10                                                         1,000,000         1,135,572
Prudential Mortgage Capital Funding LLC,
  00-ROCK, Class A2
  6.605%, due 05/10/34                                                           115,000           128,834
Salomon Brothers Mortgage Securities VII,
  00-C1, Class A2
  7.520%, due 12/18/09                                                         1,250,000         1,420,435
Starwood Asset Receivables Trust,
  03-1A, Class A1, 144A+
  2.670%, due 08/28/22                                                           151,833           151,853
                                                                                           ---------------
                                                                                                12,173,447
                                                                                           ---------------
MORTGAGE & AGENCY DEBT SECURITIES -- 45.96%
C.S. First Boston Mortgage Securities Corp.,
  02-10, Class 2A1
  7.500%, due 05/25/32                                                           392,790           403,600
C.S. First Boston Mortgage Securities Corp.,
  03-8, Class 5A1
  6.500%, due 04/25/33                                                           597,137           608,041
Citicorp Mortgage Securities, Inc.,
  94-9, Class A8
  5.750%, due 06/25/09                                                            32,381            32,450

                                                                              FACE
                                                                             AMOUNT             VALUE
                                                                         ---------------   ---------------
Countrywide Alternative Loan Trust,
  04-J8, Class 2A1
  7.000%, due 08/25/34                                                   $     1,056,745   $     1,117,422
Federal Home Loan Mortgage Corp.
  3.500%, due 04/01/08                                                           640,000           636,364
  3.875%, due 01/12/09                                                         1,455,000         1,448,997
  5.000%, due 01/30/14                                                           155,000           155,042
  5.125%, due 07/15/12                                                         1,665,000         1,750,455
Federal Home Loan Mortgage Corp.,
  1595, Class D
  7.000%, due 10/15/13                                                           247,507           257,701
Federal Home Loan Mortgage Corp.,
  2148, Class ZA
  6.000%, due 04/15/29                                                           953,912           979,492
Federal Home Loan Mortgage Corp.,
  2297, Class NB
  6.000%, due 03/15/16                                                           460,000           485,081
Federal Home Loan Mortgage Corp.,
  2426, Class GH
  6.000%, due 08/15/30                                                           750,728           766,026
Federal Home Loan Mortgage Corp.,
  2532, Class PD
  5.500%, due 06/15/26                                                           810,000           834,555
Federal Home Loan Mortgage Corp., Gold
  5.500%, due 09/01/17                                                           328,424           339,634
  5.500%, due 01/01/18                                                           636,455           658,178
  5.500%, due 04/01/18                                                           547,802           566,297
  5.500%, due 12/01/18                                                           581,724           601,364
  6.000%, due 12/01/17                                                           537,007           562,602
  6.000%, due 10/01/29                                                           450,226           466,689
  6.000%, due 07/01/34                                                           606,550           626,880
  6.000%, due 10/01/34                                                         1,148,922         1,187,432
  6.500%, due 06/01/29                                                           102,708           107,930
  6.500%, due 09/01/29                                                           241,576           253,973
  6.500%, due 11/01/29                                                           663,286           697,657
  6.500%, due 03/01/32                                                            83,391            87,585
  6.500%, due 11/01/32                                                            86,041            90,347
  7.000%, due 07/01/32                                                         1,674,728         1,775,504
Federal National Mortgage Association
  2.625%, due 01/19/07                                                         1,645,000         1,624,266
  3.331%, due 09/01/33+                                                           83,166            83,624
  4.318%, due 04/01/34+                                                        1,301,290         1,305,346
  4.323%, due 03/01/34+                                                          636,128           642,428
  4.376%, due 06/01/33+                                                          190,352           191,887
  4.577%, due 11/01/33+                                                          894,767           904,845
  5.000%, due 03/01/34                                                         1,197,047         1,190,025
  5.500%, due 03/15/11                                                         2,770,000         2,970,412
  5.500%, due 01/25/19                                                         3,750,000         3,874,219
  5.500%, due 09/01/24                                                           521,577           529,058
  5.500%, due 03/01/33                                                         1,664,669         1,691,942
  5.500%, due 11/01/34                                                         1,293,031         1,313,469
  6.000%, due 07/01/17                                                           209,917           220,104
  6.000%, due 06/01/23                                                           336,858           350,475
  6.000%, due 03/01/28                                                           103,449           107,337
  6.000%, due 03/01/29                                                           116,452           120,829
  6.000%, due 05/01/29                                                           106,569           110,574
  6.000%, due 07/01/29                                                           455,936           473,468
  6.000%, due 06/01/31                                                            87,155            90,321
  6.000%, due 01/01/33                                                           672,103           695,900
  6.000%, due 06/01/33                                                   $       133,915   $       138,534
  6.000%, due 12/01/33                                                           929,390           961,443
  6.250%, due 02/01/11                                                         1,140,000         1,249,799
  6.500%, due 05/01/28                                                         1,642,531         1,726,027
  6.500%, due 08/01/29                                                           736,518           773,666
  6.500%, due 12/01/29                                                         1,097,973         1,154,435
  6.500%, due 01/25/34                                                         1,600,000         1,677,501
  6.500%, due 08/01/34                                                         1,148,079         1,204,384
  7.000%, due 03/01/31                                                            35,307            37,602
  7.000%, due 11/01/31                                                           168,688           178,826
  7.000%, due 04/01/32                                                           400,856           424,937
Federal National Mortgage Association
  Grantor Trust, 00-T6, Class A1
  7.500%, due 06/25/30                                                           803,742           863,772
Federal National Mortgage Association
  Grantor Trust, 01-T10, Class A2
  7.500%, due 12/25/41                                                            87,976            94,080
Federal National Mortgage Association
  Grantor Trust, 01-T5, Class A3+
  7.500%, due 06/19/30                                                           108,189           115,463
Federal National Mortgage Association
  Whole Loan, 95-W3, Class A
  9.000%, due 04/25/25                                                            12,670            13,866
Federal National Mortgage Association
  Whole Loan, 03-W6, Class 6A+
  4.228%, due 08/25/42                                                           346,637           347,993
Federal National Mortgage Association
  Whole Loan, 03-W11, Class A1+
  6.880%, due 06/25/33                                                           456,380           462,977
Federal National Mortgage Association
  Whole Loan, 04-W12, Class 1A3
  7.000%, due 07/25/44                                                           970,397         1,030,866
Federal National Mortgage Association
  Whole Loan, 04-W15, Class 1A3
  7.000%, due 12/25/44                                                           975,000         1,035,861
First Horizon Alternative Mortgage
  Securities, 04-AA3, Class A1+
  5.358%, due 09/25/34                                                         1,097,081         1,111,665
First Horizon Asset Securities, Inc.,
  04-FL1, Class 1A1+
  2.680%, due 02/25/35                                                         1,000,000         1,000,000
Government National Mortgage Association
  4.000%, due 10/20/29+                                                          296,321           302,400
  6.000%, due 12/20/28                                                           142,402           147,935
  6.000%, due 05/20/29                                                           673,257           698,885
  6.000%, due 07/15/29                                                           416,881           433,272
  6.000%, due 08/20/29                                                           508,417           527,770
  6.500%, due 10/15/24                                                           498,561           527,502
  6.500%, due 08/15/27                                                             2,247             2,371
  7.000%, due 07/15/25                                                            11,880            12,679
  7.000%, due 07/15/31                                                           128,279           136,346
  8.500%, due 12/15/17                                                           267,269           294,613
GSMPS Mortgage Loan Trust,
  01-2, Class A, 144A
  7.500%, due 06/19/32                                                           226,938           241,539
Impac Secured Assets Common Owner Trust,
  01-3, Class A2+
  7.250%, due 04/25/31                                                            28,029            28,084

                                                                              FACE
                                                                             AMOUNT             VALUE
                                                                         ---------------   ---------------
MLCC Mortgage Investors, Inc.,
  03-D, Class XA1 (b)++
  1.000%, due 08/25/28                                                   $    10,394,662   $       151,453
Morgan Stanley Mortgage Loan Trust,
  04-4, Class 2A+
  6.544%, due 09/25/34                                                           847,988           869,919
Structured Adjustable Rate Mortgage
  Loan Trust, 04-3AC, Class A1+
  4.940%, due 03/25/34                                                           680,387           680,302
Structured Asset Securities Corp.,
  04-20, Class 4A1
  6.000%, due 11/25/34                                                           762,923           787,201
                                                                                           ---------------
                                                                                                57,433,795
                                                                                           ---------------
U.S. GOVERNMENT OBLIGATIONS -- 16.33%
U.S. Treasury Bonds
  5.375%, due 02/15/31                                                           365,000           394,685
  6.250%, due 08/15/23                                                           265,000           310,247
  6.250%, due 05/15/30                                                           930,000         1,111,895
  6.625%, due 02/15/27                                                         1,375,000         1,694,848
  8.750%, due 05/15/17                                                         1,405,000         1,968,701
U.S. Treasury Notes
  2.500%, due 09/30/06                                                         5,455,000         5,407,907
  2.750%, due 07/31/06                                                         2,300,000         2,292,543
  3.375%, due 09/15/09                                                           860,000           852,139
  4.000%, due 02/15/14                                                         6,460,000         6,370,923
                                                                                           ---------------
                                                                                                20,403,888
                                                                                           ---------------
Total U.S. Bonds                                                                               119,958,045
                                                                                           ---------------
INTERNATIONAL BONDS -- 2.08%
INTERNATIONAL CORPORATE BONDS -- 1.03%
AUSTRALIA -- 0.18%
Rio Tinto Finance USA Ltd.
  2.625%, due 09/30/08                                                           240,000           230,119
                                                                                           ---------------
CANADA -- 0.25%
Bombardier, Inc., 144A
  6.300%, due 05/01/14                                                           125,000           108,437
Burlington Resources Finance Co.
  6.680%, due 02/15/11                                                            65,000            72,647
TELUS Corp.
  8.000%, due 06/01/11                                                           110,000           130,359
                                                                                           ---------------
                                                                                                   311,443
                                                                                           ---------------
FRANCE -- 0.08%
France Telecom S.A.
  8.500%, due 03/01/31                                                            70,000            94,892
                                                                                           ---------------
LUXEMBOURG -- 0.10%
Telecom Italia Capital S.A.
  5.250%, due 11/15/13                                                           120,000           121,288
                                                                                           ---------------
NETHERLANDS -- 0.10%
Deutsche Telekom International Finance BV
  8.750%, due 06/15/30                                                            90,000           118,841
                                                                                           ---------------
UNITED KINGDOM -- 0.32%
Abbey National PLC
  7.950%, due 10/26/29                                                   $       105,000   $       135,416
HSBC Holdings PLC
  5.250%, due 12/12/12                                                            65,000            67,383
Royal Bank of Scotland Group PLC
  9.118%, due 03/31/10                                                            70,000            85,262
Vodafone Group PLC
  7.875%, due 02/15/30                                                            90,000           116,047
                                                                                           ---------------
                                                                                                   404,108
                                                                                           ---------------
Total International Corporate Bonds                                                              1,280,691
                                                                                           ---------------
FOREIGN GOVERNMENT BOND -- 0.42%
MEXICO -- 0.42%
United Mexican States
  8.125%, due 12/30/19                                                           450,000           529,875
                                                                                           ---------------
SOVEREIGN/SUPRANATIONAL BONDS -- 0.63%
European Investment Bank
  4.875%, due 09/06/06                                                           315,000           323,782
Inter-American Development Bank
  5.750%, due 02/26/08                                                           325,000           346,809
Pemex Project Funding Master Trust
  8.000%, due 11/15/11                                                           100,000           115,250
                                                                                           ---------------
                                                                                                   785,841
                                                                                           ---------------
Total International Bonds                                                                        2,596,407
                                                                                           ---------------
Total Bonds (Cost $121,092,881)                                                                122,554,452
                                                                                           ---------------

                                                                             SHARES
                                                                         ---------------
SHORT-TERM INVESTMENT -- 6.63%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 2.28%
  (Cost $8,279,484)                                                            8,279,484         8,279,484
                                                                                           ---------------
Total Investments
  (Cost $129,372,365) -- 104.70%                                                               130,833,936

Liabilities, in excess of cash and
  other assets -- (4.70%)                                                                       (5,870,517)
                                                                                           ---------------
Net Assets -- 100%                                                                         $   124,963,419
                                                                                           ===============

Aggregate cost for federal income tax purposes was $129,372,365; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                        $     2,071,000
            Gross unrealized depreciation                               (609,429)
                                                                 ---------------
                     Net unrealized appreciation                 $     1,461,571
                                                                 ===============

+ Variable rate security - The rate disclosed is that in effect at December 31, 2004.
++ Interest Only Security. This security entitles the holder to receive interest from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
(a) Step Bonds - Coupon rate increase in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity date.
(b) Security is illiquid. This security amounted to $151,453 or 0.12% of net assets.

%    Represents a percentage of net assets.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004 the value of these securities amounted to $6,565,658 or 5.25% of net assets.

                 See accompanying notes to financial statements

UBS HIGH YIELD FUND

For the six months ended December 31, 2004, Class Y shares of UBS High Yield Fund (the "Fund") returned 9.98%, outperforming the 9.31% of the Fund's benchmark, the Merrill Lynch High Yield Cash Pay Index (the "Index"). Since inception on September 30, 1997, through period end, the Fund returned 6.53% on an annualized basis, outperforming the 6.11% annualized return for the Index. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 71; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares).

Our view that a strong economy would bode well for high yield in general, and cyclicals and lower rated credits in particular, led to our portfolio positioning in 2004. The Fund's outperformance during the period is attributable to its overweight to cyclical sectors, its large overweight to B-rated securities versus BB bonds, and solid security selection.

BOTTOM-UP ANALYSIS ADDED VALUE IN TIGHT SPREAD MARKET

The US high yield market generated very strong results during the reporting period, driven by positive fundamentals and better technicals. In terms of fundamentals, as the economy in general has improved, the high yield market has benefited in the form of substantially lower default rates, a falling distress ratio, operating improvements and greater access to capital markets. In addition, the market has been experiencing positive events, including increased merger and acquisition activity and equity issuance. Market technicals also improved over the reporting period, with cash inflows up significantly from earlier in the year. A large portion of this demand came from new sources, including pension funds, hedge funds, insurance companies and foreign investors searching for incremental yield.

Spreads tightened over the reporting period, falling below the historical average. (Spreads are the premium investors demand for investing in high yield securities instead of the safety of US Treasuries.) Security selection becomes even more important in a tight spread environment, as there are fewer opportunities to add incremental value.

To obtain the maximum benefit from the growing US economy, the Fund overweighted cyclical sectors, including chemicals, printing and paper. The chemical industry in particular added to the Fund's relative performance, as it benefited from strong demand, increased pricing and higher merger and acquisition activity. The portfolio's position in secured airline bonds was another significant factor behind the Fund's performance.

We maintained an overweight to B-rated bonds at the expense of BB-rated bonds, based on our belief that, as the economy strengthened, the B-rated sector would benefit most. This strategy helped performance. However, our underweight to CCC-rated bonds was a drag on performance toward the end of the review period.

LOOKING AHEAD

We expect high yield bonds to continue to enjoy a positive credit environment in 2005. However, given the tight spreads and current price levels, we are concerned that the market has reached fair value. As always, we will rely heavily on our research-driven investment process, drawing upon our team's expertise to identify compelling sector and securities opportunities.

TOTAL RETURN (UNAUDITED)

                                               6 MONTHS    1 YEAR     3 YEARS    5 YEARS   INCEPTION*
                                                 ENDED      ENDED      ENDED      ENDED        TO
                                               12/31/04   12/31/04   12/31/04   12/31/04   12/31/04
-----------------------------------------------------------------------------------------------------
UBS HIGH YIELD FUND CLASS A                      9.84%     13.01%     11.14%      6.16%       5.89%
UBS HIGH YIELD FUND CLASS B                      9.42      12.15      10.29        N/A       10.94
UBS HIGH YIELD FUND CLASS C                      9.71      12.59      10.62        N/A       11.26
UBS HIGH YIELD FUND CLASS Y                      9.98      13.35      11.47       6.46        6.53
UBS HIGH YIELD FUND CLASS A**                    4.94       7.87       9.46       5.19        5.08
UBS HIGH YIELD FUND CLASS B**                    4.42       7.15       9.46        N/A       10.43
UBS HIGH YIELD FUND CLASS C**                    8.96      11.84      10.62        N/A       11.26
MERRILL LYNCH HIGH YIELD CASH PAY INDEX          9.31      10.76      11.68       7.32        6.11

* INCEPTION DATE OF UBS HIGH YIELD FUND CLASS A SHARES IS 12/31/98. INCEPTION DATE OF CLASS B AND CLASS C SHARES IS 11/07/01. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 9/30/97.

**   RETURNS INCLUDE SALES CHARGES.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEE AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING            ENDING          EXPENSES PAID
                                                ACCOUNT VALUE      ACCOUNT VALUE       DURING PERIOD*
                                                 JULY 1, 2004     DECEMBER 31, 2004   7/1/04 - 12/31/04
-------------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                                 $    1,000.00       $    1,098.40       $        6.36
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00            1,019.14                6.12

CLASS B  ACTUAL                                      1,000.00            1,094.20               10.31
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00            1,015.36                9.92

CLASS C  ACTUAL                                      1,000.00            1,097.10                9.00
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00            1,016.62                8.66

CLASS Y  ACTUAL                                      1,000.00            1,099.80                4.96
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00            1,020.48                4.78

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO: CLASS A: 1.20%, CLASS B: 1.95%, CLASS C: 1.70%, CLASS Y: 0.94%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN FIXED INCOME HOLDINGS

AS OF DECEMBER 31, 2004 (UNAUDITED)

                                                                        PERCENTAGE OF
                                                                         NET ASSETS
-------------------------------------------------------------------------------------
Crown Cork & Seal Co., Inc.
8.000%, due 04/15/23                                                         1.6%
Georgia-Pacific Corp.
8.875%, due 05/15/31                                                         1.6
Calpine Canada Energy Finance Corp.
8.500%, due 05/01/08                                                         1.5
Sheridan Acquisition Corp.
10.250%, due 08/15/11                                                        1.4
AK Steel Corp.
7.750%, due 06/15/12                                                         1.3
Anchor Glass Container Corp.
11.000%, due 02/15/13                                                        1.3
Dynegy Holdings, Inc.
7.125%, due 05/15/18                                                         1.3
Le-Natures, Inc.
10.000%, due 06/15/13                                                        1.3
Charter Communications Holdings LLC
10.000%, due 04/01/09                                                        1.2
American Rock Salt Co. LLC
9.500%, due 03/15/14                                                         1.1
-------------------------------------------------------------------------------------
Total                                                                       13.6%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2004 (UNAUDITED)

U.S. CORPORATE BONDS
   Aerospace & Defense                                                      2.88%
   Airlines                                                                 1.19
   Auto Components                                                          2.86
   Beverages                                                                1.26
   Building Products                                                        1.21
   Chemicals                                                                6.15
   Commercial Services & Supplies                                           1.42
   Containers & Packaging                                                   8.99
   Distributors                                                             0.55
   Diversified Financial Services                                           5.47
   Diversified Telecommunication Services                                   5.97
   Electric Utilities                                                       1.81
   Energy Equipment & Services                                              3.48
   Food & Staples Retailing                                                 2.87
   Food Products                                                            4.10
   Health Care Equipment & Supplies                                         0.68
   Health Care Providers & Services                                         0.57
   Hotels, Restaurants & Leisure                                            8.76
   Household Durables                                                       0.60
   Household Products                                                       0.49
   Industrial Conglomerates                                                 1.19
   Machinery                                                                0.75
   Media                                                                   10.96%
   Metals & Mining                                                          2.17
   Multi-Utilities & Unregulated Power                                      3.59
   Oil & Gas                                                                4.70
   Paper & Forest Products                                                  3.75
   Real Estate                                                              0.70
   Road & Rail                                                              0.38
   Software                                                                 1.40
   Textiles, Apparel & Luxury Goods                                         1.69
   Transportation Infrastructure                                            1.04
   Wireless Telecommunication Services                                      2.56
                                                                          ------
         Total U.S. Corporate Bonds                                        96.19
U.S. EQUITIES
   Metals & Mining                                                          0.59
   Trading Companies & Distributors                                         1.46
                                                                          ------
         Total U.S. Equities                                                2.05
SHORT-TERM INVESTMENT                                                       1.08
                                                                          ------
   TOTAL INVESTMENTS                                                       99.32
CASH AND OTHER ASSETS,
   LESS LIABILITIES                                                         0.68
                                                                          ------
NET ASSETS                                                                100.00%
                                                                          ======

                 UBS HIGH YIELD FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004 (UNAUDITED)

                                                                              FACE
                                                                             AMOUNT             VALUE
                                                                         ---------------   ---------------
U.S. BONDS -- 96.19%
U.S. CORPORATE BONDS -- 96.19%
AAC Group Holding Corp., 144A (a)
  10.250%, due 10/01/12                                                  $       850,000   $       571,625
ACC Escrow Corp.
  10.000%, due 08/01/11                                                        1,275,000         1,093,312
Activant Solutions, Inc.
  10.500%, due 06/15/11                                                        1,000,000         1,075,000
Advanced Accessory Systems LLC
  10.750%, due 06/15/11                                                        1,100,000         1,045,000
Advanstar Communications, Inc.
  10.750%, due 08/15/10                                                          750,000           846,562
Aearo Co. I
  8.250%, due 04/15/12                                                           750,000           772,500
AES Corp.
  9.375%, due 09/15/10                                                           396,000           460,350
Ainsworth Lumber Co., Ltd., 144A
  7.250%, due 10/01/12                                                         1,000,000         1,017,500
AK Steel Corp.
  7.750%, due 06/15/12                                                         2,000,000         2,060,000
Allied Waste North America
  8.500%, due 12/01/08                                                           750,000           795,000
American Airlines, Inc.
  6.977%, due 05/23/21                                                           594,618           557,877
  8.608%, due 04/01/11                                                         1,375,000         1,265,213
American Color Graphics, Inc.
  10.000%, due 06/15/10                                                          350,000           295,313
American Rock Salt Co. LLC
  9.500%, due 03/15/14                                                         1,650,000         1,724,250
Amscan Holdings, Inc.
  8.750%, due 05/01/14                                                           750,000           750,000
Anchor Glass Container Corp.
  11.000%, due 02/15/13                                                        1,850,000         1,979,500
Armor Holdings, Inc.
  8.250%, due 08/15/13                                                         1,000,000         1,120,000
AT&T Corp.
  8.000%, due 11/15/11                                                           550,000           633,188
  8.000%, due 11/15/31                                                         1,375,000         1,641,406
BE Aerospace, Inc., Series B
  8.875%, due 05/01/11                                                         1,175,000         1,227,875
Bear Island Paper Co. LLC, Series B
  10.000%, due 12/01/07                                                          625,000           600,000
Berry Plastics Corp.
  10.750%, due 07/15/12                                                        1,000,000         1,145,000
Buckeye Technologies, Inc.
  8.000%, due 10/15/10                                                         1,250,000         1,250,000
Buffets, Inc.
  11.250%, due 07/15/10                                                        1,300,000         1,391,000
Building Materials Corp. of America, Series B
  7.750%, due 07/15/05                                                           750,000           763,125
Cadmus Communications Corp.
  8.375%, due 06/15/14                                                         1,000,000         1,088,750
Calpine Canada Energy Finance ULC
  8.500%, due 05/01/08                                                         2,750,000         2,255,000
Cellu Tissue Holdings, Inc.
  9.750%, due 03/15/10                                                         1,300,000         1,348,750
Century Aluminum Co., 144A
  7.500%, due 08/15/14                                                   $       850,000   $       905,250
Charter Communications Holdings LLC
  10.000%, due 04/01/09                                                        2,000,000         1,800,000
  10.000%, due 05/15/11                                                          500,000           427,500
Chesapeake Energy Corp
  7.500%, due 06/15/14                                                           600,000           655,500
Chukchansi Economic Development
  Authority, 144A
  14.500%, due 06/15/09                                                          500,000           630,000
Cincinnati Bell, Inc.
  8.375%, due 01/15/14                                                         1,400,000         1,417,500
Circus & Eldorado Joint Venture Corp.
  10.125%, due 03/01/12                                                          650,000           706,875
Collins & Aikman Products Co.
  10.750%, due 12/31/11                                                          775,000           790,500
  12.875%, due 08/15/12, 144A                                                    800,000           691,000
Comstock Resources, Inc.
  6.875%, due 03/01/12                                                         1,000,000         1,032,500
Constar International, Inc.
  11.000%, due 12/01/12                                                        1,000,000         1,037,500
Crown Cork & Seal Co., Inc.
  8.000%, due 04/15/23                                                         2,500,000         2,462,500
Crown European Holdings S.A.
  10.875%, due 03/01/13                                                          400,000           473,000
CSC Holdings, Inc., Series B
  7.625%, due 04/01/11                                                         1,050,000         1,131,375
  8.125%, due 08/15/09                                                         1,175,000         1,285,156
Da-Lite Screen Co., Inc.
  9.500%, due 05/15/11                                                         1,250,000         1,375,000
Dobson Cellular Systems, 144A
  9.875%, due 11/01/12                                                           350,000           344,750
Dobson Communications Corp.
  10.875%, due 07/01/10                                                        1,150,000           891,250
DRS Technologies, Inc.
  6.875%, due 11/01/13                                                           900,000           940,500
Dura Operating Corp., Series D
  9.000%, due 05/01/09                                                           780,000           772,200
Dynegy Holdings, Inc.
  7.125%, due 05/15/18                                                         2,175,000         1,938,469
Edison Mission Energy
  10.000%, due 08/15/08                                                          750,000           860,625
El Pollo Loco, Inc.
  9.250%, due 12/15/09                                                         1,100,000         1,157,750
Energy Partners Ltd.
  8.750%, due 08/01/10                                                         1,000,000         1,090,000
Equinox Holdings, Inc.
  9.000%, due 12/15/09                                                         1,000,000         1,065,000
FastenTech, Inc., 144A
  11.500%, due 05/01/11                                                        1,000,000         1,150,000
Frontier Oil Corp., 144A
  6.625%, due 10/01/11                                                           300,000           306,000
Georgia-Pacific Corp.
  8.875%, due 05/15/31                                                         1,925,000         2,406,250
Giant Industries, Inc.
  11.000%, due 05/15/12                                                          967,000         1,121,720
Granite Broadcasting Corp.
  9.750%, due 12/01/10                                                         1,250,000         1,193,750

                                                                              FACE
                                                                             AMOUNT             VALUE
                                                                         ---------------   ---------------
Great Atlantic & Pacific Tea Co.
  7.750%, due 04/15/07                                                   $     1,000,000   $       990,000
Gulfmark Offshore, Inc., 144A
  7.750%, due 07/15/14                                                         1,500,000         1,590,000
Hawk Corp., 144A
  8.750%, due 11/01/14                                                           350,000           358,750
Herbst Gaming, Inc.
  8.125%, due 06/01/12                                                           925,000           989,750
Hornbeck Offshore Services, Inc.,144A
  6.125%, due 12/01/14                                                           875,000           879,375
Houghton Mifflin Co. (a)
  8.250%, due 02/01/11                                                           875,000           931,875
  11.500%, due 10/15/13                                                        1,000,000           735,000
Ingles Markets, Inc.
  8.875%, due 12/01/11                                                           250,000           267,500
Insight Communications Co., Inc. (a)
  12.250%, due 02/15/11                                                        1,375,000         1,337,187
Interface, Inc.
  10.375%, due 02/01/10                                                          800,000           920,000
Intrawest Corp., 144A
  7.500%, due 10/15/13                                                           350,000           372,313
IPC Acquisition Corp.
  11.500%, due 12/15/09                                                          975,000         1,067,625
Jacobs Entertainment Co.
  11.875%, due 02/01/09                                                          505,000           570,650
Jafra Cosmetics International, Inc.
  10.750%, due 05/15/11                                                          750,000           847,500
Jean Coutu Group, Inc., 144A
  8.500%, due 08/01/14                                                         1,250,000         1,281,250
Kansas City Southern Railway Co.
  7.500%, due 06/15/09                                                           550,000           577,500
Land O' Lakes, Inc.
  8.750%, due 11/15/11                                                           600,000           597,000
Landry's Restaurants, Inc., 144A
  7.500%, due 12/15/14                                                           575,000           570,688
Le-Natures, Inc., 144A
  10.000%, due 06/15/13                                                        1,750,000         1,933,750
Levi Strauss & Co.
  11.625%, due 01/15/08                                                          400,000           420,000
  12.250%, due 12/15/12                                                          550,000           611,875
MAAX Corp., 144A
  9.750%, due 06/15/12                                                         1,000,000         1,057,500
MCI, Inc.
  6.908%, due 05/01/07                                                         1,244,000         1,273,545
  8.735%, due 05/01/14                                                         1,000,000         1,075,000
Mediacom LLC
  9.500%, due 01/15/13                                                         1,515,000         1,520,681
Merisant Co., 144A
  9.750%, due 07/15/13                                                           975,000           867,750
Meristar Hospitality Corp.
  9.000%, due 01/15/08                                                         1,025,000         1,080,094
Methanex Corp.
  8.750%, due 08/15/12                                                         1,000,000         1,167,500
Midwest Generation LLC
  8.750%, due 05/01/34                                                         1,000,000         1,135,000
Millar Western Forest Products Ltd.
  7.750%, due 11/15/13                                                         1,000,000         1,070,000
Mirant Americas Generation LLC (c)
  7.625%, due 05/01/06                                                         1,450,000         1,558,750
MTR Gaming Group, Inc.
  9.750%, due 04/01/10                                                   $     1,000,000   $     1,100,000
National Mentor, Inc., 144A
  9.625%, due 12/01/12                                                           825,000           876,562
Nexstar Finance Holdings LLC (a)
  11.375%, due 04/01/13                                                        1,325,000         1,046,750
Nexstar Finance, Inc.
  7.000%, due 01/15/14                                                           250,000           247,500
Omnova Solutions, Inc.
  11.250%, due 06/01/10                                                        1,400,000         1,575,000
Owens-Brockway
  6.750%, due 12/01/14, 144A                                                     450,000           454,500
  8.250%, due 05/15/13                                                           500,000           550,000
Owens-Illinois, Inc.
  7.800%, due 05/15/18                                                         1,200,000         1,248,000
Pantry, Inc.
  7.750%, due 02/15/14                                                           850,000           905,250
Parker Drilling Co.
  9.625%, due 10/01/13                                                         1,100,000         1,234,750
Pathmark Stores, Inc.
  8.750%, due 02/01/12                                                         1,000,000           955,000
Perry Ellis International, Inc., Series B
  9.500%, due 03/15/09                                                         1,000,000         1,052,500
Petroleum Geo-Services ASA
  10.000%, due 11/05/10                                                        1,375,000         1,567,500
Pinnacle Foods Holding Corp., 144A
  8.250%, due 12/01/13                                                           750,000           714,375
Plains Exploration & Production Co.
  8.750%, due 07/01/12                                                           825,000           921,937
Pliant Corp.
  11.125%, due 09/01/09                                                        1,000,000         1,090,000
Port Townsend Paper Corp., 144A
  11.000%, due 04/15/11                                                        1,000,000         1,065,000
Premier Graphics, Inc. (b) (c) (d)
  11.500%, due 12/01/05                                                        4,250,000                 0
Pride International, Inc.
  7.375%, due 07/15/14                                                           540,000           589,950
Qwest Communications International,
  Inc., 144A (a)
  7.500%, due 02/15/11                                                         1,525,000         1,563,125
Qwest Corp., 144A
  7.875%, due 09/01/11                                                           850,000           922,250
  8.875%, due 03/15/12                                                           550,000           635,250
Reliant Energy, Inc.
  9.250%, due 07/15/10                                                           600,000           669,000
  9.500%, due 07/15/13                                                           500,000           568,125
Resolution Performance Products, Inc.
  13.500%, due 11/15/10                                                        1,250,000         1,359,375
Rhodia S.A.
  8.875%, due 06/01/11                                                           395,000           397,963
  10.250%, due 06/01/10                                                          550,000           618,750
Riddell Bell Holdings, Inc., 144A
  8.375%, due 10/01/12                                                         1,250,000         1,293,750
River Rock Entertainment Authority
  9.750%, due 11/01/11                                                         1,400,000         1,569,750
Riverside Forest Products Ltd.
  7.875%, due 03/01/14                                                         1,000,000         1,100,000

                                                                              FACE
                                                                             AMOUNT             VALUE
                                                                         ---------------   ---------------
Rockwood Specialties Group, Inc.
  10.625%, due 05/15/11                                                  $     1,150,000   $     1,322,500
Rogers Wireless Communications, Inc., 144A
  7.250%, due 12/15/12                                                           300,000           318,000
  7.500%, due 03/15/15                                                           300,000           316,500
  8.000%, due 12/15/12                                                           150,000           158,625
Sbarro, Inc.
  11.000%, due 09/15/09                                                          780,000           787,800
Seminis Vegetable Seeds, Inc.
  10.250%, due 10/01/13                                                        1,250,000         1,406,250
Seneca Gaming Corp.
  7.250%, due 05/01/12                                                         1,000,000         1,052,500
Sequa Corp.
  9.000%, due 08/01/09                                                         1,000,000         1,127,500
Sheridan Acquisition Corp.
  10.250%, due 08/15/11                                                        2,000,000         2,187,500
Solo Cup Co.
  8.500%, due 02/15/14                                                         1,500,000         1,560,000
Stanadyne Corp., 144A
  10.000%, due 08/15/14                                                        1,000,000         1,080,000
Stena AB
  7.000%, due 12/01/16, 144A                                                     250,000           247,500
  7.500%, due 11/01/13                                                         1,000,000         1,047,500
Tekni-plex, Inc.
  12.750%, due 06/15/10                                                        1,250,000         1,187,500
Tembec Industries, Inc.
  7.750%, due 03/15/12                                                           650,000           628,875
  8.500%, due 02/01/11                                                           250,000           251,250
  8.625%, due 06/30/09                                                           100,000           100,500
Terra Capital, Inc.
  11.500%, due 06/01/10                                                          487,000           555,180
  12.875%, due 10/15/08                                                        1,075,000         1,343,750
Texas Genco LLC., 144A
  6.875%, due 12/15/14                                                           750,000           775,313
Tommy Hilfiger USA, Inc.
  6.850%, due 06/01/08                                                           500,000           502,500
Triton PCS, Inc.
  9.375%, due 02/01/11                                                         1,000,000           800,000
Universal Hospital Services, Inc.
  10.125%, due 11/01/11                                                        1,000,000         1,040,000
Vertis, Inc., Series B
  10.875%, due 06/15/09                                                        1,350,000         1,464,750
Virgin River Casino Corp., 144A
  9.000%, due 01/15/12                                                           300,000           312,000
Warner Music Group, 144A
  7.375%, due 04/15/14                                                         1,000,000         1,025,000
Wheeling Island Gaming, Inc.
  10.125%, due 12/15/09                                                        1,275,000         1,357,875
Whiting Petroleum Corp.
  7.250%, due 05/01/12                                                         1,150,000         1,201,750
WRC Media, Inc.
  12.750%, due 11/15/09                                                        1,300,000         1,236,625
Wynn Las Vegas LLC, 144A
  6.625%, due 12/01/14                                                           750,000           742,500
                                                                                           ---------------
Total U.S. Bonds (Cost $144,704,885)                                                           147,517,379
                                                                                           ---------------

                                                                              SHARES            VALUE
                                                                         ---------------   ---------------
EQUITIES -- 2.05%
U.S. EQUITIES -- 2.05%
AEROSPACE & DEFENSE -- 0.00%
Sabreliner Corp. (b) (d) (e)                                                       8,400   $             0
                                                                                           ---------------
COMMERCIAL SERVICES & SUPPLIES -- 0.00%
Waste Systems International, Inc. (b) (d) (e)                                    664,249                 0
                                                                                           ---------------
FOOD PRODUCTS -- 0.00%
Aurora Foods, Inc. 144A (b) (d) (e)                                                  174                 0
                                                                                           ---------------
HOTELS, RESTAURANTS & LEISURE -- 0.00%

American Restaurant Group, Inc. (b) (d) (e)                                          972                 0
                                                                                           ---------------
METALS & MINING -- 0.59%
Metal Management, Inc. (e)                                                        33,570           902,026
                                                                                           ---------------
SPECIALTY RETAIL -- 0.00%
Samuels Jewelers, Inc. (b) (d) (e)                                               605,400             5,448
                                                                                           ---------------
TRADING COMPANIES & DISTRIBUTORS -- 1.46%
Nuco2, Inc. (b) (d) (e)                                                          111,701         2,230,781
                                                                                           ---------------
                                                                                                 3,138,255
                                                                                           ---------------
CONVERTIBLE PREFERRED -- 0.00% (b) (d) (e)
COMMERCIAL SERVICES & SUPPLIES -- 0.00%
Waste Systems International, Inc.,
  Series E, PIK 8.000% (c)                                                         5,428                 0
                                                                                           ---------------
HOTELS, RESTAURANTS & LEISURE -- 0.00%
American Restaurant Group, Inc.,
  Series B, PIK 12.000%                                                                1                 0
                                                                                           ---------------
                                                                                                         0
                                                                                           ---------------
WARRANTS -- 0.00% (b) (e)
Arcadia Financial Ltd., expires 03/15/07 (d)                                       6,000                 0
Dayton Superior Corp.,
  expires 06/15/09, 144A (f)                                                         225                 2
InterAct Electronic Marketing, Inc.,
  expires 12/31/09 (d)                                                            19,500                 0
Knology, Inc., expires 10/15/07, 144A (d)(f)                                      16,995                 0
Pathnet, Inc., expires 04/15/08 (d)                                                6,275                 0
Pliant Corp., expires 06/01/10, 144A (f)                                             160                 2
Wam!Net, Inc., expires 3/1/05 (d)                                                 26,250                 0
                                                                                           ---------------
                                                                                                         4
                                                                                           ---------------
Total Equities (Cost $15,186,920)                                                                3,138,259
                                                                                           ---------------
SHORT-TERM INVESTMENT -- 1.08%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 2.28%
  (Cost $1,655,160)                                                            1,655,160         1,655,160
                                                                                           ---------------
Total Investments
  (Cost $161,546,965) -- 99.32%                                                                152,310,798

Cash and other assets,
  less liabilities -- 0.68%                                                                      1,041,821
                                                                                           ---------------
Net Assets -- 100%                                                                         $   153,352,619
                                                                                           ===============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $161,546,965; and net unrealized depreciation consisted of:

            Gross unrealized appreciation                        $    10,366,598
            Gross unrealized depreciation                            (19,602,765)
                                                                 ---------------
                     Net unrealized depreciation                 $    (9,236,167)
                                                                 ===============

(a) Step Bonds - Coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 2004. Maturity date disclosed is the ultimate maturity date.
(b) Security is illiquid. These securities amounted to $2,236,233 or 1.46% of net assets.
(c)  Security is in default.
(d) Security is being fair valued by a valuation committee under the direction of the Board of Trustees. At December 31, 2004 the value of these securities amounted to $2,236,229 or 1.46% of net assets.
(e)  Non-income producing security.
(f)  Represents a restricted security.

%      Represents a percentage of net assets.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004 the value of these securities amounted to $27,027,755 or 17.62% of net assets.
PIK    Payment-In-Kind.

RESTRICTED SECURITIES

                                                                               ACQUISITION
                                                                                  COST                 MARKET VALUE
                                                  ACQUISITION   ACQUISITION    PERCENTAGE     MARKET   PERCENTAGE OF
                                                      DATE         COST       OF NET ASSETS    VALUE    NET ASSETS
                                                  -----------   -----------   -------------   ------   -------------
Dayton Superior Corp., expires 06/15/09 144A        08/07/00    $         0       0.00%       $    2       0.00%
Knology, Inc., expires 10/15/07 144A                06/08/98              0       0.00             0       0.00
Pliant Corp., expires 06/01/10 144A                 10/20/00              0       0.00             2       0.00

                 See accompanying notes to financial statements

UBS INTERNATIONAL EQUITY FUND

For the six months ended December 31, 2004, Class Y shares of UBS International Equity Fund (the "Fund") returned 14.66%, underperforming the 15.34% return of the Fund's benchmark, the MSCI World Ex USA (Free) Index (the "Index"). Since inception on August 31, 1993, through period end, the Fund returned 5.48% on an annualized basis, trailing the 5.80% annualized return of the Index. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 80; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares).

While the Fund delivered strong absolute performance, it trailed its benchmark for the reporting period. This was primarily attributable to stock selection, which also guided country and sector allocation decisions.

RESEARCH-DRIVEN STOCK SELECTION GUIDED PORTFOLIO CONSTRUCTION

International equity markets traded in a fairly narrow range in the first half of the reporting period. Investors distracted by rising interest rates, high oil prices and worries over the sustainability of a global economic recovery pulled back from riskier countries and economically sensitive industries. However, the global equity markets rallied sharply in the fourth quarter of 2004, due largely to falling oil prices and the conclusion of the US Presidential election.

Stock selection was critical in this market environment. Our stock selection process rests on the premise that stocks often sell for more or less than their intrinsic value. Our global network of equity analysts employ fundamental research, uncovering price discrepancies that offer opportunity for investment.

In particular, the Fund saw sizeable gains from holdings in the banking and transportation sectors. In banking, one of the portfolio's best performers was Barclays, while transportation companies TPG NV (Netherlands) and Canadian National Railway Co. also generated strong performance. Also notable was the return generated by the portfolio's investment in UK utility Scottish & Southern Energy PLC. Conversely, stock selection in the materials and media sectors hurt the Fund's relative performance.

On a sector level, telecommunications services companies delivered strong results over the reporting period, driven primarily by domestic demand and a favorable regulatory environment. Although this industry may have been given to excess in the late 1990's, many companies have brought their balance sheets into order and begun to generate steady cash flows. While an overweight to telecommunications benefited relative performance, stock selection within the sector detracted from performance. Strong performance from Vodafone Group PLC, France Telecom S.A. was offset by weak performance from NTT DoCoMo Inc.

Underweights in technology hardware and capital goods aided performance, as many names in these sectors continued to struggle with large inventories and lower demand. While relative performance was hurt over the reporting period by our underweight in utilities, stock selection in this area generated good results.

The portfolio's geographic weighting reflected our bottom-up stock views. The Fund's largest overweight position was in the UK, where we were attracted to the country's financial services industry--notable positions included Royal Bank of Scotland Group PLC and Barclays PLCand the food, beverages and tobacco sector. Examples of holdings in this sector included Cadbury Schweppes PLC, Gallaher Group PLC and Diageo PLC. This position enhanced the Fund's relative results. Performance was also helped by our underweight exposure to Japan, where economic growth continues to slow. In contrast, relative performance was hurt by the Fund's underweight position in Spain, although stock selection in the country was a positive.

Currency positions were scaled back during the period, as the euro outperformed versus the pound sterling, and the Australian dollar appreciated versus the yen. By year-end, our currency position was near neutral, with only a minor contribution to the portfolio's risk.

LOOKING AHEAD

The global economy is expected to grow, but at a more moderate rate than most investors, in our opinion hope. While earnings remain strong, expectations for US corporate profit growth has declined, and the same seems to be occurring in Japan. Expectations in Europe, which were not as high as those in Japan and the US, have now moved in line with global earnings expectations. Despite these more challenging conditions, we are confident that our global research team will continue to find areas of opportunity.

We believe the strong cash flow-generating companies we currently hold in the portfolio are well positioned as we move into the later stages of economic recovery. We continue to favor telecommunications stocks, and have been adding attractive healthcare companies to the portfolio. We expect to continue gradually increasing our technology exposure going forward. Based on our analysis, we believe that these companies' business cycles can turn quickly, driving prices up abruptly. We do not want to be underweight if this occurs.

TOTAL RETURN (UNAUDITED)

                                               6 MONTHS    1 YEAR     3 YEARS    5 YEARS   10 YEARS   INCEPTION*
                                                 ENDED      ENDED      ENDED      ENDED      ENDED        TO
                                               12/31/04   12/31/04   12/31/04   12/31/04   12/31/04    12/31/04
----------------------------------------------------------------------------------------------------------------
UBS INTERNATIONAL EQUITY FUND CLASS A           14.68%     17.14%      9.64%     -0.18%       N/A        2.93%
UBS INTERNATIONAL EQUITY FUND CLASS B           14.12      16.18        N/A        N/A        N/A       10.58
UBS INTERNATIONAL EQUITY FUND CLASS C           14.19      16.26        N/A        N/A        N/A       10.30
UBS INTERNATIONAL EQUITY FUND CLASS Y           14.66      17.25       9.86       0.01       6.51%       5.48
UBS INTERNATIONAL EQUITY FUND CLASS A**          8.36      10.68       7.58      -1.30        N/A        2.16
UBS INTERNATIONAL EQUITY FUND CLASS B**          9.12      11.18        N/A        N/A        N/A        9.71
UBS INTERNATIONAL EQUITY FUND CLASS C**         13.19      15.26        N/A        N/A        N/A       10.30
MSCI WORLD EX USA (FREE) INDEX                  15.34      20.36      12.24      -0.77       5.95        5.80

* INCEPTION DATE OF UBS INTERNATIONAL EQUITY FUND CLASS A SHARES IS 6/30/97. INCEPTION DATES OF CLASS B AND CLASS C SHARES ARE 2/12/02 AND 1/25/02, RESPECTIVELY. INCEPTION DATE OF CLASS Y SHARES AND THE INDEX IS 8/31/93.

**   RETURNS INCLUDE SALES CHARGES.

PERFORMANCE IS NET OF WITHHOLDING TAXES ON DIVIDENDS PAID ON INVESTMENTS.

TOTAL RETURN INCLUDES REINVESTMENT OF ALL CAPITAL GAIN AND INCOME DISTRIBUTIONS.

TOTAL RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE Y SHARE CLASS IS OUR LOWEST FEE SHARE CLASS. OUR OTHER SHARE CLASSES INCLUDE HIGHER FEE AND LOADS, WHICH IF DEDUCTED WOULD RESULT IN LOWER PERFORMANCE.

ALL TOTAL RETURNS IN EXCESS OF 1 YEAR ARE AVERAGE ANNUALIZED RETURNS.

ALL TOTAL RETURNS LESS THAN 1 YEAR ARE CUMULATIVE RETURNS.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING            ENDING           EXPENSES PAID
                                                ACCOUNT VALUE      ACCOUNT VALUE       DURING PERIOD*
                                                 JULY 1, 2004     DECEMBER 31, 2004   7/1/04 - 12/31/04
-------------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                                  $    1,000.00      $    1,146.80       $      6.76
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                  1,000.00           1,018.89              6.36

CLASS B  ACTUAL                                       1,000.00           1,141.20             10.79
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                  1,000.00           1,015.12             10.16

CLASS C  ACTUAL                                       1,000.00           1,141.90             10.80
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                  1,000.00           1,015.12             10.16

CLASS Y  ACTUAL                                       1,000.00           1,146.60              5.41
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                  1,000.00           1,020.16              5.09

* EXPENSES ARE EQUAL TO THE FUND'S ANNUALIZED EXPENSE RATIO: CLASS A: 1.25%, CLASS B: 2.00%, CLASS C: 2.00%, CLASS Y: 1.00%, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184 DIVIDED BY 365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

TOP TEN INTERNATIONAL EQUITY HOLDINGS

AS OF DECEMBER 31, 2004 (UNAUDITED)

                                                                        PERCENTAGE OF
                                                                          NET ASSETS
-------------------------------------------------------------------------------------
Vodafone Group PLC                                                           3.0%
Royal Bank of Scotland Group PLC                                             2.5
BP PLC                                                                       2.5
Shell Transport & Trading Co. PLC                                            2.4
Total S.A.                                                                   2.4
Barclays PLC                                                                 2.3
Roche Holding AG                                                             2.2
Diageo PLC                                                                   2.0
ABN AMRO Holding NV                                                          2.0
Bank of Ireland                                                              1.8
-------------------------------------------------------------------------------------
Total                                                                       23.1%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2004 (UNAUDITED)

INTERNATIONAL EQUITIES
   Air Freight & Logistics                                                  1.22%
   Airlines                                                                 0.31
   Auto Components                                                          1.35
   Automobiles                                                              2.29
   Beverages                                                                2.74
   Biotechnology                                                            0.52
   Capital Markets                                                          1.75
   Chemicals                                                                1.88
   Commercial Banks                                                        16.36
   Commercial Services & Supplies                                           1.37
   Communications Equipment                                                 1.15
   Construction & Engineering                                               0.23
   Construction Materials                                                   1.87
   Consumer Finance                                                         0.48
   Diversified Financial Services                                           0.94
   Diversified Telecommunication Services                                   5.77
   Electric Utilities                                                       0.90
   Electronic Equipment & Instruments                                       1.03
   Food & Staples Retailing                                                 2.19
   Food Products                                                            1.90
   Health Care Equipment & Supplies                                         0.33
   Household Durables                                                       2.13
   Household Products                                                       1.14
   Insurance                                                                3.80
   Internet & Catalog Retail                                                0.50
   IT Services                                                              0.37
   Leisure Equipment & Products                                             0.51
   Machinery                                                                0.79
   Media                                                                    3.19
   Metals & Mining                                                          1.02
   Multi-Utilities & Unregulated Power                                      0.47%
   Multiline Retail                                                         0.18
   Office Electronics                                                       1.57
   Oil & Gas                                                                8.79
   Paper & Forest Products                                                  1.39
   Pharmaceuticals                                                          6.15
   Real Estate                                                              1.75
   Road & Rail                                                              1.27
   Semiconductors & Semiconductor
   Equipment                                                                1.02
   Specialty Retail                                                         2.21
   Textiles, Apparel & Luxury Goods                                         0.37
   Tobacco                                                                  1.69
   Trading Companies & Distributors                                         1.08
   Wireless Telecommunication Services                                      4.45
                                                                          ------
         Total International Equities                                      92.42
INVESTMENT COMPANY                                                          4.79
INTERNATIONAL BOND
   Diversified Financial Services                                           0.33
                                                                          ------
         Total International Bonds                                          0.33
SHORT-TERM INVESTMENT                                                       1.07
INVESTMENT OF CASH COLLATERAL FOR
   SECURITIES LOANED                                                       11.28
                                                                          ------
   TOTAL INVESTMENTS                                                      109.89
LIABILITIES, IN EXCESS OF CASH AND
   OTHER ASSETS                                                            (9.89)
                                                                          ------
NET ASSETS                                                                100.00%
                                                                          ======

                        UBS INTERNATIONAL EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004 (UNAUDITED)

                                                                              SHARES            VALUE
                                                                         ---------------   ---------------
INTERNATIONAL EQUITIES -- 92.42%
AUSTRALIA -- 2.95%
Australia & New Zealand Banking Group Ltd.                                        49,398   $       797,308
National Australia Bank Ltd.                                                      40,633           917,981
Qantas Airways Ltd.                                                              134,732           391,837
QBE Insurance Group Ltd. (b)                                                     103,789         1,248,879
Woolworths Ltd.                                                                   35,307           415,434
                                                                                           ---------------
                                                                                                 3,771,439
                                                                                           ---------------
AUSTRIA -- 0.92%
Telekom Austria AG                                                                62,167         1,178,782
                                                                                           ---------------
BELGIUM -- 1.32%
Fortis                                                                            43,566         1,205,068
Solvay S.A.                                                                        4,427           487,409
                                                                                           ---------------
                                                                                                 1,692,477
                                                                                           ---------------
CANADA -- 5.48%
Alcan, Inc. (b)                                                                   26,640         1,307,376
Bank of Nova Scotia (b)                                                           22,100           750,716
BCE, Inc. (b)                                                                     30,500           736,185
Canadian National Railway Co.                                                     20,900         1,274,601
Canadian Tire Corp., Ltd. (b)                                                      4,800           225,187
Cott Corp. (a)                                                                    13,600           336,893
Great-West Lifeco, Inc. (b)                                                       16,100           358,778
Magna International, Inc., Class A (b)                                             7,000           575,879
Petro-Canada                                                                      14,400           735,173
Shoppers Drug Mart Corp. (a)                                                      22,700           706,113
                                                                                           ---------------
                                                                                                 7,006,901
                                                                                           ---------------
FINLAND -- 2.13%
Nokia Oyj                                                                         93,492         1,476,658
UPM-Kymmene Oyj                                                                   55,978         1,244,801
                                                                                           ---------------
                                                                                                 2,721,459
                                                                                           ---------------
FRANCE -- 7.73%
BNP Paribas (b)                                                                   17,241         1,249,076
Cap Gemini S.A. (a) (b)                                                           14,658           469,407
France Telecom S.A.                                                               54,284         1,797,416
LVMH Moet Hennessy Louis Vuitton S.A.                                              6,149           470,975
Sanofi-Aventis S.A. (b)                                                           24,062         1,923,129
Total S.A. (b)                                                                    13,869         3,029,426
Unibail (b)                                                                        5,978           940,944
                                                                                           ---------------
                                                                                                 9,880,373
                                                                                           ---------------
GERMANY -- 0.38%
Volkswagen AG                                                                     10,808           489,937
                                                                                           ---------------
HONG KONG -- 1.13%
Cheung Kong Holdings Ltd.                                                         67,000           668,043
Sun Hung Kai Properties Ltd.                                                      63,000           630,187
Television Broadcasts Ltd.                                                        32,000           148,623
                                                                                           ---------------
                                                                                                 1,446,853
                                                                                           ---------------
IRELAND -- 2.82%
Bank of Ireland                                                                  135,363         2,253,904
CRH PLC                                                                           50,699         1,357,579
                                                                                           ---------------
                                                                                                 3,611,483
                                                                                           ---------------
ITALY -- 2.15%
ENI SpA                                                                           49,801   $     1,246,887
UniCredito Italiano SpA                                                          260,654         1,498,663
                                                                                           ---------------
                                                                                                 2,745,550
                                                                                           ---------------
JAPAN -- 16.70%
Canon, Inc.                                                                       37,300         2,012,970
East Japan Railway Co.                                                                63           350,444
Fuji Photo Film Co., Ltd.                                                         18,000           656,973
Funai Electric Co., Ltd. (b)                                                       5,300           657,910
Honda Motor Co., Ltd.                                                             27,000         1,399,141
Kao Corp. (b)                                                                     57,000         1,457,402
Meitec Corp. (b)                                                                   7,100           264,682
Mitsubishi Corp. (b)                                                              61,000           788,172
Murata Manufacturing Co., Ltd.                                                    11,000           615,107
NGK Spark Plug Co., Ltd. (b)                                                      73,000           755,860
Nippon Paper Group, Inc. (b)                                                         119           534,205
Nissan Motor Co., Ltd.                                                            97,000         1,054,533
Nitto Denko Corp.                                                                 19,000         1,042,061
NTT DoCoMo, Inc.                                                                   1,029         1,897,931
Rohm Co., Ltd.                                                                    12,600         1,303,406
Sekisui House Ltd.                                                                53,000           617,566
Shin-Etsu Chemical Co., Ltd.                                                      11,800           483,654
SKY Perfect Communications, Inc.                                                     222           240,480
Sompo Japan Insurance, Inc.                                                       98,000           998,458
Sumitomo Mitsui Financial Group, Inc. (b)                                            103           748,853
Sumitomo Trust & Banking Co., Ltd.                                                87,000           629,131
Taiheiyo Cement Corp.                                                                600             1,493
Takeda Pharmaceutical Co., Ltd.                                                   33,400         1,681,897
Takefuji Corp.                                                                     9,110           616,105
Toyota Industries Corp.                                                           15,800           394,730
Yokogawa Electric Corp. (b)                                                       11,000           147,068
                                                                                           ---------------
                                                                                                21,350,232
                                                                                           ---------------
NETHERLANDS -- 7.68%
ABN AMRO Holding NV                                                               95,969         2,542,390
Heineken NV                                                                       18,216           607,365
Koninklijke (Royal) Philips Electronics NV                                        26,279           696,892
Reed Elsevier NV                                                                  96,842         1,320,274
Royal KPN NV                                                                     178,663         1,697,505
TPG NV                                                                            57,466         1,560,651
VNU NV                                                                            47,341         1,398,288
                                                                                           ---------------
                                                                                                 9,823,365
                                                                                           ---------------
PORTUGAL -- 0.77%
Energias de Portugal S.A. (b)                                                     76,183           230,920
Portugal Telecom, SGPS, S.A.                                                      60,447           747,680
                                                                                           ---------------
                                                                                                   978,600
                                                                                           ---------------
SPAIN -- 0.54%
Banco Santander Central Hispano S.A.                                              56,019           695,193
                                                                                           ---------------

SWEDEN -- 3.27%
Electrolux AB, B Shares                                                           32,900           752,520
Hennes & Mauritz AB, B Shares                                                     24,050           837,809
Sandvik AB                                                                        24,900         1,004,183
Svenska Handelsbanken AB, A Shares                                                27,350           712,004
Swedish Match AB                                                                  75,640           876,438
                                                                                           ---------------
                                                                                                 4,182,954
                                                                                           ---------------

                                                                              SHARES            VALUE
                                                                         ---------------   ---------------
SWITZERLAND -- 8.08%
Actelion NV (a)                                                                    6,494   $       667,047
Adecco S.A.                                                                       16,730           842,312
Clariant AG                                                                       24,548           396,144
Credit Suisse Group                                                               53,103         2,232,278
Holcim Ltd.                                                                       17,238         1,038,434
Nestle S.A.                                                                        4,458         1,166,349
Nobel Biocare Holding AG                                                           2,332           422,471
Roche Holding AG                                                                  24,224         2,788,604
Swiss Reinsurance Co.                                                             10,965           782,043
                                                                                           ---------------
                                                                                                10,335,682
                                                                                           ---------------
UNITED KINGDOM -- 28.37%
AstraZeneca PLC                                                                   40,386         1,464,675
Balfour Beatty PLC                                                                49,298           298,375
Barclays PLC                                                                     258,452         2,907,744
BP PLC                                                                           322,002         3,140,515
BT Group PLC                                                                     312,123         1,216,467
Cadbury Schweppes PLC                                                            136,440         1,270,463
Diageo PLC                                                                       180,363         2,572,852
Electrocomponents PLC                                                            101,016           552,246
Gallaher Group PLC                                                                84,270         1,280,568
GUS PLC                                                                           35,178           633,846
HBOS PLC                                                                          58,050           945,098
HSBC Holdings PLC                                                                 59,258         1,000,033
ITV PLC                                                                          158,671           320,626
Kesa Electricals PLC                                                             109,009           591,234
Kingfisher PLC                                                                   234,218         1,392,869
National Grid Transco PLC                                                         63,523           604,911
Prudential PLC                                                                   168,705         1,467,252
Rentokil Initial PLC                                                             226,468           642,411
Reuters Group PLC                                                                 89,111           645,843
Royal Bank of Scotland Group PLC                                                  96,849         3,257,676
Scottish & Southern Energy PLC                                                    55,304           926,404
Shell Transport & Trading Co. PLC                                                360,314         3,071,445
Tesco PLC                                                                        273,276         1,688,102
Vodafone Group PLC                                                             1,400,016         3,796,646
Wolseley PLC                                                                      31,316           585,303
                                                                                           ---------------
                                                                                                36,273,604
                                                                                           ---------------
Total International Equities
  (Cost $84,610,157)                                                                           118,184,884
                                                                                           ---------------
INVESTMENT COMPANY -- 4.79%
iShares MSCI EAFE Index Fund
  (Cost $5,743,139)                                                               38,200   $     6,121,550
                                                                                           ---------------

                                                                              FACE
                                                                             AMOUNT
                                                                         ---------------
INTERNATIONAL BOND -- 0.33%
CAYMAN ISLANDS -- 0.33%
SMFG Finance Ltd., 144A
  2.250%, due 07/11/05
  (Cost $174,433)                                                        JPY  18,000,000           418,615
                                                                                           ---------------

                                                                              SHARES
                                                                         ---------------
SHORT-TERM INVESTMENT -- 1.07%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 2.28%
  (Cost $1,374,626)                                                            1,374,626         1,374,626
                                                                                           ---------------
INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED -- 11.28%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 2.28%
  (Cost $14,418,350)                                                          14,418,350        14,418,350
                                                                                           ---------------
Total Investments
  (Cost $106,320,705) -- 109.89%                                                               140,518,025
Liabilities, in excess of cash and
  other assets -- (9.89)%                                                                      (12,646,822)
                                                                                           ---------------
Net Assets -- 100%                                                                         $   127,871,203
                                                                                           ===============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $106,320,705; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                        $    34,920,330
            Gross unrealized depreciation                               (723,010)
                                                                 ---------------
                     Net unrealized appreciation                 $    34,197,320
                                                                 ===============

(a)  Non-income producing security.
(b)  Security, or portion thereof, was on loan at December 31, 2004.

%      Represents a percentage of net assets.
144A Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2004 the value of this security amounted to $418,615 or 0.33% of net assets.
AUD    Australian Dollar
CAD    Canadian Dollar
DKK    Danish Krone
EUR    Euro
HKD    Hong Kong Dollar
JPY    Japanese Yen
NOK    Norwegian Krone
SGD    Singapore Dollar
SGPS   Sociedade Gestora de Participacoes Sociais
USD    United States Dollar

FORWARD FOREIGN CURRENCY CONTRACTS

UBS International Equity Fund had the following open forward foreign currency contracts as of December 31, 2004:

                                                                                           UNREALIZED
                                                 CONTRACTS     IN EXCHANGE     MATURITY   APPRECIATION
                                                TO DELIVER         FOR           DATES   (DEPRECIATION)
                                                ----------  ----------------   --------  --------------
British Pound                                    5,930,000   USD  11,088,566   06/03/05  $     (200,572)
Swedish Krona                                    8,900,000   USD   1,318,255   06/03/05         (24,501)
Swiss Franc                                      2,700,000   USD   2,375,192   06/03/05         (18,652)
United States Dollar                               636,648   AUD     820,000   06/03/05            (793)
United States Dollar                               592,568   CAD     700,000   06/03/05          (8,252)
United States Dollar                               891,361   DKK   5,000,000   06/03/05          24,131
United States Dollar                             5,204,813   EUR   3,930,000   06/03/05         148,698
United States Dollar                               558,514   HKD   4,300,000   06/03/05            (129)
United States Dollar                             6,496,575   JPY 660,000,000   06/03/05          17,144
United States Dollar                               620,155   NOK   3,800,000   06/03/05           9,254
United States Dollar                             2,082,887   SGD   3,400,000   06/03/05          10,457
                                                                                         --------------
     Total net unrealized depreciation on
       forward foreign currency contracts.                                               $      (43,215)
                                                                                         ==============

                 See accompanying notes to financial statements

UBS U.S. LARGE CAP VALUE EQUITY FUND

For the six months ended December 31, 2004, Class Y shares of UBS U.S. Large Cap Value Equity Fund (the "Fund") returned 10.38%, underperforming the 12.08% return of the Fund's benchmark, the Russell 1000 Value Index (the "Index"). Since inception on June 29, 2001, through period end, the Fund returned 6.78% on an annualized basis, outperforming the 5.93% annualized return of the Index. (Class Y shares have lower expenses than other share classes in the series. Returns for all share classes over various time periods are shown on page 87; please note that these returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares).

The six-month reporting period can best be viewed as two distinct phases. The first four months made up the first phase, which was primarily a continuation of a trend that we saw in early 2004, whereby risk-averse investors placed a premium on stability and quality. The last two months constituted the second phase, which was characterized by a short-lived rally favoring lower-quality, higher-risk stocks. The Fund is less exposed to these more volatile stocks than the market as a whole, and that positioning prevented it from fully participating in this late rally.

QUALITY FOCUS FOR LONG-TERM RESULTS

We maintained a bias toward lower-risk sectors during the reporting period, as our continued research indicated that these sectors offered attractive risk-adjusted return potential. This strategy led us to overweight select segments of materials, transportation and healthcare, while underweighting technology and energy.

The Fund's position in materials, which made a significant contribution to performance over the period, was almost exclusively due to an overweight in construction and real property. In transportation, the Fund focused on railroads, where our research suggested the potential for strong volume growth across most markets. Top performing Burlington Northern Santa Fe Corp. is one example of a transportation holding that generated strong results over the period.

Conversely, our healthcare exposure detracted from performance. For the most part, the Fund's healthcare position was a result of an overweight in pharmaceuticals. Pharmaceutical stocks in general were hurt by negative press, raising investors' fears about the impact of drug re-importation and Medicare prescription drug benefits. In our opinion, the proposed changes will have little effect--and may potentially benefit--our holdings, which are generally targeted "niche" companies and companies with solid drug pipelines. Among our pharmaceutical stocks that delivered solid returns over the six months were Wyeth and Johnson & Johnson, and the portfolio's performance was benefited by not owning Merck.

The Fund maintained its underweight exposure to technology over the last six months. Early in the review period, we added opportunistically to our computer software exposure, but remained underweight relative to the benchmark. This underweight helped the Fund's relative performance as software continues to find its footing in the economic recovery. In contrast, the Fund's underweight in energy hindered performance. Energy stocks were supported over the period by rising oil prices. Our analysis suggests that oil prices have peaked, however, and should decline as the geopolitical situation stabilizes. In our opinion, energy stock prices in general are overvalued and do not represent an attractive value opportunity for the Fund.

LOOKING AHEAD

At year-end, the overall market was, in our estimate, in the fair value range. There were no identifiable macro themes driving our portfolio strategy. We believe the most attractive opportunities going forward are in high-quality, low-volatility stocks. The Fund is positioned toward companies with strong cash flows and with the ability to pay or increase dividends and/or repurchase shares. We expect moderate earnings growth above the long-term trend, but below what we have seen in 2004. Against this backdrop, the Fund's beta position was close to neutral at year-end.

Going into 2005, we continue to find excellent bottom-up stock selection opportunities. We continue to believe some of the most attractive opportunities are in the financial and health care sectors. The pharmaceuticals sector grabbed the headlines as fears of drug re-importation emerged. We remain underweighted to technology and energy stocks, as current valuations, in our opinion, are not attractive.

As always, we intend to continue to employ our disciplined, bottom-up stock selection process, which calls for investing in stocks trading below what we perceive to be their intrinsic value. We believe this approach will better enable us to produce attractive risk adjusted returns over a variety of market cycles.

TOTAL RETURN (UNAUDITED)

                                                          6 MONTHS    1 YEAR     3 YEARS   INCEPTION*
                                                            ENDED      ENDED      ENDED        TO
                                                          12/31/04   12/31/04   12/31/04   12/31/04
-----------------------------------------------------------------------------------------------------
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS A               10.21%     13.98%      7.82%       7.68%
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS B                9.75      13.15       6.97        7.82
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS C                9.88      13.18       7.02        7.75
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS Y               10.38      14.25       8.07        6.78
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS A**              4.16       7.71       5.81        5.71
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS B**              5.14       8.40       6.09        7.27
UBS U.S. LARGE CAP VALUE EQUITY FUND CLASS C**              8.96      12.23       7.02        7.75
RUSSELL 1000 VALUE INDEX                                   12.08      16.49       8.57        5.93

* Inception dates of UBS U.S. Large Cap Value Equity Fund Class A shares is 12/07/01. Inception dates of Class B and Class C shares are 11/08/01 and 12/12/01, respectively. Inception date of Class Y shares and the Index is 6/29/01.

**   Returns include sales charges.

Total return includes reinvestment of all capital gain and income distributions.

Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Y share class is our lowest fee share class. Our other share classes include higher fee and loads, which if deducted would result in lower performance.

All total returns in excess of 1 year are average annualized returns.

All total returns less than 1 year are cumulative returns.

Past performance is not an indication of future results.

EXPLANATION OF EXPENSE DISCLOSURE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transactional costs (as applicable); including sales charges (loads) on purchase payments; and
(2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (if applicable); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 to December 31, 2004.

ACTUAL EXPENSES

The first line of each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not the actual Fund's return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads). Therefore, the second line in the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                  BEGINNING            ENDING           EXPENSES PAID
                                                ACCOUNT VALUE       ACCOUNT VALUE      DURING PERIOD*
                                                JULY 1, 2004      DECEMBER 31, 2004   7/1/04 - 12/31/04
-------------------------------------------------------------------------------------------------------
CLASS A  ACTUAL                                 $    1,000.00       $    1,102.10       $         5.83
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00            1,019.66                 5.60

CLASS B  ACTUAL                                      1,000.00            1,097.50                 9.78
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00            1,015.88                 9.40

CLASS C  ACTUAL                                      1,000.00            1,098.80                 9.79
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00            1,015.88                 9.40

CLASS Y  ACTUAL                                      1,000.00            1,103.80                 4.51
         HYPOTHETICAL
         (5% RETURN BEFORE EXPENSES)                 1,000.00            1,020.92                 4.33

* Expenses are equal to the Fund's annualized expense ratio: Class A: 1.10%, Class B: 1.85%, Class C: 1.85%, Class Y: 0.85%, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

                      UBS U.S. LARGE CAP VALUE EQUITY FUND

TOP TEN EQUITY HOLDINGS

AS OF DECEMBER 31, 2004 (UNAUDITED)

                                           PERCENTAGE OF
                                             NET ASSETS
--------------------------------------------------------
ExxonMobil Corp.                                5.1%
Citigroup, Inc.                                 5.0
Morgan Stanley                                  4.3
Wells Fargo & Co.                               4.2
JPMorgan Chase & Co.                            4.1
Nextel Communications, Inc., Class A            3.4
Freddie Mac                                     3.3
Marathon Oil Corp.                              2.8
Time Warner, Inc.                               2.5
UnitedHealth Group, Inc.                        2.5
--------------------------------------------------------
Total                                          37.2%

INDUSTRY DIVERSIFICATION

AS A PERCENT OF NET ASSETS
AS OF DECEMBER 31, 2004 (UNAUDITED)

U.S. EQUITIES
   Aerospace & Defense                          2.43%
   Auto Components                              1.41
   Biotechnology                                0.99
   Building Products                            2.13
   Capital Markets                              7.99
   Commercial Banks                             8.09
   Commercial Services & Supplies               0.59
   Computers & Peripherals                      1.16
   Construction Materials                       1.99
   Diversified Financial Services               9.09
   Diversified Telecommunication Services       1.95
   Electric Utilities                           6.81
   Food & Staples Retailing                     4.71
   Health Care Providers & Services             3.17
   Household Products                           1.15
   Insurance                                    4.33
   Internet & Catalog Retail                    0.90
   Machinery                                    2.48%
   Media                                        8.70
   Multi-Utilities & Unregulated Power          1.84
   Oil & Gas                                    7.96
   Pharmaceuticals                              6.41
   Road & Rail                                  4.72
   Software                                     0.89
   Thrifts & Mortgage Finance                   3.31
   Wireless Telecommunication Services          3.37
                                              ------
         Total U.S. Equities                   98.57
SHORT-TERM INVESTMENTS                          1.71
                                              ------
   TOTAL INVESTMENTS                          100.28
LIABILITIES, IN EXCESS OF CASH AND
   OTHER ASSETS                                (0.28)
                                              ------
NET ASSETS                                    100.00%
                                              ======

                 UBS U.S. LARGE CAP VALUE EQUITY FUND -- SCHEDULE OF INVESTMENTS

DECEMBER 31, 2004 (UNAUDITED)

                                                                    SHARES            VALUE
                                                               ---------------   ---------------
U.S. EQUITIES -- 98.57%
AEROSPACE & DEFENSE -- 2.43%
Lockheed Martin Corp.                                                   37,500   $     2,083,125
Northrop Grumman Corp.                                                  27,400         1,489,464
                                                                                 ---------------
                                                                                       3,572,589
                                                                                 ---------------
AUTO COMPONENTS -- 1.41%
Johnson Controls, Inc.                                                  32,700         2,074,488
                                                                                 ---------------
BIOTECHNOLOGY -- 0.99%
Cephalon, Inc. (a)                                                      28,500         1,450,080
                                                                                 ---------------
BUILDING PRODUCTS -- 2.13%
Masco Corp.                                                             85,850         3,136,101
                                                                                 ---------------
CAPITAL MARKETS -- 7.99%
Mellon Financial Corp.                                                 110,300         3,431,433
Morgan Stanley                                                         115,000         6,384,800
Northern Trust Corp.                                                    39,600         1,923,768
                                                                                 ---------------
                                                                                      11,740,001
                                                                                 ---------------
COMMERCIAL BANKS -- 8.09%
Bank of America Corp.                                                   60,822         2,858,026
PNC Financial Services Group, Inc.                                      49,700         2,854,768
Wells Fargo & Co.                                                       99,350         6,174,602
                                                                                 ---------------
                                                                                      11,887,396
                                                                                 ---------------
COMMERCIAL SERVICES & SUPPLIES -- 0.59%
Equifax, Inc.                                                           30,900           868,290
                                                                                 ---------------
COMPUTERS & PERIPHERALS -- 1.16%
Hewlett-Packard Co.                                                     81,500         1,709,055
                                                                                 ---------------
CONSTRUCTION MATERIALS -- 1.99%
Martin Marietta Materials, Inc.                                         54,500         2,924,470
                                                                                 ---------------
DIVERSIFIED FINANCIAL SERVICES -- 9.09%
Citigroup, Inc.                                                        153,176         7,380,019
JPMorgan Chase & Co.                                                   153,170         5,975,162
                                                                                 ---------------
                                                                                      13,355,181
                                                                                 ---------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.95%
SBC Communications, Inc.                                               111,250         2,866,913
                                                                                 ---------------
ELECTRIC UTILITIES -- 6.81%
American Electric Power Co., Inc.                                       82,400         2,829,616
Exelon Corp.                                                            66,500         2,930,655
FirstEnergy Corp.                                                       72,000         2,844,720
Pepco Holdings, Inc.                                                    65,500         1,396,460
                                                                                 ---------------
                                                                                      10,001,451
                                                                                 ---------------
FOOD & STAPLES RETAILING -- 4.71%
Albertson's, Inc.                                                       91,500         2,185,020
Costco Wholesale Corp.                                                  57,600         2,788,416
Kroger Co. (a)                                                         110,900         1,945,186
                                                                                 ---------------
                                                                                       6,918,622
                                                                                 ---------------
HEALTH CARE PROVIDERS & SERVICES -- 3.17%
Medco Health Solutions, Inc. (a)                                         6,700           278,720
Quest Diagnostics, Inc.                                                  7,500           716,625
UnitedHealth Group, Inc.                                                41,600         3,662,048
                                                                                 ---------------
                                                                                       4,657,393
                                                                                 ---------------
HOUSEHOLD PRODUCTS -- 1.15%
Kimberly-Clark Corp.                                                    25,600   $     1,684,736
                                                                                 ---------------
INSURANCE -- 4.33%
Aflac, Inc.                                                             40,400         1,609,536
Allstate Corp.                                                          45,900         2,373,948
Hartford Financial Services Group, Inc.                                 34,250         2,373,867
                                                                                 ---------------
                                                                                       6,357,351
                                                                                 ---------------
INTERNET & CATALOG RETAIL -- 0.90%
IAC/InterActiveCorp. (a)                                                47,800         1,320,236
                                                                                 ---------------
MACHINERY -- 2.48%
Illinois Tool Works, Inc.                                               39,350         3,646,958
                                                                                 ---------------
MEDIA -- 8.70%
Omnicom Group, Inc.                                                     33,800         2,850,016
Time Warner, Inc. (a)                                                  190,900         3,711,096
Tribune Co.                                                             32,500         1,369,550
Univision Communications, Inc. (a)                                      45,800         1,340,566
Viacom, Inc., Class B                                                   96,700         3,518,913
                                                                                 ---------------
                                                                                      12,790,141
                                                                                 ---------------
MULTI-UTILITIES & UNREGULATED POWER -- 1.84%
CMS Energy Corp. (a)                                                    70,450           736,203
Sempra Energy                                                           53,600         1,966,048
                                                                                 ---------------
                                                                                       2,702,251
                                                                                 ---------------
OIL & GAS -- 7.96%
ExxonMobil Corp.                                                       146,750         7,522,405
Marathon Oil Corp.                                                     111,100         4,178,471
                                                                                 ---------------
                                                                                      11,700,876
                                                                                 ---------------
PHARMACEUTICALS -- 6.41%
Bristol-Myers Squibb Co.                                                61,900         1,585,878
Johnson & Johnson                                                       46,800         2,968,056
Pfizer, Inc.                                                            60,500         1,626,845
Wyeth                                                                   76,200         3,245,358
                                                                                 ---------------
                                                                                       9,426,137
                                                                                 ---------------
ROAD & RAIL -- 4.72%
Burlington Northern Santa Fe Corp.                                      71,100         3,363,741
CSX Corp.                                                               89,100         3,571,128
                                                                                 ---------------
                                                                                       6,934,869
                                                                                 ---------------
SOFTWARE -- 0.89%
Oracle Corp. (a)                                                        94,800         1,300,656
                                                                                 ---------------
THRIFTS & MORTGAGE FINANCE -- 3.31%
Freddie Mac                                                             66,050         4,867,885
                                                                                 ---------------
WIRELESS TELECOMMUNICATION SERVICES -- 3.37%
Nextel Communications, Inc., Class A (a)                               165,000         4,950,000
                                                                                 ---------------
Total U.S. Equities
  (Cost $122,665,275)                                                                144,844,126
                                                                                 ---------------
SHORT-TERM INVESTMENTS -- 1.71%
OTHER -- 1.30%
UBS Supplementary Trust
  U.S. Cash Management Prime Fund,
  yield of 2.28%                                                     1,912,919         1,912,919
                                                                                 ---------------

                                                                     FACE
                                                                    AMOUNT           VALUE
                                                               ---------------   ---------------
U.S. GOVERNMENT OBLIGATIONS -- 0.41%
U.S. Treasury Bills, yield of 1.70%
  due 02/03/05 (b)                                             $       600,000   $       598,870
                                                                                 ---------------
Total Short-Term Investments
  (Cost $2,511,985)                                                                    2,511,789
                                                                                 ---------------
Total Investments
  (Cost $125,177,260) -- 100.28%                                                     147,355,915
Liabilities, in excess of cash and
  other assets -- (0.28%)                                                               (410,238)
                                                                                 ---------------
Net Assets -- 100%                                                               $   146,945,677
                                                                                 ===============

NOTES TO SCHEDULE OF INVESTMENTS

Aggregate cost for federal income tax purposes was $125,177,260; and net unrealized appreciation consisted of:

            Gross unrealized appreciation                                        $    22,603,792
            Gross unrealized depreciation                                               (425,137)
                                                                                 ---------------
                     Net unrealized appreciation                                 $    22,178,655
                                                                                 ===============

(a)  Non-income producing.
(b) These securities were pledged to cover margin requirements for futures contracts.

%    Represents a percentage of net assets.

FUTURES CONTRACTS

UBS U.S. Large Cap Value Equity Fund had the following open futures contracts as of December 31, 2004:

                                                       EXPIRATION                            CURRENT         UNREALIZED
                                                          DATE              COST              VALUE         APPRECIATION
                                                     ---------------   ---------------   ---------------   ---------------
INDEX FUTURES BUY CONTRACTS:
S&P 500 Index, 7 contracts                             March 2005      $     2,109,499   $     2,123,975   $        14,476
                                                                                                           ===============

The aggregate market value of investments pledged to cover margin requirements for the open futures positions at December 31, 2004 was $598,870.

                 See accompanying notes to financial statements

                      THE UBS FUNDS -- FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2004 (UNAUDITED)

                                                       UBS
                                                      GLOBAL              UBS
                                                    ALLOCATION       GLOBAL EQUITY
                                                       FUND*              FUND
-----------------------------------------------------------------------------------
ASSETS:
  Investments, at cost:
    Unaffiliated issuers                         $ 1,930,394,981    $   359,680,713
    Affiliated issuers                               279,858,648          3,554,614
  Investments of cash collateral received in
    affiliated issuers for securities loaned,
    at cost                                          129,173,700                 --
  Foreign currency, at cost                            2,604,423            114,252
                                                 ---------------    ---------------
                                                 $ 2,342,031,752    $   363,349,579
                                                 ===============    ===============
  Investments, at value:
    Unaffiliated issuers                         $ 2,158,621,197    $   471,727,419
    Affiliated issuers                               360,422,428          3,554,614
  Investments of cash collateral in affiliated
    issuers received for securities loaned,
    at value                                         129,173,700                 --
  Foreign currency, at value                           2,680,200            116,223
  Cash                                                   817,686                 --
  Receivables:
    Investment securities sold                         3,022,126            833,208
    Due from advisor                                          --                 --
    Dividends                                          1,667,981            776,102
    Interest                                           7,981,405              2,226
    Fund shares sold                                  22,359,520            337,208
    Variation margin                                      63,469                 --
  Due from broker                                        877,135                 --
  Other assets                                           194,506             37,686
  Unrealized appreciation on forward foreign
    currency contracts                                 1,197,493            130,818
                                                 ---------------    ---------------
    TOTAL ASSETS                                   2,689,078,846        477,515,504
                                                 ---------------    ---------------
LIABILITIES:
  Payables:
    Cash collateral from securities loaned           129,173,700                 --
    Investment securities purchased                   20,597,000            237,928
    Loan payable                                              --          1,683,270
    Investment advisory fees                           1,446,854            240,554
    Fund shares redeemed                               2,734,062          1,771,609
    Distribution and service fees                        565,728            132,721
    Trustees' fees                                        11,174              5,242
    Due to custodian bank                                     --          1,591,417
    Variation margin                                          --                 --
    Accrued expenses                                     664,904            361,249
  Unrealized depreciation on forward foreign
    currency contracts                                 2,998,634          1,450,865
                                                 ---------------    ---------------
    TOTAL LIABILITIES                                158,192,056          7,474,855
                                                 ---------------    ---------------
NET ASSETS                                       $ 2,530,886,790    $   470,040,649
                                                 ===============    ===============
NET ASSETS CONSIST OF:
  Paid in capital                                $ 2,214,639,208    $ 1,212,719,869
  Accumulated undistributed net investment
    income (loss)                                    (13,387,879)        (1,817,368)
  Accumulated undistributed net realized
    gain (loss)                                       22,339,988       (851,626,906)
  Net unrealized appreciation (depreciation)         307,295,473        110,765,054
                                                 ---------------    ---------------
    NET ASSETS                                   $ 2,530,886,790    $   470,040,649
                                                 ===============    ===============

 * The market value of securities loaned for UBS Global Allocation Fund as of December 31, 2004 is $215,900,896.
** The market value of securities loaned for UBS International Equity Fund as of December 31, 2004 is $13,732,091.

                 See accompanying notes to financial statements

                                                       UBS                UBS                UBS                UBS
                                                   GLOBAL BOND       U.S. LARGE CAP    U.S. LARGE CAP     U.S. SMALL CAP
                                                       FUND            EQUITY FUND       GROWTH FUND        GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost:
    Unaffiliated issuers                         $    53,606,833    $   158,366,896   $     5,508,170    $   173,971,394
    Affiliated issuers                                12,686,218         13,353,349           175,146          5,645,450
  Investments of cash collateral received in
    affiliated issuers for securities loaned,
    at cost                                                   --                 --                --                 --
  Foreign currency, at cost                              202,264                 --                --                 --
                                                 ---------------    ---------------   ---------------    ---------------
                                                 $    66,495,315    $   171,720,245   $     5,683,316    $   179,616,844
                                                 ===============    ===============   ===============    ===============
  Investments, at value:
    Unaffiliated issuers                         $    58,293,630    $   198,264,182   $     6,535,113    $   210,598,395
    Affiliated issuers                                13,012,481         13,353,349           175,146          5,645,450
  Investments of cash collateral in affiliated
    issuers received for securities loaned,
    at value                                                  --                 --                --                 --
  Foreign currency, at value                             203,373                 --                --                 --
  Cash                                                        --            115,214             2,222          2,325,916
  Receivables:
    Investment securities sold                                --            669,904                --          1,946,385
    Due from advisor                                          --                 --             7,815                 --
    Dividends                                                 --            154,616             2,629             79,623
    Interest                                           1,208,858             18,891               229              9,018
    Fund shares sold                                     100,171            183,110            92,813            452,968
    Variation margin                                          --                 --                --                 --
  Due from broker                                             --                 --                --                 --
  Other assets                                               263                 --                --                 --
  Unrealized appreciation on forward foreign
    currency contracts                                    99,100                 --                --                 --
                                                 ---------------    ---------------   ---------------    ---------------
    TOTAL ASSETS                                      72,917,876        212,759,266         6,815,967        221,057,755
                                                 ---------------    ---------------   ---------------    ---------------
LIABILITIES:
  Payables:
    Cash collateral from securities loaned                    --                 --                --                 --
    Investment securities purchased                           --          4,914,268            93,432          1,305,950
    Loan payable                                         591,123                 --                --                 --
    Investment advisory fees                              29,756            119,307                --            115,673
    Fund shares redeemed                                  70,019             30,375                --            902,946
    Distribution and service fees                          2,401              2,177             1,772             15,558
    Trustees' fees                                         1,538              2,550             1,728              1,232
    Due to custodian bank                                     --                 --                --                 --
    Variation margin                                          --              5,750                --                 --
    Accrued expenses                                     130,540            196,122            28,116            135,434
  Unrealized depreciation on forward foreign
    currency contracts                                   218,944                 --                --                 --
                                                 ---------------    ---------------   ---------------    ---------------
    TOTAL LIABILITIES                                  1,044,321          5,270,549           125,048          2,476,793
                                                 ---------------    ---------------   ---------------    ---------------
NET ASSETS                                       $    71,873,555    $   207,488,717   $     6,690,919    $   218,580,962
                                                 ===============    ===============   ===============    ===============
NET ASSETS CONSIST OF:
  Paid in capital                                $    67,357,966    $   167,290,010   $     9,435,698    $   179,908,573
  Accumulated undistributed net investment
    income (loss)                                       (204,414)            19,710            11,816           (846,486)
  Accumulated undistributed net realized
    gain (loss)                                         (242,129)           222,671        (3,783,539)         2,891,874
  Net unrealized appreciation (depreciation)           4,962,132         39,956,326         1,026,944         36,627,001
                                                 ---------------    ---------------   ---------------    ---------------
    NET ASSETS                                   $    71,873,555    $   207,488,717   $     6,690,919    $   218,580,962
                                                 ===============    ===============   ===============    ===============

                                                                                                                UBS
                                                       UBS                UBS                UBS          U.S. LARGE CAP
                                                    U.S. BOND         HIGH YIELD        INTERNATIONAL      VALUE EQUITY
                                                      FUND               FUND           EQUITY FUND**          FUND
------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at cost:
    Unaffiliated issuers                         $   121,092,881    $   159,891,805   $    90,527,729    $   123,264,340
    Affiliated issuers                                 8,279,484          1,655,160         1,374,626          1,912,919
  Investments of cash collateral received in
    affiliated issuers for securities loaned,
    at cost                                                   --                 --        14,418,350                 --
  Foreign currency, at cost                                   --                 --         1,565,775                 --
                                                 ---------------    ---------------   ---------------    ---------------
                                                 $   129,372,365    $   161,546,965   $   107,886,480    $   125,177,259
                                                 ===============    ===============   ===============    ===============
  Investments, at value:
    Unaffiliated issuers                         $   122,554,452    $   150,655,638   $   124,725,049    $   145,442,996
    Affiliated issuers                                 8,279,484          1,655,160         1,374,626          1,912,919
  Investments of cash collateral in affiliated
    issuers received for securities loaned,
    at value                                                  --                 --        14,418,350                 --
  Foreign currency, at value                                  --                 --         1,575,429                 --
  Cash                                                        --            229,957            73,030            112,468
  Receivables:
    Investment securities sold                         9,154,354            397,929                --            327,545
    Due from advisor                                          --                 --                --                 --
    Dividends                                                 --                 --           285,487            111,046
    Interest                                           1,144,434          2,782,565             1,311             12,307
    Fund shares sold                                     226,914             72,174           278,959             25,020
    Variation margin                                          --                 --                --                 --
  Due from broker                                             --                 --                --                 --
  Other assets                                                --                 --            25,576                 --
  Unrealized appreciation on forward foreign
    currency contracts                                        --                 --           209,684                 --
                                                 ---------------    ---------------   ---------------    ---------------
    TOTAL ASSETS                                     141,359,638        155,793,423       142,967,501        147,944,301
                                                 ---------------    ---------------   ---------------    ---------------
LIABILITIES:
  Payables:
    Cash collateral from securities loaned                    --                 --        14,418,350                 --
    Investment securities purchased                    5,566,029                 --                --            327,964
    Loan payable                                       8,279,484                 --                --                 --
    Investment advisory fees                              27,433             78,362            65,437             52,424
    Fund shares redeemed                                 204,381          2,135,017           138,762            401,783
    Distribution and service fees                          2,088             55,036             1,943             22,359
    Trustees' fees                                         4,215                605             4,832              1,881
    Due to custodian bank                              2,189,645                 --                --                 --
    Variation margin                                          --                 --                --              1,750
    Accrued expenses                                     122,944            171,784           214,075            190,463
  Unrealized depreciation on forward foreign
    currency contracts                                        --                 --           252,899                 --
                                                 ---------------    ---------------   ---------------    ---------------
    TOTAL LIABILITIES                                 16,396,219          2,440,804        15,096,298            998,624
                                                 ---------------    ---------------   ---------------    ---------------
NET ASSETS                                       $   124,963,419    $   153,352,619   $   127,871,203    $   146,945,677
                                                 ===============    ===============   ===============    ===============
NET ASSETS CONSIST OF:
  Paid in capital                                $   124,860,809    $   405,862,033   $    99,412,498    $   122,159,518
  Accumulated undistributed net investment
    income (loss)                                       (287,259)             4,068          (776,672)           (43,223)
  Accumulated undistributed net realized
    gain (loss)                                       (1,071,702)      (243,277,315)       (4,962,926)         2,636,251
  Net unrealized appreciation (depreciation)           1,461,571         (9,236,167)       34,198,303         22,193,131
                                                 ---------------    ---------------   ---------------    ---------------
    NET ASSETS                                   $   124,963,419    $   153,352,619   $   127,871,203    $   146,945,677
                                                 ===============    ===============   ===============    ===============

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
DECEMBER 31, 2004 (UNAUDITED)

                                                       UBS
                                                      GLOBAL              UBS
                                                    ALLOCATION       GLOBAL EQUITY
                                                       FUND               FUND
----------------------------------------------------------------------------------
CLASS A:
  Net assets                                     $ 1,269,937,889   $   119,594,853
  Shares outstanding                                  95,311,840        10,178,178
  Net asset value per share (NAV / shares
    outstanding)                                 $         13.32   $         11.75
  Offering price per share (NAV per share plus
    maximum sales charge)(a)                     $         14.10   $         12.43
  Redemption proceeds per share                  $         13.32   $         11.75

CLASS B:
  Net assets                                     $   193,380,448   $   128,899,364
  Shares outstanding                                  14,740,336        11,164,411
  Net asset value per share (NAV / shares
    outstanding)                                 $         13.12   $         11.55
  Offering price per share                       $         13.12   $         11.55
  Redemption proceeds per share (NAV per share
    less maximum redemption charge)(a)           $         12.46   $         10.97

CLASS C:
  Net assets                                     $   752,789,473   $    79,850,435
  Shares outstanding                                  57,357,207         6,937,146
  Net asset value per share (NAV / shares
    outstanding)                                 $         13.12   $         11.51
  Offering price per share                       $         13.12   $         11.51
  Redemption proceeds per share (NAV per share
    less maximum redemption charge)(a)           $         12.99   $         11.39

CLASS Y:
  Net assets                                     $   314,778,980   $   141,695,997
  Shares outstanding                                  23,350,111        11,866,350
  Net asset value per share (NAV / shares
    outstanding)                                 $         13.48   $         11.94
  Offering price per share                       $         13.48   $         11.94
  Redemption proceeds per share                  $         13.48   $         11.94

(a) For Class A, the maximum sales charge is 5.50%, except for the UBS Global Bond Fund, UBS U.S. Bond Fund, and the UBS High Yield Fund which is 4.50%. Classes B, C and Y have no sales charges. For Class B, the maximum redemption charge is 5.00%, Class C maximum redemption charge is 1.00%, except for UBS Global Bond Fund, UBS U.S. Bond and UBS High Yield Fund which is 0.75%. Classes A and Y have no contigent deferred sales charges.

                 See accompanying notes to financial statements

                                                       UBS              UBS                UBS              UBS
                                                   GLOBAL BOND     U.S. LARGE CAP     U.S. LARGE CAP   U.S. SMALL CAP
                                                       FUND          EQUITY FUND        GROWTH FUND      GROWTH FUND
----------------------------------------------------------------------------------------------------------------------
CLASS A:
  Net assets                                     $    17,052,377   $    11,330,004   $     2,432,943   $    92,841,632
  Shares outstanding                                   1,655,437           664,743           295,241         6,836,351
  Net asset value per share (NAV / shares
    outstanding)                                 $         10.30   $         17.04   $          8.24   $         13.58
  Offering price per share (NAV per share plus
    maximum sales charge)(a)                     $         10.79   $         18.03   $          8.72   $         14.37
  Redemption proceeds per share                  $         10.30   $         17.04   $          8.24   $         13.58

CLASS B:
  Net assets                                     $     1,356,309   $     1,251,941   $       356,231   $    11,038,627
  Shares outstanding                                     131,463            74,579            44,199           831,870
  Net asset value per share (NAV / shares
    outstanding)                                 $         10.32   $         16.79   $          8.06   $         13.27
  Offering price per share                       $         10.32   $         16.79   $          8.06   $         13.27
  Redemption proceeds per share (NAV per share
    less maximum redemption charge)(a)           $          9.80   $         15.95   $          7.66   $         12.61

CLASS C:
  Net assets                                     $     3,914,751   $     2,014,514   $       312,673   $    10,000,258
  Shares outstanding                                     380,851           120,066            38,819           754,482
  Net asset value per share (NAV / shares
    outstanding)                                 $         10.28   $         16.78   $          8.05   $         13.25
  Offering price per share                       $         10.28   $         16.78   $          8.05   $         13.25
  Redemption proceeds per share (NAV per share
    less maximum redemption charge)(a)           $         10.20   $         16.61   $          7.97   $         13.12

CLASS Y:
  Net assets                                     $    49,550,118   $   192,892,258   $     3,589,072   $   104,700,445
  Shares outstanding                                   4,365,341        11,232,777           426,998         7,563,247
  Net asset value per share (NAV / shares
    outstanding)                                 $         11.35   $         17.17   $          8.41   $         13.84
  Offering price per share                       $         11.35   $         17.17   $          8.41   $         13.84
  Redemption proceeds per share                  $         11.35   $         17.17   $          8.41   $         13.84

                                                                                                            UBS
                                                        UBS              UBS               UBS         U.S. LARGE CAP
                                                     U.S. BOND       HIGH YIELD       INTERNATIONAL     VALUE EQUITY
                                                       FUND             FUND           EQUITY FUND          FUND
----------------------------------------------------------------------------------------------------------------------
CLASS A:
  Net assets                                     $    32,406,499   $    81,032,372   $    11,782,208   $   113,351,194
  Shares outstanding                                   3,017,470        10,884,592         1,211,502        11,026,255
  Net asset value per share (NAV / shares
    outstanding)                                 $         10.74   $          7.44   $          9.73   $         10.28
  Offering price per share (NAV per share plus
    maximum sales charge)(a)                     $         11.25   $          7.79   $         10.30   $         10.88
  Redemption proceeds per share                  $         10.74   $          7.44   $          9.73   $         10.28

CLASS B:
  Net assets                                     $     1,894,757   $     5,825,503   $     1,052,384   $     8,828,764
  Shares outstanding                                     176,354           782,550           109,506           870,368
  Net asset value per share (NAV / shares
    outstanding)                                 $         10.74   $          7.44   $          9.61   $         10.14
  Offering price per share                       $         10.74   $          7.44   $          9.61   $         10.14
  Redemption proceeds per share (NAV per share
    less maximum redemption charge)(a)           $         10.20   $          7.07   $          9.13   $          9.63

CLASS C:
  Net assets                                     $     2,285,703   $    17,828,350   $     1,644,033   $    19,007,449
  Shares outstanding                                     213,014         2,394,454           171,809         1,875,223
  Net asset value per share (NAV / shares
    outstanding)                                 $         10.73   $          7.45   $          9.57   $         10.14
  Offering price per share                       $         10.73   $          7.45   $          9.57   $         10.14
  Redemption proceeds per share (NAV per share
    less maximum redemption charge)(a)           $         10.65   $          7.39   $          9.47   $         10.04

CLASS Y:
  Net assets                                     $    88,376,460   $    48,666,394   $   113,392,578   $     5,758,270
  Shares outstanding                                   8,226,055         6,505,491        11,589,997           558,838
  Net asset value per share (NAV / shares
    outstanding)                                 $         10.74   $          7.48   $          9.78   $         10.30
  Offering price per share                       $         10.74   $          7.48   $          9.78   $         10.30
  Redemption proceeds per share                  $         10.74   $          7.48   $          9.78   $         10.30

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED
DECEMBER 31, 2004 (UNAUDITED)

                                                       UBS
                                                      GLOBAL              UBS
                                                    ALLOCATION       GLOBAL EQUITY
                                                       FUND               FUND
-----------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                    $    14,402,329    $     5,246,787
    Interest                                           8,813,760                 --
    Affiliated interest                                1,391,278             10,001
    Securities lending-net                               134,968                 --
    Foreign tax withheld                                (425,689)          (104,718)
                                                 ---------------    ---------------
        TOTAL INCOME                                  24,316,646          5,152,070
                                                 ---------------    ---------------
EXPENSES:
    Advisory and administration fees                   8,346,955          1,785,803
    Distribution and service fees:
        Class A                                        1,267,370            143,253
        Class B                                          842,615            641,918
        Class C                                        3,063,494            397,400
    Custodian                                            175,877            180,629
    Federal and state registration                        64,727             29,818
    Tranfer agency fees:
        Class A                                          199,759             99,433
        Class B                                           39,331            164,994
        Class C                                          197,037            102,853
        Class Y                                           22,064             16,698
    Professional services                                 58,803             53,625
    Shareholder reports                                   68,115             68,272
    Trustees                                              15,902              6,598
    Other                                                  5,000             13,706
                                                 ---------------    ---------------
        TOTAL OPERATING EXPENSES                      14,367,049          3,705,000
        Expenses waived by Advisor                            --           (298,523)
                                                 ---------------    ---------------
        NET OPERATING EXPENSES                        14,367,049          3,406,477
        Interest expense                                     868                129
                                                 ---------------    ---------------
        NET INVESTMENT INCOME                          9,948,729          1,745,464
                                                 ---------------    ---------------
  Net realized gain (loss) from:
    Investments                                       36,171,506         21,808,973
    Futures contracts                                   (965,253)                --
    Foreign forward currency transactions and
      foreign currency transactions                    8,134,250           (314,807)
                                                 ---------------    ---------------
        Net realized gain (loss)                      43,340,503         21,494,166
                                                 ---------------    ---------------
  Change in net unrealized appreciation
    (depreciation) on:
    Investments                                      199,269,017         27,965,874
    Futures contracts                                    (81,363)                --
    Foreign forward currency contracts                (3,511,675)        (1,643,123)
    Translation of other assets and liabilities
        denominated in foreign currency                  359,401             27,499
                                                 ---------------    ---------------
        Change in net unrealized appreciation
          (depreciation)                             196,035,380         26,350,250
                                                 ---------------    ---------------
  Net realized and unrealized gain                   239,375,883         47,844,416
                                                 ---------------    ---------------
  Net increase in net assets resulting
    from operations                              $   249,324,612    $    49,589,880
                                                 ===============    ===============

                 See accompanying notes to financial statements

                                                       UBS               UBS               UBS                UBS
                                                   GLOBAL BOND      U.S. LARGE CAP    U.S. LARGE CAP     U.S. SMALL CAP
                                                       FUND           EQUITY FUND       GROWTH FUND        GROWTH FUND
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                    $            --    $     2,007,481   $        41,194    $       315,790
    Interest                                             908,810              5,596                --                 --
    Affiliated interest                                   14,584             65,613             1,210             38,687
    Securities lending-net                                    --                 --                --                 --
    Foreign tax withheld                                  (1,859)                --                --                 --
                                                 ---------------    ---------------   ---------------    ---------------
        TOTAL INCOME                                     921,535          2,078,690            42,404            354,477
                                                 ---------------    ---------------   ---------------    ---------------
EXPENSES:
    Advisory and administration fees                     270,331            694,871            23,466            894,282
    Distribution and service fees:
        Class A                                           19,892             11,261             2,635            101,260
        Class B                                            6,803              5,895             1,602             53,254
        Class C                                           13,576              9,085             2,044             46,326
    Custodian                                             34,406             47,071             1,590             50,756
    Federal and state registration                        24,789             26,576            23,620             26,073
    Tranfer agency fees:
        Class A                                           10,869              1,100             2,251             17,691
        Class B                                            1,289                723               350             23,466
        Class C                                            1,312                670               438             17,210
        Class Y                                           20,222             22,727             3,509             10,854
    Professional services                                 31,625             40,985            30,743             42,295
    Shareholder reports                                   11,250             11,250             2,078             20,303
    Trustees                                               2,966              3,687             2,588              3,836
    Other                                                  4,013              5,821             2,881             41,782
                                                 ---------------    ---------------   ---------------    ---------------
        TOTAL OPERATING EXPENSES                         453,343            881,722            99,795          1,349,388
        Expenses waived by Advisor                      (117,038)                --           (69,207)          (148,425)
                                                 ---------------    ---------------   ---------------    ---------------
        NET OPERATING EXPENSES                           336,305            881,722            30,588          1,200,963
        Interest expense                                      88                 --                --                 --
                                                 ---------------    ---------------   ---------------    ---------------
        NET INVESTMENT INCOME                            585,142          1,196,968            11,816           (846,486)
                                                 ---------------    ---------------   ---------------    ---------------
  Net realized gain (loss) from:
    Investments                                          316,568          4,008,578           113,376          4,526,988
    Futures contracts                                         --            279,614                --                 --
    Foreign forward currency transactions and
      foreign currency transactions                      665,443                 --                --                 --
                                                 ---------------    ---------------   ---------------    ---------------
        Net realized gain (loss)                         982,011          4,288,192           113,376          4,526,988
                                                 ---------------    ---------------   ---------------    ---------------
  Change in net unrealized appreciation
    (depreciation) on:
    Investments                                        4,461,374         12,503,506           250,109         18,632,338
    Futures contracts                                         --             23,072                --                 --
    Foreign forward currency contracts                  (202,363)                --                --                 --
    Translation of other assets and liabilitie
        denominated in foreign currency                   62,702                 --                --                 --
                                                 ---------------    ---------------   ---------------    ---------------
        Change in net unrealized appreciation
          (depreciation)                               4,321,713         12,526,578           250,109         18,632,338
                                                 ---------------    ---------------   ---------------    ---------------
  Net realized and unrealized gain                     5,303,724         16,814,770           363,485         23,159,326
                                                 ---------------    ---------------   ---------------    ---------------
  Net increase in net assets resulting
    from operations                              $     5,888,866    $    18,011,738   $       375,301    $    22,312,840
                                                 ===============    ===============   ===============    ===============

                                                                                                                UBS
                                                        UBS               UBS              UBS            U.S. LARGE CAP
                                                     U.S. BOND         HIGH YIELD      INTERNATIONAL        VALUE EQUITY
                                                       FUND               FUND          EQUITY FUND            FUND
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
    Dividends                                    $            --    $         2,518   $     1,045,290    $     1,471,981
    Interest                                           2,853,615          6,979,555                --              4,796
    Affiliated interest                                   50,756             25,668            97,438             67,514
    Securities lending-net                                    --                 --            14,486                 --
    Foreign tax withheld                                      --                 --          (102,091)                --
                                                 ---------------    ---------------   ---------------    ---------------
        TOTAL INCOME                                   2,904,371          7,007,741         1,055,123          1,544,291
                                                 ---------------    ---------------   ---------------    ---------------
EXPENSES:
    Advisory and administration fees                     373,302            521,554           486,569            561,622
    Distribution and service fees:
        Class A                                           40,178             96,462            11,476            137,650
        Class B                                           10,104             34,846             4,423             54,638
        Class C                                            8,385             67,897             7,117             93,674
    Custodian                                             34,083             40,565            61,169             38,045
    Federal and state registration                        26,758             27,462            26,044             28,543
    Tranfer agency fees:
        Class A                                           26,659             69,037             3,829             82,996
        Class B                                            2,564              6,657               898             24,464
        Class C                                            1,579             17,835               703             16,524
        Class Y                                           24,608             21,273            42,199              1,608
    Professional services                                 39,846             39,314            38,154             43,190
    Shareholder reports                                   11,250             22,718            11,250             34,790
    Trustees                                               6,568              3,563             3,312              3,562
    Other                                                  4,930              6,638             4,743              3,788
                                                 ---------------    ---------------   ---------------    ---------------
        TOTAL OPERATING EXPENSES                         610,814            975,821           701,886          1,125,094
        Expenses waived by Advisor                      (162,018)           (43,671)         (120,697)          (220,823)
                                                 ---------------    ---------------   ---------------    ---------------
        NET OPERATING EXPENSES                           448,796            932,150           581,189            904,271
        Interest expense                                     632              2,227                --                 --
                                                 ---------------    ---------------   ---------------    ---------------
        NET INVESTMENT INCOME                          2,454,943          6,073,364           473,934            640,020
                                                 ---------------    ---------------   ---------------    ---------------
  Net realized gain (loss) from:
    Investments                                          908,128        (11,284,319)        6,320,103          5,844,830
    Futures contracts                                         --                 --                --            413,092
    Foreign forward currency transactions and
      foreign currency transactions                           --                 --           468,759                 --
                                                 ---------------    ---------------   ---------------    ---------------
        Net realized gain (loss)                         908,128        (11,284,319)        6,788,862          6,257,922
                                                 ---------------    ---------------   ---------------    ---------------
  Change in net unrealized appreciation
    (depreciation) on:
    Investments                                        1,511,624         19,557,882         8,855,488          7,147,650
    Futures contracts                                         --                 --                --            (25,277)
    Foreign forward currency contracts                        --                 --          (195,269)                --
    Translation of other assets and liabilitie
        denominated in foreign currency                       --                 --            19,831                 --
                                                 ---------------    ---------------   ---------------    ---------------
        Change in net unrealized appreciation
          (depreciation)                               1,511,624         19,557,882         8,680,050          7,122,373
                                                 ---------------    ---------------   ---------------    ---------------
  Net realized and unrealized gain                     2,419,752          8,273,563        15,468,912         13,380,295
                                                 ---------------    ---------------   ---------------    ---------------
  Net increase in net assets resulting
    from operations                              $     4,874,695    $    14,346,927   $    15,942,846    $    14,020,315
                                                 ===============    ===============   ===============    ===============

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    UBS
                                                          GLOBAL ALLOCATION FUND
                                                   ------------------------------------
                                                   SIX MONTHS ENDED
                                                   DECEMBER 31, 2004      YEAR ENDED
                                                      (UNAUDITED)       JUNE 30, 2004
---------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                           $      9,948,729    $      8,905,148
   Net realized gain                                     43,340,503          56,431,780
   Change in net unrealized appreciation
    (depreciation)                                      196,035,380          80,621,457
                                                   ----------------    ----------------
   Net increase in net assets from operations           249,324,612         145,958,385
                                                   ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income
        and net foreign currency gains                  (17,320,841)         (5,970,967)
      Distributions from net realized gain              (28,236,813)                 --
                                                   ----------------    ----------------
   Total Class A distributions                          (45,557,654)         (5,970,967)
                                                   ----------------    ----------------
   Class B:
      Distributions from net investment income
        and net foreign currency gains                   (1,509,441)           (915,014)
      Distributions from net realized gain               (4,518,318)                 --
                                                   ----------------    ----------------
   Total Class B distributions                           (6,027,759)           (915,014)
                                                   ----------------    ----------------
   Class C:
      Distributions from net investment income
        and net foreign currency gains                   (6,340,465)         (3,309,142)
      Distributions from net realized gain              (17,233,197)                 --
                                                   ----------------    ----------------
   Total Class C distributions                          (23,573,662)         (3,309,142)
                                                   ----------------    ----------------
   Class Y:
      Distributions from net investment income
        and net foreign currency gains                   (5,058,001)         (3,074,862)
      Distributions from net realized gain               (7,357,727)                 --
                                                   ----------------    ----------------
   Total Class Y distributions                          (12,415,728)         (3,074,862)
                                                   ----------------    ----------------
   Decrease in net assets from distributions            (87,574,803)        (13,269,985)
                                                   ----------------    ----------------
BENEFICIAL INTEREST TRANSACTIONS:
   Shares sold                                          638,726,711       1,382,201,088
   Shares issued on reinvestment of distributions        81,506,288          11,948,056
   Shares redeemed                                     (184,324,864)       (249,662,649)
   Redemption fees                                           38,081             191,450
                                                   ----------------    ----------------
   Net increase (decrease) in net assets
      resulting from beneficial interest
      transactions                                      535,946,216       1,144,677,945
                                                   ----------------    ----------------
   INCREASE IN NET ASSETS                               697,696,025       1,277,366,345
   NET ASSETS, BEGINNING OF PERIOD                    1,833,190,765         555,824,420
                                                   ----------------    ----------------
   NET ASSETS, END OF PERIOD                       $  2,530,886,790    $  1,833,190,765
                                                   ================    ================
   Net assets include accumulated undistributed
      net investment income (loss)                 $    (13,387,879)   $      6,892,140
                                                   ================    ================

                 See accompanying notes to financial statements

                                                                    UBS                                     UBS
                                                            GLOBAL EQUITY FUND                       GLOBAL BOND FUND
                                                   ------------------------------------    ------------------------------------
                                                   SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                   DECEMBER 31, 2004      YEAR ENDED       DECEMBER 31, 2004      YEAR ENDED
                                                      (UNAUDITED)        JUNE 30, 2004        (UNAUDITED)        JUNE 30, 2004
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                           $      1,745,464    $      3,274,811    $        585,142    $      1,126,514
   Net realized gain                                     21,494,166          41,492,000             982,011           3,680,002
   Change in net unrealized appreciation
    (depreciation)                                       26,350,250          38,104,909           4,321,713          (2,233,599)
                                                   ----------------    ----------------    ----------------    ----------------
   Net increase in net assets from operations            49,589,880          82,871,720           5,888,866           2,572,917
                                                   ----------------    ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income
        and net foreign currency gains                           --          (1,327,685)           (751,715)         (1,172,161)
      Distributions from net realized gain                       --                  --                  --                  --
                                                   ----------------    ----------------    ----------------    ----------------
   Total Class A distributions                                   --          (1,327,685)           (751,715)         (1,172,161)
                                                   ----------------    ----------------    ----------------    ----------------
   Class B:
      Distributions from net investment income
        and net foreign currency gains                           --          (1,295,502)            (55,219)           (130,281)
      Distributions from net realized gain                       --                  --                  --                  --
                                                   ----------------    ----------------    ----------------    ----------------
   Total Class B distributions                                   --          (1,295,502)            (55,219)           (130,281)
                                                   ----------------    ----------------    ----------------    ----------------
   Class C:
      Distributions from net investment income
        and net foreign currency gains                           --            (806,282)           (166,543)           (306,676)
      Distributions from net realized gain                       --                  --                  --                  --
                                                   ----------------    ----------------    ----------------    ----------------
   Total Class C distributions                                   --            (806,282)           (166,543)           (306,676)
                                                   ----------------    ----------------    ----------------    ----------------
   Class Y:
      Distributions from net investment income
        and net foreign currency gains                           --          (1,461,737)         (2,057,386)         (3,219,023)
      Distributions from net realized gain                       --                  --                  --                  --
                                                   ----------------    ----------------    ----------------    ----------------
   Total Class Y distributions                                   --          (1,461,737)         (2,057,386)         (3,219,023)
                                                   ----------------    ----------------    ----------------    ----------------
   Decrease in net assets from distributions                     --          (4,891,206)         (3,030,863)         (4,828,141)
                                                   ----------------    ----------------    ----------------    ----------------
BENEFICIAL INTEREST TRANSACTIONS:
   Shares sold                                           29,810,189         116,314,648          14,120,363          48,362,086
   Shares issued on reinvestment of distribution                 --           4,433,752           2,774,147           3,996,331
   Shares redeemed                                      (58,392,892)       (174,248,790)         (8,491,648)        (41,586,879)
   Redemption fees                                           12,305              75,284                  --                  --
                                                   ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net assets
      resulting from beneficial interest
      transactions                                      (28,570,398)        (53,425,106)          8,402,862          10,771,538
                                                   ----------------    ----------------    ----------------    ----------------
   INCREASE IN NET ASSETS                                21,019,482          24,555,408          11,260,865           8,516,314
   NET ASSETS, BEGINNING OF PERIOD                      449,021,167         424,465,759          60,612,690          52,096,376
                                                   ----------------    ----------------    ----------------    ----------------
   NET ASSETS, END OF PERIOD                       $    470,040,649    $    449,021,167    $     71,873,555    $     60,612,690
                                                   ================    ================    ================    ================
   Net assets include accumulated undistributed
      net investment income (loss)                 $     (1,817,368)   $     (3,562,832)   $       (204,414)   $      2,241,307
                                                   ================    ================    ================    ================

                                                                      UBS                                     UBS
                                                         U.S. LARGE CAP EQUITY FUND              U.S. LARGE CAP GROWTH FUND
                                                   ------------------------------------    ------------------------------------
                                                   SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                   DECEMBER 31, 2004      YEAR ENDED       DECEMBER 31, 2004      YEAR ENDED
                                                      (UNAUDITED)        JUNE 30, 2004        (UNAUDITED)        JUNE 30, 2004
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income                           $      1,196,968    $      1,004,894    $         11,816    $        (15,404)
   Net realized gain                                      4,288,192          11,716,372             113,376             155,984
   Change in net unrealized appreciation
     (depreciation)                                      12,526,578           9,752,484             250,109             797,408
                                                   ----------------    ----------------    ----------------    ----------------
   Net increase in net assets from operations            18,011,738          22,473,750             375,301             937,988
                                                   ----------------    ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income
        and net foreign currency gains                      (70,530)            (53,821)                 --                  --
      Distributions from net realized gain                 (307,072)                 --                  --                  --
                                                   ----------------    ----------------    ----------------    ----------------
   Total Class A distributions                             (377,602)            (53,821)                 --                  --
                                                   ----------------    ----------------    ----------------    ----------------
   Class B:
      Distributions from net investment income
        and net foreign currency gains                           --              (6,045)                 --                  --
      Distributions from net realized gain                  (33,274)                 --                  --                  --
                                                   ----------------    ----------------    ----------------    ----------------
   Total Class B distributions                              (33,274)             (6,045)                 --                  --
                                                   ----------------    ----------------    ----------------    ----------------
   Class C:
      Distributions from net investment income
        and net foreign currency gains                           --              (8,425)                 --                  --
      Distributions from net realized gain                  (55,839)                 --                  --                  --
                                                   ----------------    ----------------    ----------------    ----------------
   Total Class C distributions                              (55,839)             (8,425)                 --                  --
                                                   ----------------    ----------------    ----------------    ----------------
   Class Y:
      Distributions from net investment income
        and net foreign currency gains                   (1,586,166)         (1,467,245)                 --                  --
      Distributions from net realized gain               (5,139,352)                 --                  --                  --
                                                   ----------------    ----------------    ----------------    ----------------
   Total Class Y distributions                           (6,725,518)         (1,467,245)                 --                  --
                                                   ----------------    ----------------    ----------------    ----------------
   Decrease in net assets from distributions             (7,192,233)         (1,535,536)                 --                  --
                                                   ----------------    ----------------    ----------------    ----------------
BENEFICIAL INTEREST TRANSACTIONS:
   Shares sold                                           38,046,003          65,683,138           1,348,636           3,845,141
   Shares issued on reinvestment of distribution          6,546,536           1,386,399                  --                  --
   Shares redeemed                                      (12,262,833)        (29,424,284)         (1,584,492)         (1,925,501)
   Redemption fees                                               --                  --                  --                  --
                                                   ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net assets
      resulting from beneficial interest
      transactions                                       32,329,706          37,645,253            (235,856)          1,919,640
                                                   ----------------    ----------------    ----------------    ----------------
   INCREASE IN NET ASSETS                                43,149,211          58,583,467             139,445           2,857,628
   NET ASSETS, BEGINNING OF PERIOD                      164,339,506         105,756,039           6,551,474           3,693,846
                                                   ----------------    ----------------    ----------------    ----------------
   NET ASSETS, END OF PERIOD                       $    207,488,717    $    164,339,506    $      6,690,919    $      6,551,474
                                                   ================    ================    ================    ================
   Net assets include accumulated undistributed
      net investment income (loss)                 $         19,710    $        479,438    $         11,816    $             --
                                                   ================    ================    ================    ================

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    UBS
                                                        U.S. SMALL CAP GROWTH FUND
                                                   ------------------------------------
                                                   SIX MONTHS ENDED
                                                   DECEMBER 31, 2004      YEAR ENDED
                                                      (UNAUDITED)        JUNE 30, 2004
---------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                    $       (846,486)   $     (1,168,635)
   Net realized gain (loss)                               4,526,988           4,874,967
   Change in net unrealized appreciation
     (depreciation)                                      18,632,338          12,575,169
                                                   ----------------    ----------------
   Net increase in net assets from operations            22,312,840          16,281,501
                                                   ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income and
        net foreign currency gains                               --                  --
      Distributions from net realized gain               (1,360,386)           (117,997)
                                                   ----------------    ----------------
   Total Class A distributions                           (1,360,386)           (117,997)
                                                   ----------------    ----------------
   Class B:
      Distributions from net investment income and
        net foreign currency gains                               --                  --
      Distributions from net realized gain                 (164,894)            (38,599)
                                                   ----------------    ----------------
   Total Class B distributions                             (164,894)            (38,599)
                                                   ----------------    ----------------
   Class C:
      Distributions from net investment income and
        net foreign currency gains                               --                  --
      Distributions from net realized gain                 (148,667)            (28,117)
                                                   ----------------    ----------------
   Total Class C distributions                             (148,667)            (28,117)
                                                   ----------------    ----------------
   Class Y:
      Distributions from net investment income and
        net foreign currency gains                               --                  --
      Distributions from net realized gain               (1,487,236)           (213,659)
                                                   ----------------    ----------------
   Total Class Y distributions                           (1,487,236)           (213,659)
                                                   ----------------    ----------------
   Decrease in net assets from dstributions              (3,161,183)           (398,372)
                                                   ----------------    ----------------
BENEFICIAL INTEREST TRANSACTIONS:
   Shares sold                                           41,352,186         178,681,621*
   Shares issued on reinvestment of distributions         2,732,746             360,591
   Shares redeemed                                      (31,158,166)        (59,938,280)
   Redemption fees                                               --                  --
                                                   ----------------    ----------------
   Net increase (decrease) in net assets resulting
      from beneficial interest transactions              12,926,766         119,103,932
                                                   ----------------    ----------------
   INCREASE (DECREASE) IN NET ASSETS                     32,078,423         134,987,061
   NET ASSETS, BEGINNING OF PERIOD                      186,502,539          51,515,478
                                                   ----------------    ----------------
   NET ASSETS, END OF PERIOD                       $    218,580,962    $    186,502,539
                                                   ================    ================
   Net assets include accumulated undistributed
      net investment income (loss)                 $       (846,486)   $             --
                                                   ================    ================

 * The beneficial interest transactions include amounts from a taxable reorganization in which the UBS U.S. Small Cap Growth Fund acquired assets and liabilities of the UBS Enhanced NASDAQ-100 Fund on November 7, 2003. The amounts were $9,615,448 for Class A, $12,098,521 for Class B, $9,185,495 for Class C, and $640,425 for Class Y.

** The beneficial interest transactions include amounts from a tax-free reorganization in which the UBS U.S. Large Cap Value Equity Fund acquired assets and liabilities of the UBS Financial Sector Fund Inc. on November 7, 2003. The amounts were $93,138,892 for Class A, $30,423,510 for Class B, $18,702,929 for Class C, and $1,009,363 for Class Y.

                 See accompanying notes to financial statements

                                                                    UBS                                     UBS
                                                               U.S. BOND FUND                         HIGH YIELD FUND
                                                   ------------------------------------    ------------------------------------
                                                   SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                   DECEMBER 31, 2004      YEAR ENDED       DECEMBER 31, 2004      YEAR ENDED
                                                      (UNAUDITED)        JUNE 30, 2004        (UNAUDITED)        JUNE 30, 2004
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                    $      2,454,943    $      4,448,117    $      6,073,364    $     14,239,052
   Net realized gain (loss)                                 908,128            (825,059)        (11,284,319)        (20,836,259)
   Change in net unrealized appreciation
     (depreciation)                                       1,511,624          (3,614,761)         19,557,882          27,195,494
                                                   ----------------    ----------------    ----------------    ----------------
   Net increase in net assets from operations             4,874,695               8,297          14,346,927          20,598,287
                                                   ----------------    ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income a
        net foreign currency gains                         (666,948)         (1,363,453)         (3,195,561)         (6,142,642)
      Distributions from net realized gain                       --                  --                  --                  --
                                                   ----------------    ----------------    ----------------    ----------------
   Total Class A distributions                             (666,948)         (1,363,453)         (3,195,561)         (6,142,642)
                                                   ----------------    ----------------    ----------------    ----------------
   Class B:
      Distributions from net investment income a
        net foreign currency gains                          (33,216)            (87,991)           (258,305)           (783,588)
      Distributions from net realized gain                       --                  --                  --                  --
                                                   ----------------    ----------------    ----------------    ----------------
   Total Class B distributions                              (33,216)            (87,991)           (258,305)           (783,588)
                                                   ----------------    ----------------    ----------------    ----------------
   Class C:
      Distributions from net investment income a
        net foreign currency gains                          (41,183)            (91,612)           (698,190)         (1,491,309)
      Distributions from net realized gain                       --                  --                  --                  --
                                                   ----------------    ----------------    ----------------    ----------------
   Total Class C distributions                              (41,183)            (91,612)           (698,190)         (1,491,309)
                                                   ----------------    ----------------    ----------------    ----------------
   Class Y:
      Distributions from net investment income a
        net foreign currency gains                       (2,109,293)         (3,637,869)         (2,223,684)         (5,825,885)
      Distributions from net realized gain                       --                  --                  --                  --
                                                   ----------------    ----------------    ----------------    ----------------
   Total Class Y distributions                           (2,109,293)         (3,637,869)         (2,223,684)         (5,825,885)
                                                   ----------------    ----------------    ----------------    ----------------
   Decrease in net assets from dstributions              (2,850,640)         (5,180,925)         (6,375,740)        (14,243,424)
                                                   ----------------    ----------------    ----------------    ----------------
BENEFICIAL INTEREST TRANSACTIONS:
   Shares sold                                           17,910,791          66,628,147          34,623,658          74,832,468
   Shares issued on reinvestment of distribution          2,591,771           4,606,256           4,415,355           8,997,313
   Shares redeemed                                      (22,502,005)        (58,076,635)        (39,652,578)       (124,416,292)
   Redemption fees                                               --                  --                  --                  --
                                                   ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net assets resulti
      from beneficial interest transactions              (1,999,443)         13,157,768            (613,565)        (40,586,511)
                                                   ----------------    ----------------    ----------------    ----------------
   INCREASE (DECREASE) IN NET ASSETS                         24,612           7,985,140           7,357,622         (34,231,648)
   NET ASSETS, BEGINNING OF PERIOD                      124,938,807         116,953,667         145,994,997         180,226,645
                                                   ----------------    ----------------    ----------------    ----------------
   NET ASSETS, END OF PERIOD                       $    124,963,419    $    124,938,807    $    153,352,619    $    145,994,997
                                                   ================    ================    ================    ================
   Net assets include accumulated undistributed
      net investment income (loss)                 $       (287,259)   $        108,438    $          4,068    $        306,444
                                                   ================    ================    ================    ================

                                                                   UBS                                      UBS
                                                         INTERNATIONAL EQUITY FUND           U.S. LARGE CAP VALUE EQUITY FUND
                                                   ------------------------------------    ------------------------------------
                                                   SIX MONTHS ENDED                        SIX MONTHS ENDED
                                                   DECEMBER 31, 2004      YEAR ENDED       DECEMBER 31, 2004      YEAR ENDED
                                                      (UNAUDITED)        JUNE 30, 2004        (UNAUDITED)        JUNE 30, 2004
-------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
   Net investment income (loss)                    $        473,934    $      1,592,291    $        640,020    $        660,154
   Net realized gain (loss)                               6,788,862           6,628,337           6,257,922          25,653,640
   Change in net unrealized appreciation
     (depreciation)                                       8,680,050          12,205,966           7,122,373          (8,776,046)
                                                   ----------------    ----------------    ----------------    ----------------
   Net increase in net assets from operations            15,942,846          20,426,594          14,020,315          17,537,748
                                                   ----------------    ----------------    ----------------    ----------------
DISTRIBUTIONS TO SHAREHOLDERS BY CLASS:
   Class A:
      Distributions from net investment income a
        net foreign currency gains                         (125,017)           (115,181)         (1,124,509)           (157,601)
      Distributions from net realized gain                       --                  --         (18,062,835)                 --
                                                   ----------------    ----------------    ----------------    ----------------
   Total Class A distributions                             (125,017)           (115,181)        (19,187,344)           (157,601)
                                                   ----------------    ----------------    ----------------    ----------------
   Class B:
      Distributions from net investment income a
        net foreign currency gains                           (7,169)            (11,686)                 --             (12,230)
      Distributions from net realized gain                       --                  --          (1,432,842)                 --
                                                   ----------------    ----------------    ----------------    ----------------
   Total Class B distributions                               (7,169)            (11,686)         (1,432,842)            (12,230)
                                                   ----------------    ----------------    ----------------    ----------------
   Class C:
      Distributions from net investment income a
        net foreign currency gains                          (13,122)            (19,918)            (40,144)             (6,159)
      Distributions from net realized gain                       --                  --          (3,064,856)                 --
                                                   ----------------    ----------------    ----------------    ----------------
   Total Class C distributions                              (13,122)            (19,918)         (3,105,000)             (6,159)
                                                   ----------------    ----------------    ----------------    ----------------
   Class Y:
      Distributions from net investment income a
        net foreign currency gains                       (1,289,824)         (2,568,936)            (76,787)             (8,428)
      Distributions from net realized gain                       --                  --            (908,317)                 --
                                                   ----------------    ----------------    ----------------    ----------------
   Total Class Y distributions                           (1,289,824)         (2,568,936)           (985,104)             (8,428)
                                                   ----------------    ----------------    ----------------    ----------------
   Decrease in net assets from dstributions              (1,435,132)         (2,715,721)        (24,710,290)           (184,418)
                                                   ----------------    ----------------    ----------------    ----------------
BENEFICIAL INTEREST TRANSACTIONS:
   Shares sold                                           15,637,459         107,694,146           8,779,906         149,339,416**
   Shares issued on reinvestment of distribution          1,397,657           2,645,051          21,978,823             160,923
   Shares redeemed                                      (14,474,772)       (111,714,668)        (20,094,111)        (27,479,979)
   Redemption fees                                            1,849              54,418                  --                  --
                                                   ----------------    ----------------    ----------------    ----------------
   Net increase (decrease) in net assets resulti
      from beneficial interest transactions               2,562,193          (1,321,053)         10,664,618         122,020,360
                                                   ----------------    ----------------    ----------------    ----------------
   INCREASE (DECREASE) IN NET ASSETS                     17,069,907          16,389,820             (25,357)        139,373,690
   NET ASSETS, BEGINNING OF PERIOD                      110,801,296          94,411,476         146,971,034           7,597,344
                                                   ----------------    ----------------    ----------------    ----------------
   NET ASSETS, END OF PERIOD                       $    127,871,203    $    110,801,296    $    146,945,677    $    146,971,034
                                                   ================    ================    ================    ================
   Net assets include accumulated undistributed
      net investment income (loss)                 $       (776,672)   $        184,526    $        (43,223)   $        558,197
                                                   ================    ================    ================    ================

               UBS GLOBAL ALLOCATION FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                          SIX MONTHS
                                             ENDED
                                          DECEMBER 31,                              YEAR ENDED JUNE 30,
                                             2004          ----------------------------------------------------------------
CLASS A                                   (UNAUDITED)         2004           2003          2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $        12.35     $    10.69     $    10.60     $  11.10     $  11.20     $  11.99
                                        --------------     ----------     ----------     --------     --------     --------
Income (loss) from investment
  operations:
  Net investment income                           0.08**         0.12**         0.10**       0.10**       0.22         0.19**
  Net realized and unrealized gain
    (loss)                                        1.40           1.69           0.41         0.40         0.31        (0.30)
                                        --------------     ----------     ----------     --------     --------     --------
    Total income (loss) from
      investment operations                       1.48           1.81           0.51         0.50         0.53        (0.11)
                                        --------------     ----------     ----------     --------     --------     --------
Less distributions:
  Distributions from net investment
    income and net foreign currency
    gains                                        (0.19)         (0.15)         (0.42)       (0.19)          --        (0.16)
  Distributions from net realized
    gains                                        (0.32)            --             --        (0.81)       (0.63)       (0.52)
                                        --------------     ----------     ----------     --------     --------     --------
    Total distributions                          (0.51)         (0.15)         (0.42)       (1.00)       (0.63)       (0.68)
                                        --------------     ----------     ----------     --------     --------     --------
Net asset value, end of period          $        13.32     $    12.35     $    10.69     $  10.60     $  11.10     $  11.20
                                        ==============     ==========     ==========     ========     ========     ========
Total return+                                    12.03%         17.02%          5.35%        4.84%        4.95%       (0.80)%
Ratios/Supplemental data:
  Net assets, end of period (in 000s)   $    1,269,938     $  876,636     $  175,415     $  6,914     $    237     $    202
  Ratio of expenses to average net
    assets                                        1.12%***       1.28%          1.35%        1.35%        1.30%        1.24%
  Ratio of net investment income to
    average net assets                            1.21%***       1.00%          0.98%        0.98%        1.52%        1.74%
  Portfolio turnover rate                           28%            78%            66%         116%         115%          98%

                                         SIX MONTHS
                                            ENDED
                                         DECEMBER 31,             YEAR ENDED JUNE 30,               FOR THE
                                            2004           ---------------------------------      PERIOD ENDED
CLASS B                                  (UNAUDITED)            2004               2003          JUNE 30, 2002*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $        12.14     $        10.55     $        10.52     $        11.21
                                        --------------     --------------     --------------     --------------
Income from investment operations:
  Net investment income                           0.03**             0.02**             0.02**             0.12**
  Net realized and unrealized gain                1.38               1.68               0.41               0.19
                                        --------------     --------------     --------------     --------------
    Total income from investment
      operations                                  1.41               1.70               0.43               0.31
                                        --------------     --------------     --------------     --------------
Less distributions:
  Distributions from net investment
    income and net foreign currency
    gains                                        (0.11)             (0.11)             (0.40)             (0.19)
  Distributions from net realized
    gains                                        (0.32)                --                 --              (0.81)
                                        --------------     --------------     --------------     --------------
    Total distributions                          (0.43)             (0.11)             (0.40)             (1.00)
                                        --------------     --------------     --------------     --------------
Net asset value, end of period          $        13.12     $        12.14     $        10.55     $        10.52
                                        ==============     ==============     ==============     ==============
Total return+                                    11.58%             16.14%              4.60%              3.00%
Ratios/Supplemental data:
  Net assets, end of period (in 000s)   $      193,380     $      153,481     $       49,573     $        1,570
  Ratio of expenses to average net
    assets                                        1.92%***           2.09%              2.10%              2.10%***
  Ratio of net investment income to
    average net assets:                           0.41%***           0.19%              0.23%              2.17%***
  Portfolio turnover rate                           28%                78%                66%               116%

  * For the period December 13, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

                                         SIX MONTHS
                                            ENDED
                                         DECEMBER 31,             YEAR ENDED JUNE 30,               FOR THE
                                            2004           ---------------------------------      PERIOD ENDED
CLASS C                                  (UNAUDITED)            2004               2003          JUNE 30, 2002*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $        12.15     $        10.56     $        10.54     $        11.10
                                        --------------     --------------     --------------     --------------
Income from investment operations:
  Net investment income                           0.03**             0.03**             0.02**             0.11**
  Net realized and unrealized gain                1.38               1.68               0.41               0.33
                                        --------------     --------------     --------------     --------------
    Total income from investment
      operations                                  1.41               1.71               0.43               0.44
                                        --------------     --------------     --------------     --------------
Less distributions:
  Distributions from net investment
    income and net foreign currency
    gains                                        (0.12)             (0.12)             (0.41)             (0.19)
  Distributions from net realized
    gains                                        (0.32)                --                 --              (0.81)
                                        --------------     --------------     --------------     --------------
    Total distributions                          (0.44)             (0.12)             (0.41)             (1.00)
                                        --------------     --------------     --------------     --------------
Net asset value, end of period          $        13.12     $        12.15     $        10.56     $        10.54
                                        ==============     ==============     ==============     ==============
Total return+                                    11.58%             16.19%              4.55%              4.23%
Ratios/Supplemental data:
  Net assets, end of period (in 000s)   $      752,789     $      539,399     $      137,078     $        1,525
  Ratio of expenses to average net
    assets                                        1.89%***           2.06%              2.10%              2.10%***
  Ratio of net investment income to
    average net assets:                           0.44%***           0.23%              0.23%              1.77%***
  Portfolio turnover rate                           28%                78%                66%               116%

                                          SIX MONTHS
                                             ENDED
                                          DECEMBER 31,                              YEAR ENDED JUNE 30,
                                             2004          ------------------------------------------------------------------
CLASS Y                                   (UNAUDITED)         2004           2003           2002         2001         2000
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $        12.50     $    10.79     $    10.69     $   11.18     $   11.25    $   12.02
                                        --------------     ----------     ----------     ---------     ---------    ---------
Income (loss) from investment
  operations:
  Net investment income                           0.10**         0.15**         0.12**        0.13**        0.25         0.23**
  Net realized and unrealized gain
    (loss)                                        1.42           1.73           0.41          0.38          0.31        (0.30)
                                        --------------     ----------     ----------     ---------     ---------    ---------
    Total income (loss) from
      investment operations                       1.52           1.88           0.53          0.51          0.56        (0.07)
                                        --------------     ----------     ----------     ---------     ---------    ---------
Less distributions:
  Distributions from net investment
    income and net foreign currency
    gains                                        (0.22)         (0.17)         (0.43)        (0.19)           --        (0.18)
  Distributions from net realized
    gains                                        (0.32)            --             --         (0.81)        (0.63)       (0.52)
                                        --------------     ----------     ----------     ---------     ---------    ---------
    Total distributions                          (0.54)         (0.17)         (0.43)        (1.00)        (0.63)       (0.70)
                                        --------------     ----------     ----------     ---------     ---------    ---------
Net asset value, end of period          $        13.48     $    12.50     $    10.79     $   10.69     $   11.18    $   11.25
                                        ==============     ==========     ==========     =========     =========    =========
Total return+                                    12.15%         17.44%          5.50%         4.91%         5.20%       (0.48)%
Ratios/Supplemental data:
  Net assets, end of period (in 000s)   $      314,779     $  263,675     $  193,758     $ 165,630     $ 156,130    $ 284,229
  Ratio of expenses to average net
    assets                                        0.86%***       1.02%          1.10%         1.10%         1.05%        0.99%
  Ratio of net investment income to
    average net assets:                           1.47%***       1.26%          1.23%         1.24%         1.77%        1.99%
  Portfolio turnover rate                           28%            78%            66%          116%          115%          98%

  * For the period November 22, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

                 UBS GLOBAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                          SIX MONTHS
                                             ENDED
                                          DECEMBER 31,                              YEAR ENDED JUNE 30,
                                             2004          ----------------------------------------------------------------
CLASS A                                   (UNAUDITED)         2004           2003           2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                                $        10.51     $     8.89     $     9.37     $  10.61     $  12.44     $  13.40
                                        --------------     ----------     ----------     --------     --------     --------
Income (loss) from investment
  operations:
  Net investment income                           0.06**         0.10**         0.16**       0.04**       0.07         0.04**
  Net realized and unrealized gain
    (loss)                                        1.18           1.63          (0.39)       (0.88)       (0.56)        0.27
                                        --------------     ----------     ----------     --------     --------     --------
    Total income (loss) from
      investment operations                       1.24           1.73          (0.23)       (0.84)       (0.49)        0.31
                                        --------------     ----------     ----------     --------     --------     --------
Less distributions:
  Distributions from net investment
    income and net foreign currency
    gains                                           --          (0.11)         (0.25)       (0.06)       (0.02)       (0.06)
  Distributions from net realized
    gains                                           --             --             --        (0.34)       (1.32)       (1.21)
                                        --------------     ----------     ----------     --------     --------     --------
    Total distributions                             --          (0.11)         (0.25)       (0.40)       (1.34)       (1.27)
                                        --------------     ----------     ----------     --------     --------     --------
Net asset value, end of period          $        11.75     $    10.51     $     8.89     $   9.37     $  10.61     $  12.44
                                        ==============     ==========     ==========     ========     ========     ========
Total return+                                    11.80%         19.49%         (2.23)%      (8.05)%      (4.45)%       2.49%
Ratios/Supplemental data:
  Net assets, end of period
    (in 000s)                           $      119,595     $  117,084     $  123,756     $ 15,173     $    302     $    224
  Ratio of expenses to average net
    assets:
    Before expense reimbursement
      and earnings credits                        1.38%***       1.44%          1.44%        1.47%        1.37%        1.33%
    After expense reimbursement and
      earnings credits                            1.25%***       1.25%          1.25%        1.25%        1.25%        1.25%
  Ratio of net investment income to
    average net assets:
    Before expense reimbursement
      and earnings credits                        0.93%***       0.80%          1.73%        0.17%        0.65%        0.23%
    After expense reimbursement and
      earnings credits                            1.06%***       0.99%          1.92%        0.39%        0.77%        0.31%
  Portfolio turnover rate                           19%            50%           206%         117%          81%         111%

                                         SIX MONTHS
                                            ENDED
                                         DECEMBER 31,             YEAR ENDED JUNE 30,               FOR THE
                                            2004           ---------------------------------      PERIOD ENDED
CLASS B                                  (UNAUDITED)            2004               2003          JUNE 30, 2002*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $        10.37     $         8.82     $         9.34     $        10.17
                                        --------------     --------------     --------------     --------------
Income (loss) from investment
  operations:
  Net investment income                           0.02**             0.02**             0.10**             0.05**
  Net realized and unrealized gain
    (loss)                                        1.16               1.62              (0.39)             (0.48)
                                        --------------     --------------     --------------     --------------
    Total income (loss) from
      investment operations                       1.18               1.64              (0.29)             (0.43)
                                        --------------     --------------     --------------     --------------
Less distributions:
  Distributions from net investment
    income and net foreign currency
    gains                                           --              (0.09)             (0.23)             (0.06)
  Distributions from net realized
    gains                                           --                 --                 --              (0.34)
                                        --------------     --------------     --------------     --------------
    Total distributions                             --              (0.09)             (0.23)             (0.40)
                                        --------------     --------------     --------------     --------------
Net asset value, end of period          $        11.55     $        10.37     $         8.82     $         9.34
                                        ==============     ==============     ==============     ==============
Total return+                                    11.38%             18.61%             (2.91)%            (4.38)%
Ratios/Supplemental data:
  Net assets, end of period (in 000s)   $      128,899     $      134,419     $      144,232     $          418
  Ratio of expenses to average net
    assets:
    Before expense reimbursement and
      earnings credits                            2.21%***           2.27%              2.20%              2.25%***
    After expense reimbursement and
      earnings credits                            2.00%***           2.00%              2.00%              2.00%***
  Ratio of net investment income
    (loss) to average net assets:
    Before expense reimbursement and
      earnings credits                            0.10%***          (0.03)%             0.97%              0.72%***
    After expense reimbursement and
      earnings credits                            0.31%***           0.24%              1.17%              0.97%***
  Portfolio turnover rate                           19%                50%               206%               117%

  * For the period December 11, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

                                         SIX MONTHS
                                            ENDED
                                         DECEMBER 31,             YEAR ENDED JUNE 30,               FOR THE
                                            2004           ---------------------------------      PERIOD ENDED
CLASS C                                  (UNAUDITED)            2004               2003          JUNE 30, 2002*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $        10.33     $         8.79     $         9.33     $        10.18
                                        --------------     --------------     --------------     --------------
Income (loss) from investment
  operations:
  Net investment income                           0.02**             0.02**             0.10**             0.04**
  Net realized and unrealized gain
    (loss)                                        1.16               1.61              (0.40)             (0.49)
                                        --------------     --------------     --------------     --------------
    Total income (loss) from
      investment operations                       1.18               1.63              (0.30)             (0.45)
                                        --------------     --------------     --------------     --------------
Less distributions:
  Distributions from net investment
    income and net foreign currency
    gains                                           --              (0.09)             (0.24)             (0.06)
  Distributions from net realized
    gains                                           --                 --                 --              (0.34)
                                        --------------     --------------     --------------     --------------
    Total distributions                             --              (0.09)             (0.24)             (0.40)
                                        --------------     --------------     --------------     --------------
Net asset value, end of period          $        11.51     $        10.33     $         8.79     $         9.33
                                        ==============     ==============     ==============     ==============
Total return+                                    11.42%             18.54%             (2.93)%            (4.57)%
Ratios/Supplemental data:
  Net assets, end of period (in 000s)   $       79,851     $       82,684     $       93,605     $          351
  Ratio of expenses to average net
    assets:
    Before expense reimbursement and
      earnings credits                            2.22%***           2.28%              2.24%              2.23%***
    After expense reimbursement and
      earnings credits                            2.00%***           2.00%              2.00%              2.00%***
  Ratio of net investment income
    (loss) to average net assets:
    Before expense reimbursement and
      earnings credits                            0.09%***          (0.03)%             0.93%              0.55%***
    After expense reimbursement and
      earnings credits                            0.31%***           0.25%              1.17%              0.78%***
  Portfolio turnover rate                           19%                50%               206%               117%

                                          SIX MONTHS
                                             ENDED
                                          DECEMBER 31,                              YEAR ENDED JUNE 30,
                                             2004          ----------------------------------------------------------------
CLASS Y                                   (UNAUDITED)         2004           2003           2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $        10.67     $     8.99     $     9.47     $  10.68     $  12.47     $  13.42
                                        --------------     ----------     ----------     --------     --------     --------
Income (loss) from investment
  operations:
  Net investment income                           0.07**         0.13**         0.18**       0.06**       0.09         0.07**
  Net realized and unrealized gain
    (loss)                                        1.20           1.67          (0.39)       (0.87)       (0.54)        0.27
                                        --------------     ----------     ----------     --------     --------     --------
    Total income (loss) from
      investment operations                       1.27           1.80          (0.21)       (0.81)       (0.45)        0.34
                                        --------------     ----------     ----------     --------     --------     --------
Less distributions:
  Distributions from net investment
    income and net foreign currency
    gains                                           --          (0.12)         (0.27)       (0.06)       (0.02)       (0.08)
  Distributions from net realized
    gains                                           --             --             --        (0.34)       (1.32)       (1.21)
                                        --------------     ----------     ----------     --------     --------     --------
      Total distributions                           --          (0.12)         (0.27)       (0.40)       (1.34)       (1.29)
                                        --------------     ----------     ----------     --------     --------     --------
Net asset value, end of period          $        11.94     $    10.67     $     8.99     $   9.47     $  10.68     $  12.47
                                        ==============     ==========     ==========     ========     ========     ========
Total return+                                    11.90%         20.09%         (1.93)%      (7.71)%      (4.07)%       2.69%
Ratios/Supplemental data:
  Net assets, end of period (in 000s)   $      141,696     $  114,835     $   62,873     $ 40,714     $ 49,306     $ 40,538
  Ratio of expenses to average net
    assets:
    Before expense reimbursement and
      earnings credits                            0.99%***       1.03%          1.16%        1.19%        1.12%        1.08%
    After expense reimbursement and
      earnings credits                            0.99%***       1.00%          1.00%        1.00%        1.00%        1.00%
  Ratio of net investment income to
    average net assets:
    Before expense reimbursement and
      earnings credits                            1.32%***       1.21%          2.01%        0.45%        0.90%        0.48%
    After expense reimbursement and
      earnings credits                            1.32%***       1.24%          2.17%        0.64%        1.02%        0.56%
  Portfolio turnover rate                           19%            50%           206%         117%          81%         111%

  * For the period November 27, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

                  UBS GLOBAL BOND FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                          SIX MONTHS
                                             ENDED
                                          DECEMBER 31,                              YEAR ENDED JUNE 30,
                                             2004          ----------------------------------------------------------------
CLASS A                                   (UNAUDITED)         2004           2003           2002         2001         2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $         9.87     $    10.24     $     9.01     $   8.58     $   9.09     $   9.16
                                        --------------     ----------     ----------     --------     --------     --------
Income (loss) from investment
  operations:
  Net investment income                           0.08**         0.19**         0.24**       0.17**       0.33**       0.37**
  Net realized and unrealized gain
    (loss)                                        0.82           0.35           1.21         0.43        (0.72)       (0.43)
                                        --------------     ----------     ----------     --------     --------     --------
    Total income (loss) from
      investment operations                       0.90           0.54           1.45         0.60        (0.39)       (0.06)
                                        --------------     ----------     ----------     --------     --------     --------
Less distributions:
  Distributions from net investment
    income and net foreign currency
    gains                                        (0.47)         (0.91)         (0.22)          --        (0.06)          --
  Distributions from net realized
    gains                                           --             --             --           --           --        (0.01)
  Distributions from return of capital              --             --             --        (0.17)          --           --
                                        --------------     ----------     ----------     --------     --------     --------
    Total distributions                          (0.47)         (0.91)         (0.22)       (0.17)       (0.06)       (0.01)
                                        --------------     ----------     ----------     --------     --------     --------
Net asset value, end of period          $        10.30     $     9.87     $    10.24     $   9.01     $   8.64     $   9.09
                                        ==============     ==========     ==========     ========     ========     ========
Total return+                                     9.22%          5.21%         16.34%        7.18%       (4.27)%      (0.66)%
Ratios/Supplemental data:
  Net assets, end of period (in 000s)   $       17,052     $   14,610     $   11,659     $  1,925     $      3     $      1
  Ratio of expenses to average net
    assets:
    Before expense reimbursement and
      earnings credits                            1.54%***       1.55%          1.53%        1.49%        1.37%        1.30%
    After expense reimbursement and
      earnings credits                            1.15%***       1.15%          1.15%        1.15%        1.15%        1.19%++
  Ratio of net investment income to
    average net assets:
    Before expense reimbursement and
      earnings credits                            1.26%***       1.44%          2.06%        2.72%        3.60%        4.09%
    After expense reimbursement and
      earnings credits                            1.65%***       1.84%          2.44%        3.06%        3.82%        4.20%
  Portfolio turnover rate                           48%           186%           145%         157%         165%          87%

                                         SIX MONTHS
                                            ENDED
                                         DECEMBER 31,             YEAR ENDED JUNE 30,               FOR THE
                                            2004           ---------------------------------      PERIOD ENDED
CLASS B                                  (UNAUDITED)            2004               2003          JUNE 30, 2002*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period    $         9.88     $        10.25     $         9.01     $         8.35
                                        --------------     --------------     --------------     --------------
Income from investment operations:
  Net investment income                           0.05**             0.11**             0.16**             0.11**
  Net realized and unrealized gain                0.82               0.35               1.23               0.69
                                        --------------     --------------     --------------     --------------
    Total income from investment
      operations                                  0.87               0.46               1.39               0.80
                                        --------------     --------------     --------------     --------------
Less distributions:
  Distributions from net investment
    income and net foreign currency
    gains                                        (0.43)             (0.83)             (0.15)                --
  Distributions from return of capital              --                 --                 --              (0.14)
                                        --------------     --------------     --------------     --------------
    Total distributions                          (0.43)             (0.83)             (0.15)             (0.14)
                                        --------------     --------------     --------------     --------------
Net asset value, end of period          $        10.32     $         9.88     $        10.25     $         9.01
                                        ==============     ==============     ==============     ==============
Total return+                                     8.87%              4.38%             15.61%              9.67%
Ratios/Supplemental data:
  Net assets, end of period (in 000s)   $        1,356     $        1,536     $        1,755     $          392
  Ratio of expenses to average net
    assets:
    Before expense reimbursement and
      earnings credits                            2.35%***           2.33%              2.30%              2.25%***
    After expense reimbursement and
      earnings credits                            1.90%***           1.90%              1.90%              1.90%***
  Ratio of net investment income to
    average net assets:
    Before expense reimbursement and
      earnings credits                            0.45%***           0.66%              1.29%              1.94%***
    After expense reimbursement and
      earnings credits                            0.90%***           1.09%              1.69%              2.29%***
  Portfolio turnover rate                           48%               186%               145%               157%

  * On July 2, 2001, Class A was fully liquidated. For the period November 5, 2001 and November 26, 2001 (commencement of reissuance and issuance for Class A and B, respectively) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
 ++ The ratio of net operating expenses to average net assets for Class A was 1.15%.

                 See accompanying notes to financial statements

                                                              SIX MONTHS
                                                                ENDED
                                                             DECEMBER 31,              YEAR              FOR THE
                                                                 2004                 ENDED            PERIOD ENDED
CLASS C                                                      (UNAUDITED)          JUNE 30, 2004       JUNE 30, 2003*
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $         9.85        $        10.23      $         9.00
                                                            --------------        --------------      --------------
Income from investment operations:
   Net investment income                                              0.06**                0.14**              0.19**
   Net realized and unrealized gain                                   0.82                  0.34                1.22
                                                            --------------        --------------      --------------
         Total income from investment operations                      0.88                  0.48                1.41
                                                            --------------        --------------      --------------
Less distributions:
   Distributions from net investment income and net
     foreign currency gains                                          (0.45)                (0.86)              (0.18)
                                                            --------------        --------------      --------------
Net asset value, end of period                              $        10.28        $         9.85      $        10.23
                                                            ==============        ==============      ==============
Total return+                                                         9.01%                 4.64%              15.84%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $        3,915        $        3,451      $        3,198
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits               1.97%***              1.99%               2.01%***
      After expense reimbursement and earnings credits                1.65%***              1.65%               1.65%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits               0.83%***              1.00%               1.58%***
      After expense reimbursement and earnings credits                1.15%***              1.34%               1.94%***
   Portfolio turnover rate                                              48%                  186%                145%

                                        SIX MONTHS
                                           ENDED
                                        DECEMBER 31,                            YEAR ENDED JUNE 30,
                                           2004          ------------------------------------------------------------------
CLASS Y                                 (UNAUDITED)         2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $       10.83     $    11.16    $     9.79    $     8.57    $     9.01    $     9.18
                                       -------------     ----------    ----------    ----------    ----------    ----------
Income (loss) from investment
  operations:
   Net investment income                        0.11**         0.23**        0.28**        0.31**        0.36**        0.40**
   Net realized and unrealized gain
     (loss)                                     0.90           0.38          1.33          1.09         (0.72)        (0.43)
                                       -------------     ----------    ----------    ----------    ----------    ----------
         Total income (loss) from
           investment operations                1.01           0.61          1.61          1.40         (0.36)        (0.03)
                                       -------------     ----------    ----------    ----------    ----------    ----------
Less distributions:
   Distributions from net investment
     income and net foreign
     currency gains                            (0.49)         (0.94)        (0.24)           --         (0.08)        (0.13)
   Distributions from net realized
     gains                                        --             --            --            --            --         (0.01)
   Distributions from return of
     capital                                      --             --            --         (0.18)
                                       -------------     ----------    ----------    ----------    ----------    ----------
         Total distributions                   (0.49)         (0.94)        (0.24)        (0.18)        (0.08)        (0.14)
                                       -------------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period         $       11.35     $    10.83    $    11.16    $     9.79    $     8.57    $     9.01
                                       =============     ==========    ==========    ==========    ==========    ==========
Total return+                                   9.38%          5.43%        16.72%        16.57%        (4.02)%       (0.34)%
Ratios/Supplemental data:
   Net assets, end of period
     (in 000s)                         $      49,550     $   41,016    $   35,484    $   34,421    $   37,822    $   43,467
   Ratio of expenses to average net
     assets:
      Before expense reimbursement
        and earnings credits                    1.24%***       1.24%         1.32%         1.17%         1.12%         1.05%
      After expense reimbursement
        and earnings credits                    0.90%***       0.90%         0.90%         0.90%         0.90%         0.94%#
   Ratio of net investment income to
     average net assets:
      Before expense reimbursement
        and earnings credits                    1.56%***       1.75%         2.27%         3.14%         3.85%         4.34%
      After expense reimbursement
        and earnings credits                    1.90%***       2.09%         2.69%         3.41%         4.07%         4.45%
   Portfolio turnover rate                        48%           186%          145%          157%          165%           87%

  * For period July 2, 2002 (commencement of issuance) through June 30, 2003. ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  # The ratio of net operating expenses to average net assets for Class Y was 0.90%.

                 See accompanying notes to financial statements

             UBS U.S. LARGE CAP EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                        SIX MONTHS
                                           ENDED
                                        DECEMBER 31,                            YEAR ENDED JUNE 30,
                                           2004          ------------------------------------------------------------------
CLASS A                                 (UNAUDITED)         2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $       16.08     $    13.63    $    13.94    $    15.97    $    15.97    $    21.39
                                       -------------     ----------    ----------    ----------    ----------    ----------
Income (loss) from investment
  operations:
   Net investment income                        0.09**         0.06**        0.11**        0.08**        0.08**        0.13**
   Net realized and unrealized gain
     (loss)                                     1.46           2.54          0.04         (1.38)         1.56         (3.75)
                                       -------------     ----------    ----------    ----------    ----------    ----------
         Total income (loss) from
           investment operations                1.55           2.60          0.15         (1.30)         1.64         (3.62)
                                       -------------     ----------    ----------    ----------    ----------    ----------
Less distributions:
   Distributions from net investment
     income                                    (0.11)         (0.15)        (0.08)        (0.04)        (0.29)        (0.03)
   Distributions from net realized
     gains                                     (0.48)            --         (0.38)        (0.69)        (1.35)        (1.77)
                                       -------------     ----------    ----------    ----------    ----------    ----------
         Total distributions                   (0.59)         (0.15)        (0.46)        (0.73)        (1.64)        (1.80)
                                       -------------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period         $       17.04     $    16.08    $    13.63    $    13.94    $    15.97    $    15.97
                                       =============     ==========    ==========    ==========    ==========    ==========
Total return+                                   9.62%         19.10%         1.37%        (8.41)%       10.63%       (17.24)%
Ratios/Supplemental data:
   Net assets, end of period (in
     000s)                             $      11,330     $    7,886    $    4,702    $   13,698    $    7,067    $    7,191
   Ratio of expenses to average net
     assets:
      Before expense reimbursement
        and earnings credits                    1.19%***       1.36%         1.30%         1.19%         1.17%         1.09%
      After expense reimbursement
        and earnings credits                    1.19%***       1.30%         1.05%         1.05%         1.05%         1.05%
   Ratio of net investment income to
     average net assets:
      Before expense reimbursement
        and earnings credits                    1.12%***       0.37%         0.64%         0.40%         0.37%         0.64%
      After expense reimbursement
        and earnings credits                    1.12%***       0.43%         0.89%         0.54%         0.49%         0.68%
   Portfolio turnover rate                        18%            43%           33%           60%           54%           55%

                                                           SIX MONTHS
                                                              ENDED
                                                           DECEMBER 31,           YEAR ENDED JUNE 30,             FOR THE
                                                              2004            ---------------------------       PERIOD ENDED
CLASS B                                                    (UNAUDITED)           2004             2003         JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $       15.81       $    13.45       $    13.87      $        14.76
                                                          -------------       ----------       ----------      --------------
Income (loss) from investment operations:
   Net investment income (loss)                                    0.02**          (0.05)**          0.02**              0.06**
   Net realized and unrealized gain (loss)                         1.44             2.50             0.02               (0.22)
                                                          -------------       ----------       ----------      --------------
         Total income (loss) from investment operations            1.46             2.45             0.04               (0.16)
                                                          -------------       ----------       ----------      --------------
Less distributions:
   Distributions from net investment income                          --            (0.09)           (0.08)              (0.04)
   Distributions from net realized gains                          (0.48)              --            (0.38)              (0.69)
                                                          -------------       ----------       ----------      --------------
         Total distributions                                      (0.48)           (0.09)           (0.46)              (0.73)
                                                          -------------       ----------       ----------      --------------
Net asset value, end of period                            $       16.79       $    15.81       $    13.45      $        13.87
                                                          =============       ==========       ==========      ==============
Total return+                                                      9.22%           18.25%            0.63%              (1.39)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                    $       1,252       $    1,217       $      635      $          223
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            2.04%***         2.04%            2.04%               1.99%***
      After expense reimbursement and earnings credits             2.04%***         2.04%            1.80%               1.80%***
   Ratio of net investment income (loss) to average
     net assets:
      Before expense reimbursement and earnings credits            0.27%***        (0.31)%          (0.10)%              0.46%***
      After expense reimbursement and earnings credits             0.27%***        (0.31)%           0.14%               0.65%***
   Portfolio turnover rate                                           18%              43%              33%                 60%

  * For the period November 5, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

                                                           SIX MONTHS
                                                              ENDED
                                                           DECEMBER 31,           YEAR ENDED JUNE 30,             FOR THE
                                                              2004            ---------------------------       PERIOD ENDED
CLASS C                                                    (UNAUDITED)           2004             2003         JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $       15.80       $    13.44       $    13.88      $        15.20
                                                          -------------       ----------       ----------      --------------
Income (loss) from investment operations:
   Net investment income (loss)                                    0.03**          (0.04)**          0.02**              0.07**
   Net realized and unrealized gain (loss)                         1.43             2.49             0.03               (0.66)
                                                          -------------       ----------       ----------      --------------
         Total income (loss) from investment operations            1.46             2.45             0.05               (0.59)
                                                          -------------       ----------       ----------      --------------
Less distributions:
   Distributions from net investment income                          --            (0.09)           (0.11)              (0.04)
   Distributions from net realized gains                          (0.48)              --            (0.38)              (0.69)
                                                          -------------       ----------       ----------      --------------
         Total distributions                                      (0.48)           (0.09)           (0.49)              (0.73)
                                                          -------------       ----------       ----------      --------------
Net asset value, end of period                            $       16.78       $    15.80       $    13.44      $        13.88
                                                          =============       ==========       ==========      ==============
Total return+                                                      9.22%           18.26%            0.68%              (4.18)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                    $       2,015       $    1,629       $    1,020      $           70
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            1.99%***         2.00%            2.04%               1.97%***
      After expense reimbursement and earnings credits             1.99%***         2.00%            1.80%               1.80%***
   Ratio of net investment income (loss) to average
     net assets:
      Before expense reimbursement and earnings credits            0.32%***        (0.27)%          (0.10)%              0.56%***
      After expense reimbursement and earnings credits             0.32%***        (0.27)%           0.14%               0.73%***
   Portfolio turnover rate                                           18%              43%              33%                 60%

                                        SIX MONTHS
                                           ENDED
                                        DECEMBER 31,                            YEAR ENDED JUNE 30,
                                           2004          ------------------------------------------------------------------
CLASS Y                                 (UNAUDITED)         2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $       16.21     $    13.73    $    14.07    $    16.07    $    16.07    $    21.48
                                       -------------     ----------    ----------    ----------    ----------    ----------
Income (loss) from investment
  operations:
   Net investment income                        0.11**         0.12**        0.14**        0.12**        0.12**        0.16**
   Net realized and unrealized gain
     (loss)                                     1.48           2.55          0.04         (1.39)         1.57         (3.75)
                                       -------------     ----------    ----------    ----------    ----------    ----------
         Total income (loss) from
           investment operations                1.59           2.67          0.18         (1.27)         1.69         (3.59)
                                       -------------     ----------    ----------    ----------    ----------    ----------
Less distributions:
   Distributions from net investment
     income                                    (0.15)         (0.19)        (0.14)        (0.04)        (0.34)        (0.05)
   Distributions from net realized
     gains                                     (0.48)            --         (0.38)        (0.69)        (1.35)        (1.77)
                                       -------------     ----------    ----------    ----------    ----------    ----------
         Total distributions                   (0.63)         (0.19)        (0.52)        (0.73)        (1.69)        (1.82)
                                       -------------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period         $       17.17     $    16.21    $    13.73    $    14.07    $    16.07    $    16.07
                                       =============     ==========    ==========    ==========    ==========    ==========
Total return+                                   9.77%         19.50%         1.69%        (8.17)%       10.88%       (17.00)%
Ratios/Supplemental data:
   Net assets, end of period (in
     000s)                             $     192,892     $  153,608    $   99,398    $   87,710    $  125,997    $  167,870
   Ratio of expenses to average net
     assets:
      Before expense reimbursement
        and earnings credits                    0.95%***       0.96%         1.04%         0.93%         0.92%         0.84%
      After expense reimbursement
        and earnings credits                    0.95%***       0.96%         0.80%         0.80%         0.80%         0.80%
   Ratio of net investment income to
     average net assets:
      Before expense reimbursement
        and earnings credits                    1.36%***       0.76%         0.90%         0.66%         0.62%         0.89%
      After expense reimbursement
        and earnings credits                    1.36%***       0.76%         1.14%         0.79%         0.74%         0.93%
   Portfolio turnover rate                        18%            43%           33%           60%           54%           55%

  * For the period November 13, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

             UBS U.S. LARGE CAP GROWTH FUND -- FINANCIAL HIGHLIGHTS

                                        SIX MONTHS
                                           ENDED
                                        DECEMBER 31,                            YEAR ENDED JUNE 30,
                                           2004          ------------------------------------------------------------------
CLASS A                                 (UNAUDITED)         2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $        7.71     $     6.39    $     6.38    $     8.90    $    15.20    $    13.88
                                       -------------     ----------    ----------    ----------    ----------    ----------
Income (loss) from investment
  operations:
   Net investment income (loss)                 0.01*         (0.02)*        0.00#*       (0.02)*       (0.07)        (0.02)*
   Net realized and unrealized gain
     (loss)                                     0.52           1.34          0.01         (2.45)        (4.32)         2.29
                                       -------------     ----------    ----------    ----------    ----------    ----------
         Total income (loss) from
           investment operations                0.53           1.32          0.01         (2.47)        (4.39)         2.27
                                       -------------     ----------    ----------    ----------    ----------    ----------
Less distributions:
   Distributions from net realized
     gains                                        --             --            --         (0.05)        (1.91)        (0.95)
                                       -------------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period         $        8.24     $     7.71    $     6.39    $     6.38    $     8.90    $    15.20
                                       =============     ==========    ==========    ==========    ==========    ==========
Total return+                                   6.87%         20.66%         0.16%       (27.89)%      (31.59)%       17.18%
Ratios/Supplemental data:
   Net assets, end of period (in
     000s)                             $       2,433     $    2,275    $    1,163    $    1,155    $        1    $        1
   Ratio of expenses to average net
     assets:
      Before expense reimbursement
        and earnings credits                    3.33%***       2.76%         3.91%         2.51%         1.59%         2.11%
      After expense reimbursement
        and earnings credits                    1.05%***       1.05%         1.05%         1.05%         1.05%         1.05%
   Ratio of net investment income
     (loss) to average net assets:
      Before expense reimbursement
        and earnings credits                   (1.93)%***     (2.03)%       (2.82)%       (1.71)%       (0.91)%       (1.22)%
      After expense reimbursement
        and earnings credits                    0.35%***      (0.32)%        0.04%        (0.25)%       (0.37)%       (0.16)%
   Portfolio turnover rate                        47%           102%           86%           93%           56%           86%

                                                           SIX MONTHS
                                                              ENDED
                                                           DECEMBER 31,           YEAR ENDED JUNE 30,             FOR THE
                                                              2004            ---------------------------       PERIOD ENDED
CLASS B                                                    (UNAUDITED)           2004             2003         JUNE 30, 2002^
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $        7.57       $     6.32       $     6.36      $         7.86
                                                          -------------       ----------       ----------      --------------
Income (loss) from investment operations:
   Net investment loss                                            (0.02)*          (0.08)*          (0.04)*             (0.05)*
   Net realized and unrealized gain (loss)                         0.51             1.33               --               (1.40)
                                                          -------------       ----------       ----------      --------------
         Total income (loss) from investment operations            0.49             1.25            (0.04)              (1.45)
                                                          -------------       ----------       ----------      --------------
Less distributions:
   Distributions from net realized gains                             --               --               --               (0.05)
                                                          -------------       ----------       ----------      --------------
Net asset value, end of period                            $        8.06       $     7.57       $     6.32      $         6.36
                                                          =============       ==========       ==========      ==============
Total return+                                                      6.47%           19.78%           (0.63)%            (18.61)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                    $         356       $      342       $      321      $          115
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            4.07%**          3.48%            4.54%               3.06%**
      After expense reimbursement and earnings credits             1.80%**          1.80%            1.80%               1.80%**
   Ratio of net investment loss to average net assets:
      Before expense reimbursement and earnings credits           (2.67)%**        (2.75)%          (3.45)%             (2.28)%**
      After expense reimbursement and earnings credits            (0.40)%**        (1.07)%          (0.71)%             (1.02)%**
   Portfolio turnover rate                                           47%             102%              86%                 93%

 ^ For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 * The net investment income per share data was determined by using average shares outstanding throughout the period.
**   Annualized.
 + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
 #   Amount is less than $0.01 per share.

                 See accompanying notes to financial statements

                                                           SIX MONTHS
                                                              ENDED
                                                           DECEMBER 31,             YEAR ENDED JUNE 30,           FOR THE
                                                              2004            ---------------------------       PERIOD ENDED
CLASS C                                                    (UNAUDITED)           2004             2003         JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $        7.56       $     6.32       $     6.35      $         8.18
                                                          -------------       ----------       ----------      --------------
Income (loss) from investment operations:
   Net investment loss                                            (0.02)**         (0.08)**         (0.04)**            (0.05)**
   Net realized and unrealized gain (loss)                         0.51             1.32             0.01               (1.73)
                                                          -------------       ----------       ----------      --------------
         Total income (loss) from investment operations            0.49             1.24            (0.03)              (1.78)
                                                          -------------       ----------       ----------      --------------
Less distributions:
   Distributions from net realized gains                             --               --               --               (0.05)
                                                          -------------       ----------       ----------      --------------
Net asset value, end of period                            $        8.05       $     7.56       $     6.32      $         6.35
                                                          =============       ==========       ==========      ==============
Total return+                                                      6.48%           19.62%           (0.47)%            (21.91)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                    $         313       $      432       $      267      $          572
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            4.08%***         3.54%            4.71%               3.22%***
      After expense reimbursement and earnings credits             1.80%***         1.80%            1.80%               1.80%***
   Ratio of net investment loss to average net assets:
      Before expense reimbursement and earnings credits           (2.68)%***       (2.81)%          (3.62)%             (2.44)%***
      After expense reimbursement and earnings credits            (0.40)%***       (1.08)%          (0.71)%             (1.02)%***
   Portfolio turnover rate                                           47%             102%              86%                 93%

                                        SIX MONTHS
                                           ENDED
                                        DECEMBER 31,                            YEAR ENDED JUNE 30,
                                           2004          ------------------------------------------------------------------
CLASS Y                                 (UNAUDITED)         2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $        7.85     $     6.49    $     6.47    $     8.99    $    15.28    $    13.91
                                       -------------     ----------    ----------    ----------    ----------    ----------
Income (loss) from investment
  operations:
   Net investment income (loss)                 0.02**        (0.01)**       0.02**        0.00#**      (0.01)         0.03**
   Net realized and unrealized gain
     (loss)                                     0.54           1.37          0.00#        (2.47)        (4.37)         2.29
                                       -------------     ----------    ----------    ----------    ----------    ----------
         Total income (loss) from
           investment operations                0.56           1.36          0.02         (2.47)        (4.38)         2.32
                                       -------------     ----------    ----------    ----------    ----------    ----------
Less distributions:
   Distributions from net investment
     income                                       --             --            --         (0.05)           --            --
   Distributions from net realized
     gains                                        --             --            --            --         (1.91)        (0.95)
                                       -------------     ----------    ----------    ----------    ----------    ----------
         Total distributions                      --             --            --         (0.05)        (1.91)        (0.95)
                                       -------------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period         $        8.41     $     7.85    $     6.49    $     6.47    $     8.99    $    15.28
                                       =============     ==========    ==========    ==========    ==========    ==========
Total return+                                   7.13%         20.96%         0.31%       (27.61)%      (31.33)%       17.52%
Ratios/Supplemental data:
   Net assets, end of period (in
     000s)                             $       3,589     $    3,502    $    1,943    $    2,291    $    3,299    $    5,885
   Ratio of expenses to average net
     assets:
      Before expense reimbursement
        and earnings credits                    3.08%***       2.51%         3.72%         2.14%         1.34%         1.86%
      After expense reimbursement
        and earnings credits                    0.80%***       0.80%         0.80%         0.80%         0.80%         0.80%
   Ratio of net investment income
     (loss) to average net assets:
      Before expense reimbursement
        and earnings credits                   (1.69)%***     (1.78)%       (2.62)%       (1.39)%       (0.66)%       (0.97)%
      After expense reimbursement
        and earnings credits                    0.59%***      (0.07)%        0.29%        (0.05)%       (0.12)%        0.09%
   Portfolio turnover rate                        47%           102%           86%           93%           56%           86%

  * For the period November 19, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  #  Amount is less than $0.01 per share.

                 See accompanying notes to financial statements

             UBS U.S. SMALL CAP GROWTH FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                        SIX MONTHS
                                           ENDED
                                        DECEMBER 31,                            YEAR ENDED JUNE 30,
                                           2004          ------------------------------------------------------------------
CLASS A                                 (UNAUDITED)         2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $       12.41     $    10.00    $     9.79    $    11.76    $    16.20    $     9.16
                                       -------------     ----------    ----------    ----------    ----------    ----------
Income (loss) from investment
  operations:
   Net investment loss                         (0.06)**       (0.11)**      (0.08)**      (0.11)**      (0.09)        (0.08)**
   Net realized and unrealized gain
     (loss)                                     1.43           2.55          0.29         (1.42)        (1.52)         7.12
                                       -------------     ----------    ----------    ----------    ----------    ----------
         Total income (loss) from
           investment operations                1.37           2.44          0.21         (1.53)        (1.61)         7.04
                                       -------------     ----------    ----------    ----------    ----------    ----------
Less distributions:
   Distributions from net realized
     gains                                     (0.20)         (0.03)           --         (0.44)        (2.83)           --
                                       -------------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period         $       13.58     $    12.41    $    10.00    $     9.79    $    11.76    $    16.20
                                       =============     ==========    ==========    ==========    ==========    ==========
Total return+                                  11.05%         24.45%         2.14%       (13.18)%      (11.00)%       76.86%
Ratios/Supplemental data:
   Net assets, end of period (in
     000s)                             $      92,842     $   73,833    $    9,841    $    1,789    $        2    $        2
   Ratio of expenses to average net
     assets:
      Before expense reimbursement
        and earnings credits                    1.40%***       1.56%         1.71%         1.69%         1.48%         1.56%
      After expense reimbursement
        and earnings credits                    1.28%***       1.28%         1.40%         1.40%         1.40%         1.40%
   Ratio of net investment loss to
     average net assets:
      Before expense reimbursement
        and earnings credits                   (1.03)%***     (1.16)%       (1.21)%       (1.35)%       (0.87)%       (1.01)%
      After expense reimbursement
        and earnings credits                   (0.91)%***     (0.90)%       (0.90)%       (1.06)%       (0.79)%       (0.85)%
   Portfolio turnover rate                        23%            75%           69%           71%           93%          104%

                                                           SIX MONTHS
                                                              ENDED
                                                           DECEMBER 31,           YEAR ENDED JUNE 30,             FOR THE
                                                              2004            ---------------------------       PERIOD ENDED
CLASS B                                                    (UNAUDITED)           2004             2003         JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $       12.17       $     9.89       $     9.75      $        10.18
                                                          -------------       ----------       ----------      --------------
Income (loss) from investment operations:
   Net investment loss                                            (0.10)**         (0.20)**         (0.14)**            (0.11)**
   Net realized and unrealized gain                                1.40             2.51             0.28                0.12
                                                          -------------       ----------       ----------      --------------
         Total income from investment operations                   1.30             2.31             0.14                0.01
                                                          -------------       ----------       ----------      --------------
Less distributions:
   Distributions from net realized gains                          (0.20)           (0.03)              --               (0.44)
                                                          -------------       ----------       ----------      --------------
Net asset value, end of period                            $       13.27       $    12.17       $     9.89      $         9.75
                                                          =============       ==========       ==========      ==============
Total return+                                                     10.70%           23.40%            1.44%              (0.11)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                    $      11,039       $   11,683       $    1,132      $          656
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            2.55%***         2.55%            2.47%               2.46%***
      After expense reimbursement and earnings credits             2.03%***         2.03%            2.15%               2.15%***
   Ratio of net investment loss to average net assets:
      Before expense reimbursement and earnings credits           (2.18)%***       (2.14)%          (1.97)%             (1.93)%***
      After expense reimbursement and earnings credits            (1.66)%***       (1.62)%          (1.65)%             (1.62)%***
   Portfolio turnover rate                                           23%              75%              69%                 71%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

                                               SIX MONTHS
                                                  ENDED
                                               DECEMBER 31,         YEAR ENDED JUNE 30,            FOR THE
                                                   2004         --------------------------       PERIOD ENDED
CLASS C                                        (UNAUDITED)         2004            2003         JUNE 30, 2002*
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $      12.16      $     9.88      $     9.74      $        10.37
                                              ------------      ----------      ----------      --------------
Income (loss) from investment operations:
   Net investment loss                               (0.10)**        (0.20)**        (0.14)**            (0.10)**
   Net realized and unrealized gain
     (loss)                                           1.39            2.51            0.28               (0.09)
                                              ------------      ----------      ----------      --------------
     Total income (loss) from
       investment operations                          1.29            2.31            0.14               (0.19)
                                              ------------      ----------      ----------      --------------
Less distributions:
   Distributions from net realized gains             (0.20)          (0.03)             --               (0.44)
                                              ------------      ----------      ----------      --------------
Net asset value, end of period                $      13.25      $    12.16      $     9.88      $         9.74
                                              ============      ==========      ==========      ==============
Total return+                                        10.62%          23.43%           1.44%              (2.04)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)        $     10,000      $    9,580      $      757      $          410
   Ratio of expenses to average net
     assets:
      Before expense reimbursement and
        earnings credits                              2.48%***        2.54%           2.47%               2.46%***
      After expense reimbursement and
        earnings credits                              2.03%***        2.03%           2.15%               2.15%***
   Ratio of net investment loss to
     average net assets:
      Before expense reimbursement and
        earnings credits                             (2.11)%***      (2.13)%         (1.97)%             (1.90)%***
      After expense reimbursement and
        earnings credits                             (1.66)%***      (1.63)%         (1.65)%             (1.59)%***
   Portfolio turnover rate                              23%             75%             69%                 71%

                                       SIX MONTHS
                                         ENDED
                                      DECEMBER 31,                                 YEAR ENDED JUNE 30,
                                          2004          -------------------------------------------------------------------------
CLASS Y                               (UNAUDITED)          2004            2003            2002             2001          2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                              $      12.63      $    10.15      $     9.92      $    11.86      $    16.27     $     9.18
                                      ------------      ----------      ----------      ----------      ----------     ----------
Income (loss) from investment
  operations:
   Net investment loss                       (0.04)**        (0.08)**        (0.06)**        (0.09)**        (0.07)         (0.03)**
   Net realized and unrealized gain
    (loss)                                    1.45            2.59            0.29           (1.41)          (1.51)          7.12
                                      ------------      ----------      ----------      ----------      ----------     ----------
     Total income (loss) from
       investment operations                  1.41            2.51            0.23           (1.50)          (1.58)          7.09
                                      ------------      ----------      ----------      ----------      ----------     ----------
Less distributions:
   Distributions from net realized
     gains                                   (0.20)          (0.03)             --           (0.44)          (2.83)            --
                                      ------------      ----------      ----------      ----------      ----------     ----------
Net asset value, end of period        $      13.84      $    12.63      $    10.15      $     9.92      $    11.86     $    16.27
                                      ============      ==========      ==========      ==========      ==========     ==========
Total return+                                11.18%          24.78%           2.32%         (12.90)%        (10.74)%        77.23%
Ratios/Supplemental data:
   Net assets, end of period
     (in 000s)                        $    104,700      $   91,406      $   39,785      $   36,318      $   44,057     $   50,975
   Ratio of expenses to average
     net assets:
      Before expense reimbursement
        and earnings credits                  1.14%***        1.21%           1.49%           1.41%           1.23%          1.31%
      After expense reimbursement
        and earnings credits                  1.03%***        1.03%           1.15%           1.15%           1.15%          1.15%
   Ratio of net investment loss to
     average net assets:
      Before expense reimbursement
        and earnings credits                 (0.77)%***      (0.81)%         (1.00)%         (1.07)%         (0.62)%        (0.76)%
      After expense reimbursement
        and earnings credits                 (0.66)%***      (0.66)%         (0.66)%         (0.81)%         (0.54)%        (0.60)%
   Portfolio turnover rate                      23%             75%             69%             71%             93%           104%

  * For the period November 19, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

                   UBS U.S. BOND FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                       SIX MONTHS
                                         ENDED
                                      DECEMBER 31,                                 YEAR ENDED JUNE 30,
                                          2004          -------------------------------------------------------------------------
CLASS A                               (UNAUDITED)          2004            2003            2002            2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
   period                             $      10.56      $    10.99      $    10.51      $    10.33      $     9.99     $    10.30
                                      ------------      ----------      ----------      ----------      ----------     ----------
Income (loss) from investment
  operations:
   Net investment income                      0.20**          0.39**          0.42**          0.53**          0.62**         0.58**
   Net realized and unrealized gain
     (loss)                                   0.20           (0.37)           0.52            0.32            0.41          (0.25)
                                      ------------      ----------      ----------      ----------      ----------     ----------
     Total income from investment
       operations                             0.40            0.02            0.94            0.85            1.03           0.33
                                      ------------      ----------      ----------      ----------      ----------     ----------
Less distributions:
   Distributions from net
     investment income                       (0.22)          (0.45)          (0.46)          (0.67)          (0.69)         (0.64)
                                      ------------      ----------      ----------      ----------      ----------     ----------
Net asset value, end of period        $      10.74      $    10.56      $    10.99      $    10.51      $    10.33     $     9.99
                                      ============      ==========      ==========      ==========      ==========     ==========
Total return+                                 3.85%           0.18%           9.17%           8.41%          10.56%          3.29%
Ratios/Supplemental data:
   Net assets, end of period
     (in 000s)                        $     32,406      $   31,420      $   31,337      $   18,558      $      123     $        1
   Ratio of expenses to average net
     assets:
      Before expense reimbursement
        and earnings credits                  1.18%***        1.11%           1.04%           1.21%           0.98%          0.92%
      After expense reimbursement
        and earnings credits                  0.85%***        0.85%           0.85%           0.86%++         0.85%          0.85%
   Ratio of net investment income
     to average net assets:
      Before expense reimbursement
        and earnings credits                  3.28%***        3.32%           3.70%           4.68%           5.86%          5.87%
      After expense reimbursement
        and earnings credits                  3.61%***        3.58%           3.89%           5.03%           5.99%          5.94%
   Portfolio turnover rate                      71%            137%            180%            452%            314%           170%

                                               SIX MONTHS
                                                 ENDED
                                              DECEMBER 31,          YEAR ENDED JUNE 30,            FOR THE
                                                  2004          --------------------------      PERIOD ENDED
CLASS B                                       (UNAUDITED)          2004            2003         JUNE 30, 2002*
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $      10.56      $    10.97      $    10.50      $        10.76
                                              ------------      ----------      ----------      --------------
Income (loss) from investment operations:
   Net investment income                              0.15**          0.30**          0.34**              0.29**
   Net realized and unrealized gain
     (loss)                                           0.21           (0.36)           0.52               (0.22)
                                              ------------      ----------      ----------      --------------
     Total income (loss) from
        investment operations                         0.36           (0.06)           0.86                0.07
                                              ------------      ----------      ----------      --------------
Less distributions:
   Distributions from net investment
     income                                          (0.18)          (0.35)          (0.39)              (0.33)
                                              ------------      ----------      ----------      --------------
Net asset value, end of period                $      10.74      $    10.56      $    10.97      $        10.50
                                              ============      ==========      ==========      ==============
Total return+                                         3.40%          (0.55)%          8.30%               0.70%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)        $      1,895      $    2,043      $    3,646      $        1,405
   Ratio of expenses to average net assets:
      Before expense reimbursement and
        earnings credits                              2.02%***        2.00%           1.79%               1.96%***
      After expense reimbursement and
        earnings credits                              1.60%***        1.60%           1.60%               1.60%***
   Ratio of net investment income to
     average net assets:
      Before expense reimbursement and
        earnings credits                              2.44%***        2.42%           2.95%               3.93%***
      After expense reimbursement and
        earnings credits                              2.86%***        2.82%           3.14%               4.29%***
   Portfolio turnover rate                              71%            137%            180%                452%

  * For the period November 6, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
 ++ The ratio of net operating expenses to average net assets for Class A was 0.85%.

                 See accompanying notes to financial statements

                                                           SIX MONTHS
                                                              ENDED
                                                           DECEMBER 31,             YEAR ENDED JUNE 30,           FOR THE
                                                              2004            ---------------------------       PERIOD ENDED
CLASS C                                                    (UNAUDITED)           2004             2003         JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $       10.55       $    10.98       $    10.50      $        10.77
                                                          -------------       ----------       ----------      --------------
Income (loss) from investment operations:
   Net investment income                                           0.17**           0.33**           0.37**              0.31**
   Net realized and unrealized gain (loss)                         0.21            (0.37)            0.52               (0.24)
                                                          -------------       ----------       ----------      --------------
         Total income (loss) from investment operations            0.38            (0.04)            0.89                0.07
                                                          -------------       ----------       ----------      --------------
Less distributions:
   Distributions from net investment income                       (0.20)           (0.39)           (0.41)              (0.34)
                                                          -------------       ----------       ----------      --------------
Net asset value, end of period                            $       10.73       $    10.55       $    10.98      $        10.50
                                                          =============       ==========       ==========      ==============
Total return+                                                      3.60%           (0.37)%           8.65%               0.72%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                    $       2,286       $    2,195       $    3,164      $        1,143
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            1.65%***         1.65%            1.54%               1.61%***
      After expense reimbursement and earnings credits             1.35%***         1.35%            1.35%               1.35%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits            2.81%***         2.78%            3.20%               4.32%***
      After expense reimbursement and earnings credits             3.11%***         3.08%            3.39%               4.58%***
   Portfolio turnover rate                                           71%             137%             180%                452%

                                        SIX MONTHS
                                           ENDED
                                        DECEMBER 31,                            YEAR ENDED JUNE 30,
                                           2004          ------------------------------------------------------------------
CLASS Y                                 (UNAUDITED)         2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $       10.57     $    11.01    $    10.53    $    10.35    $    10.00    $    10.28
                                       -------------     ----------    ----------    ----------    ----------    ----------
Income (loss) from investment
  operations:
   Net investment income                        0.21**         0.41**        0.45**        0.56**        0.64**        0.62**
   Net realized and unrealized gain
     (loss)                                     0.20          (0.37)         0.52          0.31          0.42         (0.25)
                                       -------------     ----------    ----------    ----------    ----------    ----------
         Total income from
           investment operations                0.41           0.04          0.97          0.87          1.06          0.37
                                       -------------     ----------    ----------    ----------    ----------    ----------
Less distributions:
   Distributions from net investment
     income                                    (0.24)         (0.48)        (0.49)        (0.69)        (0.71)        (0.65)
                                       -------------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period         $       10.74     $    10.57    $    11.01    $    10.53    $    10.35    $    10.00
                                       =============     ==========    ==========    ==========    ==========    ==========
Total return+                                   3.93%          0.40%         9.42%         8.59%        10.86%         3.74%
Ratios/Supplemental data:
   Net assets, end of period (in
     000s)                             $      88,376     $   89,281    $   78,807    $   59,740    $   62,514    $   58,121
   Ratio of expenses to average net
     assets:
      Before expense reimbursement
        and earnings credits                    0.82%***       0.80%         0.79%         0.80%         0.73%         0.67%
      After expense reimbursement
        and earnings credits                    0.60%***       0.60%         0.60%         0.64%#        0.60%         0.60%
   Ratio of net investment income to
     average net assets:
      Before expense reimbursement
        and earnings credits                    3.64%***       3.63%         3.95%         5.10%         6.11%         6.12%
      After expense reimbursement
        and earnings credits                    3.86%***       3.83%         4.14%         5.26%         6.24%         6.19%
   Portfolio turnover rate                        71%           137%          180%          452%          314%          170%

  * For the period November 8, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  # The ratio of net operating expenses to average net assets for Class Y was 0.60%.

                 See accompanying notes to financial statements

                   UBS HIGH YIELD FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                        SIX MONTHS
                                           ENDED
                                        DECEMBER 31,                            YEAR ENDED JUNE 30,
                                           2004          ------------------------------------------------------------------
CLASS A                                 (UNAUDITED)         2004          2003          2002          2001          2000
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period   $        7.06     $     6.84    $     6.36    $     7.87    $     9.18    $     9.95
                                       -------------     ----------    ----------    ----------    ----------    ----------
Income (loss) from investment
  operations:
   Net investment income                        0.29**         0.58**        0.56**        0.76**        0.85**        0.90**
   Net realized and unrealized gain
     (loss)                                     0.39           0.22          0.50         (0.96)        (1.08)        (0.90)
                                       -------------     ----------    ----------    ----------    ----------    ----------
         Total income (loss) from
           investment operations                0.68           0.80          1.06         (0.20)        (0.23)           --
                                       -------------     ----------    ----------    ----------    ----------    ----------
Less distributions:
   Distributions from net investment
     income                                    (0.30)         (0.58)        (0.58)        (1.31)        (1.08)        (0.70)
   Distributions from net realized
     gains                                        --             --            --            --            --         (0.07)
                                       -------------     ----------    ----------    ----------    ----------    ----------
         Total distributions                   (0.30)         (0.58)        (0.58)        (1.31)        (1.08)        (0.77)
                                       -------------     ----------    ----------    ----------    ----------    ----------
Net asset value, end of period         $        7.44     $     7.06    $     6.84    $     6.36    $     7.87    $     9.18
                                       =============     ==========    ==========    ==========    ==========    ==========
Total return+                                   9.84%         12.15%        17.70%        (3.01)%       (2.28)%       (0.13)%
Ratios/Supplemental data:
   Net assets, end of period (in
     000s)                             $      81,032     $   72,614    $   76,309    $   65,832    $        1    $        1
   Ratio of expenses to average net
     assets:
      Before expense reimbursement
        and earnings credits                    1.28%***       1.31%         1.29%         1.26%         1.14%         1.11%
      After expense reimbursement
        and earnings credits                    1.20%***       1.20%         0.95%         0.95%         0.97%++       0.95%
   Ratio of net investment income to
     average net assets:
      Before expense reimbursement
        and earnings credits                    7.76%***       8.16%         8.38%        10.71%         9.65%         9.06%
      After expense reimbursement
        and earnings credits                    7.84%***       8.27%         8.72%        11.02%         9.82%         9.22%
   Portfolio turnover rate                        39%            80%           71%          120%           87%           73%

                                                           SIX MONTHS
                                                              ENDED
                                                           DECEMBER 31,           YEAR ENDED JUNE 30,             FOR THE
                                                              2004            ---------------------------       PERIOD ENDED
CLASS B                                                    (UNAUDITED)           2004             2003         JUNE 30, 2002*
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $        7.06       $     6.83       $     6.35      $         7.02
                                                          -------------       ----------       ----------      --------------
Income (loss) from investment operations:
   Net investment income                                           0.26**           0.53**           0.51**              0.45**
   Net realized and unrealized gain (loss)                         0.39             0.23             0.50               (0.61)
                                                          -------------       ----------       ----------      --------------
         Total income (loss) from investment operations            0.65             0.76             1.01               (0.16)
                                                          -------------       ----------       ----------      --------------
Less distributions:
   Distributions from net investment income                       (0.27)           (0.53)           (0.53)              (0.51)
                                                          -------------       ----------       ----------      --------------
Net asset value, end of period                            $        7.44       $     7.06       $     6.83      $         6.35
                                                          =============       ==========       ==========      ==============
Total return+                                                      9.42%           11.48%           16.83%              (2.70)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                    $       5,826       $    7,844       $   13,130      $       15,692
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            2.05%***         2.05%            2.05%               2.05%***
      After expense reimbursement and earnings credits             1.95%***         1.95%            1.70%               1.70%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits            6.99%***         7.43%            7.62%               9.88%***
      After expense reimbursement and earnings credits             7.09%***         7.53%            7.97%              10.23%***
   Portfolio turnover rate                                           39%              80%              71%                120%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
 ++ The ratio of net operating expenses to average net assets for Class A was 0.95%.

                 See accompanying notes to financial statements

                                                            SIX MONTHS
                                                               ENDED
                                                           DECEMBER 31,              YEAR ENDED JUNE 30,              FOR THE
                                                               2004             -----------------------------      PERIOD ENDED
CLASS C                                                     (UNAUDITED)            2004              2003         JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $       7.06        $       6.84      $       6.35     $         7.02
                                                           ------------        ------------      ------------     --------------
Income (loss) from investment operations:
   Net investment income                                           0.27**              0.55**            0.53**             0.46**
   Net realized and unrealized gain (loss)                         0.40                0.22              0.51              (0.61)
                                                           ------------        ------------      ------------     --------------
         Total income (loss) from investment operations            0.67                0.77              1.04              (0.15)
                                                           ------------        ------------      ------------     --------------
Less distributions:
   Distributions from net investment income                       (0.28)              (0.55)            (0.55)             (0.52)
                                                           ------------        ------------      ------------     --------------
Net asset value, end of period                             $       7.45        $       7.06      $       6.84     $         6.35
                                                           ============        ============      ============     ==============
Total return+                                                      9.71%              11.59%            17.29%             (2.54)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                     $     17,828        $     17,499      $     18,969     $       17,947
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            1.80%***            1.82%             1.79%              1.79%***
      After expense reimbursement and earnings credits             1.70%***            1.70%             1.45%              1.45%***
   Ratio of net investment income to average net assets:
      Before expense reimbursement and earnings credits            7.24%***            7.66%             7.88%             10.15%***
      After expense reimbursement and earnings credits             7.34%***            7.78%             8.22%             10.49%***
   Portfolio turnover rate                                           39%                 80%               71%             120%

                                          SIX MONTHS
                                             ENDED
                                         DECEMBER 31,                               YEAR ENDED JUNE 30,
                                             2004           ---------------------------------------------------------------------
CLASS Y                                   (UNAUDITED)         2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                                   $    7.10        $    6.87      $    6.38      $    7.90      $    9.19      $    9.96
                                           ---------        ---------      ---------      ---------      ---------      ---------
Income (loss) from investment
  operations:
  Net investment income                         0.30**           0.61**         0.58**         0.81**         0.88**         0.91**
  Net realized and unrealized
    gain (loss)                                 0.39             0.23           0.50          (1.01)         (1.08)         (0.90)
                                           ---------        ---------      ---------      ---------      ---------      ---------
      Total income (loss) from
        investment operations                   0.69             0.84           1.08          (0.20)         (0.20)          0.01
                                           ---------        ---------      ---------      ---------      ---------      ---------
Less distributions:
  Distributions from net
    investment income                          (0.31)           (0.61)         (0.59)         (1.32)         (1.09)         (0.71)
  Distributions from net
    realized gains                                --               --             --             --             --          (0.07)
                                           ---------        ---------      ---------      ---------      ---------      ---------
      Total distributions                      (0.31)           (0.61)         (0.59)         (1.32)         (1.09)         (0.78)
                                           ---------        ---------      ---------      ---------      ---------      ---------
Net asset value, end of period             $    7.48        $    7.10      $    6.87      $    6.38      $    7.90      $    9.19
                                           =========        =========      =========      =========      =========      =========
Total return+                                   9.98%           12.66%         18.08%         (2.98)%        (1.83)%         0.02%
Ratios/Supplemental data:
  Net assets, end of period
    (in 000s)                              $  48,666        $  48,038      $  71,819      $  40,120      $  54,560      $  50,845
  Ratio of expenses to average
    net assets:
    Before expense reimbursement
      and earnings credits                      0.94%***         0.92%          1.05%          1.02%          0.89%          0.86%
    After expense reimbursement
      and earnings credits                      0.94%***         0.92%          0.70%          0.70%          0.72%#         0.70%
  Ratio of net investment income
    to average net assets:
    Before expense reimbursement
      and earnings credits                      8.10%***         8.55%          8.62%         10.77%          9.90%          9.31%
    After expense reimbursement
      and earnings credits                      8.10%***         8.55%          8.97%         11.09%         10.07%          9.47%
  Portfolio turnover rate                         39%              80%            71%           120%            87%            73%

  * For the period November 7, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  # The ratio of net operating expenses to average net assets for Class Y was 0.70%.

                 See accompanying notes to financial statements

              UBS INTERNATIONAL EQUITY FUND -- FINANCIAL HIGHLIGHTS

THE TABLE BELOW SETS FORTH FINANCIAL DATA FOR ONE SHARE OF
BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD PRESENTED.

                                          SIX MONTHS
                                             ENDED
                                          DECEMBER 31,                              YEAR ENDED JUNE 30,
                                             2004           ---------------------------------------------------------------------
CLASS A                                   (UNAUDITED)         2004           2003           2002           2001           2000
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                                   $    8.58        $    6.99      $    8.08      $   10.61      $   13.57      $   12.30
                                           ---------        ---------      ---------      ---------      ---------      ---------
Income (loss) from investment
  operations:
  Net investment income                         0.03**           0.12**         0.10**         0.13**         0.00^**        0.08**
  Net realized and unrealized
    gain (loss)                                 1.23             1.69          (0.87)         (0.79)         (2.15)          1.33
                                           ---------        ---------      ---------      ---------      ---------      ---------
      Total income (loss) from
        investment operations                   1.26             1.81          (0.77)         (0.66)         (2.15)          1.41
                                           ---------        ---------      ---------      ---------      ---------      ---------
Less distributions:
  Distributions from net
    investment income and
    net foreign currency gains                 (0.11)           (0.22)         (0.31)         (0.27)         (0.04)            --
  Distributions from net
    realized gains                                --               --          (0.01)         (1.60)         (0.77)         (0.14)
                                           ---------        ---------      ---------      ---------      ---------      ---------
      Total distributions                      (0.11)           (0.22)         (0.32)         (1.87)         (0.81)         (0.14)
                                           ---------        ---------      ---------      ---------      ---------      ---------
Net asset value, end of period             $    9.73        $    8.58      $    6.99      $    8.08      $   10.61      $   13.57
                                           =========        =========      =========      =========      =========      =========
Total return+                                  14.68%           26.00%         (9.24)%        (5.91)%       (16.37)%        11.51%
Ratios/Supplemental data:
  Net assets, end of period
    (in 000s)                              $  11,782        $   7,866      $   3,146      $   2,599      $     301      $       1
  Ratio of expenses to average
    net assets:
    Before expense reimbursement
      and earnings credits                      1.46%***         1.55%          1.47%          1.41%          1.31%          1.25%
    After expense reimbursement
      and earnings credits                      1.25%***         1.25%          1.25%          1.25%          1.28%#         1.25%++
  Ratio of net investment income
    to average net assets:
    Before expense reimbursement
      and earnings credits                      0.40%***         1.13%          1.21%          1.38%          0.77%          0.64%
    After expense reimbursement
      and earnings credits                      0.61%***         1.43%          1.43%          1.54%          0.80%          0.64%
  Portfolio turnover rate                         30%             108%           120%            82%            62%            59%

                                                            SIX MONTHS
                                                              ENDED
                                                           DECEMBER 31,              YEAR ENDED JUNE 30,             FOR THE
                                                               2004             -----------------------------     PERIOD ENDED
CLASS B                                                     (UNAUDITED)            2004              2003        JUNE 30, 2002*
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $       8.48        $       6.92      $       8.05    $         7.75
                                                           ------------        ------------      ------------    --------------
Income (loss) from investment operations:
   Net investment income                                           0.00^**             0.06**            0.04**            0.05**
   Net realized and unrealized gain (loss)                         1.20                1.67             (0.86)             0.25
                                                           ------------        ------------      ------------    --------------
         Total income (loss) from investment operations            1.20                1.73             (0.82)             0.30
                                                           ------------        ------------      ------------    --------------
Less distributions:
   Distributions from net investment income and net
      foreign currency gains                                      (0.07)              (0.17)            (0.30)               --
   Distributions from net realized gains                             --                  --             (0.01)               --
                                                           ------------        ------------      ------------    --------------
         Total distributions                                      (0.07)              (0.17)            (0.31)               --
                                                           ------------        ------------      ------------    --------------
Net asset value, end of period                             $       9.61        $       8.48      $       6.92    $         8.05
                                                           ============        ============      ============    ==============
Total return+                                                     14.12%              25.17%            (9.94)%            3.87%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                     $      1,052        $        815      $        352    $          120
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits            2.33%***            2.60%             2.18%             2.05%***
      After expense reimbursement and earnings credits             2.00%***            2.00%             2.00%             2.00%***
   Ratio of net investment income (loss) to average net
      assets:
      Before expense reimbursement and earnings credits           (0.44)%***           0.09%             0.50%             1.45%***
      After expense reimbursement and earnings credits            (0.14)%***           0.69%             0.68%             1.50%***
   Portfolio turnover rate                                           30%                108%              120%               82%

  * For the period February 12, 2002 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
 ++ The ratio of net operating expenses to average net assets for Class A was 1.24%.
  # The ratio of net operating expenses to average net assets for Class A was 1.25%.
  ^  Amount is less than $.01 per share.

                 See accompanying notes to financial statements

                                                             SIX MONTHS
                                                               ENDED
                                                            DECEMBER 31,             YEAR ENDED JUNE 30,           FOR THE
                                                                2004            --------------------------       PERIOD ENDED
CLASS C                                                     (UNAUDITED)            2004            2003         JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $       8.45        $     6.90      $     8.05      $         7.75
                                                            ------------        ----------      ----------      --------------
Income (loss) from investment operations:
   Net investment income                                            0.00^**           0.06**          0.04**              0.04**
   Net realized and unrealized gain (loss)                          1.20              1.68           (0.89)               0.26
                                                            ------------        ----------      ----------      --------------
         Total income (loss) from investment operations             1.20              1.74           (0.85)               0.30
                                                            ------------        ----------      ----------      --------------
Less distributions:
   Distributions from net investment income and net
     foreign currency gains                                        (0.08)            (0.19)          (0.29)                 --
   Distributions from net realized gains                              --                --           (0.01)                 --
                                                            ------------        ----------      ----------      --------------
         Total distributions                                       (0.08)            (0.19)          (0.30)                 --
                                                            ------------        ----------      ----------      --------------
Net asset value, end of period                              $       9.57        $     8.45      $     6.90      $         8.05
                                                            ============        ==========      ==========      ==============
Total return+                                                      14.19%            25.26%         (10.29)%              3.87%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $      1,644        $    1,338      $      399      $          183
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits             2.19%***          2.35%           2.21%               2.19%***
      After expense reimbursement and earnings credits              2.00%***          2.00%           2.00%               2.00%***
   Ratio of net investment income (loss) to average
     net assets:
      Before expense reimbursement and earnings credits            (0.34)%***         0.34%           0.47%               0.91%***
      After expense reimbursement and earnings credits             (0.15)%***         0.69%           0.68%               1.10%***
   Portfolio turnover rate                                            30%              108%            120%                 82%

                                            SIX MONTHS
                                              ENDED
                                           DECEMBER 31,                             YEAR ENDED JUNE 30,
                                               2004         -------------------------------------------------------------------
CLASS Y                                    (UNAUDITED)         2004          2003          2002          2001           2000
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $       8.63     $      7.01   $      8.12   $     10.64   $     13.57    $    12.34
                                           ------------     -----------   -----------   -----------   -----------    ----------
Income (loss) from investment
  operations:
   Net investment income                           0.04**          0.14**        0.11**        0.09**        0.13**        0.11**
   Net realized and unrealized gain
     (loss)                                        1.22            1.71         (0.88)        (0.74)        (2.25)         1.33
                                           ------------     -----------   -----------   -----------   -----------    ----------
         Total income (loss) from
           investment operations                   1.26            1.85         (0.77)        (0.65)        (2.12)         1.44
                                           ------------     -----------   -----------   -----------   -----------    ----------
Less distributions:
   Distributions from net investment
     income and net foreign currency
     gains                                        (0.11)          (0.23)        (0.33)        (0.27)        (0.04)        (0.07)
   Distributions from net realized
     gains                                           --              --         (0.01)        (1.60)        (0.77)        (0.14)
                                           ------------     -----------   -----------   -----------   -----------    ----------
         Total distributions                      (0.11)          (0.23)        (0.34)        (1.87)        (0.81)        (0.21)
                                           ------------     -----------   -----------   -----------   -----------    ----------
Net asset value, end of period             $       9.78     $      8.63   $      7.01   $      8.12   $     10.64    $    13.57
                                           ============     ===========   ===========   ===========   ===========    ==========
Total return+                                     14.66%          26.56%        (9.21)%       (5.78)%      (16.15)%       11.76%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)     $    113,393     $   100,782   $    90,514   $    97,851   $   192,408    $  411,985
   Ratio of expenses to average net
     assets:
      Before expense reimbursement and
        earnings credits                           1.19%***        1.26%         1.21%         1.13%         1.06%         1.00%
      After expense reimbursement and
        earnings credits                           1.00%***        1.00%         1.00%         1.00%         1.03%##       1.00%#
   Ratio of net investment income to
     average net assets:
      Before expense reimbursement and
        earnings credits                           0.67%***        1.43%         1.47%         0.92%         1.02%         0.89%
      After expense reimbursement and
        earnings credits                           0.86%***        1.69%         1.68%         1.05%         1.05%         0.89%
   Portfolio turnover rate                           30%            108%          120%           82%           62%           59%

  * For the period December 26, 2001 (commencement of issuance) through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  # The ratio of net operating expenses to average net assets for Class Y was 0.99%.
 ## The ratio of net operating expenses to average net assets for Class Y was 1.00%.
  ^  Amount is less than $.01 per share.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

                 See accompanying notes to financial statements

          UBS U.S. LARGE CAP VALUE EQUITY FUND -- FINANCIAL HIGHLIGHTS

                                                             SIX MONTHS
                                                               ENDED
                                                            DECEMBER 31,            YEAR ENDED JUNE 30,            FOR THE
                                                                2004            --------------------------       PERIOD ENDED
CLASS A                                                     (UNAUDITED)            2004            2003         JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $      11.18        $     9.31      $     9.37      $         9.96
                                                            ------------        ----------      ----------      --------------
Income (loss) from investment operations:
   Net investment income                                            0.06**            0.09**          0.11**              0.05**
   Net realized and unrealized gain (loss)                          1.08              1.80           (0.06)              (0.64)
                                                            ------------        ----------      ----------      --------------
         Total income (loss) from investment operations             1.14              1.89            0.05               (0.59)
                                                            ------------        ----------      ----------      --------------
Less distributions:
   Distributions from net investment income                        (0.12)            (0.02)          (0.05)                 --
   Distributions from net realized gains                           (1.92)               --           (0.06)                 --
                                                            ------------        ----------      ----------      --------------
         Total distributions                                       (2.04)            (0.02)          (0.11)                 --
                                                            ------------        ----------      ----------      --------------
Net asset value, end of period                              $      10.28        $    11.18      $     9.31      $         9.37
                                                            ============        ==========      ==========      ==============
Total return+                                                      10.21%            20.28%           0.61%              (5.92)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $    113,351        $  108,369      $    1,073      $          751
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits             1.38%***          1.42%           2.85%               3.82%***
      After expense reimbursement and earnings credits              1.10%***          1.10%           1.10%               1.10%***
   Ratio of net investment income (loss) to average net
     assets:
      Before expense reimbursement and earnings credits             0.75%***          0.54%          (0.42)%             (1.85)%***
      After expense reimbursement and earnings credits              1.03%***          0.86%           1.33%               0.87%***
   Portfolio turnover rate                                            24%              170%             59%                 39%

                                                             SIX MONTHS
                                                               ENDED
                                                            DECEMBER 31,            YEAR ENDED JUNE 30,            FOR THE
                                                                2004            --------------------------       PERIOD ENDED
CLASS B                                                     (UNAUDITED)            2004            2003         JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $      10.99        $     9.21      $     9.32      $         9.62
                                                            ------------        ----------      ----------      --------------
Income (loss) from investment operations:
   Net investment income                                            0.02**            0.01**          0.05**              0.01**
   Net realized and unrealized gain (loss)                          1.05              1.77           (0.07)              (0.31)
                                                            ------------        ----------      ----------      --------------
         Total income (loss) from investment operations             1.07              1.78           (0.02)              (0.30)
                                                            ------------        ----------      ----------      --------------
Less distributions:
   Distributions from net investment income                           --              0.00#          (0.03)                 --
   Distributions from net realized gains                           (1.92)               --           (0.06)                 --
                                                            ------------        ----------      ----------      --------------
         Total distributions                                       (1.92)             0.00           (0.09)                 --
                                                            ------------        ----------      ----------      --------------
Net asset value, end of period                              $      10.14        $    10.99      $     9.21      $         9.32
                                                            ============        ==========      ==========      ==============
Total return+                                                       9.75%            19.38%          (0.17)%             (3.12)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $      8,829        $   14,556      $      709      $          301
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits             2.43%***          2.31%           3.42%               4.66%***
      After expense reimbursement and earnings credits              1.85%***          1.85%           1.85%               1.85%***
   Ratio of net investment income (loss) to average net
     assets:
      Before expense reimbursement and earnings credits            (0.30)%***        (0.35)%         (0.99)%             (2.72)%***
      After expense reimbursement and earnings credits              0.28%***          0.11%           0.58%               0.09%***
   Portfolio turnover rate                                            24%              170%             59%                 39%

  * For the periods December 7, 2001 and November 8, 2001 (commencement of issuance) for Class A and Class B, respectively, through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  #  Amount is less than $0.01 per share.

                 See accompanying notes to financial statements

                                                             SIX MONTHS
                                                               ENDED
                                                            DECEMBER 31,             YEAR ENDED JUNE 30,           FOR THE
                                                                2004            --------------------------       PERIOD ENDED
CLASS C                                                     (UNAUDITED)            2004            2003         JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $      11.00        $     9.22      $     9.33      $         9.73
                                                            ------------        ----------      ----------      --------------
Income (loss) from investment operations:
   Net investment income                                            0.02**            0.01**          0.05**              0.00#**
   Net realized and unrealized gain (loss)                          1.07              1.77           (0.07)              (0.40)
                                                            ------------        ----------      ----------      --------------
         Total income (loss) from investment operations             1.09              1.78           (0.02)              (0.40)
                                                            ------------        ----------      ----------      --------------
Less distributions:
   Distributions from net investment income                        (0.03)             0.00#          (0.03)                 --
   Distributions from net realized gains                           (1.92)               --           (0.06)                 --
                                                            ------------        ----------      ----------      --------------
         Total distributions                                       (1.95)             0.00           (0.09)                 --
                                                            ------------        ----------      ----------      --------------
Net asset value, end of period                              $      10.14        $    11.00      $     9.22      $         9.33
                                                            ============        ==========      ==========      ==============
Total return+                                                       9.88%            19.34%          (0.13)%             (4.11)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $     19,007        $   19,530      $    1,025      $          234
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits             2.16%***          2.17%           3.04%               4.58%***
      After expense reimbursement and earnings credits              1.85%***          1.85%           1.85%               1.85%***
   Ratio of net investment income (loss) to average net
     assets:
      Before expense reimbursement and earnings credits            (0.03)%***        (0.21)%         (0.61)%             (2.68)%***
      After expense reimbursement and earnings credits              0.28%***          0.11%           0.58%               0.05%***
   Portfolio turnover rate                                            24%              170%             59%                 39%

                                                             SIX MONTHS
                                                               ENDED
                                                            DECEMBER 31,             YEAR ENDED JUNE 30,           FOR THE
                                                                2004            --------------------------       PERIOD ENDED
CLASS Y                                                     (UNAUDITED)            2004            2003         JUNE 30, 2002*
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $      11.22        $     9.33      $     9.38      $        10.00
                                                            ------------        ----------      ----------      --------------
Income (loss) from investment operations:
   Net investment income                                            0.07**            0.11**          0.13**              0.11**
   Net realized and unrealized gain (loss)                          1.09              1.80           (0.06)              (0.73)
                                                            ------------        ----------      ----------      --------------
         Total income (loss) from investment operations             1.16              1.91            0.07               (0.62)
                                                            ------------        ----------      ----------      --------------
Less distributions:
   Distributions from net investment income                        (0.16)            (0.02)          (0.06)                 --
   Distributions from net realized gains                           (1.92)               --           (0.06)                 --
                                                            ------------        ----------      ----------      --------------
         Total distributions                                       (2.08)            (0.02)          (0.12)                 --
                                                            ------------        ----------      ----------      --------------
Net asset value, end of period                              $      10.30        $    11.22      $     9.33      $         9.38
                                                            ============        ==========      ==========      ==============
Total return+                                                      10.38%            20.49%           0.89%              (6.20)%
Ratios/Supplemental data:
   Net assets, end of period (in 000s)                      $      5,758        $    4,516      $    4,790      $        2,819
   Ratio of expenses to average net assets:
      Before expense reimbursement and earnings credits             1.04%***          1.27%           2.62%               3.15%***
      After expense reimbursement and earnings credits              0.85%***          0.85%           0.85%               0.85%***
   Ratio of net investment income (loss) to average net
     assets:
      Before expense reimbursement and earnings credits             1.09%***          0.68%          (0.19)%             (1.17)%***
      After expense reimbursement and earnings credits              1.28%***          1.10%           1.58%               1.13%***
   Portfolio turnover rate                                            24%              170%             59%                 39%

  * For the periods December 12, 2001 and June 29, 2001 (commencement of issuance) for Class C and Class Y, respectively, through June 30, 2002.
 ** The net investment income per share data was determined by using average shares outstanding throughout the period.
***  Annualized.
  + Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges; results would be lower if they were included. Total investment return for periods of less than one year have not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.
  #  Amount is less than $0.01 per share.

                 See accompanying notes to financial statements

                      THE UBS FUNDS -- NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The UBS Funds (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently offering multiple series representing separate investment portfolios. The Trust is organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated August 15, 1994 and thereafter. The trustees of the Trust have the authority to issue an unlimited number of shares of beneficial interest at a par value of $0.001 per share.

The Trust has ten funds available for investment, each having its own investment objectives and policies: UBS Global Allocation Fund, UBS Global Equity Fund, UBS Global Bond Fund, UBS U.S. Large Cap Equity Fund, UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund, UBS U.S. Bond Fund, UBS High Yield Fund, UBS International Equity Fund, and UBS U.S. Large Cap Value Equity Fund (collectively, the "Funds").

Each Fund currently offers Class A, Class B, Class C and Class Y shares. Each class represents interests in the same assets of the applicable Fund and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y shares have no service or distribution plan.

Certain 2003 balances have been reclassified to conform to the current year presentation.

In the normal course of business the Funds enter into contracts that contain a variety of representations that provide general indemnification. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

A:   INVESTMENT VALUATION: Each Fund calculates its net asset value based on the current market value for its portfolio securities. The Funds normally obtain market values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The NASDAQ Stock Market, Inc. ("NASDAQ") normally are valued at the NASDAQ official closing price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on U.S. and foreign stock exchanges normally are valued at the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"), the investment manager and administrator of the Funds, or by the relevant Fund investment advisor, where applicable. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an international diversified organization with headquarters in Zurich, Switzerland and operations in many areas of the financial services industry. Investments in affiliated investment companies are valued at the daily closing net asset value of the respective investment company. If a market value is not readily available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Factors that are considered in making this determination include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities; and the evaluation of forces which influence the market in which the securities are purchased and sold.

Securities in which the Funds invest are traded in markets that close before 4:00 p.m. Eastern Time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m. Eastern Time will not be reflected in the Fund's NAV. However, funds may determine that such developments are so significant that they will materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what the Board of Trustees believes to be the fair value of these securities as of 4:00 p.m. Eastern Time.

Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. FOREIGN CURRENCY TRANSLATION: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the WM/Reuters closing spot rates as of 4:00 p.m. London time. Purchases and sales of portfolio securities, commitments under forward foreign currency contracts and income receipts are translated at the prevailing exchange rate as of the date of each transaction. Realized and unrealized foreign exchange gains or losses on investments are included as a component of net realized and unrealized gain or loss on foreign forward currency contracts and foreign currency transactions in the statements of operations.

C. INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded on the ex-dividend date ("ex-date") except in the case of certain dividends from foreign securities, which are recorded, as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day after adjusting for current capital share activity of the respective classes. Class specific expenses are charged directly to the applicable class of shares.

D. FORWARD FOREIGN CURRENCY CONTRACTS: The Funds may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. Forward foreign currency contracts are also used to achieve currency allocation strategies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The unrealized gain, if any, represents the credit risk to each Fund on a forward foreign currency contract. Fluctuations in the value of the forward foreign currency contracts are recorded daily as net unrealized gains or losses. The Funds realize a gain or loss upon settlement of the contracts. The statements of operations reflect net realized and net unrealized gains and losses on these contracts. The counterparty to all forward foreign currency contracts during the six months ended December 31, 2004 was the Funds' custodian.

E. FUTURES CONTRACTS: The Funds may purchase or sell exchange-traded futures contracts, which are contracts that obligate the Funds to make or take delivery of a financial instrument or the cash value of a securities index at a specified future date at a specified price. The Funds enter into such contracts to hedge a portion of their portfolio or equalize cash. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin). Subsequent payments (variation margin) are made or received by the Funds, generally on a daily basis. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is closed or expires. The statements of operations reflect net realized and net unrealized gains and losses on these contracts.

F:   CONCENTRATION OF RISK: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

G. DISTRIBUTIONS TO SHAREHOLDERS: It is the Funds' policy to distribute their respective net investment income and net capital gains, if any, annually except for UBS U.S. Bond Fund, UBS High Yield Fund and UBS Global Bond Fund. These Funds will distribute their respective net income, if any, monthly. Distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment Income and net capital gains are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses.

H. EARNINGS CREDITS: The Funds have entered into an arrangement with their custodian whereby interest earned on uninvested cash balances is used to offset a portion of the Funds' expenses. These amounts, if any, are reflected in the statements of operations.

I. USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accouting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

2.   INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
UBS Global AM (the "Advisor"), a registered investment advisor, provides the Funds with investment management services. As compensation for these services, each Fund pays the Advisor a monthly fee, accrued daily and paid monthly, based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

                                                                        AVERAGE DAILY NET ASSETS
                                               ---------------------------------------------------------------------------
                                                 $0 TO      $500 MM TO    $1 BILLION TO    $1.5 BILLION TO    $2.0 BILLION
FUND                                            $500 MM     $1 BILLION    $1.5 BILLION      $2.0 BILLION        AND OVER
----                                           ---------    ----------    -------------    ---------------    ------------
UBS Global Allocation Fund                       0.800%        0.750%         0.700%             0.675%           0.650%
UBS Global Bond Fund                             0.750         0.700          0.650              0.600            0.550
UBS U.S. Large Cap Equity Fund                   0.700         0.650          0.600              0.575            0.550
UBS U.S. Large Cap Growth Fund                   0.700         0.650          0.600              0.575            0.550
UBS U.S. Small Cap Growth Fund                   0.850         0.850          0.825              0.825            0.825
UBS U.S. Bond Fund                               0.500         0.475          0.450              0.425            0.400
UBS High Yield Fund                              0.600         0.550          0.525              0.525            0.525
UBS International Equity Fund                    0.800         0.750          0.700              0.675            0.650
UBS U.S. Large Cap Value Equity Fund             0.700         0.650          0.600              0.575            0.550

On December 2, 2003, the Board of Trustees approved the change in investment advisory fees for the UBS Global Equity Fund from 0.75% per annum to the following breakpoint schedule effective January 1, 2004:

AVERAGE DAILY NET ASSETS                                                         ADVISORY FEE
------------------------                                                         ------------
$0-$250 million                                                                       0.75%
On the next $250-$500 million                                                         0.70%
On the next $500 million - $1 billion                                                 0.68%
On amounts above $1 billion                                                           0.65%

Prior to June 7, 2004, the investment advisory fees for the Funds were based on each Fund's respective average daily net assets in accordance with the following per annum schedule:

FUND                                                                             ADVISORY FEE
----                                                                             ------------
UBS Global Allocation Fund                                                               0.80%
UBS Global Bond Fund                                                                     0.75
UBS U.S. Large Cap Equity Fund                                                           0.70
UBS U.S. Large Cap Growth Fund                                                           0.70
UBS U.S. Small Cap Growth Fund                                                           0.85
UBS U.S. Bond Fund                                                                       0.50
UBS High Yield Fund                                                                      0.60
UBS International Equity Fund                                                            0.80
UBS U.S. Large Cap Value Equity Fund                                                     0.70

The Advisor has agreed to waive its fees and reimburse each Fund to the extent that total annualized operating expenses exceed a specified percentage of each Fund's respective average daily net assets. Investment advisory fees and other transactions for the six months ended December 31, 2004, were as follows:

                                         UBS CLASS A   UBS CLASS B    UBS CLASS C    UBS CLASS Y      ADVISORY        FEES
FUND                                     EXPENSE CAP   EXPENSE CAP    EXPENSE CAP    EXPENSE CAP        FEES         WAIVED
----                                     -----------   -----------    -----------    -----------    ------------   -----------
UBS Global Equity Fund                          1.25%         2.00%          2.00%          1.00%   $  1,619,063   $   298,523
UBS Global Bond Fund                            1.15          1.90           1.65           0.90         245,755       117,038
UBS U.S. Large Cap Equity Fund                  1.30          2.05           2.05           1.05         627,625            --
UBS U.S. Large Cap Growth Fund                  1.05          1.80           1.80           0.80          21,195        69,207
UBS U.S. Small Cap Growth Fund                  1.28          2.03           2.03           1.03         821,772       148,425
UBS U.S. Bond Fund                              0.85          1.60           1.35           0.60         324,610       162,018
UBS High Yield Fund                             1.20          1.95           1.70           0.95         463,603        43,671
UBS International Equity Fund                   1.25          2.00           2.00           1.00         444,863       120,697
UBS U.S. Large Cap Value Equity Fund            1.10          1.85           1.85           0.85         507,271       220,823

Each Fund will reimburse UBS Global AM for any fee it waives or expenses it reimburses for a period three years following such fee waivers and expense reimbursements, to the extent such reimbursements will not cause a Fund to exceed any applicable expense limit for the Fund. The expenses waived for the six months ended December 31, 2004 are subject to repayment through June 30, 2008.

Each Fund pays an administration fee that is computed daily and paid monthly at an annual rate of 0.075% of the average daily net assets of such Fund. For the six months ended December 31, 2004, certain funds incurred and owed UBS Global AM administrative fees as follows:

                                                                       ADMINISTRATIVE    ADMINISTRATIVE
FUND                                                                      FEES OWED       FEES INCURRED
----                                                                   --------------    ---------------
UBS Global Allocation Fund                                             $      150,935    $       779,691
UBS Global Equity Fund                                                         29,595            166,740
UBS Global Bond Fund                                                            4,485             24,576
UBS U.S. Large Cap Equity Fund                                                 12,617             67,246
UBS U.S. Large Cap Growth Fund                                                    409              2,271
UBS U.S. Small Cap Growth Fund                                                 13,432             72,510
UBS U.S. Bond Fund                                                              8,285             48,692
UBS High Yield Fund                                                             9,755             57,951
UBS International Equity Fund                                                   7,709             41,706
UBS U.S. Large Cap Value Equity Fund                                            9,212             54,351

The Funds may invest in shares of certain affiliated investment companies also sponsored by the Advisor and for the six months ended December 31, 2004 were as follows:

                                                                            UBS GLOBAL ALLOCATION FUND
                                                                   ---------------------------------------------
                                                                                        NET         CHANGE IN
                                                                       SALES          REALIZED    NET UNREALIZED
AFFILIATES                                          PURCHASES         PROCEEDS      GAIN/(LOSS)    GAIN/(LOSS)         VALUE
----------                                       ---------------   --------------   -----------   --------------   --------------
UBS Emerging Markets Equity Relationship Fund    $    20,000,000               --            --   $   43,321,784   $  212,892,165
UBS High Yield Relationship Fund                              --               --            --        1,717,520       18,533,038
UBS Small Cap Equity Relationship Fund                        --               --            --        7,693,131       69,778,745
UBS Supplementary Trust
   U.S. Cash Management Prime Fund                   689,643,301   $  662,451,236            --               --      188,392,180

                                                                               UBS GLOBAL BOND FUND
                                                                   ---------------------------------------------
                                                                                        NET         CHANGE IN
                                                                       SALES          REALIZED    NET UNREALIZED
AFFILIATES                                          PURCHASES         PROCEEDS      GAIN/(LOSS)    GAIN/(LOSS)         VALUE
----------                                       ---------------   --------------   -----------   --------------   --------------
UBS U.S. Securitized Mortgage Relationship Fund  $     1,475,000               --            --   $      307,575   $   11,857,030
UBS Supplementary Trust
   U.S. Cash Management Prime Fund                     9,616,018   $    9,040,791            --               --        1,155,451

The Funds may invest in shares of the UBS Supplementary Trust--U.S. Cash Management Prime Fund ("Supplementary Trust"). Supplementary Trust is managed by the Advisor and is offered as a cash management option only to mutual funds and certain other accounts managed by the Advisor. Supplementary Trust pays no management fees to the Advisor. Distributions received from Supplementary Trust are reflected as affiliated interest income in the statements of operations. Amounts relating to those investments at December 31, 2004 and for the six months ended were as follows:

                                                                                                                        % OF
                                                                         SALES          INTEREST                        NET
FUND                                                   PURCHASES        PROCEEDS         INCOME          VALUE         ASSETS
----                                                --------------   --------------   ------------   --------------   --------
UBS Global Allocation Fund                          $  689,643,301   $  662,451,236   $  1,391,278   $  188,392,180       7.45%
UBS Global Equity Fund                                  34,864,431       32,159,756         10,001        3,554,614       0.76
UBS Global Bond Fund                                     9,616,018        9,040,791         14,584        1,155,451       1.61
UBS U.S. Large Cap Equity Fund                          38,631,066       32,034,254         65,613       13,353,349       6.43
UBS U.S. Large Cap Growth Fund                           1,690,171        1,669,579          1,210          175,146       2.62
UBS U.S. Small Cap Growth Fund                          34,468,146       33,417,785         38,687        5,645,450       2.58
UBS U.S. Bond Fund                                      34,712,700       28,899,616         50,756        8,279,484       6.63
UBS High Yield Fund                                     46,945,553       48,429,271         25,668        1,655,160       1.08
UBS International Equity Fund                           45,558,721       38,188,633         97,438       15,792,976      12.35
UBS U.S. Large Cap Value Equity Fund                    15,254,531       20,951,741         67,514        1,912,919       1.30

The following Funds have incurred brokerage commissions with an affiliated broker-dealer. Amounts relating to those transactions for the six months ended December 31, 2004, were as follows:

FUND                                                               UBS SECURITIES LLC
----                                                               ------------------
UBS Global Allocation Fund                                         $          106,886
UBS Global Equity Fund                                                         32,478
UBS U.S. Large Cap Equity Fund                                                 24,572
UBS U.S. Large Cap Growth Fund                                                    611
UBS U.S. Small Cap Growth Fund                                                    930
UBS International Equity Fund                                                   3,169
UBS U.S. Large Cap Value Equity Fund                                           12,047

3.    INVESTMENT TRANSACTIONS
Investment transactions for the six months ended December 31, 2004, excluding short-term investments, were as follows:

                                                                                            SALES
FUND                                                                   PURCHASES           PROCEEDS
----                                                                ----------------   ---------------
UBS Global Allocation Fund                                          $  1,023,547,943   $   576,663,126
UBS Global Equity Fund                                                    82,953,898       108,060,454
UBS Global Bond Fund                                                      34,682,166        28,961,189
UBS U.S. Large Cap Equity Fund                                            54,197,049        30,707,477
UBS U.S. Large Cap Growth Fund                                             2,809,442         3,157,348
UBS U.S. Small Cap Growth Fund                                            48,039,934        44,488,002
UBS U.S. Bond Fund                                                        88,697,133        90,146,680
UBS High Yield Fund                                                       58,613,514        57,742,639
UBS International Equity Fund                                             33,937,935        33,170,059
UBS U.S. Large Cap Value Equity Fund                                      33,129,111        40,486,395

For the six months ended December 31, 2004, purchases and sales of long-term U.S. government securities were as follows:

                                                                                            SALES
FUND                                                                   PURCHASES           PROCEEDS
----                                                                ----------------   ---------------
UBS Global Allocation Fund                                          $    212,904,951   $   187,785,325
UBS Global Bond Fund                                                      11,234,191        10,061,593
UBS U.S. Bond Fund                                                        56,772,209        57,269,854

4.    SECURITY LENDING

UBS Global Allocation Fund and UBS International Equity Fund loaned securities to certain brokers, with the Funds' custodian acting as the Funds' lending agent. The Funds earned negotiated lender fees, which are included in securities lending revenues in the statements of operations. The Funds receive cash and/or securities as collateral against the loaned securities. Cash collateral received is invested in interest bearing securities, which are included in the schedule of investments. In addition, the Global Allocation Fund received securities as collateral amounting to $92,970,397, which cannot be resold. The Funds monitor the market value of securities loaned on a daily basis and initially require collateral against the loaned securities in an amount at least equal to 102% of the value of domestic securities loaned and 105% of the value of foreign securities loaned. The value of loaned securities and related collateral outstanding at December 31, 2004, were as follows:

                                                          MARKET         COLLATERAL      MARKET VALUE OF
                                                         VALUE OF       RECEIVED FOR       INVESTMENTS
                                                        SECURITIES       SECURITIES     OF CASH COLLATERAL
FUND                                                      LOANED           LOANED            RECEIVED
----                                                  --------------   --------------   ------------------
UBS Global Allocation Fund                            $  215,900,896   $  222,144,097   $      129,173,700
UBS International Equity Fund                             13,732,091       14,418,350           14,418,350

5.    DISTRIBUTION PLANS

The Trust has adopted distribution and/or service plans (the "Plans") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for Class A, Class B and Class C. Each Plan governs payments made for the expenses incurred in the service and/or distribution of Class A, Class B and Class C. Annual fees under the Plan as a percentage of the average daily net assets of the Class of each of the Funds are as follows:

FUND                                             UBS CLASS A           UBS CLASS B            UBS CLASS C
----                                             -----------           -----------            -----------
UBS Global Allocation Fund                              0.25%                 1.00%                  1.00%
UBS Global Equity Fund                                  0.25                  1.00                   1.00
UBS Global Bond Fund                                    0.25                  1.00                   0.75
UBS U.S. Large Cap Equity Fund                          0.25                  1.00                   1.00
UBS U.S. Large Cap Growth Fund                          0.25                  1.00                   1.00
UBS U.S. Small Cap Growth Fund                          0.25                  1.00                   1.00
UBS U.S. Bond Fund                                      0.25                  1.00                   0.75
UBS High Yield Fund                                     0.25                  1.00                   0.75
UBS International Equity Fund                           0.25                  1.00                   1.00
UBS U.S. Large Cap Value Equity Fund                    0.25                  1.00                   1.00

At December 31, 2004, certain Funds owed UBS Global AM service and distribution fees as follows:

                                                                            SERVICE &
                                                                          DISTRIBUTION
FUND                                                                        FEES OWED
----                                                                      ------------
UBS Global Allocation Fund                                                $    565,728
UBS Global Equity Fund                                                         132,721
UBS Global Bond Fund                                                             2,401
UBS U.S. Large Cap Equity Fund                                                   2,177
UBS U.S. Large Cap Growth Fund                                                   1,772
UBS U.S. Small Cap Growth Fund                                                  15,558
UBS U.S. Bond Fund                                                               2,088
UBS High Yield Fund                                                             55,036
UBS International Equity Fund                                                    1,943
UBS U.S. Large Cap Value Equity Fund                                            22,359

6.    REDEMPTION FEES

UBS Global Allocation Fund, UBS Global Equity Fund and UBS International Equity Fund charged a 1.00% redemption fee if you sell or exchange Class A shares or Class Y shares less than 90 days after the purchase date. This amount is paid to the applicable Fund, not the Advisor. The redemption fees are disclosed by Fund in the statements of changes in net assets.

7.    TRANSFER AGENCY SERVICES FEES

UBS Financial Services, Inc. provided transfer agency related services to each Fund pursuant to a delegation of authority from PFPC, Inc. ("PFPC"), each Fund's transfer agent, and is compensated for these services by PFPC, not the Funds.

For the six months ended December 31, 2004, UBS Financial Services Inc. received from PFPC, not the Funds, total transfer agency and related services fees paid by the Funds to PFPC as follows:

FUND                                                                AMOUNT PAID
----                                                                -----------
UBS Global Allocation Fund                                          $   299,753
UBS Global Equity Fund                                                  165,510
UBS Global Bond Fund                                                      7,141
UBS U.S. Large Cap Equity Fund                                            1,368
UBS U.S. Large Cap Growth Fund                                              867
UBS U.S. Small Cap Growth Fund                                           26,407
UBS U.S. Bond Fund                                                        2,594
UBS High Yield Fund                                                      38,680
UBS International Equity Fund                                             2,727
UBS U.S. Large Cap Value Equity Fund                                     41,676

8.    LINE OF CREDIT

The Trust has entered into an agreement with JPMorgan Chase Bank to provide a 364-day $50 million committed line of credit to the Funds ("Committed Credit Facility"). Borrowings will be made for temporary purposes to fund redemptions. Interest on amounts borrowed is calculated based on the federal funds rate in effect at the time of borrowing plus 0.50%. The Trust has agreed to pay commitment fees, pro rata based on the relative asset size of the Funds in the Committed Credit Facility in the amount of 0.09% per annum on the average daily balance of the line of credit not utilized. The average borrowings under the agreement for the six months ended December 31, 2004, were as follows:

                                                       AVERAGE      NUMBER OF DAYS   INTEREST
FUND                                                 BORROWINGS       OUTSTANDING      PAID
----                                               --------------   --------------   --------
UBS Global Allocation Fund                         $   11,364,950         1          $    868
UBS Global Equity Fund                                  1,683,270         1               129
UBS Global Bond Fund                                    1,155,500         1                88
UBS U.S. Bond Fund                                      8,279,485         1               632
UBS High Yield Fund                                     9,730,000         4             2,227

9.    REORGANIZATION

At the close of business November 7, 2003, UBS U.S. Small Cap Growth Fund ("Acquiring Fund ") acquired the assets and liabilities of UBS Enhanced Nasdaq-100 Fund ("Acquired Fund ") by effecting a taxable reorganization whereby shares of the Acquiring Fund were exchanged for those of the Acquired Fund pursuant to a plan of reorganization approved by the Board of Trustees and shareholders of the Acquired Fund. Net assets and other data as of the reorganization date were as follows:

                                               UBS ENHANCED                     UBS U.S.
                                                NASDAQ-100                     SMALL CAP
                                                   FUND                       GROWTH FUND     NET UNREALIZED
                                                  SHARES         ACQUIRED        SHARES        APPRECIATION
FUND ACQUIRED                                   EXCHANGED       NET ASSETS       ISSUED        DEPRECIATION
-------------                                  ------------   -------------   ------------    --------------
UBS Enhanced NASDAQ-100 Fund
Class A                                             771,863   $   9,615,448      3,384,317    $   (1,446,402)
Class B                                             983,469      12,098,521      1,131,138           (74,255)
Class C                                             748,037       9,185,495        852,149         1,721,997
Class Y                                              50,567         640,425      6,122,472          (201,339)
                                                              -------------
Total Net Assets                                              $  31,539,889
                                                              -------------

UBS U.S. Small Cap Growth Fund's net assets immediately before the reorganization were $112,531,458.

At the close of business November 7, 2003, UBS U.S. Large Cap Value Equity Fund ("Acquiring Fund") acquired the assets and liabilities of UBS Financial Sector Fund Inc. ("Acquired Fund ") by effecting a tax-free reorganization whereby shares of the Acquiring Fund were exchanged for those of the Acquired Fund pursuant to a plan of reorganization approved by the Board of Directors and shareholders of the Acquired Fund. Net assets and other data as of the reorganization date were as follows:

                                                                                 UBS U.S.
                                              UBS FINANCIAL                     LARGE CAP
                                                 SECTOR                           VALUE
                                               FUND, INC.                      EQUITY FUND      NET UNREALIZED
                                                 SHARES          ACQUIRED         SHARES         APPRECIATION
FUND ACQUIRED                                  EXCHANGED        NET ASSETS        ISSUED        (DEPRECIATION)
-------------                                 -------------   --------------   ------------    ----------------
UBS Financial Sector Fund, Inc
Class A                                           9,306,444   $   93,138,892      9,458,007    $     37,107,129
Class B                                           3,080,643       30,423,510      3,167,885          (8,254,747)
Class C                                           1,891,918       18,702,929      2,002,831          (4,595,754)
Class Y                                             100,566        1,009,363        698,623            (856,437)
                                                              --------------
Total Net Assets                                              $  143,274,694
                                                              --------------

UBS U.S. Large Cap Value Equity Fund's net assets immediately before the reorganization were $9,477,451.

The pre-merger activity of the acquired funds are not reflected in the statements of operations or changes in net assets and the financial highlights.

10. FEDERAL INCOME TAXES It is the Funds policy to comply with all requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. The Funds met the requirement of the Code applicable to regulated investment companies, therefore, no federal income tax provision was required.

The tax character of distributions paid during the fiscal year ended June 30, 2004 were as follows:

                                                DISTRIBUTIONS PAID FROM      DISTRIBUTIONS PAID FROM            TOTAL
FUND                                                ORDINARY INCOME        NET LONG-TERM CAPITAL GAINS    DISTRIBUTIONS PAID
----                                            -----------------------    ---------------------------    ------------------
UBS Global Allocation Fund                      $            13,269,985                             --    $       13,269,985
UBS Global Equity Fund                                        4,891,206                             --             4,891,206
UBS Global Bond Fund                                          4,828,141                             --             4,828,141
UBS U.S. Large Cap Equity Fund                                1,535,536                             --             1,535,536
UBS U.S. Small Cap Growth Fund                                       --    $                   398,372               398,372
UBS U.S. Bond Fund                                            5,180,925                             --             5,180,925
UBS High Yield Fund                                          14,243,424                             --            14,243,424
UBS International Equity Fund                                 2,715,721                             --             2,715,721
UBS U.S. Large Cap Value Equity Fund                            184,418                             --               184,418

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Fund's fiscal year ending June 30, 2005.

At June 30, 2004, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future net capital gains through the indicated expiration dates:

                                          EXPIRATION DATE   EXPIRATION DATE   EXPIRATION DATE   EXPIRATION DATE   EXPIRATION DATE
                                           JUNE 30, 2008     JUNE 30, 2009     JUNE 30, 2010     JUNE 30, 2011     JUNE 30, 2012
                                          ---------------   ---------------   ---------------   ---------------   ---------------
UBS Global Bond Fund                                   --   $     1,208,541                --                --                --
UBS U.S. Large Cap Growth Fund                         --                --   $     1,265,393   $     1,745,070   $       603,775
UBS U.S. Bond Fund                                     --           404,247                --                --           614,333
UBS International Equity Fund                          --                --                --        10,745,480                --
UBS U.S. Large Cap Value Equity Fund      $       498,492            83,503+          273,335+          290,997                --

   + Due to merger with the UBS U.S. Large Cap Equity Fund, utilization of capital loss carryforwards in subsequent years may be limited.

At June 30, 2004, the UBS Global Equity Fund had the following capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

                                      EXPIRATION DATE   EXPIRATION DATE   EXPIRATION DATE   EXPIRATION DATE   EXPIRATION DATE
                                       JUNE 30, 2007     JUNE 30, 2008     JUNE 30, 2009     JUNE 30, 2010     JUNE 30, 2011
                                      ---------------   ---------------   ---------------   ---------------   ---------------
                                      $    81,478,790   $   143,090,067   $   389,124,210   $   253,636,661+  $     4,283,846+

   + Due to merger with UBS Strategy Fund, utilization of capital loss carryforwards in subsequent years may be limited.

At June 30, 2004, the UBS High Yield Fund had the following capital loss carryforwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

EXPIRATION DATE   EXPIRATION DATE   EXPIRATION DATE   EXPIRATION DATE   EXPIRATION DATE
 JUNE 30, 2005     JUNE 30, 2006     JUNE 30, 2007     JUNE 30, 2008     JUNE 30, 2009
---------------   ---------------   ---------------   ---------------   ---------------
$    10,089,023   $    11,387,957   $    18,661,457   $    98,009,332+  $    23,205,714+

EXPIRATION DATE   EXPIRATION DATE   EXPIRATION DATE
 JUNE 30, 2010     JUNE 30, 2011     JUNE 30, 2012
---------------   ---------------   ---------------
$     6,612,767+  $    37,425,637+  $    15,791,570+

   + Due to merger with Paine Webber High Income Fund, utilization of capital loss carryforwards in subsequent years may be limited.

For the fiscal year ended June 30, 2004, the Fund's utilized the following capital loss carryforwards:

UBS Global Allocation Fund                                                      $   6,898,051
UBS Global Equity Fund                                                             23,152,165
UBS Global Bond Fund                                                                  303,789
UBS U.S. Large Cap Equity Fund                                                      3,307,470
UBS U.S. Small Cap Growth Fund                                                      2,064,972
UBS International Equity Fund                                                         703,258
UBS U.S. Large Cap Value Equity Fund                                                3,752,268

11.    SHARES OF BENEFICIAL INTEREST

For the six months ended December 31, 2004, transactions in shares of beneficial interest for each of the Funds were as follows:

                                                                                                                NET INCREASE
                                                                                                                  (DECREASE)
                                                           SHARES        SHARES CONVERTED FROM    DIVIDENDS       IN SHARES
                                         SHARES SOLD     REPURCHASED      CLASS B TO CLASS A      REINVESTED     OUTSTANDING
                                        -------------   -------------    ---------------------   ------------   -------------
CLASS A
UBS Global Allocation Fund                 29,571,618      (8,475,492)                  11,649      3,243,759      24,351,534
UBS Global Equity Fund                        490,176      (1,454,259)                   2,200             --        (961,883)
UBS Global Bond Fund                          274,777        (184,635)                  25,063         59,750         174,955
UBS U.S. Large Cap Equity Fund                213,548         (67,902)                   8,237         20,364         174,247
UBS U.S. Large Cap Growth Fund                 61,597         (63,693)                   2,199             --             103
UBS U.S. Small Cap Growth Fund              1,985,628      (1,206,530)                  34,578         71,938         885,614
UBS U.S. Bond Fund                            342,588        (349,749)                   9,060         40,637          42,536
UBS High Yield Fund                         1,358,660      (1,246,597)                 243,193        249,284         604,540
UBS International Equity Fund                 347,075         (64,617)                     131         12,424         295,013
UBS U.S. Large Cap Value Equity Fund           88,428        (901,404)                 485,353      1,659,167       1,331,544

CLASS B
UBS Global Allocation Fund                  2,580,969        (906,076)                 (11,882)       435,139       2,098,150
UBS Global Equity Fund                         85,890      (1,886,251)                  (2,237)            --      (1,802,598)
UBS Global Bond Fund                           15,194         (18,550)                 (25,036)         4,419         (23,973)
UBS U.S. Large Cap Equity Fund                 15,623         (11,715)                  (8,237)         1,917          (2,412)
UBS U.S. Large Cap Growth Fund                 13,203         (11,970)                  (2,199)            --            (966)
UBS U.S. Small Cap Growth Fund                 22,614        (127,996)                 (34,578)        12,117        (127,843)
UBS U.S. Bond Fund                             13,213         (23,267)                  (9,060)         2,051         (17,063)
UBS High Yield Fund                            26,039        (125,696)                (243,193)        14,856        (327,994)
UBS International Equity Fund                  17,100          (4,278)                    (132)           681          13,371
UBS U.S. Large Cap Value Equity Fund           35,702        (120,215)                (494,383)       124,691        (454,205)

                                                                                      NET INCREASE
                                                                                        (DECREASE)
                                                           SHARES        DIVIDENDS      IN SHARES
                                         SHARES SOLD     REPURCHASED     REINVESTED    OUTSTANDING
                                        -------------   -------------    ----------   -------------
CLASS C
UBS Global Allocation Fund                 14,527,896      (3,291,896)    1,736,427      12,972,427
UBS Global Equity Fund                        119,314      (1,182,678)           --      (1,063,364)
UBS Global Bond Fund                           61,784         (40,358)        9,143          30,569
UBS U.S. Large Cap Equity Fund                 20,625          (6,885)        3,177          16,917
UBS U.S. Large Cap Growth Fund                  7,537         (25,877)           --         (18,340)
UBS U.S. Small Cap Growth Fund                 37,260         (81,442)       10,789         (33,393)
UBS U.S. Bond Fund                             16,285         (14,226)        2,954           5,013
UBS High Yield Fund                           173,123        (304,348)       48,564         (82,661)
UBS International Equity Fund                  24,804         (12,654)        1,315          13,465
UBS U.S. Large Cap Value Equity Fund           26,196        (210,900)      284,858         100,154

CLASS Y
UBS Global Allocation Fund                  3,298,055      (1,835,102)      790,799       2,253,752
UBS Global Equity Fund                      2,042,470        (941,923)           --       1,100,547
UBS Global Bond Fund                          909,543        (511,865)      180,252         577,930
UBS U.S. Large Cap Equity Fund              2,054,999        (657,326)      357,650       1,755,323
UBS U.S. Large Cap Growth Fund                 86,526        (105,574)           --         (19,048)
UBS U.S. Small Cap Growth Fund              1,284,606      (1,066,605)      106,806         324,807
UBS U.S. Bond Fund                          1,284,895      (1,700,014)      195,632        (219,487)
UBS High Yield Fund                         2,991,196      (3,547,674)      294,655        (261,823)
UBS International Equity Fund               1,357,247      (1,579,413)      131,730         (90,436)
UBS U.S. Large Cap Value Equity Fund          141,406         (65,883)       80,994         156,517

For the year ended June 30, 2004, transactions in shares of beneficial interest for each of the Funds were as follows:

                                                                                                                 NET INCREASE
                                                                                                                  (DECREASE)
                                                           SHARES        SHARES CONVERTED FROM    DIVIDENDS       IN SHARES
                                         SHARES SOLD     REPURCHASED      CLASS B TO CLASS A      REINVESTED     OUTSTANDING
                                        -------------   -------------    ---------------------   ------------   -------------
CLASS A
UBS Global Allocation Fund                 64,841,376     (10,778,674)                  17,053        464,731      54,544,486
UBS Global Equity Fund                      2,422,308      (5,339,601)                  16,558        124,613      (2,776,122)
UBS Global Bond Fund                        1,046,908        (810,687)                  20,105         85,913         342,239
UBS U.S. Large Cap Equity Fund                163,425         (34,801)                  13,747          3,038         145,409
UBS U.S. Large Cap Growth Fund                183,341         (71,381)                   1,196             --         113,156
UBS U.S. Small Cap Growth Fund              6,574,820      (1,656,216)                  41,015          7,174       4,966,793
UBS U.S. Bond Fund                          1,225,634      (1,232,450)                  44,765         85,689         123,638
UBS High Yield Fund                         5,535,038      (7,379,532)                 556,500        404,716        (883,278)
UBS International Equity Fund               1,333,420        (882,205)                   2,067         13,040         466,322
UBS U.S. Large Cap Value Equity Fund        9,471,490      (1,327,756)               1,422,789         12,989       9,579,512

CLASS B
UBS Global Allocation Fund                  9,368,229      (1,478,822)                 (17,304)        70,439       7,942,542
UBS Global Equity Fund                        263,939      (3,754,027)                 (16,742)       121,113      (3,385,717)
UBS Global Bond Fund                           79,135         (85,358)                 (20,085)        10,533         (15,775)
UBS U.S. Large Cap Equity Fund                 51,141          (7,798)                 (13,945)           396          29,794
UBS U.S. Large Cap Growth Fund                 19,285         (23,619)                  (1,215)            --          (5,549)
UBS U.S. Small Cap Growth Fund              1,093,902        (210,033)                 (41,690)         3,034         845,213
UBS U.S. Bond Fund                            142,697        (242,536)                 (44,819)         5,701        (138,957)
UBS High Yield Fund                           174,686        (477,082)                (556,713)        48,387        (810,722)
UBS International Equity Fund                  59,858         (13,934)                  (2,092)         1,406          45,238
UBS U.S. Large Cap Value Equity Fund        3,166,443        (476,389)              (1,443,512)         1,051       1,247,593

                                                                                       NET INCREASE
                                                                                       (DECREASE)
                                                           SHARES        DIVIDENDS     IN SHARES
                                         SHARES SOLD     REPURCHASED     REINVESTED    OUTSTANDING
                                        -------------   -------------    ----------   -------------
CLASS C
UBS Global Allocation Fund                 34,837,342      (3,697,764)      264,867      31,404,445
UBS Global Equity Fund                        216,713      (2,939,249)       76,616      (2,645,920)
UBS Global Bond Fund                           91,510         (69,151)       15,372          37,731
UBS U.S. Large Cap Equity Fund                 50,769         (24,118)          553          27,204
UBS U.S. Large Cap Growth Fund                 34,172         (19,221)           --          14,951
UBS U.S. Small Cap Growth Fund                898,082        (189,100)        2,225         711,207
UBS U.S. Bond Fund                             66,970        (152,513)        5,292         (80,251)
UBS High Yield Fund                           391,859        (798,716)      108,789        (298,068)
UBS International Equity Fund                 197,097         (99,010)        2,438         100,525
UBS U.S. Large Cap Value Equity Fund        1,978,857        (315,498)          526       1,663,885

CLASS Y
UBS Global Allocation Fund                  8,013,540      (5,072,682)      202,869       3,143,727
UBS Global Equity Fund                      9,113,553      (5,457,481)      116,889       3,772,961
UBS Global Bond Fund                        3,216,552      (2,867,578)      258,759         607,733
UBS U.S. Large Cap Equity Fund              4,012,064      (1,861,109)       85,844       2,236,799
UBS U.S. Large Cap Growth Fund                294,474        (147,622)           --         146,852
UBS U.S. Small Cap Growth Fund              6,106,167      (2,803,075)       16,584       3,319,676
UBS U.S. Bond Fund                          4,730,090      (3,776,541)      332,413       1,285,962
UBS High Yield Fund                         4,653,189      (9,049,563)      715,996      (3,680,378)
UBS International Equity Fund              12,031,210     (13,559,941)      304,251      (1,224,480)
UBS U.S. Large Cap Value Equity Fund          345,284        (457,039)          619        (111,136)

                THE UBS FUNDS -- GENERAL INFORMATION (UNAUDITED)

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE
The Funds will file their complete schedules of investments with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647-1568.

PROXY VOTING POLICIES & PROCEDURES
You may obtain a description of the Funds' proxy voting policies and procedures and their proxy voting records; without charge, upon request by contacting the Funds directly at 1-800-647-1568, online on the Fund's Web site:
www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's website (http://www.sec.gov).

                       This page intentionally left blank.

                       This page intentionally left blank.

[UBS LOGO]                                                        Presorted
                                                                  Standard
                                                                 U.S.Postage
UBS GLOBAL ASSET MANAGEMENT                                         PAID
One North Wacker Drive                                          Smithtown, NY
Chicago, Illinois 60606                                          Permit 700

ITEM 2. CODE OF ETHICS.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The registrant's Board has established a Nominating Committee. The Nominating Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating Committee, Mr. Walter E. Auch, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., One North Wacker Drive, Chicago, Illinois 60606, and indicate on the envelope "Nominating Committee." The shareholder's letter should state the nominee's name and should include the nominee's resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

     (b) The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a) (1) Code of Ethics - Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

     (a) (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

     (a) (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons - not applicable to the registrant.

     (b) Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The UBS Funds

By:    /s/ Joseph A. Varnas
       --------------------
       Joseph A. Varnas
       President

Date:  March 4, 2005
       -------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Joseph A. Varnas
       --------------------
       Joseph A. Varnas
       President

Date:  March 4, 2005
       -------------

By:    /s/ Joseph T. Malone
       --------------------
       Joseph T. Malone
       Treasurer & Principal Accounting Officer

Date:  March 4, 2005
       -------------